                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-4108

                       Oppenheimer Variable Account Funds
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                    Shares          Value
                                                                  ----------    ------------
COMMON STOCKS--99.2%
CONSUMER DISCRETIONARY--18.3%
HOTELS, RESTAURANTS & LEISURE--4.0%
Cheesecake Factory, Inc. (The)(1)                                    221,700    $  5,999,202
China Lodging Group Ltd., Sponsored ADS(1)                            32,000         479,360
Chipotle Mexican Grill, Inc., Cl. A(1)                                43,030       4,848,190
Panera Bread Co., Cl. A(1)                                            82,300       6,295,127
Royal Caribbean Cruises Ltd.(1)                                       90,800       2,995,492
Starwood Hotels & Resorts Worldwide, Inc.                             63,600       2,966,304
                                                                                ------------
                                                                                  23,583,675
HOUSEHOLD DURABLES--0.8%
Tupperware Brands Corp.                                               98,500       4,749,670
INTERNET & CATALOG RETAIL--0.9%
Priceline.com, Inc.(1)                                                20,200       5,151,000
MEDIA--2.4%
Discovery Communications, Inc.(1)                                    183,400       6,197,086
DreamWorks Animation SKG, Inc., Cl. A(1)                             103,300       4,068,987
Scripps Networks Interactive, Cl. A                                   94,000       4,168,900
                                                                                ------------
                                                                                  14,434,973
MULTILINE RETAIL--2.2%
Dollar Tree, Inc.(1)                                                 112,850       6,682,977
Nordstrom, Inc.                                                      151,600       6,192,860
                                                                                ------------
                                                                                  12,875,837
SPECIALTY RETAIL--5.5%
Chico's FAS, Inc.                                                    412,200       5,943,924
Guess?, Inc.                                                         119,500       5,614,110
J. Crew Group, Inc.(1)                                               135,500       6,219,450
Tiffany & Co.                                                        130,400       6,192,696
Urban Outfitters, Inc.(1)                                            221,580       8,426,687
                                                                                ------------
                                                                                  32,396,867
TEXTILES, APPAREL & LUXURY GOODS--2.5%
Phillips/Van Heusen Corp.                                             64,300       3,688,248
Polo Ralph Lauren Corp., Cl. A                                        72,740       6,185,810
Warnaco Group, Inc. (The)(1)                                          99,400       4,742,374
                                                                                ------------
                                                                                  14,616,432
CONSUMER STAPLES--4.3%
FOOD & STAPLES RETAILING--0.5%
Whole Foods Market, Inc.(1)                                           80,800       2,920,920
FOOD PRODUCTS--2.1%
J.M. Smucker Co. (The)                                                95,100       5,730,726
TreeHouse Foods, Inc.(1)                                             149,200       6,545,404
                                                                                ------------
                                                                                  12,276,130
PERSONAL PRODUCTS--1.7%
Estee Lauder Cos., Inc. (The), Cl. A                                 108,200       7,018,934
Nu Skin Asia Pacific, Inc., Cl. A                                     99,500       2,895,450
                                                                                ------------
                                                                                   9,914,384


                 1 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                    Shares          Value
                                                                  ----------    ------------
ENERGY--6.9%
ENERGY EQUIPMENT & SERVICES--2.3%
Cameron International Corp.(1)                                       184,850    $  7,922,671
Oceaneering International, Inc.(1)                                    83,100       5,276,019
                                                                                ------------
                                                                                  13,198,690
OIL, GAS & CONSUMABLE FUELS--4.6%
Alpha Natural Resources, Inc.(1)                                      74,500       3,716,805
Concho Resources, Inc.(1)                                            225,450      11,353,662
EXCO Resources, Inc.                                                 158,500       2,913,230
Petrohawk Energy Corp.(1)                                            196,400       3,982,992
Range Resources Corp.                                                110,846       5,195,352
                                                                                ------------
                                                                                  27,162,041
FINANCIALS--9.3%
CAPITAL MARKETS--4.1%
Greenhill & Co., Inc.                                                 57,600       4,728,384
Jefferies Group, Inc.                                                167,300       3,959,991
Stifel Financial Corp.(1)                                            130,100       6,992,875
Waddell & Reed Financial, Inc., Cl. A                                227,500       8,199,100
                                                                                ------------
                                                                                  23,880,350
COMMERCIAL BANKS--1.5%
East West Bancorp, Inc.                                              173,700       3,025,854
Signature Bank(1)                                                    161,600       5,987,280
                                                                                ------------
                                                                                   9,013,134
DIVERSIFIED FINANCIAL SERVICES--0.9%
MSCI, Inc., Cl. A(1)                                                 149,510       5,397,311
INSURANCE--0.8%
Assured Guaranty Ltd.                                                220,300       4,839,991
REAL ESTATE INVESTMENT TRUSTS--0.9%
Digital Realty Trust, Inc.                                            96,310       5,220,002
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.1%
Jones Lang LaSalle, Inc.                                              87,400       6,370,586
HEALTH CARE--17.6%
BIOTECHNOLOGY--4.6%
Alexion Pharmaceuticals, Inc.(1)                                     190,100      10,335,737
Amylin Pharmaceuticals, Inc.(1)                                      128,500       2,889,965
Human Genome Sciences, Inc.(1)                                       151,300       4,569,260
Myriad Genetics, Inc.(1)                                             147,650       3,550,983
United Therapeutics Corp.(1)                                         107,000       5,920,310
                                                                                ------------
                                                                                  27,266,255
HEALTH CARE EQUIPMENT & SUPPLIES--3.4%
Edwards Lifesciences Corp.(1)                                        105,470      10,428,874
ResMed, Inc.(1)                                                       55,800       3,551,670
Thoratec Corp.(1)                                                    178,100       5,957,445
                                                                                ------------
                                                                                  19,937,989
HEALTH CARE PROVIDERS & SERVICES--6.8%
Catalyst Health Solutions, Inc.(1)                                   126,300       5,226,294


                 2 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                    Shares          Value
                                                                  ----------    ------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Coventry Health Care, Inc.(1)                                        140,400    $  3,470,688
Genoptix, Inc.(1)                                                    147,011       5,217,420
Health Management Associates, Inc., Cl. A(1)                         587,000       5,048,200
HMS Holdings Corp.(1)                                                150,500       7,673,995
MEDNAX, Inc.(1)                                                      101,800       5,923,742
Schein (Henry), Inc.(1)                                              122,670       7,225,263
                                                                                ------------
                                                                                  39,785,602
HEALTH CARE TECHNOLOGY--1.9%
Cerner Corp.(1)                                                       74,900       6,370,994
SXC Health Solutions Corp.(1)                                         73,800       4,965,264
                                                                                ------------
                                                                                  11,336,258
PHARMACEUTICALS--0.9%
Perrigo Co.                                                           93,710       5,502,651
INDUSTRIALS--12.1%
AEROSPACE & DEFENSE--2.0%
Goodrich Corp.                                                        82,700       5,832,004
Rockwell Collins, Inc.                                                98,700       6,177,633
                                                                                ------------
                                                                                  12,009,637
COMMERCIAL SERVICES & SUPPLIES--0.9%
Stericycle, Inc.(1)                                                  101,122       5,511,149
ONSTRUCTION & ENGINEERING--0.5%
Chicago Bridge & Iron Co. NV(1)                                      130,200       3,028,452
ELECTRICAL EQUIPMENT--1.5%
Regal-Beloit Corp.                                                    99,800       5,929,118
Roper Industries, Inc.                                                51,600       2,984,544
                                                                                ------------
                                                                                   8,913,662
MACHINERY--3.9%
Bucyrus International, Inc.                                           89,100       5,879,709
Flowserve Corp.                                                       43,800       4,829,826
Gardner Denver, Inc.                                                 140,081       6,169,167
Parker-Hannifin Corp.                                                 46,400       3,003,936
Pentair, Inc.                                                         83,300       2,967,146
                                                                                ------------
                                                                                  22,849,784
PROFESSIONAL SERVICES--1.3%
Manpower, Inc.                                                        76,500       4,369,680
Verisk Analytics, Inc., Cl. A(1)                                     125,240       3,531,768
                                                                                ------------
                                                                                   7,901,448
ROAD & RAIL--0.8%
Kansas City Southern, Inc.(1)                                        123,300       4,459,761
TRADING COMPANIES & DISTRIBUTORS--0.8%
W.W. Grainger, Inc.                                                   41,100       4,443,732
TRANSPORTATION INFRASTRUCTURE--0.4%
Aegean Marine Petroleum Network, Inc.                                 85,400       2,423,652
INFORMATION TECHNOLOGY--23.2%
COMMUNICATIONS EQUIPMENT--1.4%
F5 Networks, Inc.(1)                                                 137,700       8,469,927


                 3 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                    Shares          Value
                                                                  ----------    ------------
COMPUTERS & PERIPHERALS--1.2%
NetApp, Inc.(1)                                                      209,870    $  6,833,367
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
Dolby Laboratories, Inc., Cl. A(1)                                    77,500       4,546,925
INTERNET SOFTWARE & SERVICES--4.5%
Equinix, Inc.(1)                                                      68,983       6,714,805
GSI Commerce, Inc.(1)                                                230,400       6,375,168
Mercadolibre, Inc.(1)                                                 71,602       3,451,932
Rackspace Hosting, Inc.(1)                                           144,200       2,700,866
VistaPrint NV(1)                                                     129,800       7,431,050
                                                                                ------------
                                                                                  26,673,821
IT SERVICES--2.7%
Cognizant Technology Solutions Corp.(1)                              229,610      11,705,518
Global Payments, Inc.                                                 99,300       4,523,115
                                                                                ------------
                                                                                  16,228,633
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.6%
ARM Holdings plc, Sponsored ADR                                      420,600       4,496,214
Atheros Communications, Inc.(1)                                      120,600       4,668,426
Broadcom Corp., Cl. A                                                141,400       4,691,652
Marvell Technology Group Ltd.(1)                                     314,700       6,413,586
Netlogic Microsystems, Inc.(1)                                       244,600       7,198,578
Silicon Laboratories, Inc.(1)                                        118,400       5,644,128
                                                                                ------------
                                                                                  33,112,584
SOFTWARE--7.0%
Ansys, Inc.(1)                                                       111,630       4,815,718
Citrix Systems, Inc.(1)                                               93,900       4,457,433
Concur Technologies, Inc.(1)                                         109,400       4,486,494
Informatica Corp.(1)                                                 167,100       4,488,306
Longtop Financial Technologies Ltd., ADR(1)                          137,300       4,422,433
Red Hat, Inc.(1)                                                     147,800       4,326,106
Salesforce.com, Inc.(1)                                               83,380       6,207,641
SS&C Technologies Holdings, Inc.(1)                                   95,700       1,443,156
Sybase, Inc.(1)                                                      136,300       6,354,306
                                                                                ------------
                                                                                  41,001,593
MATERIALS--4.6%
CHEMICALS--2.3%
Albemarle Corp.                                                       70,400       3,001,152
Intrepid Potash, Inc.(1)                                             119,000       3,609,270
Lubrizol Corp. (The)                                                  74,420       6,825,802
                                                                                ------------
                                                                                  13,436,224
CONTAINERS & PACKAGING--0.5%
Rock-Tenn Co., Cl. A                                                  67,020       3,054,101
METALS & MINING--1.8%
Silver Wheaton Corp.(1)                                              178,000       2,792,820
Steel Dynamics, Inc.                                                 292,400       5,108,230


                 4 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                    Shares          Value
                                                                  ----------    ------------
METALS & MINING CONTINUED
Thompson Creek Metals Co., Inc.(1)                                   207,000    $  2,800,710
                                                                                ------------
                                                                                  10,701,760
TELECOMMUNICATION SERVICES--2.9%
WIRELESS TELECOMMUNICATION SERVICES--2.9%
Crown Castle International Corp.(1)                                  150,400       5,749,792
NII Holdings, Inc.(1)                                                108,400       4,515,944
SBA Communications Corp.(1)                                          187,070       6,747,615
                                                                                ------------
                                                                                  17,013,351
                                                                                ------------
Total Common Stocks (Cost $467,017,469)                                          584,444,311
INVESTMENT COMPANIES--2.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares,
0.00%(2, 3)                                                           90,079          90,079
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%(2, 4)   11,937,037      11,937,037
                                                                                ------------
Total Investment Companies (Cost $12,027,116)                                     12,027,116
                                                                                ------------
TOTAL INVESTMENTS, AT VALUE (COST $479,044,585)                        101.3%    596,471,427
LIABILITIES IN EXCESS OF OTHER ASSETS                                   (1.3)     (7,386,913)
                                                                  ----------    ------------
NET ASSETS                                                             100.0%   $589,084,514
                                                                  ==========    ============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of March 31, 2010.

(3.) Interest rate is less than 0.0005%.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES           GROSS        GROSS         SHARES
                                                     DECEMBER 31, 2009    ADDITIONS   REDUCTIONS   MARCH 31, 2010
                                                     -----------------   ----------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E       10,877,341      60,286,430   59,226,734     11,937,037

                                                        VALUE      INCOME
                                                     -----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $11,937,037   $3,491


                 5 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                  LEVEL 1--         LEVEL 2--            LEVEL 3--
                                  UNADJUSTED    OTHER SIGNIFICANT       SIGNIFICANT
                                QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS       VALUE
                                -------------   -----------------   -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary        $107,808,454          $--                  $--           $107,808,454
   Consumer Staples                25,111,434           --                   --             25,111,434
   Energy                          40,360,731           --                   --             40,360,731
   Financials                      54,721,374           --                   --             54,721,374
   Health Care                    103,828,755           --                   --            103,828,755
   Industrials                     71,541,277           --                   --             71,541,277
   Information Technology         136,866,850           --                   --            136,866,850
   Materials                       27,192,085           --                   --             27,192,085
   Telecommunication Services      17,013,351           --                   --             17,013,351
Investment Companies               12,027,116           --                   --             12,027,116
                                 ------------          ---                  ---           ------------
Total Assets                     $596,471,427          $--                  $--           $596,471,427
                                 ------------          ---                  ---           ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

As of April 30, 2010, the Fund changed its name from Oppenheimer MidCap Fund/VA to Oppenheimer Small & Mid-Cap Growth Fund/VA.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                 6 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                 7 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Federal tax cost of securities   $482,656,368
                                 ============
Gross unrealized appreciation    $117,108,657
Gross unrealized depreciation      (3,293,598)
                                 ------------
Net unrealized appreciation      $113,815,059
                                 ============


                 8 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                            Shares             Value
                                                       ----------------   --------------
COMMON STOCKS--54.8%
CONSUMER DISCRETIONARY--4.9%
MEDIA--4.9%
Jupiter Telecommunications Co. Ltd.                               6,621   $    7,648,604
Liberty Global, Inc., Series A(1)                                80,238        2,339,740
Liberty Global, Inc., Series C(1)                                77,960        2,252,264
                                                                          --------------
                                                                              12,240,608
                                                                          --------------
CONSUMER STAPLES--6.3%
BEVERAGES--0.4%
Molson Coors Brewing Co., Cl. B, Non-Vtg.                        22,100          929,526
FOOD & STAPLES RETAILING--1.9%
CVS Caremark Corp.                                               44,100        1,612,296
Kroger Co. (The)                                                 89,600        1,940,736
Walgreen Co.                                                     31,000        1,149,790
                                                                          --------------
                                                                               4,702,822
                                                                          --------------
FOOD PRODUCTS--1.8%
Nestle SA                                                        87,780        4,495,561
TOBACCO--2.2%
Altria Group, Inc.                                               83,010        1,703,365
Lorillard, Inc.                                                  50,660        3,811,658
                                                                          --------------
                                                                               5,515,023
                                                                          --------------
ENERGY--5.2%
OIL, GAS & CONSUMABLE FUELS--5.2%
Chevron Corp.                                                    86,600        6,566,878
Exxon Mobil Corp.                                                96,370        6,454,863
                                                                          --------------
                                                                              13,021,741
                                                                          --------------
FINANCIALS--8.1%
CAPITAL MARKETS--1.1%
Goldman Sachs Group, Inc. (The)                                   8,400        1,433,292
Morgan Stanley                                                   46,300        1,356,127
                                                                          --------------
                                                                               2,789,419
                                                                          --------------
DIVERSIFIED FINANCIAL SERVICES--4.1%
Bank of America Corp.                                           235,500        4,203,675
JPMorgan Chase & Co.                                            132,900        5,947,275
                                                                          --------------
                                                                              10,150,950
                                                                          --------------
INSURANCE--2.9%
Assurant, Inc.                                                   51,500        1,770,570
Everest Re Group Ltd.                                            68,430        5,538,040
                                                                          --------------
                                                                               7,308,610
                                                                          --------------
HEALTH CARE--5.2%
BIOTECHNOLOGY--1.3%
Amgen, Inc.(1)                                                   23,400        1,398,384
Genzyme Corp. (General Division)(1)                              18,900          979,587
Vanda Pharmaceuticals, Inc.(1)                                   64,800          747,792
                                                                          --------------
                                                                               3,125,763
                                                                          --------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
Covidien plc                                                     46,700        2,348,076


                        1 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                            Shares             Value
                                                       ----------------   --------------
HEALTH CARE PROVIDERS & SERVICES--1.2%
Aetna, Inc.                                                      87,140   $    3,059,485
PHARMACEUTICALS--1.8%
Merck & Co., Inc.                                                88,927        3,321,423
Pfizer, Inc.                                                     67,965        1,165,600
                                                                          --------------
                                                                               4,487,023
                                                                          --------------
INDUSTRIALS--4.7%
AEROSPACE & DEFENSE--0.0%
AerCap Holdings NV(1)                                             9,000          103,680
ELECTRICAL EQUIPMENT--0.6%
General Cable Corp.(1)                                           50,500        1,363,500
INDUSTRIAL CONGLOMERATES--0.6%
Tyco International Ltd.                                          41,300        1,579,725
MACHINERY--3.0%
Joy Global, Inc.                                                 57,780        3,270,348
Navistar International Corp.(1)                                  92,850        4,153,181
                                                                          --------------
                                                                               7,423,529
                                                                          --------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Aircastle Ltd.                                                  133,700        1,266,139
INFORMATION TECHNOLOGY--17.9%
COMMUNICATIONS EQUIPMENT--3.8%
Orbcomm, Inc.(1)                                                    375              806
QUALCOMM, Inc.                                                  113,360        4,759,986
Research in Motion Ltd.(1)                                       65,680        4,857,036
                                                                          --------------
                                                                               9,617,828
                                                                          --------------
COMPUTERS & PERIPHERALS--0.9%
Dell, Inc.(1)                                                   147,000        2,206,470
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
CalAmp Corp.(1)                                                      19               53
INTERNET SOFTWARE & SERVICES--4.3%
eBay, Inc.(1)                                                   150,600        4,058,670
Google, Inc., Cl. A(1)                                           12,010        6,809,790
                                                                          --------------
                                                                              10,868,460
                                                                          --------------
SOFTWARE--8.9%
Oracle Corp.                                                    128,700        3,306,303
Synopsys, Inc.(1)                                               114,640        2,564,497
Take-Two Interactive Software, Inc.(1)                        1,048,576       10,328,474
THQ, Inc.(1)                                                    853,300        5,981,633
                                                                          --------------
                                                                              22,180,907
                                                                          --------------
MATERIALS--1.9%
CHEMICALS--1.9%
Celanese Corp., Series A                                         28,200          898,170
Potash Corp. of Saskatchewan, Inc.                               32,400        3,866,940
                                                                          --------------
                                                                               4,765,110
                                                                          --------------
TELECOMMUNICATION SERVICES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
XO Holdings, Inc.(1)                                                 85               64


                        2 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                            Shares             Value
                                                       ----------------   --------------
UTILITIES--0.6%
ELECTRIC UTILITIES--0.6%
Edison International, Inc.                                       40,500   $    1,383,877
                                                                          --------------
Total Common Stocks (Cost $125,222,502)                                      136,933,949
                                                                          --------------
PREFERRED STOCKS--2.6%
Mylan, Inc., 6.50% Cv., Non-Vtg. (Cost
$3,047,107)                                                       4,800        6,528,000

                                                       Principal Amount
                                                       ----------------
ASSET-BACKED SECURITIES--4.7%
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 1.98%,
1/15/13(2,3)                                           $        240,000          241,373
AmeriCredit Prime Automobile Receivables Trust
2010-1, Automobile Receivables Nts., Series
2010-1, Cl. A2, 0.98%, 1/15/13                                  105,000          105,035
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl.
A2, 0.726%, 5/25/34(2)                                          306,713          255,551
Bank of America Auto Trust, Automobile
Asset-Backed Certificates, Series 2009-2A, Cl.
A4, 3.03%, 10/15/16(3)                                          775,000          797,990
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16,
Cl. A16, 4.72%, 5/15/13                                         265,000          272,511
Bayview Financial Mortgage Pass-Through Trust
2006-A, Mtg. Pass-Through Certificates, Series
2006-A, Cl. 2A4, 0.547%, 2/28/41(2)                             318,687          253,316
Capital One Multi-Asset Execution Trust,
Credit Card Asset-Backed Certificates, Series
2009-A2, Cl. A2, 3.20%, 6/15/11                                 280,000          287,289
Centre Point Funding LLC, Asset-Backed Nts.,
Series 2010-1A, Cl. 1, 5.43%, 7/20/15(3)                         80,000           80,316
Chase Issuance Trust, Credit Card Asset-Backed
Certificates, Series 2007-A15, Cl. A, 4.96%,
9/17/12                                                         665,000          678,631
Chrysler Financial Lease Trust, Asset-Backed
Nts., Series
2010-A, Cl. A2, 1.78%, 6/15/11(3)                               260,000          259,870
CIT Equipment Collateral, Asset-Backed
Certificates, Series 2009-VT1, Cl. A2, 2.20%,
10/15/10(3)                                                     224,648          225,379
Citibank Credit Card Issuance Trust, Credit
Card Receivable Nts., Series 2003-C4, Cl. C4,
5%, 6/10/15                                                     180,000          183,628
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                           341,956          346,624
Series 2010-A, Cl. A2, 0.81%, 3/25/15                           305,000          305,000
Countrywide Home Loans, Asset-Backed
Certificates:
Series 2002-4, Cl. A1, 0.986%, 2/25/33(2)                        18,836           15,212
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(2)                     310,668          233,285
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(2)                     175,219          143,315
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl.
2A2, 0.366%, 6/25/47(2)                                         480,000          394,395
DT Auto Owner Trust, Automobile Receivables
Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15                    215,903          216,876
Ellington Loan Acquisition Trust 2007-1, Mtg.
Pass-Through Certificates, Series 2007-1, Cl.
A2A2, 1.046%, 5/27/37(2,3)                                      356,174          308,660


                        3 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
Ford Credit Auto Lease Trust, Automobile
Receivable Nts., Series 2010-A, Cl. A, 1.04%,
3/15/13(3)                                             $        225,000   $      225,068
Ford Credit Auto Owner Trust, Automobile
Receivables Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                          108,242          108,698
Series 2009-E, Cl. A2, 0.80%, 3/15/12                           505,000          505,545
Ford Credit Floorplan Master Owner Trust
2009-2, Asset-Backed Nts., Series 2009-2, Cl.
A, 1.78%, 9/15/12(2)                                            245,000          245,762
Ford Credit Floorplan Master Owner Trust
2010-1, Asset-Backed Nts., Series 2010-1, Cl.
A, 1.88%, 12/15/14(2)                                           250,000          251,325
Harley-Davidson Motorcycle Trust 2009-2,
Motorcycle Contract-Backed Nts., Series
2009-2, Cl. A2, 2%, 7/15/12                                     737,082          741,071
Honda Auto Receivables 2009-3 Owner Trust,
Automobile Asset-Backed Nts., Series 2009-3,
Cl. A2, 1.50%, 8/15/11                                          350,000          351,326
HSBC Credit Card Master Note Trust (USA) I,
Asset-Backed Securities, Series 2007-1, Cl. A,
0.282%, 4/15/13(2)                                              265,000          264,534
HSBC Home Equity Loan Trust 2005-3, Closed-End
Home Equity Loan Asset-Backed Certificates,
Series 2005-3, Cl. A1, 0.50%, 1/20/35(2)                        255,046          226,083
HSBC Home Equity Loan Trust 2006-4, Closed-End
Home Equity Loan Asset-Backed Certificates,
Series 2006-4, Cl. A2V, 0.35%, 3/20/36(2)                       143,819          142,147
MBNA Credit Card Master Note Trust, Credit
Card Receivables:
Series 2003-C7, Cl. C7, 1.58%, 3/15/16(2)                       255,000          245,236
Series 2005-A6, Cl. A6, 4.50%, 1/15/13                          660,000          669,660
Merrill Auto Trust Securitization 2007-1,
Asset-Backed Nts., Series 2007-1, Cl. A4,
0.29%, 12/15/13(2)                                              285,000          283,281
Morgan Stanley Structured Trust I 2001-1,
Asset-Backed Certificates, Series 2004-1, Cl.
A1, 0.326%, 6/25/37(2)                                          267,926          246,694
Navistar Financial Dealer Note Master Owner
Trust, Asset-Backed Nts., Series 2010-1, Cl.
A, 1.878%, 1/26/15(2,3)                                         405,000          405,199
Nissan Master Owner Trust, Automobile
Receivables Nts., Series 2010-AA, Cl. A,
1.38%, 1/15/13(2,3)                                             240,000          240,849
Option One Mortgage Loan Trust 2006-2,
Asset-Backed Certificates, Series 2006-2, Cl.
2A2, 0.346%, 7/1/36(2)                                          638,737          390,136
RASC Series 2006-KS7 Trust, Home Equity Mtg.
Asset-Backed Pass-Through Certificates, Series
2006-KS7, Cl. A2, 0.346%, 9/25/36(2)                            258,673          250,301
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3,
Cl. A2, 0.286%, 9/25/36(2)                                       19,084           18,987
World Financial Network Credit Card Master
Note Trust, Credit Card Receivables, Series
2009-C, Cl. A, 2.36%, 5/15/14                                   245,000          245,862
                                                                          --------------
Total Asset-Backed Securities (Cost $12,209,700)                              11,662,020
                                                                          --------------
MORTGAGE-BACKED OBLIGATIONS--28.3%
GOVERNMENT AGENCY--23.9%
FHLMC/FNMA/FHLB/SPONSORED--23.0%
Federal Home Loan Bank, Mtg.-Backed
Obligations, Series
5G-2012, Cl. 1, 4.97%, 2/24/12                                  546,182          572,348


                        4 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp.:
5.50%, 9/1/39                                          $      1,446,861   $    1,529,626
7%, 10/1/37                                                   1,408,384        1,565,815
Federal Home Loan Mortgage Corp., Gtd. Real
Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.664%, 3/25/36(2)                     269,698          338,518
Series 2426, Cl. BG, 6%, 3/15/17                                533,843          576,183
Series 2427, Cl. ZM, 6.50%, 3/15/32                             555,936          607,543
Series 2626, Cl. TB, 5%, 6/1/33                                 805,000          865,974
Series 2638, Cl. KG, 4%, 11/1/27                              1,000,000        1,027,095
Series 2648, Cl. JE, 3%, 2/1/30                                 555,882          562,877
Series 2663, Cl. BA, 4%, 8/1/16                                 681,712          701,704
Series 2676, Cl. KB, 5%, 2/1/20                                 232,804          239,609
Series 2686, Cl. CD, 4.50%, 2/1/17                              423,899          437,289
Series 2907, Cl. GC, 5%, 6/1/27                                 162,492          168,441
Series 2911, Cl. CU, 5%, 2/1/28                                 446,246          464,044
Series 2929, Cl. PC, 5%, 1/1/28                                 163,940          169,987
Series 2952, Cl. GJ, 4.50%, 12/1/28                              90,434           92,820
Series 3019, Cl. MD, 4.75%, 1/1/31                              425,690          443,444
Series 3025, Cl. SJ, 23.907%, 8/15/35(2)                         83,774          103,860
Series 3033, Cl. UD, 5.50%, 10/1/30                             475,000          501,014
Series 3061, Cl. MB, 5.50%, 5/1/30                              185,000          195,743
Series 3094, Cl. HS, 23.54%, 6/15/34(2)                         162,826          195,684
Series 3157, Cl. MC, 5.50%, 2/1/26                              571,115          577,283
Series 3242, Cl. QA, 5.50%, 3/1/30                              209,853          219,155
Series 3279, Cl. PH, 6%, 2/1/27                                 675,000          684,358
Series 3291, Cl. NA, 5.50%, 10/1/27                             113,050          115,427
Series 3306, Cl. PA, 5.50%, 10/1/27(4)                          192,380          198,075
Series R001, Cl. AE, 4.375%, 4/1/15                             129,971          133,285
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.257%, 4/1/27(5)                          219,666           56,845
Series 192, Cl. IO, 9.631%, 2/1/28(5)                            62,104           12,729
Series 2130, Cl. SC, 51.595%, 3/15/29(5)                        172,218           33,000
Series 224, Cl. IO, 0.777%, 3/1/33(5)                           337,717           70,930
Series 243, Cl. 6, 2.092%, 12/15/32(5)                          215,109           39,256
Series 2527, Cl. SG, 22.478%, 2/15/32(5)                         97,122            4,758
Series 2531, Cl. ST, 48.796%, 2/15/30(5)                      1,294,687           71,784
Series 2796, Cl. SD, 66.526%, 7/15/26(5)                        246,382           46,239
Series 2802, Cl. AS, 99.999%, 4/15/33(5)                        278,941           27,109
Series 2920, Cl. S, 70.954%, 1/15/35(5)                       1,333,399          173,605
Series 3000, Cl. SE, 99.999%, 7/15/25(5)                      1,237,103          131,608
Series 3045, Cl. DI, 37.499%, 10/15/35(5)                     1,071,684          134,651
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                        190,509           19,439
Series 3146, Cl. SA, 55.065%, 4/15/36(5)                      1,382,833          162,841
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed Security,
Series 176, Cl. PO, 4.564%, 6/1/26(6)                            59,110           48,972
Federal National Mortgage Assn.:
4.50%, 4/1/25-4/1/40(7)                                       5,942,000        6,008,725


                        5 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
5%, 4/1/25-6/1/40(7)                                   $      6,843,000   $    7,061,008
5.50%, 9/25/20                                                   14,057           15,159
5.50%, 4/1/25-4/1/40(7)                                       7,523,000        7,934,950
6%, 3/1/37                                                    1,289,580        1,376,646
6%, 4/1/25-4/1/40(7)                                          8,023,000        8,581,432
6.50%, 4/1/40(7)                                              1,780,000        1,929,353
7%, 11/1/17(4)                                                  271,065          290,557
7.50%, 1/1/33                                                   247,860          280,528
8.50%, 7/1/32                                                    12,519           14,176
Federal National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                             197,575          214,819
Trust 2004-101, Cl. BG, 5%, 1/25/20                           1,000,000        1,068,022
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                            606,490          623,850
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                         700,000          751,104
Trust 2005-12, Cl. JC, 5%, 6/1/28                               419,521          436,624
Trust 2005-22, Cl. EC, 5%, 10/1/28                              157,152          163,739
Trust 2005-30, Cl. CU, 5%, 4/1/29                               159,811          167,114
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                            232,716          234,595
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                           541,326          576,685
Trust 2006-46, Cl. SW, 23.297%, 6/25/36(2)                      201,931          248,391
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                           391,810          402,199
Trust 2009-37, Cl. HA, 4%, 4/1/19                               785,822          819,368
Trust 2009-70, Cl. PA, 5%, 8/1/35                               822,638          879,110
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 48.005%, 11/25/31(5)                      564,985           96,321
Trust 2001-81, Cl. S, 38.011%, 1/25/32(5)                       131,215           21,504
Trust 2002-47, Cl. NS, 35.54%, 4/25/32(5)                       290,570           46,285
Trust 2002-51, Cl. S, 35.846%, 8/25/32(5)                       266,812           44,620
Trust 2002-52, Cl. SD, 42.028%, 9/25/32(5)                      318,345           51,450
Trust 2002-77, Cl. SH, 45.683%, 12/18/32(5)                     179,554           26,313
Trust 2002-84, Cl. SA, 49.851%, 12/25/32(5)                     507,680           78,800
Trust 2002-9, Cl. MS, 36.037%, 3/25/32(5)                       195,827           26,958
Trust 2003-33, Cl. SP, 55.329%, 5/25/33(5)                      582,616           81,222
Trust 2003-4, Cl. S, 47.939%, 2/25/33(5)                        338,247           47,295
Trust 2003-46, Cl. IH, 0.622%, 6/1/33(5)                      1,901,534          283,766
Trust 2003-89, Cl. XS, 69.157%, 11/25/32(5)                     264,508           20,694
Trust 2004-54, Cl. DS, 51.89%, 11/25/30(5)                      264,840           41,529
Trust 2005-14, Cl. SE, 44.08%, 3/25/35(5)                       209,842           19,296
Trust 2005-40, Cl. SA, 72.467%, 5/25/35(5)                      771,147          106,396
Trust 2005-6, Cl. SE, 86.987%, 2/25/35(5)                     1,072,211          139,497
Trust 2005-71, Cl. SA, 73.99%, 8/25/25(5)                       827,838           98,418
Trust 2005-87, Cl. SE, 48.002%, 10/25/35(5)                     976,419           89,286
Trust 2005-87, Cl. SG, 39.17%, 10/25/35(5)                       44,383            4,731
Trust 2006-60, Cl. DI, 41.897%, 4/25/35(5)                      133,814           17,041
Trust 2007-88, Cl. XI, 24.889%, 6/25/37(5)                    3,813,454          352,594
Trust 222, Cl. 2, 17.657%, 6/1/23(5)                            471,916           85,580


                        6 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 233, Cl. 2, 24.013%, 8/1/23(5)                   $        417,534   $       77,785
Trust 252, Cl. 2, 25.002%, 11/1/23(5)                           381,682           81,996
Trust 319, Cl. 2, 5.406%, 2/1/32(5)                             130,810           23,809
Trust 331, Cl. 9, 15.623%, 2/1/33(5)                            384,127           75,774
Trust 334, Cl. 17, 22.81%, 2/1/33(5)                            219,889           31,544
Trust 339, Cl. 12, 2.097%, 7/1/33(5)                            381,093           70,664
Trust 339, Cl. 7, 0%, 7/1/33(5,8)                             1,360,819          244,332
Trust 343, Cl. 13, 10.069%, 9/1/33(5)                           339,233           60,006
Trust 345, Cl. 9, 2.89%, 1/1/34(5)                              564,788          109,769
Trust 351, Cl. 10, 6.835%, 4/1/34(5)                             54,559           11,222
Trust 351, Cl. 8, 5.937%, 4/1/34(5)                             169,844           30,667
Trust 356, Cl. 10, 3.763%, 6/1/35(5)                            139,448           26,008
Trust 356, Cl. 12, 2.109%, 2/1/35(5)                             74,211           15,479
Trust 362, Cl. 12, 4.209%, 8/1/35(5)                            903,551          157,282
Trust 362, Cl. 13, 4.239%, 8/1/35(5)                            496,691           86,815
Trust 364, Cl. 16, 4.396%, 9/1/35(5)                            390,478           49,919
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed Security,
Trust 1993-184, Cl. M, 5.108%, 9/25/23(6)                       172,005          148,698
                                                                          --------------
                                                                              57,480,486
                                                                          --------------
GNMA/GUARANTEED--0.9%
Government National Mortgage Assn.:
4.50%, 4/1/40(7)                                              1,840,000        1,862,137
8%, 4/15/23                                                      77,739           89,482
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 81.677%, 1/16/27(5)                     286,517           45,309
Series 2002-15, Cl. SM, 71.519%, 2/16/32(5)                     334,717           48,147
Series 2002-76, Cl. SY, 76.741%, 12/16/26(5)                    748,878          128,447
Series 2004-11, Cl. SM, 59.384%, 1/17/30(5)                     243,175           44,406
                                                                          --------------
                                                                               2,217,928
                                                                          --------------
NON-AGENCY--4.4%
COMMERCIAL--2.8%
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                         1,385,000        1,215,497
Series 2007-1, Cl. A4, 5.451%, 1/1/17                           355,000          348,787
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates,
Series 2008-C7, Cl. AM, 6.095%, 12/1/49(2)                      780,000          621,112
Deutsche Alt-B Securities, Inc., Mtg.
Pass-Through Certificates, Series 2006-AB4,
Cl. A1A, 6.005%, 10/25/36                                       329,845          176,007
First Horizon Alternative Mortgage Securities
Trust 2004-FA2, Mtg. Pass-Through
Certificates, Series 2004-FA2, Cl. 3A1, 6%,
1/25/35                                                         301,244          281,310
First Horizon Alternative Mortgage Securities
Trust 2007-FA2, Mtg. Pass-Through
Certificates, Series 2007-FA2, Cl. 1A1, 5.50%,
4/25/37                                                         285,856          200,517


                        7 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
COMMERCIAL CONTINUED
GE Capital Commercial Mortgage Corp.,
Commercial Mtg. Obligations, Series 2005-C4,
Cl. AM, 5.332%, 11/1/45(2)                             $        355,000   $      324,062
GS Mortgage Securities Corp. II, Commercial
Mtg. Obligations, Series 2001-LIBA, Cl. B,
6.733%, 2/10/16(3)                                              290,000          304,381
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                       485,000          454,606
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                      235,000          233,830
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                      315,000          310,253
Series 2007-LD11, Cl. A2, 5.803%, 6/15/49(2)                    270,000          279,420
JPMorgan Mortgage Trust 2007-S3, Mtg.
Pass-Through Certificates, Series 2007-S3, Cl.
1A90, 7%, 7/1/37                                                428,487          338,583
LB-UBS Commercial Mortgage Trust 2007-C1,
Commercial Mtg. Pass-Through Certificates,
Series 2007-C1, Cl. A2, 5.318%, 1/15/12                         500,000          510,010
Mastr Adjustable Rate Mortgages Trust 2004-13,
Mtg. Pass-Through Certificates, Series
2004-13, Cl. 2 A2, 3%, 4/1/34(2)                                266,174          257,945
Mastr Alternative Loan Trust 2004-6, Mtg.
Pass-Through Certificates, Series 2004-6, Cl.
10A1, 6%, 7/25/34                                               602,595          520,238
Morgan Stanley Resecuritization Trust,
Automobile Receivable Nts., Series 2010-F, Cl.
A, 0.48%, 6/17/11(2,3)                                          255,000          251,333
Wachovia Bank Commercial Mortgage Trust
2007-C34, Commercial Mtg. Pass-Through
Certificates, Series 2007-C34, Cl. A3, 5.678%,
7/1/17                                                          260,000          250,804
Wells Fargo Mortgage-Backed Securities
2005-AR1 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR1, Cl. 1A1,
2.871%, 2/1/35(2)                                               190,068          171,706
                                                                          --------------
                                                                               7,050,401
                                                                          --------------
MANUFACTURED HOUSING--0.1%
Wells Fargo Mortgage-Backed Securities
2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 2A5,
4.965%, 3/25/36(2)                                              285,701          237,079
MULTIFAMILY--0.5%
GE Capital Commercial Mortgage Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 2001-3, Cl. A2, 6.07%, 6/1/38                            330,000          347,449
Wells Fargo Mortgage-Backed Securities
2006-AR10 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR10, Cl. 5A1,
5.497%, 7/1/36(2)                                               371,997          294,262
Wells Fargo Mortgage-Backed Securities
2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1,
5.059%, 3/25/36(2)                                              687,317          586,663
                                                                          --------------
                                                                               1,228,374
                                                                          --------------
OTHER--0.1%
Greenwich Capital Commercial Mortgage
2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%,
3/1/39                                                          320,000          311,778
RESIDENTIAL--0.9%
Banc of America Mortgage Securities, Inc.,
Mtg. Pass-Through Certificates, Series 2004-E,
Cl. 2A6, 4.14%, 6/1/34(2)                                       175,000          160,488


                        8 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
RESIDENTIAL CONTINUED
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl.
A3, 6%, 4/1/36                                         $        359,767   $      315,656
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates,
Series 2008-C7, Cl. A4, 6.095%, 12/1/49(2)                      300,000          302,886
Countrywide Alternative Loan Trust 2005-29CB,
Mtg. Pass-Through Certificates, Series
2005-29CB, Cl. A4, 5%, 7/1/35                                   907,012          684,117
GSR Mortgage Loan Trust 2006-5F, Mtg.
Pass-Through Certificates, Series 2006-5F, Cl.
2A1, 6%, 6/1/36                                                 363,937          322,726
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1,
Cl. A2, 5.75%, 1/25/33                                          185,803          185,846
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13,
Cl. 1A8, 6%, 9/25/36                                             89,816           84,314
Wells Fargo Mortgage-Backed Securities 2004-R
Trust, Mtg. Pass-Through Certificates, Series
2004-R, Cl. 2A1, 2.999%, 9/1/34(2)                              115,110          112,196
                                                                          --------------
                                                                               2,168,229
                                                                          --------------
Total Mortgage-Backed Obligations (Cost $69,751,881)                          70,694,275
                                                                          --------------
U.S. GOVERNMENT OBLIGATIONS--0.5%
Federal Home Loan Mortgage Corp. Nts.:
2.50%, 4/23/14                                                  130,000          131,186
2.875%, 2/9/15                                                  600,000          604,365
Federal National Mortgage Assn. Nts.:
2.625%, 11/20/14                                                515,000          515,592
3%, 9/16/14                                                      75,000           76,459
                                                                          --------------
Total U.S. Government Obligations (Cost $1,325,177)                            1,327,602
                                                                          --------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.2%
CONSUMER DISCRETIONARY--2.0%
AUTO COMPONENTS--0.1%
Lear Corp., 8.125% Sr. Unsec. Nts., 3/15/20                     245,000          250,206
AUTOMOBILES--0.3%
Daimler Finance North America LLC, 6.50% Sr.
Unsec. Unsub. Nts., 11/15/13                                    235,000          260,742
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec.
Nts., 9/15/10                                                   465,000          476,201
                                                                          --------------
                                                                                 736,943
                                                                          --------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Service Corp. International, 6.75% Sr. Unsec.
Nts., 4/1/15                                                    240,000          240,000
HOTELS, RESTAURANTS & LEISURE--0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub.
Nts., 8/15/15(3)                                                242,000          247,219
HOUSEHOLD DURABLES--0.2%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub.
Nts., 6/15/14                                                   356,000          389,960
LEISURE EQUIPMENT & PRODUCTS--0.1%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11                   230,000          241,200
MEDIA--0.9%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                      222,000          268,614
Comcast Cable Communications Holdings, Inc.,
9.455% Sr. Unsec. Nts., 11/15/22                                145,000          194,137
DirecTV Holdings LLC/DirecTV Financing Co.,
Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16                    432,000          484,438


                        9 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
MEDIA CONTINUED
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19         $        205,000   $      214,225
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds,
1/15/40                                                         200,000          200,715
Lamar Media Corp., 9.75% Sr. Unsec. Nts.,
4/1/14                                                          218,000          239,255
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                   165,000          192,873
Time Warner Entertainment Co. LP, 8.375% Sr.
Nts., 7/15/33                                                   130,000          157,015
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                  140,000          154,693
Virgin Media Secured Finance plc, 6.50% Sr.
Sec. Nts., 1/15/18(3)                                           240,000          241,800
                                                                          --------------
                                                                               2,347,765
                                                                          --------------
SPECIALTY RETAIL--0.2%
Home Depot, Inc. (The), 5.875% Sr. Unsec.
Unsub. Nts., 12/16/36                                           212,000          206,411
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts.,
4/1/11                                                          350,000          371,461
                                                                          --------------
                                                                                 577,872
                                                                          --------------
CONSUMER STAPLES--0.7%
BEVERAGES--0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%
Sr. Unsec. Unsub. Nts., 1/15/19(3)                              260,000          309,748
Constellation Brands, Inc., 8.375% Sr. Nts.,
12/15/14                                                        220,000          238,975
                                                                          --------------
                                                                                 548,723
                                                                          --------------
FOOD & STAPLES RETAILING--0.1%
Delhaize America, Inc., 9% Unsub. Debs.,
4/15/31                                                          95,000          121,172
FOOD PRODUCTS--0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                            25,000           26,119
8.50% Sr. Unsec. Nts., 6/15/19                                  175,000          203,774
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub.
Nts., 2/9/40                                                    200,000          207,951
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts.,
9/15/11                                                         165,000          175,388
                                                                          --------------
                                                                                 613,232
                                                                          --------------
TOBACCO--0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts.,
11/10/18                                                        405,000          498,761
ENERGY--1.8%
ENERGY EQUIPMENT & SERVICES--0.2%
Pride International, Inc., 8.50% Sr. Nts.,
6/15/19                                                         275,000          312,125
Weatherford International Ltd., 6.50% Sr.
Unsec. Bonds, 8/1/36                                            165,000          164,465
Weatherford International, Inc., 6.625% Sr.
Unsec. Unsub. Nts., Series B, 11/15/11                           42,000           44,966
                                                                          --------------
                                                                                 521,556
                                                                          --------------
OIL, GAS & CONSUMABLE FUELS--1.6%
Anadarko Petroleum Corp., 6.45% Sr. Unsec.
Nts., 9/15/36                                                   203,000          207,546
DCP Midstream LLC:
5.35% Sr. Unsec. Nts., 3/18/20(3)                                80,000           80,315
9.75% Sr. Unsec. Unsub. Nts., 3/15/19(3)                         93,000          119,413
Duke Energy Field Services LLC, 7.875% Unsec.
Nts., 8/16/10                                                   220,000          225,672
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                   250,000          268,125
Energy Transfer Partners LP, 7.50% Sr. Unsec.
Unsub. Bonds, 7/1/38                                            200,000          224,698
Enterprise Products Operating LLP, 7.50% Sr.
Unsec. Unsub. Nts., 2/1/11                                      195,000          204,155


                        10 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Kaneb Pipe Line Operating Partnership LP,
5.875% Sr. Unsec. Nts., 6/1/13                         $        440,000   $      470,909
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub.
Nts., 9/15/11                                                   173,000          186,456
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds,
5/15/37                                                         235,000          237,649
Peabody Energy Corp., 6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                               235,000          238,819
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts.,
1/15/30(3)                                                      168,000          160,847
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
5.50% Sr. Sec. Nts., 9/30/14(3)                                 140,000          150,950
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15(3)                        203,000          200,432
5.625% Sr. Unsec. Unsub. Nts., 4/15/20(3)                       163,000          160,780
Williams Cos., Inc. Credit, Linked Certificate
Trust V (The), 6.375% Sr. Unsec. Nts.,
10/1/10(3)                                                      175,000          178,256
Williams Partners LP/Williams Partners Finance
Corp., 7.25% Sr. Unsec. Nts., 2/1/17                            265,000          302,769
Woodside Finance Ltd., 4.50% Nts., 11/10/14(3)                  205,000          210,234
                                                                          --------------
                                                                               3,828,025
                                                                          --------------
FINANCIALS--4.3%
CAPITAL MARKETS--0.4%
Blackstone Holdings Finance Co. LLC, 6.625%
Sr. Unsec. Nts., 8/15/19(3)                                     367,000          370,012
Goldman Sachs Capital, Inc. (The), 6.345% Sub.
Bonds, 2/15/34                                                  255,000          236,149
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                 100,000          102,367
7.30% Sr. Unsec. Nts., 5/13/19                                  110,000          121,734
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts.,
3/4/20                                                          240,000          249,526
                                                                          --------------
                                                                               1,079,788
                                                                          --------------
COMMERCIAL BANKS--1.1%
Barclays Bank plc, 6.278% Perpetual Bonds(9)                    540,000          437,400
City National Capital Trust I, 9.625% Jr. Sub.
Bonds, 2/1/40                                                   250,000          278,491
Comerica Capital Trust II, 6.576% Bonds,
2/20/37(2)                                                      287,000          254,713
Fifth Third Bancorp:
5.45% Unsec. Sub. Nts., 1/15/17                                 150,000          148,451
8.25% Sub. Nts., 3/1/38                                         120,000          126,444
HSBC Finance Capital Trust IX, 5.911% Nts.,
11/30/35(2)                                                     390,000          349,050
Royal Bank of Scotland Group plc, 6.40% Sr.
Unsec. Unsub. Nts., 10/21/19                                    426,000          426,646
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual
Bonds, Series K(9)                                              770,000          808,500
                                                                          --------------
                                                                               2,829,695
                                                                          --------------
CONSUMER FINANCE--0.3%
Capital One Capital V, 10.25% Cum. Jr. Unsec.
Sub. Nts., 8/15/39                                              350,000          415,727
SLM Corp., 8% Sr. Nts., 3/25/20                                 245,000          238,973
                                                                          --------------
                                                                                 654,700
                                                                          --------------
DIVERSIFIED FINANCIAL SERVICES--0.9%
Citigroup, Inc.:
6% Sr. Unsec. Nts., 8/15/17                                     440,000          450,582
8.125% Sr. Unsec. Nts., 7/15/39                                 387,000          448,118


                        11 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
JPMorgan Chase & Co., 7.90% Perpetual Bonds,
Series 1(9)                                            $        815,000   $      871,809
Merrill Lynch & Co., Inc., 7.75% Jr. Sub.
Bonds, 5/14/38                                                  530,000          589,274
                                                                          --------------
                                                                               2,359,783
                                                                          --------------
INSURANCE--1.3%
AXA SA, 6.379% Sub. Perpetual Bonds(3,9)                        345,000          303,600
Genworth Financial, Inc., 8.625% Sr. Unsec.
Unsub. Nts., 12/15/16                                           400,000          436,840
Hartford Financial Services Group, Inc. (The),
6% Sr. Unsec. Nts., 1/15/19                                     175,000          179,514
Irish Life & Permanent Group Holdings plc,
3.60% Sr. Unsec. Unsub. Nts., 1/14/13(3)                        495,000          494,243
Lincoln National Corp.:
6.05% Jr. Unsec. Sub. Bonds, 4/20/67                            190,000          160,075
7% Jr. Sub. Bonds, 5/17/66(2)                                   315,000          289,800
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec.
Nts., 9/15/10                                                   235,000          239,073
Principal Life Global Funding I, 4.40% Sr.
Sec. Nts., 10/1/10(3)                                           232,000          235,395
Prudential Holdings LLC, 8.695% Bonds, Series
C, 12/18/23(3)                                                  185,000          213,570
Swiss Re Capital I LP, 6.854% Perpetual
Bonds(3,9)                                                      472,000          431,059
ZFS Finance USA Trust IV, 5.875% Sub. Bonds,
5/9/32(3)                                                       270,000          254,586
                                                                          --------------
                                                                               3,237,755
                                                                          --------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
AvalonBay Communities, Inc., 6.625% Sr. Unsec.
Unsub. Nts., 9/15/11                                            100,000          107,016
Digital Realty Trust LP, 5.875% Unsec. Unsub.
Bonds, 2/1/20(3)                                                246,000          240,988
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub.
Nts., 1/15/12                                                    93,000           96,918
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14                       205,000          224,354
                                                                          --------------
                                                                                 669,276
                                                                          --------------
HEALTH CARE--0.6%
HEALTH CARE PROVIDERS & SERVICES--0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19(3)                      225,000          243,141
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts.,
1/15/11                                                         220,000          226,500
                                                                          --------------
                                                                                 469,641
                                                                          --------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Fisher Scientific International, Inc., 6.125%
Sr. Unsec. Sub. Nts., 7/1/15                                    415,000          431,112
Life Technologies Corp., 6% Sr. Nts., 3/1/20                    408,000          418,517
                                                                          --------------
                                                                                 849,629
                                                                          --------------
PHARMACEUTICALS--0.1%
Watson Pharmaceuticals, Inc., 6.125% Sr.
Unsec. Nts., 8/15/19                                            240,000          252,722
INDUSTRIALS--1.6%
AEROSPACE & DEFENSE--0.4%
Alliant Techsystems, Inc., 6.75% Sr. Sub.
Nts., 4/1/16                                                    121,000          122,210
BAE Systems Holdings, Inc., 6.375% Nts.,
6/1/19(3)                                                       230,000          250,251
L-3 Communications Corp., 5.875% Sr. Sub.
Nts., 1/15/15                                                   250,000          255,625
Meccanica Holdings USA, Inc.:
6.25% Sr. Nts., 1/15/40(3)                                       70,000           68,858


                        12 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
AEROSPACE & DEFENSE CONTINUED
7.375% Sr. Unsec. Unsub. Nts., 7/15/39(3)              $        337,000   $      370,984
                                                                          --------------
                                                                               1,067,928
                                                                          --------------
COMMERCIAL SERVICES & SUPPLIES--0.4%
Browning-Ferris Industries, Inc., 7.40% Sr.
Unsec. Debs., 9/15/35                                           150,000          166,841
Corrections Corp. of America, 7.75% Sr. Nts.,
6/1/17                                                          235,000          246,750
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec.
Nts., 1/15/12                                                   230,000          239,132
Republic Services, Inc., 6.75% Sr. Unsec.
Unsub. Nts., 8/15/11                                            195,000          207,756
                                                                          --------------
                                                                                 860,479
                                                                          --------------
ELECTRICAL EQUIPMENT--0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                  248,000          263,274
INDUSTRIAL CONGLOMERATES--0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                        210,000          219,009
5.50% Sr. Unsec. Nts., 1/8/20                                   255,000          260,656
Tyco International Ltd./Tyco International
Finance SA, 6.875% Sr. Unsec. Unsub. Nts.,
1/15/21                                                         430,000          492,320
                                                                          --------------
                                                                                 971,985
                                                                          --------------
MACHINERY--0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                     265,000          278,581
ROAD & RAIL--0.2%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19                       355,000          414,365
INFORMATION TECHNOLOGY--0.3%
COMMUNICATIONS EQUIPMENT--0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                     220,000          237,796
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Agilent Technologies, Inc., 5.50% Sr. Unsec.
Unsub. Nts., 9/14/15                                            391,000          419,540
SOFTWARE--0.1%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts.,
12/1/19                                                         125,000          126,585
MATERIALS--1.0%
CHEMICALS--0.3%
Ashland, Inc., 9.125% Sr. Unsec. Nts.,
6/1/17(3)                                                       220,000          246,950
Terra Capital, Inc., 7.75% Sr. Unsec. Nts.,
11/1/19                                                         320,000          388,000
                                                                          --------------
                                                                                 634,950
                                                                          --------------
CONTAINERS & PACKAGING--0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                      250,000          266,875
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17(3)                   225,000          244,542
                                                                          --------------
                                                                                 511,417
                                                                          --------------
METALS & MINING--0.5%
Cliffs Natural Resources, Inc., 5.90% Sr.
Unsec. Unsub. Nts., 3/15/20                                     170,000          174,429
Freeport-McMoRan Copper & Gold, Inc., 8.375%
Sr. Nts., 4/1/17                                                350,000          389,897
Teck Resources Ltd., 9.75% Sr. Sec. Nts.,
5/15/14                                                         275,000          327,250
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts.,
11/10/39                                                        250,000          260,287
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                            75,000           78,732


                        13 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                       Principal Amount        Value
                                                       ----------------   --------------
METALS & MINING CONTINUED
6% Sr. Unsec. Unsub. Nts., 10/15/15                    $        132,000   $      142,546
                                                                          --------------
                                                                               1,373,141
                                                                          --------------
TELECOMMUNICATION SERVICES--1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                     230,000          234,169
British Telecommunications plc, 9.625% Bonds,
12/15/30                                                        151,000          190,626
Citizens Communications Co., 6.25% Sr. Nts.,
1/15/13                                                         235,000          238,525
Deutsche Telekom International Finance BV,
8.50% Unsub. Nts., 6/15/10(2)                                   167,000          169,473
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                    225,000          244,962
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts.,
6/15/15                                                         232,000          254,620
Telecom Italia Capital SA, 4.875% Sr. Unsec.
Unsub. Nts., 10/1/10                                            345,000          351,052
Telefonica Europe BV, 7.75% Unsec. Nts.,
9/15/10                                                         165,000          169,999
Telus Corp., 8% Nts., 6/1/11                                    185,000          199,156
Verizon Communications, Inc., 6.40% Sr. Unsec.
Nts., 2/15/38                                                   151,000          157,185
Windstream Corp., 8.625% Sr. Unsec. Unsub.
Nts., 8/1/16                                                    280,000          287,700
                                                                          --------------
                                                                               2,497,467
                                                                          --------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
American Tower Corp., 7% Sr. Unsec. Nts.,
10/15/17                                                        185,000          207,663
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts.,
5/1/11                                                           92,000           99,745
                                                                          --------------
                                                                                 307,408
                                                                          --------------
UTILITIES--0.8%
ELECTRIC UTILITIES--0.2%
Allegheny Energy Supply Co. LLC, 8.25% Bonds,
4/15/12(3)                                                      180,000          198,621
FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
Series C, 11/15/31                                              162,000          168,110
Texas-New Mexico Power Co., 9.50% Sec. Nts.,
4/1/19(3)                                                        60,000           73,215
                                                                          --------------
                                                                                 439,946
                                                                          --------------
ENERGY TRADERS--0.3%
Constellation Energy Group, Inc., 7.60% Unsec.
Nts., 4/1/32                                                    240,000          275,538
Energy Future Holdings Corp., 10% Sr. Sec.
Nts., 1/15/20(3)                                                 30,000           31,425
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16                       235,000          233,825
Oncor Electric Delivery Co., 6.375% Sr. Sec.
Nts., 1/15/15                                                   303,000          335,544
                                                                          --------------
                                                                                 876,332
                                                                          --------------
MULTI-UTILITIES--0.3%
Narragansett Electric Co., 5.638% Sr. Unsec.
Nts., 3/15/40(3)                                                103,000          100,182
NiSource Finance Corp., 7.875% Sr. Unsec.
Nts., 11/15/10                                                  225,000          233,667
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                                   100,000          111,850
9.80% Sr. Unsec. Nts., 2/15/19                                  200,000          260,332
                                                                          --------------
                                                                                 706,031
                                                                          --------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $33,834,046)                                                            35,552,848

                                                            Shares
                                                       ----------------
INVESTMENT COMPANIES--7.9%
JPMorgan U.S. Treasury Plus Money Market
Fund, Agency Shares, 0.00%(10,11)                                42,439           42,439


                        14 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                            Shares             Value
                                                       ----------------   --------------
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.15%(10,12)                                          19,817,423   $   19,817,423
                                                                          --------------
Total Investment Companies (Cost $19,859,862)                                 19,859,862
TOTAL INVESTMENTS, AT VALUE (COST $265,250,275)                   113.0%     282,558,556
Liabilities in Excess of Other Assets                             (13.0)     (32,599,668)
                                                             ----------   --------------
Net Assets                                                        100.0%  $  249,958,888
                                                             ==========   ==============

Footnotes to Statement of Investments

(1.)   Non-income producing security.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,772,034 or 3.91% of the Fund's net assets as of March 31, 2010.

(4.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $488,632. See accompanying Notes.

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,183,770 or 1.67% of the Fund's net assets as of March 31, 2010.

(6.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $197,670 or 0.08% of the Fund's net assets as of March 31, 2010.

(7.) When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See accompanying Notes.

(8.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(9.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(10.) Rate shown is the 7-day yield as of March 31, 2010.

(11.) Interest rate is less than 0.0005%.

(12.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES          GROSS       GROSS          SHARES
                                                     DECEMBER 31, 2009   ADDITIONS   REDUCTIONS   MARCH 31, 2010
                                                     -----------------   ---------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E      30,151,515       8,746,045   19,080,137     19,817,423

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $19,817,423   $11,710

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:


                        15 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                  LEVEL 2--
                                                    OTHER         LEVEL 3--
                                  LEVEL 1--      SIGNIFICANT     SIGNIFICANT
                                  UNADJUSTED      OBSERVABLE    UNOBSERVABLE
                                QUOTED PRICES       INPUTS         INPUTS          VALUE
                                -------------   -------------   ------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $ 12,240,608    $          --        $--       $  12,240,608
   Consumer Staples               15,642,932               --         --          15,642,932
   Energy                         13,021,741               --         --          13,021,741
   Financials                     20,248,979               --         --          20,248,979
   Health Care                    13,020,347               --         --          13,020,347
   Industrials                    11,736,573               --         --          11,736,573
   Information Technology         44,873,718               --         --          44,873,718
   Materials                       4,765,110               --         --           4,765,110
   Telecommunication Services             64               --         --                  64
   Utilities                       1,383,877               --         --           1,383,877
Preferred Stocks                   6,528,000               --         --           6,528,000
Asset-Backed Securities                   --       11,662,020         --          11,662,020
Mortgage-Backed Obligations               --       70,694,275         --          70,694,275
U.S. Government Obligations               --        1,327,602         --           1,327,602
Non-Convertible Corporate
Bonds and Notes                           --       35,552,848         --          35,552,848
Investment Companies              19,859,862               --         --          19,859,862
                                ------------    -------------        ---       -------------
Total Investments, at Value      163,321,811      119,236,745         --         282,558,556
OTHER FINANCIAL INSTRUMENTS:
Futures margins                       66,915               --         --              66,915
                                ------------    -------------        ---       -------------
Total Assets                    $163,388,726    $ 119,236,745        $--       $ 282,625,471
                                ------------    -------------        ---       -------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value     $         --    $     (31,423)       $--       $     (31,423)
                                ------------    -------------        ---       -------------
Total Liabilities               $         --    $     (31,423)       $--       $     (31,423)
                                ------------    -------------        ---       -------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                     NUMBER OF EXPIRATION             UNREALIZED
CONTRACT DESCRIPTION        BUY/SELL CONTRACTS    DATE       VALUE   APPRECIATION
--------------------        -------- --------- ---------- ---------- ------------
U.S. Long Bonds                Buy       73      6/21/10  $8,477,125    $51,675
U.S. Treasury Bonds, 10 yr.    Buy       68      6/21/10   7,905,000      9,566
U.S. Treasury Nts., 2 yr.     Sell       36      6/30/10   7,810,313     12,527
U.S. Treasury Nts., 5 yr.     Sell       36      6/30/10   4,134,375      8,597
                                                                        -------
                                                                        $82,365
                                                                        =======


                        16 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                             PAY/
                        BUY/SELL  NOTIONAL RECEIVE
REFERENCE ENTITY/        CREDIT    AMOUNT   FIXED  TERMINATION            UNREALIZED
SWAP COUNTERPARTY      PROTECTION  (000'S)   RATE      DATE      VALUE   DEPRECIATION
-----------------      ---------- -------- ------- ----------- --------  ------------
VALE INCO LTD.:
Morgan Stanley Capital
Services, Inc.             Buy     $  545    0.70%   3/20/17   $ (5,210) $      5,210
Morgan Stanley Capital
Services, Inc.             Buy        550    0.63    3/20/17     (2,836)        2,836
                                   ------                      --------  ------------
                         Total      1,095                        (8,046)        8,046
VALE OVERSEAS:
Morgan Stanley Capital
Services, Inc.            Sell        545    1.17    3/20/17    (10,496)       10,496
Morgan Stanley Capital
Services, Inc.            Sell        550    1.10    3/20/17    (12,881)       12,881
                                   ------                      --------  ------------
                         Total      1,095                       (23,377)       23,377
                                                               --------  ------------
Grand Total Buys                                                 (8,046)        8,046
Grand Total Sells                                               (23,377)       23,377
                                                               --------  ------------
Total Credit Default
   Swaps                                                       $(31,423) $     31,423
                                                               ========  ============

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                TOTAL MAXIMUM
                                                 POTENTIAL
                                                PAYMENTS FOR                      REFERENCE
                                               SELLING CREDIT                       ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD   PROTECTION                        RATING
PROTECTION                                     (UNDISCOUNTED) AMOUNT RECOVERABLE*  RANGE**
---------------------------------------------- -------------- ------------------- ---------
Investment Grade Single Name Corporate Debt      $1,095,000           $--            BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF MARCH 31, 2010 IS AS FOLLOWS:

                                                     NOTIONAL
                                    SWAP TYPE FROM    AMOUNT
SWAP COUNTERPARTY                  FUND PERSPECTIVE   (000'S)  VALUE
-----------------                ------------------- -------- --------
Morgan Stanley Capital Services,
Inc.:
                                 Credit Default Buy
                                 Protection           $1,095  $ (8,046)
                                 Credit Default Sell
                                 Protection            1,095   (23,377)
                                                              --------
                                                              $(31,423)
                                                              ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.


                        17 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages


                        18 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED
                           DELIVERY BASIS
                            TRANSACTIONS
                       ----------------------
Purchased securities         $42,633,841
Sold securities                9,280,958

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses,


                        19 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and


                        20 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $31,423 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of March 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.


                        21 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.


                        22 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $266,412,546
Federal tax cost of other investments      4,355,072
                                        -------------
Total federal tax cost                  $270,767,618
                                        =============
Gross unrealized appreciation           $ 33,077,631
Gross unrealized depreciation            (16,880,679)
                                        -------------
Net unrealized appreciation             $ 16,196,952
                                        =============


                        23 | Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                             Shares          Value
                                                                           ----------   --------------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--9.9%
DIVERSIFIED CONSUMER SERVICES--1.2%
Apollo Group, Inc., Cl. A(1)                                                  285,950   $   17,525,876
HOTELS, RESTAURANTS & LEISURE--0.6%
McDonald's Corp.                                                              146,340        9,763,805
INTERNET & CATALOG RETAIL--1.1%
Amazon.com, Inc.(1)                                                           128,694       17,467,637
MEDIA--2.7%
Cablevision Systems Corp. New York Group, Cl. A                               605,975       14,628,237
Madison Square Garden, Inc., Cl. A(1)                                         145,793        3,168,082
McGraw-Hill Cos., Inc. (The)                                                  299,360       10,672,184
Walt Disney Co. (The)                                                         363,270       12,681,756
                                                                                        --------------
                                                                                            41,150,259
SPECIALTY RETAIL--1.2%
Bed Bath & Beyond, Inc.(1)                                                    367,210       16,069,110
TJX Cos., Inc. (The)                                                           52,500        2,232,300
                                                                                        --------------
                                                                                            18,301,410
TEXTILES, APPAREL & LUXURY GOODS--3.1%
Coach, Inc.                                                                   559,600       22,115,392
Nike, Inc., Cl. B                                                             202,440       14,879,340
Polo Ralph Lauren Corp., Cl. A                                                132,500       11,267,800
                                                                                        --------------
                                                                                            48,262,532
CONSUMER STAPLES--8.0%
BEVERAGES--1.9%
PepsiCo, Inc.                                                                 436,750       28,895,380
FOOD & STAPLES RETAILING--2.0%
Wal-Mart Stores, Inc.                                                         445,000       24,742,000
Walgreen Co.                                                                  182,440        6,766,700
                                                                                        --------------
                                                                                            31,508,700
FOOD PRODUCTS--2.2%
Nestle SA                                                                     464,986       23,813,775
Unilever NV CVA                                                               337,600       10,211,718
                                                                                        --------------
                                                                                            34,025,493
HOUSEHOLD PRODUCTS--0.9%
Colgate-Palmolive Co.                                                         162,970       13,894,822
TOBACCO--1.0%
Philip Morris International, Inc.                                             294,270       15,349,123
ENERGY--7.6%
ENERGY EQUIPMENT & SERVICES--3.0%
Cameron International Corp.(1)                                                293,970       12,599,554
Halliburton Co.                                                               469,540       14,147,240
Schlumberger Ltd.                                                             323,710       20,542,637
                                                                                        --------------
                                                                                            47,289,431
OIL, GAS & CONSUMABLE FUELS--4.6%
Apache Corp.                                                                  147,980       15,019,970
Cobalt International Energy, Inc.(1)                                          272,860        3,710,896
EOG Resources, Inc.                                                            65,500        6,087,570


                  1 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                             Shares          Value
                                                                           ----------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Occidental Petroleum Corp.                                                    346,210   $   29,268,593
Range Resources Corp.                                                         192,120        9,004,664
Southwestern Energy Co.(1)                                                    186,910        7,610,975
                                                                                        --------------
                                                                                            70,702,668
FINANCIALS--8.6%
CAPITAL MARKETS--3.3%
Charles Schwab Corp. (The)                                                    639,990       11,961,413
Credit Suisse Group AG                                                        295,629       15,238,464
Goldman Sachs Group, Inc. (The)                                               104,400       17,813,772
T. Rowe Price Group, Inc.                                                     121,360        6,666,305
                                                                                        --------------
                                                                                            51,679,954
COMMERCIAL BANKS--0.7%
Wells Fargo & Co.                                                             339,180       10,555,282
DIVERSIFIED FINANCIAL SERVICES--4.0%
BM&F BOVESPA SA                                                             1,633,360       10,966,524
CME Group, Inc.                                                                27,600        8,724,636
IntercontinentalExchange, Inc.(1)                                             150,570       16,890,943
JPMorgan Chase & Co.                                                          370,000       16,557,500
MSCI, Inc., Cl. A(1)                                                          230,193        8,309,967
                                                                                        --------------
                                                                                            61,449,570
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.6%
Jones Lang LaSalle, Inc.                                                      124,580        9,080,636
HEALTH CARE--15.9%
BIOTECHNOLOGY--3.3%
Amgen, Inc.(1)                                                                224,640       13,424,486
Celgene Corp.(1)                                                              356,060       22,061,478
Gilead Sciences, Inc.(1)                                                      348,620       15,855,238
                                                                                        --------------
                                                                                            51,341,202
HEALTH CARE EQUIPMENT & SUPPLIES--4.0%
Baxter International, Inc.                                                    499,580       29,075,556
Dentsply International, Inc.                                                  320,030       11,153,046
St. Jude Medical, Inc.(1)                                                     222,850        9,147,993
Stryker Corp.                                                                 214,840       12,293,145
                                                                                        --------------
                                                                                            61,669,740
HEALTH CARE PROVIDERS & SERVICES--3.6%
Express Scripts, Inc.(1)                                                      289,660       29,475,802
Medco Health Solutions, Inc.(1)                                               216,120       13,952,707
Schein (Henry), Inc.(1)                                                       190,730       11,233,997
                                                                                        --------------
                                                                                            54,662,506
LIFE SCIENCES TOOLS & SERVICES--1.3%
Thermo Fisher Scientific, Inc.(1)                                             401,300       20,642,872
PHARMACEUTICALS--3.7%
Allergan, Inc.                                                                347,630       22,707,192
Novo Nordisk AS, Cl. B                                                        130,110       10,096,166
Roche Holding AG                                                               83,405       13,526,418


                  2 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                             Shares          Value
                                                                           ----------   --------------
PHARMACEUTICALS CONTINUED
Shire plc                                                                     463,700   $   10,231,263
                                                                                        --------------
                                                                                            56,561,039
INDUSTRIALS--6.1%
AEROSPACE & DEFENSE--2.3%
General Dynamics Corp.                                                        126,140        9,738,008
Goodrich Corp.                                                                129,132        9,106,389
Lockheed Martin Corp.                                                         204,280       17,000,182
                                                                                        --------------
                                                                                            35,844,579
ELECTRICAL EQUIPMENT--2.4%
ABB Ltd.                                                                    1,005,233       21,956,104
First Solar, Inc.(1)                                                          127,860       15,682,029
                                                                                        --------------
                                                                                            37,638,133
MACHINERY--0.7%
Joy Global, Inc.                                                              182,207       10,312,916
PROFESSIONAL SERVICES--0.3%
Verisk Analytics, Inc., Cl. A(1)                                              156,383        4,410,001
ROAD & RAIL--0.4%
Union Pacific Corp.                                                            76,670        5,619,911
INFORMATION TECHNOLOGY--34.2%
COMMUNICATIONS EQUIPMENT--5.8%
Juniper Networks, Inc.(1)                                                     474,260       14,550,297
QUALCOMM, Inc.                                                              1,074,590       45,122,034
Research in Motion Ltd.(1)                                                    398,870       29,496,437
                                                                                        --------------
                                                                                            89,168,768
COMPUTERS & PERIPHERALS--7.1%
Apple, Inc.(1)                                                                202,500       47,573,325
Hewlett-Packard Co.                                                           890,200       47,314,130
NetApp, Inc.(1)                                                               465,400       15,153,424
                                                                                        --------------
                                                                                           110,040,879
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Corning, Inc.                                                                 412,250        8,331,573
INTERNET SOFTWARE & SERVICES--5.5%
eBay, Inc.(1)                                                                 947,530       25,535,934
Google, Inc., Cl. A(1)                                                        104,900       59,479,349
                                                                                        --------------
                                                                                            85,015,283
IT SERVICES--5.1%
Cognizant Technology Solutions Corp.(1)                                       124,800        6,362,304
MasterCard, Inc., Cl. A                                                       111,730       28,379,420
Visa, Inc., Cl. A                                                             376,597       34,281,625
Western Union Co.                                                             560,600        9,507,776
                                                                                        --------------
                                                                                            78,531,125
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.2%
Broadcom Corp., Cl. A                                                         705,440       23,406,499
LSI Corp.(1)                                                                  822,630        5,034,496
MEMC Electronic Materials, Inc.(1)                                            834,100       12,786,753


                  3 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                             Shares          Value
                                                                           ----------   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT CONTINUED
NVIDIA Corp.(1)                                                             1,325,480   $   23,036,842
                                                                                        --------------
                                                                                            64,264,590
SOFTWARE--6.0%

Adobe Systems, Inc.(1)                                                        726,030       25,679,681
Microsoft Corp.                                                               958,750       28,062,613
Oracle Corp.                                                                1,204,790       30,951,055
Salesforce.com, Inc.(1)                                                        98,275        7,316,574
                                                                                        --------------
                                                                                            92,009,923
MATERIALS--5.1%
CHEMICALS--4.4%
Celanese Corp., Series A                                                      264,566        8,426,427
Monsanto Co.                                                                  353,840       25,271,253
Potash Corp. of Saskatchewan, Inc.                                            118,610       14,156,104
Praxair, Inc.                                                                 240,642       19,973,286
                                                                                        --------------
                                                                                            67,827,070
METALS & MINING--0.7%
Xstrata plc(1)                                                                553,610       10,488,666
TELECOMMUNICATION SERVICES--2.3%
WIRELESS TELECOMMUNICATION SERVICES--2.3%
Crown Castle International Corp.(1)                                           487,680       18,644,006
NII Holdings, Inc.(1)                                                         405,300       16,884,790
                                                                                        --------------
                                                                                            35,528,796
                                                                                        --------------
Total Common Stocks (Cost $1,098,263,694)                                                1,506,812,150
INVESTMENT COMPANIES--2.0%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%(2,3)      481,093          481,093
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%(2,4)             29,883,305       29,883,305
                                                                                        --------------
Total Investment Companies (Cost $30,364,398)                                               30,364,398
TOTAL INVESTMENTS, AT VALUE (COST $1,128,628,092)                                99.7%   1,537,176,548
Other Assets Net of Liabilities                                                   0.3        4,505,004
                                                                           ----------   --------------
Net Assets                                                                      100.0%  $1,541,681,552
                                                                           ==========   ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of March 31, 2010.

(3.) Interest rate is less than 0.0005%.


                  4 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES           GROSS        GROSS         SHARES
                                                     DECEMBER 31, 2009    ADDITIONS   REDUCTIONS   MARCH 31, 2010
                                                     -----------------    ---------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E       7,898,767       80,609,036   58,624,498     29,883,305

                                                        VALUE      INCOME
                                                     -----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $29,883,305   $6,502

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                         LEVEL 1--          LEVEL 2--          LEVEL 3--
                                        UNADJUSTED     OTHER SIGNIFICANT      SIGNIFICANT
                                       QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                      --------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $  152,471,519        $    --                $--           $  152,471,519
   Consumer Staples                      123,673,518             --                 --              123,673,518
   Energy                                117,992,099             --                 --              117,992,099
   Financials                            132,765,442             --                 --              132,765,442
   Health Care                           244,877,359             --                 --              244,877,359
   Industrials                            93,825,540             --                 --               93,825,540
   Information Technology                527,362,141             --                 --              527,362,141
   Materials                              78,315,736             --                 --               78,315,736
   Telecommunication Services             35,528,796             --                 --               35,528,796
Investment Companies                      30,364,398             --                 --               30,364,398
                                      --------------        -------                ---           --------------
Total Investments, at Value            1,537,176,548             --                 --            1,537,176,548
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts               --         30,126                 --                   30,126
                                      --------------        -------                ---           --------------
Total Assets                          $1,537,176,548        $30,126                $--           $1,537,206,674
                                      --------------        -------                ---           --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.


                  5 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                         TRANSFERS INTO LEVEL 1*   TRANSFERS OUT OF LEVEL 2*
                         -----------------------   -------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Financials                  $26,322,911             $(26,322,911)
   Industrials                  19,626,598              (19,626,598)
   Materials                     7,159,598               (7,159,598)
                               -----------             ------------
Total Assets                   $53,109,107             $(53,109,107)
                               ===========             ============

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                               CONTRACT AMOUNT         EXPIRATION                  UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL       (000'S)               DATE           VALUE     APPRECIATION
---------------------------------   --------   ---------------         ----------    ----------   ------------
BANK OF NEW YORK (THE)
Japanese Yen (JPY)                    Sell           49,799      JPY     4/1/10      $  532,666      $ 5,410
RBS GREENWICH CAPITAL
Japanese Yen (JPY)                    Sell           81,460      JPY     4/1/10         871,318        8,581
UBS INVESTMENT BANK
Japanese Yen (JPY)                    Sell          205,816      JPY     4/2/10       2,201,477       16,135
                                                                                                     -------
Total unrealized appreciation                                                                        $30,126
                                                                                                     =======

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.


                  6 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY EXCHANGE CONTRACTS


                  7 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,151,664,329
                                 ==============
Gross unrealized appreciation    $  393,410,782
Gross unrealized depreciation        (7,898,563)
                                 --------------
Net unrealized appreciation      $  385,512,219
                                 ==============


                  8 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
ASSET-BACKED SECURITIES--11.5%
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 1.98%,
1/15/13/(1,2)                                      $    480,000    $    482,746
AmeriCredit Prime Automobile Receivables Trust
2010-1, Automobile Receivables Nts., Series
2010-1, Cl. A2, 0.98%, 1/15/13                          210,000         210,071
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl.
A2, 0.726%, 5/25/34(1)                                  589,832         491,444
Argent Securities Trust 2006-M3, Asset-Backed
Pass-Through Certificates, Series 2006-M3, Cl.
A2B, 0.346%, 9/25/36(1)                                  21,901           8,038
Bank of America Auto Trust, Automobile
Asset-Backed Certificates, Series 2009-2A, Cl.
A4, 3.03%, 10/15/16(2)                                1,535,000       1,580,536
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16,
Cl. A16, 4.72%, 5/15/13                                 730,000         750,690
Bayview Financial Mortgage Pass-Through Trust
2006-A, Mtg. Pass-Through Certificates, Series
2006-A, Cl. 2A4, 0.547%, 2/28/41(1)                     621,828         494,275
Capital One Multi-Asset Execution Trust,
Credit Card Asset-Backed Certificates, Series
2009-A2, Cl. A2, 3.20%, 6/15/11                         560,000         574,578
Centre Point Funding LLC, Asset-Backed Nts.,
Series 2010-1A, Cl. 1, 5.43%, 7/20/15(2)                155,000         155,612
Chase Issuance Trust, Credit Card Asset-Backed
Certificates, Series 2007-A15, Cl. A, 4.96%,
9/17/12                                               1,730,000       1,765,461
Chrysler Financial Lease Trust, Asset-Backed
Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11(2)          515,000         514,743
CIT Equipment Collateral, Asset-Backed
Certificates, Series 2009-VT1, Cl. A2, 2.20%,
10/15/10(2)                                             445,284         446,734
Citibank Credit Card Issuance Trust, Credit
Card Receivable Nts., Series 2003-C4, Cl. C4,
5%, 6/10/15                                             310,000         316,248
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                   661,851         670,884
Series 2010-A, Cl. A2, 0.81%, 3/25/15                   585,000         585,000
Countrywide Home Loans, Asset-Backed
Certificates:
Series 2002-4, Cl. A1, 0.986%, 2/25/33(1)                35,747          28,869
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(1)             604,077         453,609
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(1)             335,837         274,688
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl.
2A2, 0.366%, 6/25/47(1)                                  40,000          32,866
DT Auto Owner Trust, Automobile Receivables
Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15            431,806         433,752
Ellington Loan Acquisition Trust 2007-1, Mtg.
Pass-Through Certificates, Series 2007-1, Cl.
A2A2, 1.046%, 5/27/37(1,2)                              700,274         606,857
First Franklin Mortgage Loan Trust 2006-FF10,
Mtg. Pass-Through Certificates, Series
2006-FF10, Cl. A3, 0.336%, 7/25/36(1)                    27,315          26,222
First Franklin Mortgage Loan Trust 2006-FF9,
Mtg. Pass-Through Certificates, Series
2006-FF9, Cl. 2A2, 0.356%, 7/7/36(1)                     12,267          10,801
Ford Credit Auto Lease Trust, Automobile
Receivable Nts., Series 2010-A, Cl. A, 1.04%,
3/15/13(2)                                              450,000         450,137


                       1 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
Ford Credit Auto Owner Trust, Automobile
Receivables Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11             $    491,597   $     493,668
Series 2009-E, Cl. A2, 0.80%, 3/15/12                   980,000         981,058
Ford Credit Floorplan Master Owner Trust
2009-2, Asset-Backed Nts., Series 2009-2, Cl.
A, 1.78%, 9/15/12(1)                                    470,000         471,462
Ford Credit Floorplan Master Owner Trust
2010-1, Asset-Backed Nts., Series 2010-1, Cl.
A, 1.88%, 12/15/14(1)                                   490,000         492,596
HSBC Credit Card Master Note Trust (USA) I,
Asset-Backed Securities, Series 2007-1, Cl. A,
0.282%, 4/15/13(1)                                      515,000         514,095
HSBC Home Equity Loan Trust 2005-3, Closed-End
Home Equity Loan Asset-Backed Certificates,
Series 2005-3, Cl. A1, 0.50%, 1/20/35(1)                506,944         449,374
HSBC Home Equity Loan Trust 2006-4, Closed-End
Home Equity Loan Asset-Backed Certificates,
Series 2006-4, Cl. A2V, 0.35%, 3/20/36(1)                19,975          19,743
Harley-Davidson Motorcycle Trust 2009-2,
Motorcycle Contract-Backed Nts., Series
2009-2, Cl. A2, 2%, 7/15/12                           1,360,416       1,367,779
Honda Auto Receivables 2009-3 Owner Trust,
Automobile Asset-Backed Nts., Series 2009-3,
Cl. A2, 1.50%, 8/15/11                                  650,000         652,462
Litigation Settlement Monetized Fee Trust,
Asset-Backed Certificates, Series 2001-1A, Cl.
A1, 8.33%, 4/25/31(2)                                   428,984         429,842
MBNA Credit Card Master Note Trust, Credit
Card Receivables, Series 2005-A6, Cl. A6,
4.50%, 1/15/13                                        1,740,000       1,765,467
Mastr Asset-Backed Securities Trust 2006-WMC3,
Mtg. Pass-Through Certificates, Series
2006-WMC3, Cl. A3, 0.346%, 8/25/36(1)                    69,205          25,569
Merrill Auto Trust Securitization 2007-1,
Asset-Backed Nts., Series 2007-1, Cl. A4,
0.29%, 12/15/13(1)                                      550,000         546,683
Morgan Stanley Structured Trust I 2001-1,
Asset-Backed Certificates, Series 2004-1, Cl.
A1, 0.326%, 6/25/37(1)                                  526,921         485,165
NC Finance Trust, Collateralized Mtg.
Obligation Pass-Through Certificates, Series
1999-I, Cl. ECFD, 3.832%, 1/25/29(1,2)                3,370,016         235,901
Navistar Financial Dealer Note Master Owner
Trust, Asset-Backed Nts., Series 2010-1, Cl.
A, 1.878%, 1/26/15(1,2)                                 790,000         790,389
Nissan Master Owner Trust, Automobile
Receivables Nts., Series 2010-AA, Cl. A,
1.38%, 1/15/13(1,2)                                     485,000         486,716
RASC Series 2006-KS7 Trust, Home Equity Mtg.
Asset-Backed Pass-Through Certificates, Series
2006-KS7, Cl. A2, 0.346%, 9/25/36(1)                     19,400          18,773
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3,
Cl. A2, 0.286%, 9/25/36(1)                               38,735          38,539
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust, Home Equity
Asset-Backed Certificates, Series 2006-2, Cl.
A2, 0.346%, 7/25/36(1)                                    1,552           1,545
World Financial Network Credit Card Master
Note Trust, Credit Card Receivables, Series
2009-C, Cl. A, 2.36%, 5/15/14                           490,000         491,725
                                                                  -------------
Total Asset-Backed Securities (Cost $25,573,432)                     22,123,412


                       2 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
MORTGAGE-BACKED OBLIGATIONS--74.1%
GOVERNMENT AGENCY--62.7%
FHLMC/FNMA/FHLB/SPONSORED--60.5%
Federal Home Loan Bank, Mtg.-Backed
Obligations, Series
5G-2012, Cl. 1, 4.97%, 2/24/12                     $    407,198   $    426,706
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34                                  3,192,606      3,319,072
5.50%, 9/1/39                                         1,827,615      1,932,159
6%, 5/15/18-10/15/29                                  4,289,765      4,653,995
6.50%, 4/15/18-4/1/34                                   892,041        977,530
7%, 8/15/16-10/1/37                                     580,304        643,358
7%, 10/1/31(3)                                          562,123        630,706
8%, 4/1/16                                              300,515        329,656
9%, 8/1/22-5/1/25                                        93,346        105,076
10.50%, 11/14/20                                          4,134          4,692
Federal Home Loan Mortgage Corp., Gtd. Real
Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                           20,697         22,983
Series 1674, Cl. Z, 6.75%, 2/15/24                       68,864         76,493
Series 2006-11, Cl. PS, 23.664%, 3/25/36(1)             518,556        650,878
Series 2034, Cl. Z, 6.50%, 2/15/28                        9,001          9,905
Series 2042, Cl. N, 6.50%, 3/15/28                       24,722         25,967
Series 2043, Cl. ZP, 6.50%, 4/15/28                     822,199        876,383
Series 2046, Cl. G, 6.50%, 4/15/28                       72,338         78,104
Series 2053, Cl. Z, 6.50%, 4/15/28                        9,949         10,891
Series 2066, Cl. Z, 6.50%, 6/15/28                    1,363,106      1,482,953
Series 2195, Cl. LH, 6.50%, 10/15/29                    814,271        885,246
Series 2220, Cl. PD, 8%, 3/15/30                          3,748          4,209
Series 2326, Cl. ZP, 6.50%, 6/15/31                     245,140        267,846
Series 2435, Cl. EQ, 6%, 5/15/31                          4,777          4,799
Series 2461, Cl. PZ, 6.50%, 6/15/32                   1,204,064      1,319,139
Series 2470, Cl. LF, 1.23%, 2/15/32(1)                   11,365         11,591
Series 2500, Cl. FD, 0.73%, 3/15/32(1)                  208,585        209,142
Series 2526, Cl. FE, 0.63%, 6/15/29(1)                  323,846        324,497
Series 2538, Cl. F, 0.83%, 12/15/32(1)                1,671,339      1,677,957
Series 2551, Cl. FD, 0.63%, 1/15/33(1)                  229,311        229,440
Series 2638, Cl. KG, 4%, 11/1/27                      1,900,000      1,951,481
Series 2648, Cl. JE, 3%, 2/1/30                       1,078,115      1,091,681
Series 2663, Cl. BA, 4%, 8/1/16                         634,371        652,975
Series 2686, Cl. CD, 4.50%, 2/1/17                      631,729        651,684
Series 2750, Cl. XG, 5%, 2/1/34                         130,000        132,135
Series 2890, Cl. PE, 5%, 11/1/34                        130,000        131,833
Series 2907, Cl. GC, 5%, 6/1/27                         380,574        394,508
Series 2911, Cl. CU, 5%, 2/1/28                         875,491        910,410
Series 2929, Cl. PC, 5%, 1/1/28                         376,098        389,970
Series 2936, Cl. PE, 5%, 2/1/35                          69,000         69,850
Series 2939, Cl. PE, 5%, 2/15/35                        247,000        250,972
Series 2952, Cl. GJ, 4.50%, 12/1/28                     206,253        211,694
Series 3019, Cl. MD, 4.75%, 1/1/31                      646,137        673,084
Series 3025, Cl. SJ, 23.907%, 8/15/35(1)                106,114        131,557
Series 3033, Cl. UD, 5.50%, 10/1/30                     820,000        864,908
Series 3035, Cl. DM, 5.50%, 11/15/25                      8,536          8,572
Series 3061, Cl. MB, 5.50%, 5/1/30                      360,000        380,906


                       3 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 3094, Cl. HS, 23.54%, 6/15/34(1)            $    300,603   $     361,262
Series 3157, Cl. MC, 5.50%, 2/1/26                    1,142,229       1,154,566
Series 3242, Cl. QA, 5.50%, 3/1/30                      434,696         453,963
Series 3279, Cl. PH, 6%, 2/1/27                       1,030,000       1,044,280
Series 3291, Cl. NA, 5.50%, 10/1/27                     228,558         233,363
Series 3306, Cl. PA, 5.50%, 10/1/27                     681,128         701,292
Series R001, Cl. AE, 4.375%, 4/1/15                     402,566         412,828
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 8.195%, 9/1/29(4)                    27,541           7,731
Series 206, Cl. IO, 2.708%, 12/1/29(4)                  331,042          66,571
Series 2074, Cl. S, 53.339%, 7/17/28(4)                   5,757           1,021
Series 2079, Cl. S, 65.237%, 7/17/28(4)                   9,727           1,770
Series 2130, Cl. SC, 51.805%, 3/15/29(4)                403,483          77,315
Series 224, Cl. IO, 0.759%, 3/1/33(4)                   660,751         138,776
Series 243, Cl. 6, 2.092%, 12/15/32(4)                  420,212          76,686
Series 2526, Cl. SE, 39.764%, 6/15/29(4)                 14,625           2,126
Series 2527, Cl. SG, 26.824%, 2/15/32(4)              1,129,718          55,350
Series 2531, Cl. ST, 44.661%, 2/15/30(4)                391,093          21,684
Series 2796, Cl. SD, 66.464%, 7/15/26(4)                641,935         120,474
Series 2802, Cl. AS, 99.999%, 4/15/33(4)                547,454          53,205
Series 2819, Cl. S, 49.92%, 6/15/34(4)                  123,817          17,102
Series 2920, Cl. S, 71.013%, 1/15/35(4)               2,380,218         309,897
Series 3000, Cl. SE, 99.999%, 7/15/25(4)              2,557,402         272,066
Series 3004, Cl. SB, 99.999%, 7/15/35(4)                138,776          17,830
Series 3045, Cl. DI, 37.679%, 10/15/35(4)             1,539,653         193,449
Series 3110, Cl. SL, 99.999%, 2/15/26(4)                381,017          38,878
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed Security,
Series 176, Cl. PO, 4.555%, 6/1/26(5)                   147,776         122,429
Federal National Mortgage Assn.:
4.50%, 4/1/25-4/1/40(6)                              11,120,000      11,244,050
5%, 2/25/22-7/25/22                                      29,685          31,359
5%, 4/1/25-6/1/40(6)                                  7,644,000       7,849,373
5.305%, 10/1/36                                         349,028         366,145
5.50%, 4/1/25-4/1/40(6)                              15,725,000      16,582,984
6%, 4/1/25-4/1/40(6)                                 13,859,000      14,824,468
6.50%, 3/25/11-1/1/34                                 1,627,000       1,763,803
6.50%, 8/25/17(3)                                       261,243         283,100
6.50%, 4/1/40(6)                                      2,816,000       3,052,279
7%, 11/1/17-7/25/35                                     994,717       1,082,099
7.50%, 1/1/33                                            15,839          17,927
8.50%, 7/1/32                                            45,901          51,978
Federal National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19                    22,992          26,556
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                    833,524         915,160
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                  706,309         769,419
Trust 1998-61, Cl. PL, 6%, 11/25/28                     371,905         404,365


                       4 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 1999-54, Cl. LH, 6.50%, 11/25/29             $    555,136   $     601,901
Trust 2001-44, Cl. QC, 6%, 9/25/16                       37,332          40,159
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                   41,783          45,662
Trust 2001-74, Cl. QE, 6%, 12/25/31                   1,090,230       1,182,372
Trust 2002-12, Cl. PG, 6%, 3/25/17                       18,834          20,305
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                 3,964,000       4,250,331
Trust 2004-101, Cl. BG, 5%, 1/25/20                   1,975,000       2,109,343
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                    463,421         476,686
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25               1,160,000       1,223,865
Trust 2005-117, Cl. LA, 5.50%, 12/25/27                  52,229          53,060
Trust 2005-12, Cl. JC, 5%, 6/1/28                       825,794         859,460
Trust 2005-22, Cl. EC, 5%, 10/1/28                      318,927         332,293
Trust 2005-30, Cl. CU, 5%, 4/1/29                       281,772         294,649
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                    361,588         364,507
Trust 2006-110, Cl. PW, 5.50%, 5/25/28                   91,896          95,009
Trust 2006-46, Cl. SW, 23.297%, 6/25/36(1)              393,540         484,085
Trust 2006-50, Cl. KS, 23.298%, 6/25/36(1)              757,605         915,329
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                   830,591         852,615
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 50.851%, 11/18/31(4)              43,875           7,756
Trust 2001-63, Cl. SD, 41.368%, 12/18/31(4)              13,517           2,479
Trust 2001-65, Cl. S, 48.094%, 11/25/31(4)            1,100,808         187,670
Trust 2001-68, Cl. SC, 33.48%, 11/25/31(4)                9,354           1,476
Trust 2001-81, Cl. S, 38.304%, 1/25/32(4)               296,888          48,654
Trust 2002-28, Cl. SA, 40.402%, 4/25/32(4)                7,601           1,256
Trust 2002-38, Cl. SO, 59.702%, 4/25/32(4)               17,878           2,522
Trust 2002-39, Cl. SD, 45.37%, 3/18/32(4)                11,821           1,904
Trust 2002-47, Cl. NS, 35.595%, 4/25/32(4)              756,338         120,477
Trust 2002-48, Cl. S, 37.237%, 7/25/32(4)                12,675           2,060
Trust 2002-51, Cl. S, 35.902%, 8/25/32(4)               694,321         116,115
Trust 2002-52, Cl. SD, 41.647%, 9/25/32(4)              832,006         134,467
Trust 2002-52, Cl. SL, 38.182%, 9/25/32(4)                7,856           1,312
Trust 2002-53, Cl. SK, 42.56%, 4/25/32(4)                41,188           5,412
Trust 2002-56, Cl. SN, 39.928%, 7/25/32(4)               17,282           2,735
Trust 2002-60, Cl. SM, 49.831%, 8/25/32(4)              151,910          21,484
Trust 2002-7, Cl. SK, 51.076%, 1/25/32(4)                71,821          10,666
Trust 2002-77, Cl. BS, 42.526%, 12/18/32(4)              92,459          14,475
Trust 2002-77, Cl. IS, 53.082%, 12/18/32(4)              30,458           3,917
Trust 2002-77, Cl. JS, 40.797%, 12/18/32(4)             154,991          24,644
Trust 2002-77, Cl. SA, 41.474%, 12/18/32(4)             145,267          22,508
Trust 2002-77, Cl. SH, 45.719%, 12/18/32(4)             374,791          54,923
Trust 2002-84, Cl. SA, 49.983%, 12/25/32(4)             991,249         153,858
Trust 2002-9, Cl. MS, 36.40%, 3/25/32(4)                 14,550           2,003
Trust 2002-90, Cl. SN, 51.845%, 8/25/32(4)               78,150          10,976
Trust 2002-90, Cl. SY, 53.836%, 9/25/32(4)               49,610           6,957
Trust 2003-26, Cl. DI, 11.611%, 4/25/33(4)               31,236           6,511
Trust 2003-33, Cl. SP, 55.47%, 5/25/33(4)             1,070,602         149,251


                       5 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-4, Cl. S, 48.053%, 2/25/33(4)           $    712,309   $      99,599
Trust 2003-89, Cl. XS, 68.632%, 11/25/32(4)             776,107          60,720
Trust 2004-54, Cl. DS, 51.942%, 11/25/30(4)             588,870          92,340
Trust 2005-14, Cl. SE, 44.109%, 3/25/35(4)              500,512          46,025
Trust 2005-40, Cl. SA, 72.589%, 5/25/35(4)            1,390,046         191,786
Trust 2005-40, Cl. SB, 86.017%, 5/25/35(4)               63,765           9,161
Trust 2005-6, Cl. SE, 87.345%, 2/25/35(4)             1,872,976         243,678
Trust 2005-71, Cl. SA, 74.186%, 8/25/25(4)            1,708,597         203,127
Trust 2005-87, Cl. SE, 51.983%, 10/25/35(4)           2,209,835         202,073
Trust 2005-87, Cl. SG, 94.32%, 10/25/35(4)            3,753,507         400,067
Trust 2006-60, Cl. DI, 41.955%, 4/25/35(4)              358,431          45,644
Trust 2009-106, Cl. SA, 24.152%, 1/25/40(4)           1,268,552         148,037
Trust 221, Cl. 2, 24.533%, 5/1/23(4)                     10,022           2,102
Trust 222, Cl. 2, 18.414%, 6/1/23(4)                  1,191,726         216,114
Trust 252, Cl. 2, 25.074%, 11/1/23(4)                   998,523         214,510
Trust 294, Cl. 2, 9.867%, 2/1/28(4)                     111,351          28,874
Trust 301, Cl. 2, 0.609%, 4/1/29(4)                      13,312           2,718
Trust 303, Cl. IO, 0.147%, 11/1/29(4)                   171,001          44,889
Trust 320, Cl. 2, 8.845%, 4/1/32(4)                     805,316         194,378
Trust 321, Cl. 2, 0.875%, 4/1/32(4)                   2,610,530         611,372
Trust 324, Cl. 2, 0.355%, 7/1/32(4)                      27,629           6,281
Trust 331, Cl. 5, 2.387%, 2/1/33(4)                      38,546           6,807
Trust 331, Cl. 9, 15.699%, 2/1/33(4)                    677,457         133,638
Trust 334, Cl. 12, 0.005%, 2/1/33(4)                     67,518          11,803
Trust 334, Cl. 17, 22.93%, 2/1/33(4)                    464,200          66,591
Trust 339, Cl. 12, 2.099%, 7/1/33(4)                    913,964         169,470
Trust 339, Cl. 7, 0.822%, 7/1/33(4)                   2,289,645         411,101
Trust 343, Cl. 13, 10.068%, 9/1/33(4)                   809,397         143,171
Trust 343, Cl. 18, 7.235%, 5/1/34(4)                    237,478          42,495
Trust 345, Cl. 9, 2.931%, 1/1/34(4)                   1,073,845         208,706
Trust 351, Cl. 10, 6.835%, 4/1/34(4)                    330,386          67,955
Trust 351, Cl. 8, 5.937%, 4/1/34(4)                     517,048          93,359
Trust 356, Cl. 10, 3.763%, 6/1/35(4)                    440,257          82,111
Trust 356, Cl. 12, 2.109%, 2/1/35(4)                    222,633          46,437
Trust 362, Cl. 12, 4.206%, 8/1/35(4)                  1,335,509         232,474
Trust 362, Cl. 13, 4.239%, 8/1/35(4)                    734,142         128,318
Trust 364, Cl. 15, 6.747%, 9/1/35(4)                     48,747           8,316
Trust 364, Cl. 16, 4.396%, 9/1/35(4)                    937,600         119,863
Trust 365, Cl. 16, 7.939%, 3/1/36(4)                  1,571,365         237,013
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed Security,
Trust 1993-184, Cl. M, 5.071%, 9/25/23(5)               363,944         314,627
                                                                  -------------
                                                                    116,218,421
GNMA/GUARANTEED--2.2%
Government National Mortgage Assn.:
4.50%, 4/1/40(6)                                      3,545,000       3,587,650


                       6 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
GNMA/GUARANTEED CONTINUED
7%, 12/29/23-3/15/26                               $     33,334   $      37,335
8.50%, 8/1/17-12/15/17                                  143,795         157,972
Government National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Series 1999-32, Cl.
ZB, 8%, 9/16/29                                          93,283         105,597
Government National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 2000-7, Cl. Z, 8%, 1/16/30          41,302          45,210
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 52.079%, 7/16/28(4)              19,903           3,632
Series 2001-21, Cl. SB, 82.03%, 1/16/27(4)              739,375         116,922
Series 2002-15, Cl. SM, 71.519%, 2/16/32(4)             775,978         111,620
Series 2004-11, Cl. SM, 59.394%, 1/17/30(4)             555,287         101,400
                                                                  -------------
                                                                      4,267,338
NON-AGENCY--11.4%
COMMERCIAL--8.6%
Asset Securitization Corp., Commercial
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D4, Cl. PS1, 0.597%, 4/14/29(4)           8,334,046         332,562
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                 3,070,000       2,694,279
Series 2007-1, Cl. A4, 5.451%, 1/1/17                   710,000         697,574
Capital Lease Funding Securitization LP,
Interest-Only Corporate-Backed Pass-Through
Certificates, Series
1997-CTL1, 0%, 6/22/24(2,4,7)                         6,699,093         303,315
CHL Mortgage Pass-Through Trust 2005-17, Mtg.
Pass-Through Certificates, Series 2005-17, Cl.
1A8, 5.50%, 9/1/35                                       80,000          63,051
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates,
Series 2008-C7, Cl. AM, 6.095%, 12/1/49(1)            1,920,000       1,528,892
Citigroup, Inc./Deutsche Bank 2007-CD4
Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2007-CD4,
Cl. A2B, 5.205%, 12/11/49                               380,000         389,649
CWALT Alternative Loan Trust 2007-8CB, Mtg.
Pass-Through Certificates, Series 2007-8CB,
Cl. A1, 5.50%, 5/25/37                                  110,865          82,285
First Horizon Alternative Mortgage Securities
Trust 2004-FA2, Mtg. Pass-Through
Certificates, Series 2004-FA2, Cl. 3A1, 6%,
1/25/35                                                 622,571         581,374
First Horizon Mortgage Pass-Through Trust
2007-AR3, Mtg. Pass-Through Certificates,
Series 2007-AR3, Cl. 1A1, 6.102%, 11/1/37(1)            518,213         394,821
GE Capital Commercial Mortgage Corp.,
Commercial Mtg. Obligations, Series 2004-C3,
Cl. A2, 4.433%, 7/10/39                                   9,771           9,862
GS Mortgage Securities Corp. II, Commercial
Mtg. Obligations, Series 2001-LIBA, Cl. B,
6.733%, 2/10/16(2)                                      605,000         635,002
Impac CMB Trust Series 2005-4, Collateralized
Asset-Backed Bonds, Series 2005-4, Cl. 1A1A,
0.786%, 5/25/35(1)                                      644,764         461,579


                       7 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
COMMERCIAL CONTINUED
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42          $  1,110,000   $   1,040,439
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49            3,950,000       3,930,337
JPMorgan Mortgage Trust 2007-S3, Mtg.
Pass-Through Certificates, Series 2007-S3, Cl.
1A90, 7%, 7/1/37                                        833,169         658,356
Lehman Brothers Commercial Conduit Mortgage
Trust, Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. IO, 0%,
2/18/30(4,7)                                          3,773,645         109,018
Lehman Structured Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series
2002-GE1, Cl. A, 2.514%, 7/1/24(2)                      189,390         137,967
Mastr Alternative Loan Trust 2004-6, Mtg.
Pass-Through Certificates, Series 2004-6, Cl.
10A1, 6%, 7/25/34                                     1,159,667       1,001,175
Morgan Stanley Resecuritization Trust,
Automobile Receivable Nts., Series 2010-F, Cl.
A, 0.48%, 6/17/11(1,2)                                  340,000         335,111
Salomon Brothers Mortgage Securities VII,
Inc., Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 1999-C1,
Cl. X, 0%, 5/18/32(4,7)                              53,132,585         256,758
Wachovia Bank Commercial Mortgage Trust
2007-C34, Commercial Mtg. Pass-Through
Certificates, Series 2007-C34, Cl. A3, 5.678%,
7/1/17                                                  520,000         501,608
Wells Fargo Mortgage-Backed Securities
2005-AR1 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR1, Cl. 1A1,
2.871%, 2/1/35(1)                                       380,136         343,411
                                                                  -------------
                                                                     16,488,425
MANUFACTURED HOUSING--1.2%
Wells Fargo Mortgage-Backed Securities
2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 2A5,
4.965%, 3/25/36(1)                                    2,886,162       2,394,984
MULTIFAMILY--1.0%
GE Capital Commercial Mortgage Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 2001-3, Cl. A2, 6.07%, 6/1/38                    640,000         673,841
Merrill Lynch Mortgage Investors Trust
2005-A2, Mtg. Pass-Through Certificates,
Series 2005-A2, Cl. A2, 2.801%, 2/1/35(1)               117,827         107,794
Wells Fargo Mortgage-Backed Securities
2006-AR10 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR10, Cl. 5A1,
5.497%, 7/1/36(1)                                       686,764         543,252
Wells Fargo Mortgage-Backed Securities
2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1,
5.059%, 3/25/36(1)                                      670,554         572,355
                                                                  -------------
                                                                      1,897,242
OTHER--0.0%
Salomon Brothers Mortgage Securities VI, Inc.,
Interest-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, 45.516%, 10/23/17(4)                1,280             158
Salomon Brothers Mortgage Securities VI, Inc.,
Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 4.13%, 10/23/17(5)                  1,894           1,841
                                                                  -------------
                                                                          1,999


                       8 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
RESIDENTIAL--0.6%
CHL Mortgage Pass-Through Trust 2005-J4, Mtg.
Pass-Through Certificates, Series 2005-J4, Cl.
A7, 5.50%, 11/1/35                                 $     40,000   $      28,851
Lehman XS Trust, Mtg. Pass-Through
Certificates, Series
2005-4, Cl. 2A1B, 5.17%, 10/25/35                        62,231          62,013
Merrill Lynch Mortgage Investors Trust 2006-3,
Mtg. Pass-Through Certificates, Series MLCC
2006-3, Cl. 2A1, 6.074%, 10/25/36(1)                     66,445          58,522
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1,
Cl. A2, 5.75%, 1/25/33                                  370,399         370,485
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36                   75,720          45,974
Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                    7,108           6,672
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-QS6,
Cl. A28, 5.75%, 4/25/37                                  30,084          19,372
Structured Adjustable Rate Mortgage Loan
Trust, Mtg. Pass-Through Certificates, Series
2004-5, Cl. 3 A1, 2.915%, 5/1/34(1)                     281,196         254,027
WaMu Mortgage Pass-Through Certificates
2007-HY1 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY1, Cl. 4A1,
5.396%, 2/1/37(1)                                        72,574          51,126
Wells Fargo Mortgage-Backed Securities 2004-R
Trust, Mtg. Pass-Through Certificates, Series
2004-R, Cl. 2A1, 2.999%, 9/1/34(1)                      311,109         303,233
                                                                  -------------
                                                                      1,200,275
                                                                  -------------
Total Mortgage-Backed Obligations
(Cost $140,397,930)                                                 142,468,684
U.S. GOVERNMENT OBLIGATIONS--1.8%
Federal Home Loan Mortgage Corp. Nts.:
2.50%, 4/23/14                                          350,000         353,194
2.875%, 2/9/15                                        1,585,000       1,596,531
Federal National Mortgage Assn. Nts.:
2.625%, 11/20/14                                      1,335,000       1,336,534
3%, 9/16/14                                             200,000         203,891
                                                                  -------------
Total U.S. Government Obligations
(Cost $3,485,539)                                                     3,490,150
CORPORATE BONDS AND NOTES--36.7%
CONSUMER DISCRETIONARY--5.1%
AUTO COMPONENTS--0.3%
Lear Corp., 8.125% Sr. Unsec. Nts., 3/15/20             470,000         479,988
AUTOMOBILES--0.7%
Daimler Finance North America LLC, 6.50% Sr.
Unsec. Unsub. Nts., 11/15/13                            455,000         504,840
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec.
Nts., 9/15/10                                           880,000         901,197
                                                                  -------------
                                                                      1,406,037
DIVERSIFIED CONSUMER SERVICES--0.3%
Service Corp. International, 6.75% Sr. Unsec.
Nts., 4/1/15                                            480,000         480,000
HOTELS, RESTAURANTS & LEISURE--0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub.
Nts., 8/15/15(2)                                        468,000         478,092


                       9 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount           Value
                                                   ------------   -------------
HOUSEHOLD DURABLES--0.4%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub.
Nts., 6/15/14                                      $    690,000   $     755,822
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11           455,000         477,156
MEDIA--2.4%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19              425,000         514,238
Comcast Cable Communications Holdings, Inc.,
9.455% Sr. Unsec. Nts., 11/15/22                        290,000         388,275
DirecTV Holdings LLC/DirecTV Financing Co.,
Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16            870,000         975,604
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19          405,000         423,225
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds,
1/15/40                                                 393,000         394,405
Lamar Media Corp., 9.75% Sr. Unsec. Nts.,
4/1/14                                                  430,000         471,925
Time Warner Cos., Inc., 9.125% Debs., 1/15/13           320,000         374,056
Time Warner Entertainment Co. LP, 8.375% Sr.
Nts., 7/15/33                                           255,000         307,990
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30          280,000         309,387
Virgin Media Secured Finance plc, 6.50% Sr.
Sec. Nts., 1/15/18(2)                                   475,000         478,563
                                                                  -------------
                                                                      4,637,668
SPECIALTY RETAIL--0.6%
Home Depot, Inc. (The), 5.875% Sr. Unsec.
Unsub. Nts., 12/16/36                                   413,000         402,112
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts.,
4/1/11                                                  680,000         721,695
                                                                  -------------
                                                                      1,123,807
CONSUMER STAPLES--1.9%
BEVERAGES--0.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%
Sr. Unsec. Unsub. Nts., 1/15/19(2)                      505,000         601,626
Constellation Brands, Inc., 8.375% Sr. Nts.,
12/15/14                                                445,000         483,381
                                                                  -------------
                                                                      1,085,007
FOOD & STAPLES RETAILING--0.2%
Delhaize America, Inc., 9% Unsub. Debs.,
4/15/31                                                 250,000         318,874
FOOD PRODUCTS--0.7%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                   210,000         219,396
8.50% Sr. Unsec. Nts., 6/15/19                          200,000         232,885
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub.
Nts., 2/9/40                                            398,000         413,822
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts.,
9/15/11                                                 420,000         446,442
                                                                  -------------
                                                                      1,312,545
TOBACCO--0.5%
Altria Group, Inc., 9.70% Sr. Unsec. Nts.,
11/10/18                                                785,000         966,735
ENERGY--4.4%
ENERGY EQUIPMENT & SERVICES--0.5%
Pride International, Inc., 8.50% Sr. Nts.,
6/15/19                                                 530,000         601,550
Weatherford International Ltd., 6.50% Sr.
Unsec. Bonds, 8/1/36                                    320,000         318,962
Weatherford International, Inc., 6.625% Sr.
Unsec. Unsub. Nts., Series B, 11/15/11                   81,000          86,720
                                                                  -------------
                                                                      1,007,232
OIL, GAS & CONSUMABLE FUELS--3.9%
Anadarko Petroleum Corp., 6.45% Sr. Unsec.
Nts., 9/15/36                                           385,000         393,621


                       10 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
DCP Midstream LLC:
5.35% Sr. Unsec. Nts., 3/18/20(2)                  $    160,000   $     160,631
9.75% Sr. Unsec. Unsub. Nts., 3/15/19(2)                185,000         237,542
Duke Energy Field Services LLC, 7.875% Unsec.
Nts., 8/16/10                                           425,000         435,957
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16           490,000         525,525
Energy Transfer Partners LP, 7.50% Sr. Unsec.
Unsub. Bonds, 7/1/38                                    390,000         438,160
Enterprise Products Operating LLP, 7.50% Sr.
Unsec. Unsub. Nts., 2/1/11                              515,000         539,178
Kaneb Pipe Line Operating Partnership LP,
5.875% Sr. Unsec. Nts., 6/1/13                          840,000         899,007
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub.
Nts., 9/15/11                                           343,000         369,678
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds,
5/15/37                                                 450,000         455,072
Peabody Energy Corp., 6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                       450,000         457,313
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts.,
1/15/30(2)                                              325,000         311,162
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
5.50% Sr. Sec. Nts., 9/30/14(2)                         270,000         291,118
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15(2)                393,000         388,029
5.625% Sr. Unsec. Unsub. Nts., 4/15/20(2)               315,000         310,709
Williams Cos., Inc. Credit, Linked Certificate
Trust V (The), 6.375% Sr. Unsec. Nts.,
10/1/10(2)                                              345,000         351,419
Williams Partners LP/Williams Partners Finance
Corp., 7.25% Sr. Unsec. Nts., 2/1/17                    435,000         496,998
Woodside Finance Ltd., 4.50% Nts., 11/10/14(2)          410,000         420,469
                                                                  -------------
                                                                      7,481,588
FINANCIALS--11.1%
CAPITAL MARKETS--1.1%
Blackstone Holdings Finance Co. LLC, 6.625%
Sr. Unsec. Nts., 8/15/19(2)                             728,000         733,974
Goldman Sachs Capital, Inc. (The), 6.345% Sub.
Bonds, 2/15/34                                          505,000         467,667
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17         215,000         220,090
7.30% Sr. Unsec. Nts., 5/13/19                          193,000         213,588
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts.,
3/4/20                                                  480,000         499,052
                                                                  -------------
                                                                      2,134,371
COMMERCIAL BANKS--2.9%
Barclays Bank plc, 6.278% Perpetual Bonds(8)          1,060,000         858,600
City National Capital Trust I, 9.625% Jr. Sub.
Bonds, 2/1/40                                           490,000         545,843
Comerica Capital Trust II, 6.576% Bonds,
2/20/37(1)                                              551,000         489,013
Fifth Third Bancorp:
5.45% Unsec. Sub. Nts., 1/15/17                         300,000         296,902
8.25% Sub. Nts., 3/1/38                                 229,000         241,297
HSBC Finance Capital Trust IX, 5.911% Nts.,
11/30/35(1)                                             890,000         796,550
Royal Bank of Scotland Group plc, 6.40% Sr.
Unsec. Unsub. Nts., 10/21/19                            850,000         851,289
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual
Bonds, Series K(8)                                    1,415,000       1,485,750
                                                                  -------------
                                                                      5,565,244


                       11 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
CONSUMER FINANCE--0.7%
Capital One Capital V, 10.25% Cum. Jr. Unsec.
Sub. Nts., 8/15/39                                 $    690,000   $     819,576
SLM Corp., 8% Sr. Nts., 3/25/20                         471,000         459,412
                                                                  -------------
                                                                      1,278,988
DIVERSIFIED FINANCIAL SERVICES--2.4%
Citigroup, Inc.:
6% Sr. Unsec. Nts., 8/15/17                             850,000         870,443
8.125% Sr. Unsec. Nts., 7/15/39                         747,000         864,972
JPMorgan Chase & Co., 7.90% Perpetual Bonds,
Series 1(8)                                           1,620,000       1,732,920
Merrill Lynch & Co., Inc., 7.75% Jr. Sub.
Bonds, 5/14/38                                        1,025,000       1,139,634
                                                                  -------------
                                                                      4,607,969
INSURANCE--3.3%
AXA SA, 6.379% Sub. Perpetual Bonds(2,8)                695,000         611,600
Genworth Financial, Inc., 8.625% Sr. Unsec.
Unsub. Nts., 12/15/16                                   775,000         846,378
Hartford Financial Services Group, Inc. (The),
6% Sr. Unsec. Nts., 1/15/19                             355,000         364,158
Irish Life & Permanent Group Holdings plc,
3.60% Sr. Unsec. Unsub. Nts., 1/14/13(2)                930,000         928,577
Lincoln National Corp.:
6.05% Jr. Unsec. Sub. Bonds, 4/20/67                    375,000         315,938
7% Jr. Sub. Bonds, 5/17/66(1)                           615,000         565,800
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec.
Nts., 9/15/10                                           455,000         462,886
Principal Life Global Funding I, 4.40% Sr.
Sec. Nts., 10/1/10(2)                                   455,000         461,658
Prudential Holdings LLC, 8.695% Bonds, Series
C, 12/18/23(2)                                          470,000         542,583
Swiss Re Capital I LP, 6.854% Perpetual
Bonds(2,8)                                              911,000         831,981
ZFS Finance USA Trust IV, 5.875% Sub. Bonds,
5/9/32(2)                                               532,000         501,628
                                                                  -------------
                                                                      6,433,187
REAL ESTATE INVESTMENT TRUSTS--0.7%
AvalonBay Communities, Inc., 6.625% Sr. Unsec.
Unsub. Nts., 9/15/11                                    202,000         216,172
Digital Realty Trust LP, 5.875% Unsec. Unsub.
Bonds, 2/1/20(2)                                        480,000         470,221
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub.
Nts., 1/15/12                                           180,000         187,583
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14               410,000         448,708
                                                                  -------------
                                                                      1,322,684
HEALTH CARE--1.6%
HEALTH CARE PROVIDERS & SERVICES--0.5%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19(2)              445,000         480,878
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts.,
1/15/11                                                 435,000         447,853
                                                                  -------------
                                                                        928,731
LIFE SCIENCES TOOLS & SERVICES--0.9%
Fisher Scientific International, Inc., 6.125%
Sr. Unsec. Sub. Nts., 7/1/15                            827,000         859,107
Life Technologies Corp., 6% Sr. Nts., 3/1/20            803,000         823,700
                                                                  -------------
                                                                      1,682,807
PHARMACEUTICALS--0.2%
Watson Pharmaceuticals, Inc., 6.125% Sr.
Unsec. Nts., 8/15/19                                    460,000         484,384


                       12 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
INDUSTRIALS--3.9%
AEROSPACE & DEFENSE--1.1%
Alliant Techsystems, Inc., 6.75% Sr. Sub.
Nts., 4/1/16                                       $    238,000   $     240,380
BAE Systems Holdings, Inc., 6.375% Nts.,
6/1/19(2)                                               450,000         489,621
L-3 Communications Corp., 5.875% Sr. Sub.
Nts., 1/15/15                                           485,000         495,913
Meccanica Holdings USA, Inc.:
6.25% Sr. Nts., 1/15/40(2)                               95,000          93,451
7.375% Sr. Unsec. Unsub. Nts., 7/15/39(2)               690,000         759,582
                                                                  -------------
                                                                      2,078,947
COMMERCIAL SERVICES & SUPPLIES--0.9%
Browning-Ferris Industries, Inc., 7.40% Sr.
Unsec. Debs., 9/15/35                                   375,000         417,103
Corrections Corp. of America, 7.75% Sr. Nts.,
6/1/17                                                  465,000         488,250
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec.
Nts., 1/15/12                                           455,000         473,065
Republic Services, Inc., 6.75% Sr. Unsec.
Unsub. Nts., 8/15/11                                    295,000         314,297
                                                                  -------------
                                                                      1,692,715
ELECTRICAL EQUIPMENT--0.2%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19          475,000         504,254
INDUSTRIAL CONGLOMERATES--1.0%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                415,000         432,804
5.50% Sr. Unsec. Nts., 1/8/20                           515,000         526,424
Tyco International Ltd./Tyco International
Finance SA, 6.875% Sr. Unsec. Unsub. Nts.,
1/15/21                                                 820,000         938,843
                                                                  -------------
                                                                      1,898,071
MACHINERY--0.3%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14             510,000         536,138
ROAD & RAIL--0.4%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19               685,000         799,549
INFORMATION TECHNOLOGY--0.8%
COMMUNICATIONS EQUIPMENT--0.3%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11             440,000         475,593
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Agilent Technologies, Inc., 5.50% Sr. Unsec.
Unsub. Nts., 9/14/15                                    759,000         814,401
SOFTWARE--0.1%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts.,
12/1/19                                                 245,000         248,106
MATERIALS--2.7%
CHEMICALS--0.7%
Ashland, Inc., 9.125% Sr. Unsec. Nts.,
6/1/17(2)                                               440,000         493,900
Terra Capital, Inc., 7.75% Sr. Unsec. Nts.,
11/1/19                                                 620,000         751,750
                                                                  -------------
                                                                      1,245,650
CONTAINERS & PACKAGING--0.5%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16              480,000         512,400
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17(2)           445,000         483,649
                                                                  -------------
                                                                        996,049
METALS & MINING--1.5%
Cliffs Natural Resources, Inc., 5.90% Sr.
Unsec. Unsub. Nts., 3/15/20                             330,000         338,597


                       13 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Principal
                                                      Amount          Value
                                                   ------------   -------------
METALS & MINING CONTINUED
Freeport-McMoRan Copper & Gold, Inc., 8.375%
Sr. Nts., 4/1/17                                   $    700,000   $     779,794
Teck Resources Ltd., 9.75% Sr. Sec. Nts.,
5/15/14                                                 535,000         636,650
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts.,
11/10/39                                                495,000         515,368
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                   245,000         257,193
6% Sr. Unsec. Unsub. Nts., 10/15/15                     347,000         374,723
                                                                  -------------
                                                                      2,902,325
TELECOMMUNICATION SERVICES--3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38             447,000         455,103
British Telecommunications plc, 9.625% Bonds,
12/15/30                                                295,000         372,414
Citizens Communications Co., 6.25% Sr. Nts.,
1/15/13                                                 455,000         461,825
Deutsche Telekom International Finance BV,
8.50% Unsub. Nts., 6/15/10(1)                           427,000         433,323
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13            440,000         479,038
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts.,
6/15/15                                                 452,000         496,070
Telecom Italia Capital SA, 4.875% Sr. Unsec.
Unsub. Nts., 10/1/10                                    880,000         895,436
Telefonica Europe BV, 7.75% Unsec. Nts.,
9/15/10                                                 420,000         432,726
Telus Corp., 8% Nts., 6/1/11                            483,000         519,959
Verizon Communications, Inc., 6.40% Sr. Unsec.
Nts., 2/15/38                                           292,000         303,960
Windstream Corp., 8.625% Sr. Unsec. Unsub.
Nts., 8/1/16                                            530,000         544,563
                                                                  -------------
                                                                      5,394,417
WIRELESS TELECOMMUNICATION SERVICES--0.3%
American Tower Corp., 7% Sr. Unsec. Nts.,
10/15/17                                                360,000         404,100
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts.,
5/1/11                                                  179,000         194,069
                                                                  -------------
                                                                        598,169
UTILITIES--2.1%
ELECTRIC UTILITIES--0.5%
Allegheny Energy Supply Co. LLC, 8.25% Bonds,
4/15/12(2)                                              350,000         386,208
FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
Series C, 11/15/31                                      318,000         329,993
Texas-New Mexico Power Co., 9.50% Sec. Nts.,
4/1/19(2)                                               117,000         142,770
                                                                  -------------
                                                                        858,971
ENERGY TRADERS--0.9%
Constellation Energy Group, Inc., 7.60% Unsec.
Nts., 4/1/32                                            465,000         533,855
Energy Future Holdings Corp., 10% Sr. Sec.
Nts., 1/15/20(2)                                         60,000          62,850
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16               455,000         452,725
Oncor Electric Delivery Co., 6.375% Sr. Sec.
Nts., 1/15/15                                           589,000         652,262
                                                                  -------------
                                                                      1,701,692
MULTI-UTILITIES--0.7%
Narragansett Electric Co., 5.638% Sr. Unsec.
Nts., 3/15/40(2)                                        196,000         190,638
NiSource Finance Corp., 7.875% Sr. Unsec.
Nts., 11/15/10                                          432,000         448,640
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                           250,000         279,626
9.80% Sr. Unsec. Nts., 2/15/19                          390,000         507,647
                                                                  -------------
                                                                      1,426,551
                                                                  -------------
Total Corporate Bonds and Notes
(Cost $67,190,248)                                                   70,620,514


                       14 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                     Units         Value
                                                   ---------   ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Pathmark Stores, Inc. Wts., Strike Price
$22.31, Exp. 9/19/10 (9) (Cost $14,872)                5,408   $         --

                                                     Shares
                                                   ---------
INVESTMENT COMPANIES--5.1%
JPMorgan U.S. Treasury Plus Money Market Fund,
Agency Shares, 0.00%(10,11)                           10,454         10,454
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.15%(10,12)                                9,721,011      9,721,011
                                                               ------------
Total Investment Companies (Cost $9,731,465)                      9,731,465
TOTAL INVESTMENTS, AT VALUE (COST $246,393,486)        129.2%   248,434,225
Liabilities in Excess of Other Assets                  (29.2)   (56,097,726)
                                                   ---------   ------------
Net Assets                                             100.0%  $192,336,499
                                                   =========   ============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,286,737 or 10.55% of the Fund's net assets as of March 31, 2010.

(3.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $683,621. See accompanying Notes.

(4.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,198,907 or 4.78% of the Fund's net assets as of March 31, 2010.

(5.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $438,897 or 0.23% of the Fund's net assets as of March 31, 2010.

(6.) When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See accompanying Notes.

(7.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(8.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(9.) Non-income producing security.

(10.) Rate shown is the 7-day yield as of March 31, 2010.

(11.) Interest rate is less than 0.0005%.

(12.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES           GROSS         GROSS          SHARES
                                                     DECEMBER 31, 2009    ADDITIONS    REDUCTIONS    MARCH 31, 2010
                                                     -----------------   ----------   ------------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E          23,853,396   14,921,042     29,053,427        9,721,011

                                                        VALUE     INCOME
                                                     ----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $9,721,011   $7,812


                       15 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                                 LEVEL 2--
                                                   OTHER        LEVEL 3--
                                 LEVEL 1--      SIGNIFICANT    SIGNIFICANT
                                 UNADJUSTED     OBSERVABLE    UNOBSERVABLE
                               QUOTED PRICES      INPUTS         INPUTS          VALUE
                               -------------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:

Asset-Backed Securities         $       --     $ 22,123,412        $--       $ 22,123,412
Mortgage-Backed Obligations             --      142,468,684         --        142,468,684
U.S. Government Obligations             --        3,490,150         --          3,490,150
Corporate Bonds and Notes               --       70,620,514         --         70,620,514
Rights, Warrants and
Certificates                            --               --         --                 --
Investment Companies             9,731,465               --         --          9,731,465
                                ----------     ------------        ---       ------------
Total Investments, at Value      9,731,465      238,702,760         --        248,434,225
OTHER FINANCIAL INSTRUMENTS:
Futures margins                     88,348               --         --             88,348
                                ----------     ------------        ---       ------------
Total Assets                    $9,819,813     $238,702,760        $--       $248,522,573
                                ----------     ------------        ---       ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value     $       --     $    (58,690)       $--       $    (58,690)
Futures margins                    (27,128)              --         --            (27,128)
                                ----------     ------------        ---       ------------
Total Liabilities               $  (27,128)    $    (58,690)       $--       $    (85,818)
                                ----------     ------------        ---       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                                                  UNREALIZED
                                         NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION          BUY/SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------          --------   ---------   ----------   -----------   --------------
U.S. Long Bonds                  Buy        137        6/21/10    $15,909,125     $ 31,224
U.S. Treasury Bonds, 10 yr.      Buy        90         6/21/10     10,462,500      (79,962)
U.S. Treasury Nts., 2 yr.       Sell        75         6/30/10     16,271,484       23,197
U.S. Treasury Nts., 5 yr.       Sell        69         6/30/10     7,924,219        14,769
                                                                                  --------
                                                                                  $(10,772)
                                                                                  ========


                       16 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                          PAY/
                                 BUY/SELL    NOTIONAL   RECEIVE
REFERENCE ENTITY/                 CREDIT     AMOUNT      FIXED    TERMINATION               UNREALIZED
SWAP COUNTERPARTY               PROTECTION    (000'S)    RATE        DATE       VALUE      DEPRECIATION
-----------------               ----------   --------   -------   -----------   --------   ------------
VALE INCO LTD.:
Morgan Stanley Capital
Services, Inc.                       Buy      $1,030      0.70%     3/20/17     $ (9,846)     $ 9,846
Morgan Stanley Capital
Services, Inc.                       Buy       1,015      0.63      3/20/17       (5,235)       5,235
                                              ------                            --------      -------
                                   Total       2,045                             (15,081)      15,081
                                   -----      ------    -------   -----------   --------      -------
VALE OVERSEAS:
Morgan Stanley Capital
Services, Inc.                      Sell       1,030      1.17      3/20/17      (19,837)      19,837
Morgan Stanley Capital
Services, Inc.                      Sell       1,015      1.10      3/20/17      (23,772)      23,772
                                               -----                            --------      -------
                                   Total       2,045                             (43,609)      43,609
                                                                                --------      -------
   Grand Total Buys                                                              (15,081)      15,081
   Grand Total Sells                                                             (43,609)      43,609
                                                                                --------      -------
   Total Credit Default Swaps                                                   $(58,690)     $58,690
                                                                                ========      =======

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                  TOTAL MAXIMUM
                                                    POTENTIAL
                                                  PAYMENTS FOR                          REFERENCE
                                                 SELLING CREDIT                           ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD     PROTECTION                            RATING
PROTECTION                                       (UNDISCOUNTED)   AMOUNT RECOVERABLE*    RANGE**
----------------------------------------------   --------------   -------------------   ---------
Investment Grade Single Name Corporate Debt        $2,045,000             $--              BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding table.

SWAP SUMMARY AS OF MARCH 31, 2010 IS AS FOLLOWS:

                                          NOTIONAL
                       SWAP TYPE FROM      AMOUNT
SWAP COUNTERPARTY     FUND PERSPECTIVE    (000'S)      VALUE
-----------------   -------------------   --------   ---------
Morgan Stanley
Capital Services,
Inc.:
                    Credit Default Buy
                    Protection             $2,045    $(15,081)
                    Credit Default Sell
                    Protection              2,045     (43,609)
                                                     --------
   Total Swaps                                       $(58,690)
                                                     ========


                       17 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are


                       18 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED
                           DELIVERY BASIS
                            TRANSACTIONS
                       ----------------------
Purchased securities         $71,152,245
Sold securities               13,992,703

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company,


                       19 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

          COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

          CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

          EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

          FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

          INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

          VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure


                       20 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

          COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

          CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

          As of March 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $58,690 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of March 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.


                       21 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

          CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the "reference asset").

          The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

          The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

          If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.


                       22 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

          The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

          Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $246,498,149
Federal tax cost of other investments      2,186,694
                                        ------------
Total federal tax cost                  $248,684,843
                                        ============
Gross unrealized appreciation           $  8,423,152
Gross unrealized depreciation            (6,556,538)
                                        ------------
Net unrealized appreciation             $  1,866,614
                                        ============


                       23 | Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                      Shares            Value
                                                                  --------------    --------------
COMMON STOCKS--98.4%
CONSUMER DISCRETIONARY--16.1%
AUTOMOBILES--1.1%
Bayerische Motoren Werke (BMW) AG                                        236,412    $   10,928,443
Bayerische Motoren Werke (BMW) AG, Preference                            538,031        18,861,388
                                                                                    --------------
                                                                                        29,789,831
HOTELS, RESTAURANTS & LEISURE--3.5%
Carnival Corp.                                                         1,187,126        46,155,459
Lottomatica SpA                                                          232,100         4,426,446
McDonald's Corp.                                                         620,700        41,413,104
Shuffle Master, Inc.(1)                                                  597,400         4,892,706
                                                                                    --------------
                                                                                        96,887,715
HOUSEHOLD DURABLES--1.9%
Sony Corp.                                                             1,327,800        50,845,267
MEDIA--3.7%
Grupo Televisa SA, Sponsored GDR                                       1,543,096        32,435,878
Sirius XM Radio, Inc.(1)                                               9,960,161         8,670,320
Walt Disney Co. (The)                                                  1,306,300        45,602,933
Wire & Wireless India Ltd.(1)                                          2,212,100           294,732
Zee Entertainment Enterprises Ltd.                                     2,140,210        12,787,868
                                                                                    --------------
                                                                                        99,791,731
SPECIALTY RETAIL--2.7%
Industria de Diseno Textil SA                                            521,200        34,356,906
Tiffany & Co.                                                            842,400        40,005,576
                                                                                    --------------
                                                                                        74,362,482
TEXTILES, APPAREL & LUXURY GOODS--3.2%
Bulgari SpA                                                            1,746,678        14,225,760
LVMH Moet Hennessy Louis Vuitton SA                                      457,360        53,458,946
Tod's SpA                                                                276,497        20,341,975
                                                                                    --------------
                                                                                        88,026,681
CONSUMER STAPLES--9.6%
BEVERAGES--3.2%
Companhia de Bebidas das Americas, Sponsored ADR, Preference             199,315        18,269,213
Diageo plc                                                               658,495        11,051,860
Fomento Economico Mexicano SA de CV, UBD                               7,658,100        36,426,882
Grupo Modelo SA de CV, Series C(1)                                     3,786,000        22,353,897
                                                                                    --------------
                                                                                        88,101,852
FOOD & STAPLES RETAILING--2.4%
Shinsegae Department Store Co.                                             5,653         2,672,990
Tesco plc                                                              3,819,175        25,236,878
Wal-Mart Stores, Inc.                                                    676,400        37,607,840
                                                                                    --------------
                                                                                        65,517,708
FOOD PRODUCTS--2.2%
Nestle SA                                                                533,121        27,303,238
Unilever plc                                                           1,092,113        32,068,328
                                                                                    --------------
                                                                                        59,371,566


                    1 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                      Shares            Value
                                                                  --------------    --------------
HOUSEHOLD PRODUCTS--1.8%
Colgate-Palmolive Co.                                                    428,500    $   36,533,910
Reckitt Benckiser Group plc                                              263,348        14,454,607
                                                                                    --------------
                                                                                        50,988,517
ENERGY--4.4%
ENERGY EQUIPMENT & SERVICES--2.4%
Technip SA                                                               424,960        34,553,327
Transocean Ltd.(1)                                                       352,072        30,411,979
                                                                                    --------------
                                                                                        64,965,306
OIL, GAS & CONSUMABLE FUELS--2.0%
Husky Energy, Inc.                                                       682,830        19,584,343
Total SA                                                                 607,820        35,284,724
                                                                                    --------------
                                                                                        54,869,067
FINANCIALS--14.8%
CAPITAL MARKETS--3.9%
3i Group plc                                                           2,497,728        11,037,336
Credit Suisse Group AG                                                 1,288,170        66,399,886
UBS AG                                                                 1,895,683        30,815,636
                                                                                    --------------
                                                                                       108,252,858
COMMERCIAL BANKS--2.9%
HSBC Holdings plc                                                      3,720,973        37,908,229
Societe Generale SA, Cl. A                                               310,782        19,546,130
Sumitomo Mitsui Financial Group, Inc.                                    671,700        22,096,325
                                                                                    --------------
                                                                                        79,550,684
CONSUMER FINANCE--1.3%
SLM Corp.(1)                                                           2,785,550        34,875,086
DIVERSIFIED FINANCIAL SERVICES--1.0%
Investor AB, B Shares                                                  1,464,954        28,099,622
INSURANCE--5.7%
AFLAC, Inc.                                                              673,000        36,537,170
Allianz SE                                                               296,619        37,238,629
Dai-ichi Life Insurance Co(1)                                             11,036        17,061,563
Fidelity National Financial, Inc., Cl. A                                 913,700        13,541,034
Prudential plc                                                         2,790,297        23,182,610
XL Capital Ltd., Cl. A                                                 1,472,600        27,832,140
                                                                                    --------------
                                                                                       155,393,146
HEALTH CARE--7.7%
BIOTECHNOLOGY--2.2%
Amylin Pharmaceuticals, Inc.(1)                                          734,288        16,514,137
Basilea Pharmaceutica AG(1)                                               29,923         2,319,997
Dendreon Corp.(1)                                                        187,700         6,845,419
InterMune, Inc.(1)                                                       324,300        14,454,051
Regeneron Pharmaceuticals, Inc.(1)                                       200,802         5,319,245
Seattle Genetics, Inc.(1)                                                731,028         8,728,474
Theravance, Inc.(1)                                                      551,800         7,349,976
                                                                                    --------------
                                                                                        61,531,299


                    2 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                      Shares            Value
                                                                  --------------    --------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
Zimmer Holdings, Inc.(1)                                                 219,000    $   12,964,800
HEALTH CARE PROVIDERS & SERVICES--2.6%
Aetna, Inc.                                                              982,600        34,499,086
WellPoint, Inc.(1)                                                       580,335        37,361,967
                                                                                    --------------
                                                                                        71,861,053
PHARMACEUTICALS--2.4%
Bayer AG                                                                 105,601         7,132,967
Mitsubishi Tanabe Pharma Corp.                                           391,000         5,520,590
Roche Holding AG                                                         221,045        35,848,535
Sanofi-Aventis SA                                                        225,905        16,839,592
                                                                                    --------------
                                                                                        65,341,684
INDUSTRIALS--13.6%
AEROSPACE & DEFENSE--3.7%
Boeing Co. (The)                                                         201,200        14,609,132
Empresa Brasileira de Aeronautica SA, ADR                                873,583        20,931,049
European Aeronautic Defense & Space Co.                                1,343,980        27,038,253
Lockheed Martin Corp.                                                    179,900        14,971,278
Raytheon Co.                                                             426,600        24,367,392
                                                                                    --------------
                                                                                       101,917,104
AIR FREIGHT & LOGISTICS--0.8%
TNT NV                                                                   717,227        20,566,100
BUILDING PRODUCTS--1.5%
Assa Abloy AB, Cl. B                                                   2,081,085        40,724,775
COMMERCIAL SERVICES & SUPPLIES--0.6%
Secom Co. Ltd.                                                           391,600        17,078,778
ELECTRICAL EQUIPMENT--1.2%
Emerson Electric Co.                                                     465,900        23,453,406
Prysmian SpA                                                             488,000         9,590,210
                                                                                    --------------
                                                                                        33,043,616
INDUSTRIAL CONGLOMERATES--5.3%
3M Co.                                                                   468,500        39,152,545
Koninklijke (Royal) Philips Electronics NV                             1,125,400        36,085,518
Siemens AG                                                               691,081        69,305,984
                                                                                    --------------
                                                                                       144,544,047
MACHINERY--0.5%
Fanuc Ltd.                                                               126,300        13,401,391
INFORMATION TECHNOLOGY--29.3%
COMMUNICATIONS EQUIPMENT--7.0%
Juniper Networks, Inc.(1)                                              1,942,500        59,595,900
Tandberg ASA                                                             641,750        18,302,703
Telefonaktiebolaget LM Ericsson, B Shares                             10,806,080       113,120,352
                                                                                    --------------
                                                                                       191,018,955
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.4%
Corning, Inc.                                                          1,640,800        33,160,568
Hoya Corp.                                                             1,003,500        27,486,480
Keyence Corp.                                                             92,374        21,999,004
Kyocera Corp.                                                            156,800        15,279,153
Murata Manufacturing Co. Ltd.                                            562,300        31,937,245


                   3 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                      Shares            Value
                                                                  --------------    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS CONTINUED
Nidec Corp.                                                              168,600    $   18,070,082
                                                                                    --------------
                                                                                       147,932,532
INTERNET SOFTWARE & SERVICES--2.3%
eBay, Inc.(1)                                                          2,278,400        61,402,880
IT SERVICES--3.2%
Automatic Data Processing, Inc.                                          835,000        37,132,450
Infosys Technologies Ltd.                                                869,626        50,671,525
                                                                                    --------------
                                                                                        87,803,975
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.2%
Altera Corp.                                                           1,581,600        38,448,696
Maxim Integrated Products, Inc.                                        1,301,365        25,233,467
MediaTek, Inc.                                                         1,549,696        26,887,162
Taiwan Semiconductor Manufacturing Co. Ltd.                           13,162,184        25,401,125
                                                                                    --------------
                                                                                       115,970,450
SOFTWARE--7.2%
Adobe Systems, Inc.(1)                                                   944,363        33,402,119
Intuit, Inc.(1)                                                        1,393,900        47,866,526
Microsoft Corp.                                                        1,755,800        51,392,268
Nintendo Co. Ltd.                                                         58,700        19,652,476
SAP AG                                                                   939,069        45,439,027
                                                                                    --------------
                                                                                       197,752,416
MATERIALS--0.4%
CHEMICALS--0.4%
Linde AG                                                                  81,954         9,740,879
TELECOMMUNICATION SERVICES--1.8%
WIRELESS TELECOMMUNICATION SERVICES--1.8%
KDDI Corp.                                                                 5,052        26,154,327
Vodafone Group plc                                                    10,569,572        24,455,941
                                                                                    --------------
                                                                                        50,610,268
UTILITIES--0.7%
ELECTRIC UTILITIES--0.7%
Fortum OYJ                                                               762,500        18,651,064
                                                                                    --------------
Total Common Stocks (Cost $2,177,804,853)                                            2,693,547,185

                                                                    Principal
                                                                     Amount
                                                                  --------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Theravance, Inc., 3% Cv. Sub. Nts., 1/15/15 (Cost $2,882,000)     $    2,882,000         2,492,930

                                                                      Shares
                                                                  --------------
INVESTMENT COMPANIES--1.8%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares,
0.00%(2, 3)                                                            1,034,857         1,034,857
Oppenheimer Institutional Money Market Fund, Cl. E,
0.15%(2, 4)                                                           49,739,829        49,739,829
                                                                                    --------------
Total Investment Companies (Cost $50,774,686)                                           50,774,686


                   4 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                                        VALUE
                                                                                    --------------
TOTAL INVESTMENTS, AT VALUE (COST $2,231,461,539)                      100.3%       $2,746,814,801
Liabilities in Excess of Other Assets                                   (0.3)           (9,546,017)
                                                                       -----        --------------
Net Assets                                                             100.0%       $2,737,268,784
                                                                       =====        ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of March 31, 2010.

(3.) Interest rate is less than 0.0005%.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                    SHARES             GROSS          GROSS           SHARES
                               DECEMBER 31, 2009     ADDITIONS      REDUCTIONS    MARCH 31, 2010
                               -----------------    -----------    -----------    --------------
Oppenheimer Institutional
   Money Market Fund, Cl. E        30,907,869        86,695,116     67,863,156      49,739,829

                                  VALUE       INCOME
                               -----------    -------
Oppenheimer Institutional
   Money Market Fund, Cl. E    $49,739,829    $14,414

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                             LEVEL 1--            LEVEL 2--             LEVEL 3--
                                         UNADJUSTED QUOTED    OTHER SIGNIFICANT        SIGNIFICANT
                                              PRICES          OBSERVABLE INPUTS    UNOBSERVABLE INPUTS         VALUE
                                         -----------------    -----------------    -------------------    --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                  $  439,408,975        $    294,732           $--               $  439,703,707
   Consumer Staples                           263,979,643                  --            --                  263,979,643
   Energy                                     119,834,373                  --            --                  119,834,373
   Financials                                 367,013,508          39,157,888            --                  406,171,396
   Health Care                                211,698,836                  --            --                  211,698,836
   Industrials                                354,197,033          17,078,778            --                  371,275,811
   Information Technology                     613,874,247         188,006,961            --                  801,881,208
   Materials                                    9,740,879                  --            --                    9,740,879
   Telecommunication Services                  26,154,327          24,455,941            --                   50,610,268
   Utilities                                   18,651,064                  --            --                   18,651,064
Convertible Corporate Bonds and Notes                  --           2,492,930            --                    2,492,930
Investment Companies                           50,774,686                  --            --                   50,774,686


                    5 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)


                                           --------------        ------------           ---               --------------
Total Assets                               $2,475,327,571        $271,487,230           $--               $2,746,814,801
                                           --------------        ------------           ---               --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts        $           --        $   (582,946)          $--               $     (582,946)
                                           --------------        ------------           ---               --------------
Total Liabilities                          $           --        $   (582,946)          $--               $     (582,946)
                                           --------------        ------------           ---               --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                 TRANSFERS INTO    TRANSFERS OUT    TRANSFERS INTO    TRANSFERS OUT
                                     LEVEL 1*      OF LEVEL 1**        LEVEL 2**       OF LEVEL 2*
                                 --------------    -------------    --------------    --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary         $107,682,363     $    (423,073)    $    423,073     $(107,682,363)
   Consumer Staples                 73,087,135                --               --       (73,087,135)
   Energy                           75,498,991                --               --       (75,498,991)
   Financials                      255,251,232                --               --      (255,251,232)
   Health Care                      37,459,789                --               --       (37,459,789)
   Industrials                     172,076,722                --               --      (172,076,722)
   Information Technology          137,124,102      (118,575,684)     118,575,684      (137,124,102)
   Telecommunication Services       28,924,502       (24,532,360)      24,532,360       (28,924,502)
   Utilities                        24,666,340                --               --       (24,666,340)
                                  ------------     -------------     ------------     -------------
Total Assets                      $911,771,176     $(143,531,117)    $143,531,117     $(911,771,176)
                                  ============     =============     ============     =============

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                 CONTRACT AMOUNT    EXPIRATION                    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION    BUY/SELL         (000'S)          DATE          VALUE       DEPRECIATION
---------------------------------    --------    ---------------    ----------    -----------    ------------
BROWN BROTHERS HARRIMAN
Japanese Yen (JPY)                     Buy          1,545,040 JPY     4/1/10      $16,526,259       $582,946

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:


                    6 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Geographic Holdings                          Value          Percent
-------------------                      --------------    ----------
United States                            $1,077,740,515       39.3%
Japan                                       286,582,681       10.4
Germany                                     198,647,317        7.2
France                                      186,720,972        6.8
Sweden                                      181,944,749        6.6
United Kingdom                              179,395,789        6.5
Switzerland                                 162,687,292        5.9
Mexico                                       91,216,657        3.3
India                                        63,754,125        2.3
The Netherlands                              56,651,618        2.1
Taiwan                                       52,288,287        1.9
Italy                                        48,584,391        1.8
Brazil                                       39,200,262        1.4
Spain                                        34,356,906        1.3
Cayman Islands                               27,832,140        1.0
Canada                                       19,584,343        0.7
Finland                                      18,651,064        0.7
Norway                                       18,302,703        0.7
Korea, Republic of South                      2,672,990        0.1
                                         --------------      -----
Total                                    $2,746,814,801      100.0%
                                         ==============      =====

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                   7 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.


                   8 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities           $2,262,783,545
Federal tax cost of other investments               888
                                         --------------
Total federal tax cost                   $2,262,784,433
                                         ==============
Gross unrealized appreciation            $  628,485,183
Gross unrealized depreciation              (144,282,114)
                                         --------------
Net unrealized appreciation              $  484,203,069
                                         ==============


                    9 | Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
CORPORATE BONDS AND NOTES--89.7%
CONSUMER DISCRETIONARY--22.8%
AUTO COMPONENTS--2.0%
Allison Transmission, Inc., 11% Sr. Nts.,
11/1/15(1)                                              $      1,045,000   $  1,118,150
American Axle & Manufacturing Holdings, Inc.,
9.25% Sr. Sec. Nts., 1/15/17(1)                                  415,000        445,088
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts.,
3/15/18                                                          620,000        644,800
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14(2,3)                                 425,000        410,125
8.25% Sr. Unsec. Nts., 8/1/10(2,3)                                45,000         43,425
                                                                           ------------
                                                                              2,661,588
                                                                           ------------
AUTOMOBILES--0.8%
Ford Motor Co., 7.45% Bonds, 7/16/31                           1,130,000      1,073,500
DIVERSIFIED CONSUMER SERVICES--0.3%
StoneMor Operating LLC/Cornerstone Family
Service of West Virginia, Inc./Osiris Holdings
of Maryland Subsidiary, Inc., 10.25% Sr. Nts.,
12/1/17(1)                                                       340,000        351,900
HOTELS, RESTAURANTS & LEISURE--5.7%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(1)                      410,000        358,750
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts.,
2/1/16(1)                                                        755,000        764,438
Greektown Holdings, Inc., 10.75% Sr. Nts.,
12/1/13(1,2)                                                   1,155,000        109,725
Harrah's Operating Co., 10% Sr. Sec. Nts.,
12/15/18                                                       1,393,000      1,159,673
Isle of Capri Casinos, Inc., 7% Sr. Unsec.
Sub. Nts., 3/1/14                                                685,000        589,100
Landry's Restaurant, Inc., 11.625% Sr. Sec.
Nts., 12/1/15(1)                                                 455,000        491,400
Mashantucket Pequot Tribe, 8.50% Bonds, Series
A, 11/15/15(1,2)                                               1,505,000        383,775
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                          85,000         72,038
6.75% Sr. Unsec. Nts., 4/1/13                                  1,280,000      1,164,800
9% Sr. Sec. Nts., 3/15/20(1)                                      65,000         67,275
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                             390,000        335,400
8% Sr. Sub. Nts., 4/1/12                                         730,000        677,075
11.50% Sr. Sec. Nts., 11/1/17(1)                                 315,000        337,050
Pinnacle Entertainment, Inc.:
8.25% Sr. Unsec. Sub. Nts., 3/15/12                              316,000        315,210
8.625% Sr. Nts., 8/1/17(1)                                       110,000        108,075
Station Casinos, Inc., 6.50% Sr. Unsec. Sub.
Nts., 2/1/14(2,3)                                              2,595,000         16,219
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts.,
9/1/16                                                           750,000        825,938
                                                                           ------------
                                                                              7,775,941
                                                                           ------------
HOUSEHOLD DURABLES--1.5%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13                                  380,000        364,325
6.875% Sr. Unsec. Nts., 7/15/15                                  345,000        305,325
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                              285,000        249,375
8.875% Sr. Sub. Nts., 4/1/12                                     705,000        653,888
Libbey Glass, Inc., 10% Sr. Sec. Nts.,
2/15/15(1)                                                       445,000        470,588
                                                                           ------------
                                                                              2,043,501
                                                                           ------------


                       1 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
INTERNET & CATALOG RETAIL--0.1%
Netflix, Inc., 8.50% Sr. Unsec. Nts., 11/15/17          $        180,000   $    189,900
LEISURE EQUIPMENT & PRODUCTS--1.7%
Colt Defense LLC, 8.75% Sr. Unsec. Nts.,
11/15/17(1)                                                      500,000        503,750
Eastman Kodak Co., 9.75% Sr. Sec. Nts.,
3/1/18(1)                                                        995,000        990,025
Easton-Bell Sports, Inc., 9.75% Sr. Sec. Nts.,
12/1/16(1)                                                       715,000        756,113
                                                                           ------------
                                                                              2,249,888
                                                                           ------------
MEDIA--7.3%
AMC Entertainment, Inc., 11% Sr. Unsec. Unsub.
Nts., 2/1/16                                                     330,000        355,988
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(1,4)                                    1,853          1,214
12.02% Sr. Sub. Nts., 11/1/13(1,4)                             2,209,262      1,447,067
Belo Corp., 7.75% Sr. Unsec. Unsub. Debs.,
6/1/27                                                           368,000        304,060
Cengage Learning Acquisitions, Inc., 13.25%
Sr. Sub. Nts., 7/15/15(1)                                        355,000        346,125
Charter Communications, Inc., 13.50% Sr. Nts.,
11/30/16                                                       1,053,694      1,272,336
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11                             95,000         90,013
6.25% Nts., 3/15/11                                              455,000        442,488
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                            745,000        586,688
Clear Channel Worldwide Holdings, Inc., 9.25%
Sr. Nts., 12/15/17(1)                                            155,000        162,750
Lin Television Corp., 6.50% Sr. Sub. Nts.,
5/15/13                                                          655,000        648,450
Marquee Holdings, Inc., 9.505% Sr. Nts.,
8/15/14(5)                                                       310,000        261,175
Media General, Inc., 11.75% Sr. Sec. Nts.,
2/15/17(1)                                                       725,000        720,469
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(2)                                1,460,000            146
6.875% Sr. Unsec. Sub. Nts., 10/1/13(2)                        2,510,000            251
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts.,
2/15/13                                                          140,000        115,675
Reader's Digest Association, Inc., 9.50% Sr.
Sec. Nts., 2/15/17(1,5)                                          635,000        650,875
Sinclair Broadcast Group, Inc., 8% Sr. Unsec.
Sub. Nts., 3/15/12                                               240,000        238,800
TL Acquisitions, Inc., 10.50% Sr. Nts.,
1/15/15(1)                                                     1,355,000      1,307,575
Umbrella Acquisition, Inc., 9.75% Sr. Unsec.
Unsub. Nts., 3/15/15(1,4)                                        773,862        671,325
Valassis Communications, Inc., 8.25% Sr.
Unsec. Unsub. Nts., 3/1/15                                       235,000        242,638
                                                                           ------------
                                                                              9,866,108
                                                                           ------------
MULTILINE RETAIL--0.7%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec.
Unsub. Nts., 3/15/14                                             995,000        975,100
SPECIALTY RETAIL--2.7%
Burlington Coat Factory Warehouse Corp.,
11.125% Sr. Unsec. Nts., 4/15/14                               1,195,000      1,269,688
Michaels Stores, Inc.:
10% Sr. Unsec. Unsub. Nts., 11/1/14                            1,000,000      1,060,000
11.375% Sr. Unsec. Sub. Bonds, 11/1/16                           320,000        347,200
Sally Holdings LLC, 10.50% Sr. Unsec. Sub.
Nts., 11/15/16                                                   230,000        251,850
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub.
Bonds, 10/15/18                                                  785,000        757,525
                                                                           ------------
                                                                              3,686,263
                                                                           ------------


                       2 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount       Value
                                                        ----------------   ------------
CONSUMER STAPLES--3.6%
BEVERAGES--0.2%
Cott Beverages, Inc., 8.375% Sr. Nts.,
11/15/17(1)                                             $        300,000   $    310,500
FOOD & STAPLES RETAILING--0.3%
Pantry, Inc. (The), 7.75% Sr. Unsec. Sub.
Nts., 2/15/14                                                    355,000        346,125
Real Time Data Co., 11% Nts., 5/31/09(1,2,3,4)                   476,601             --
                                                                           ------------
                                                                                346,125
                                                                           ------------
FOOD PRODUCTS--2.5%
ASG Consolidated LLC/ASG Finance, Inc., 11.50%
Sr. Unsec. Nts., 11/1/11                                       1,025,000      1,035,250
Chiquita Brands International, Inc., 8.875%
Sr. Unsec. Unsub. Nts., 12/1/15                                  420,000        437,850
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr.
Nts., 5/1/14(1)                                                  590,000        675,550
Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17                   1,210,000      1,285,625
                                                                           ------------
                                                                              3,434,275
                                                                           ------------
PERSONAL PRODUCTS--0.6%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub.
Nts., 1/15/14                                                    545,000        549,088
Revlon Consumer Products Corp., 9.75% Sr. Sec.
Nts., 11/15/15(1)                                                295,000        306,063
                                                                           ------------
                                                                                855,151
                                                                           ------------
ENERGY--12.2%
ENERGY EQUIPMENT & SERVICES--1.3%
Gibson Energy ULC/GEP Midstream Finance Corp.,
10% Sr. Unsec. Nts., 1/15/18(1)                                  550,000        543,125
Helix Energy Solutions Group, Inc., 9.50% Sr.
Unsec. Nts., 1/15/16(1)                                          500,000        517,500
North American Energy Alliance LLC, 10.875%
Sr. Sec. Nts., 6/1/16(1)                                         650,000        695,500
                                                                           ------------
                                                                              1,756,125
                                                                           ------------
OIL, GAS & CONSUMABLE FUELS--10.9%
Alon Refining Krotz Springs, Inc., 13.50% Sr.
Sec. Nts., 10/15/14                                              730,000        706,275
Antero Resources Finance Corp., 9.375% Sr.
Nts., 12/1/17(1)                                                 635,000        657,225
Arch Coal, Inc., 8.75% Sr. Nts., 8/1/16(1)                       290,000        308,125
Atlas Energy Resources LLC, 10.75% Sr. Unsec.
Nts., 2/1/18                                                   1,120,000      1,237,600
Atlas Pipeline Partners LP, 8.125% Sr. Unsec.
Nts., 12/15/15                                                   555,000        538,350
Berry Petroleum Co., 10.25% Sr. Unsec. Nts.,
6/1/14                                                           620,000        686,650
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16                     585,000        633,263
Chesapeake Energy Corp., 6.875% Sr. Unsec.
Nts., 1/15/16                                                    320,000        317,600
Cloud Peak Energy Resources LLC, 8.25% Sr.
Unsec. Nts., 12/15/17(1)                                         695,000        712,375
CONSOL Energy, Inc., 8.25% Sr. Nts.,
4/1/20(1,6)                                                      315,000        325,238
Crosstex Energy LP/Crosstex Energy Finance

Corp., 8.875% Sr. Unsec. Nts., 2/15/18(1)                        195,000        202,069
Denbury Resources, Inc., 8.25% Sr. Unsec. Sub.
Nts., 2/15/20                                                    275,000        292,875
Energy XXI Gulf Coast, Inc., 10% Sr. Unsec.
Nts., 6/15/13                                                    345,000        355,350
Enterprise Products Operating LLP, 8.375% Jr.
Sub. Nts., 8/1/66(5)                                             320,000        325,195


                       3 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Linn Energy LLC, 8.625% Sr. Unsec. Nts.,
4/15/20(1,6)                                            $        645,000   $    648,225
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts.,
6/30/16                                                          555,000        625,739
Murray Energy Corp., 10.25% Sr. Sec. Nts.,
10/15/15(1)                                                    1,035,000      1,066,050
OPTI Canada, Inc., 9% Sr. Sec. Nts.,
12/15/12(1)                                                      230,000        238,050
Petrohawk Energy Corp., 10.50% Sr. Unsec.
Nts., 8/1/14                                                     520,000        576,550
Plains Exploration & Production Co., 10% Sr.
Unsec. Nts., 3/1/16                                              505,000        560,550
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15                                    735,000        753,375
11.75% Sr. Nts., 1/1/16                                          615,000        707,250
Range Resources Corp., 8% Sr. Unsec. Sub.
Nts., 5/15/19                                                     95,000        101,888
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20(1)                                       560,000        548,800
9.875% Sr. Unsec. Nts., 5/15/16(1)                               795,000        820,838
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18                  485,000        528,650
Western Refining, Inc., 11.25% Sr. Sec. Nts.,
6/15/17(1)                                                       305,000        276,025
                                                                           ------------
                                                                             14,750,180
                                                                           ------------
FINANCIALS--4.7%
CAPITAL MARKETS--2.5%
E*TRADE Financial Corp., 12.50% Sr. Unsec.
Unsub. Nts., 11/30/17(4)                                         330,000        396,000
Graham Packaging Co. LP:
8.50% Sr. Nts., 1/1/17(1)                                        195,000        197,438
9.875% Sr. Unsec. Sub. Nts., 10/15/14                            980,000      1,021,650
MU Finance plc, 8.375% Sr. Sec. Nts., 2/1/17(1)                  470,000        465,888
Nationstar Mortgage LLC/Nationstar Capital
Corp., 10.875% Sr. Nts., 4/1/15(1)                             1,305,000      1,259,325
                                                                           ------------
                                                                              3,340,301
                                                                           ------------
DIVERSIFIED FINANCIAL SERVICES--0.5%
Capmark Financial Group, Inc.:
3.438% Sr. Unsec. Nts., 5/10/10(2,3)                             690,000        211,313
5.875% Sr. Unsec. Nts., 5/10/12(2,3)                             470,000        145,589
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                       355,000        328,375
                                                                           ------------
                                                                                685,277
                                                                           ------------
INSURANCE--1.6%
American General Finance, 6.90% Nts., Series
J, 12/15/17                                                      705,000        618,296
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13                                710,000        682,307
8.625% Sr. Nts., 9/15/15(1,6)                                    410,000        420,114
Multiplan, Inc., 10.375% Sr. Sub. Nts.,
4/15/16(1)                                                       400,000        414,000
                                                                           ------------
                                                                              2,134,717
                                                                           ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14                   225,000        195,188
HEALTH CARE--6.2%
HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
Biomet, Inc., 10.375% Sr. Unsec. Nts.,
10/15/17(4)                                                      460,000        508,300


                       4 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Inverness Medical Innovations, Inc., 7.875%
Sr. Nts., 2/1/16(1)                                     $        385,000   $    378,744
Universal Hospital Services, Inc., 8.50% Sr.
Sec. Nts., 6/1/15(4)                                             350,000        350,000
                                                                           ------------
                                                                              1,237,044
                                                                           ------------
HEALTH CARE PROVIDERS & SERVICES--4.5%
Apria Healthcare Group, Inc., 12.375% Sr. Sec.
Nts., 11/1/14(1)                                                 555,000        610,500
BioScrip, Inc., 10.25% Sr. Unsec. Nts.,
10/1/15(1)                                                       130,000        132,925
Catalent Pharma Solutions, Inc., 8.956% Sr.
Unsec. Nts., 4/15/15(4)                                          471,012        465,124
Community Health Systems, Inc., 8.875% Sr.
Unsec. Nts., 7/15/15                                             795,000        824,813
HCA, Inc., 6.375% Nts., 1/15/15                                  925,000        883,375
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts.,
6/15/16                                                          565,000        613,731
Rural/Metro Corp., 0%/12.75% Sr. Unsec. Nts.,
3/15/16(7)                                                       680,000        724,200
Select Medical Corp., 7.625% Sr. Unsec. Sub.
Nts., 2/1/15                                                     835,000        799,513
US Oncology Holdings, Inc., 6.643% Sr. Unsec.
Nts., 3/15/12(4,5)                                               620,155        590,698
Vanguard Health Holding Co. II LLC/Vanguard
Holding Co. II, Inc., 8% Sr. Nts., 2/1/18(1)                     475,000        464,313
                                                                           ------------
                                                                              6,109,192
                                                                           ------------
LIFE SCIENCES TOOLS & SERVICES--0.2%
Pharmanet Development Group, Inc., 10.875% Sr.
Sec. Nts., 4/15/17(1,6)                                          225,000        227,250
PHARMACEUTICALS--0.6%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr.
Unsec. Nts., 11/15/14                                            715,000        780,244
INDUSTRIALS--10.9%
AEROSPACE & DEFENSE--1.1%
Hawker Beechcraft Acquisition Co. LLC, 8.50%
Sr. Unsec. Nts., 4/1/15                                        1,140,000        886,350
Vought Aircraft Industries, Inc., 8% Sr. Nts.,
7/15/11                                                          615,000        621,150
                                                                           ------------
                                                                              1,507,500
                                                                           ------------
AIRLINES--2.6%
American Airlines, Inc., 10.50% Sr. Sec. Nts.,
10/15/12(1)                                                    1,065,000      1,139,550
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14(1)                                  185,000        195,406
12.25% Sr. Sec. Nts., 3/15/15(1)                                 960,000      1,028,400
United Air Lines, Inc.:
9.875% Sr. Sec. Nts., 8/1/13(1)                                  495,000        522,225
12% Sr. Sec. Nts., 11/1/13(1)                                    640,000        665,600
                                                                           ------------
                                                                              3,551,181
                                                                           ------------
BUILDING PRODUCTS--1.7%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts.,
3/1/14                                                         1,285,000      1,328,369
Goodman Global Group, Inc., 11.841% Sr. Nts.,
12/15/14(1,8)                                                    820,000        483,800
Ply Gem Industries, Inc., 13.125% Sr. Sub.
Nts., 7/15/14(1)                                                 485,000        505,613
                                                                           ------------
                                                                              2,317,782
                                                                           ------------
COMMERCIAL SERVICES & SUPPLIES--1.3%
Acco Brands Corp., 10.625% Sr. Sec. Nts.,
3/15/15(1)                                                       270,000        296,325


                       5 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
American Pad & Paper Co., 13% Sr. Sub. Nts.,
Series B, 11/15/05(2,3)                                 $        200,000   $         --
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14                    1,360,000      1,404,200
                                                                           ------------
                                                                              1,700,525
                                                                           ------------
MACHINERY--1.3%
Manitowoc Co., Inc. (The), 7.125% Sr. Nts.,
11/1/13                                                          655,000        656,638
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                   825,000        806,438
Themadyne Holdings Corp., 9.25% Sr. Unsec.
Sub. Nts., 2/1/14                                                350,000        352,625
                                                                           ------------
                                                                              1,815,701
                                                                           ------------
MARINE--0.7%
Marquette Transportation Co., 10.875% Sr. Sec.
Nts., 1/15/17(1)                                                 725,000        740,406
Navios Maritime Holdings, Inc., 8.875% Nts.,
11/1/17(1)                                                       225,000        234,000
                                                                           ------------
                                                                                974,406
                                                                           ------------
PROFESSIONAL SERVICES--0.6%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts.,
11/1/15(1)                                                       855,000        807,975
ROAD & RAIL--0.7%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14                           675,000        671,625
9.625% Sr. Nts., 3/15/18(1)                                       65,000         68,250
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts.,
1/1/16                                                           210,000        226,538
                                                                           ------------
                                                                                966,413
                                                                           ------------
TRADING COMPANIES & DISTRIBUTORS--0.9%
Ashtead Capital, Inc., 9% Nts., 8/15/16(1)                       220,000        223,850
Ashtead Holdings plc, 8.625% Sr. Sec. Nts.,
8/1/15(1)                                                        215,000        216,075
United Rentals North America, Inc.:
7% Sr. Unsec. Unsub. Nts., 2/15/14                               495,000        460,350
9.25% Sr. Unsec. Unsub. Nts., 12/15/19                           275,000        281,875
                                                                           ------------
                                                                              1,182,150
                                                                           ------------
INFORMATION TECHNOLOGY--5.4%
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
RBS Global, Inc., /Rexnord Corp., 11.75% Sr.
Unsec. Sub. Nts., 8/1/16                                         665,000        716,538
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16                1,265,000      1,279,231
                                                                           ------------
                                                                              1,995,769
                                                                           ------------
IT SERVICES--2.1%
First Data Corp., 9.875% Sr. Unsec. Nts.,
9/24/15                                                        1,360,000      1,179,800
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                                  710,000        731,300
10.25% Sr. Unsec. Sub. Nts., 8/15/15                             877,000        926,331
                                                                           ------------
                                                                              2,837,431
                                                                           ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.9%
Freescale Semiconductor, Inc., 8.875% Sr.
Unsec. Nts., 12/15/14                                          1,350,000      1,296,000
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/18/14                                   640,000        627,200
9.50% Sr. Unsec. Unsub. Nts., 10/15/15                           625,000        620,313
                                                                           ------------
                                                                              2,543,513
                                                                           ------------


                       6 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
MATERIALS--11.4%
CHEMICALS--3.2%
Hexion Finance Escrow LLC/Hexion Escrow Corp.,
8.875% Sr. Sec. Nts., 2/1/18(1)                         $      1,025,000   $  1,014,750
Hexion US Finance Corp./Hexion Nova Scota
Finance ULC, 9.75% Sr. Sec. Nts., 11/15/14                       445,000        456,125
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/1/15                                 1,405,000      1,401,488
8.625% Sr. Sub. Nts., 3/15/20(1)                                 350,000        352,625
Momentive Performance Materials, Inc., 11.50%
Sr. Unsec. Sub. Nts., 12/1/16                                  1,250,000      1,168,750
                                                                           ------------
                                                                              4,393,738
                                                                           ------------
CONTAINERS & PACKAGING--2.9%
Berry Plastics Holding Corp., 8.875% Sr. Sec.
Nts., 9/15/14                                                  1,400,000      1,373,750
Cascades, Inc.:
7.75% Sr. Nts., 12/15/17(1)                                      230,000        232,875
7.875% Sr. Nts., 1/15/20(1)                                      170,000        171,700
Graphic Packing International, Inc., 9.50% Sr.
Unsec. Unsub. Nts., 6/15/17                                    1,290,000      1,383,525
Jefferson Smurfit Corp., 7.50% Sr. Unsec.
Unsub. Nts., 6/1/13(2,3)                                         245,000        216,825
Smurfit-Stone Container Corp., 8% Sr. Unsec.
Unsub. Nts., 3/15/17(2,3)                                        320,000        287,200
Stone Container Corp., 8.375% Sr. Nts.,
7/1/12(2,3)                                                      245,000        218,663
                                                                           ------------
                                                                              3,884,538
                                                                           ------------
METALS & MINING--1.3%
Edgen Murray Corp., 12.25% Sr. Sec. Nts.,
1/15/15(1)                                                       485,000        456,506
Novelis, Inc., 7.25% Sr. Unsec. Nts.,
2/15/15(5)                                                       685,000        664,450
United Maritime LLC, 11.75% Sr. Sec. Nts.,
6/15/15(1)                                                       610,000        628,300
                                                                           ------------
                                                                              1,749,256
                                                                           ------------
PAPER & FOREST PRODUCTS--4.0%
Abitibi-Consolidated Co. of Canada, 8.375% Sr.
Unsec. Sub. Nts., 4/1/15(2,3)                                    695,000        175,488
Abitibi-Consolidated, Inc.:
6% Sr. Unsec. Unsub. Nts., 6/20/13(2,3)                          510,000        128,775
7.75% Sr. Unsec. Nts., 6/15/11(2,3)                              345,000         87,113
8.85% Unsec. Bonds, 8/1/30(2,3)                                  310,000         78,275
Appleton Papers, Inc., 10.50% Sr. Sec. Nts.,
6/15/15(1)                                                       590,000        590,000
Bowater Pulp & Paper Canada, Inc., 10.60% Sr.
Unsec. Nts., 1/15/11(2,3)                                        315,000         78,750
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13(2,3)                              900,000        337,500
9% Sr. Unsec. Nts., 8/1/09(2,3)                                  155,000         59,288
Catalyst Paper Corp., 11% Sr. Sec. Nts.,
12/15/16(1)                                                      682,000        687,115
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                 1,395,000      1,395,000
PE Paper Escrow GmbH, 12% Sr. Sec. Nts.,
8/1/14(1)                                                        325,000        367,877
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14                                     665,000        648,375


                       7 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                        Principal Amount      Value
                                                        ----------------   ------------
PAPER & FOREST PRODUCTS CONTINUED
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16          $        830,000   $    728,325
                                                                           ------------
                                                                              5,361,881
                                                                           ------------
TELECOMMUNICATION SERVICES--8.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--5.1%
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17                  305,000        310,338
Global Crossing Ltd., 12% Sr. Sec. Nts.,
9/15/15(1)                                                       615,000        685,725
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts.,
2/4/17                                                           615,000        653,438
Intelsat Jackson Holdings SA, 11.25% Sr.
Unsec. Nts., 6/15/16                                             320,000        348,000
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts.,
4/1/16(1,6)                                                      900,000        893,250
Level 3 Financing, Inc., 9.25% Sr. Unsec.
Unsub. Nts., 11/1/14                                             970,000        950,600
New Communications Holdings, Inc., 8.50% Sr.
Nts., 4/15/20(1,6)                                               675,000        683,438
PAETEC Holding Corp.:
8.875% Sr. Sec. Nts., 6/30/17(1)                                 440,000        454,300
9.50% Sr. Unsec. Unsub. Nts., 7/15/15                          1,410,000      1,434,675
tw telecom holdings, Inc., 8% Sr. Nts.,
3/1/18(1)                                                        130,000        133,575
Windstream Corp., 8.625% Sr. Unsec. Unsub.
Nts., 8/1/16                                                     310,000        318,525
Winstar Communications, Inc., 12.75% Sr. Nts.,
4/15/10(2,3)                                                   1,000,000              1
                                                                           ------------
                                                                              6,865,865
                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES--3.6%
Clearwire Communications LLC, 12% Sr. Sec.
Nts., 12/1/15(1)                                                 665,000        681,625
Cricket Communications, Inc., 9.375% Sr.
Unsec. Nts., 11/1/14                                           1,210,000      1,237,225
MetroPCS Wireless, Inc., 9.25% Sr. Unsec.
Nts., 11/1/14                                                  1,220,000      1,253,550
Nextel Communications, Inc., 7.375% Sr. Nts.,
Series D, 8/1/15                                                 770,000        735,350
Sprint Capital Corp.:
8.375% Nts., 3/15/12                                             295,000        308,275
8.75% Nts., 3/15/32                                              690,000        643,425
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(2,3)                    400,000             --
                                                                           ------------
                                                                              4,859,450
                                                                           ------------
UTILITIES--3.8%
ELECTRIC UTILITIES--1.2%
Edison Mission Energy, 7% Sr. Unsec. Nts.,
5/15/17                                                        1,515,000      1,064,288
Energy Future Holdings Corp., 10.875% Sr.
Unsec. Nts., 11/1/17                                             250,000        186,875
Texas Competitive Electric Holdings Co. LLC,
10.25% Sr. Unsec. Nts., Series A, 11/1/15                        510,000        357,000
                                                                           ------------
                                                                              1,608,163
                                                                           ------------
ENERGY TRADERS--2.6%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts.,
10/15/17                                                         270,000        275,400
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts.,
5/1/16                                                         1,375,000      1,148,125
Energy Future Holdings Corp., 10% Sr. Sec.
Nts., 1/15/20(1)                                                 600,000        628,500
Mirant North America LLC, 7.375% Sr. Unsec.
Nts., 12/31/13                                                   325,000        325,813
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                                         515,000        511,138
7.375% Sr. Nts., 2/1/16                                          325,000        323,375
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub.
Nts., 6/15/14                                                    345,000        324,300
                                                                           ------------
                                                                              3,536,651
                                                                           ------------
Total Corporate Bonds and Notes (Cost $121,342,359)                         121,495,146
                                                                           ------------

                       8 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                              Shares          Value
                                                        ----------------   ------------
PREFERRED STOCKS--0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable,
Non-Vtg.(3,4)                                                     13,764   $         --
Eagle-Picher Holdings, Inc., 11.75% Cum
Exchangeable,
Series B, Non-Vtg.(3)                                              8,000             --
ICG Holdings, Inc., 14.25% Exchangeable,
Non-Vtg.(3,4)                                                        342             --
                                                                           ------------
Total Preferred Stocks (Cost $1,097,476)                                             --
                                                                           ------------
COMMON STOCKS--1.0%
American Media, Inc. (1,3)                                         9,424              1
Charter Communications, Inc., Cl. A (3)                           40,830      1,408,635
Global Aviation Holdings, Inc. (3)                                     3          3,000
Orbcomm, Inc. (3)                                                  1,127          2,423
                                                                           ------------
Total Common Stocks (Cost $1,138,382)                                         1,414,059
                                                                           ------------

                                                             Units
                                                        ----------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Global Aero Logistics, Inc. Wts., Strike Price
$10, Exp. 2/28/11 (3) (Cost $4,339)                                  570              6

                                                        Principal Amount
                                                        ----------------
LOAN PARTICIPATIONS--3.4%
American Capital, Sr. Sec. Credit Facilities
Revolving Term Loan, 3.75%, 5/16/12(5,6)                $        740,000        744,002
CIT Group, Inc., Sr. Sec. Credit Facilities
Expansion Term Loan, Tranche 2A, 7.50%,
1/18/12(5,6)                                                   1,220,000      1,251,516
Lyondell Chemical Co., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Roll-Up Debtor
in Possession, 3.69%, 4/6/10(5,6)                                630,000        673,313
Nuveen Investments, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 12.50%,
7/20/15(6)                                                     1,195,000      1,278,650
Six Flags, Inc., Sr. Sec. Credit Facilities
Term Loan, 12%, 3/16/16(5,6)                                     615,000        610,772
                                                                           ------------
Total Loan Participations (Cost $4,331,048)                                   4,558,253
                                                                           ------------

                                                             Shares
                                                        ----------------
INVESTMENT COMPANIES--7.6%
JPMorgan U.S. Treasury Plus Money Market Fund,
Agency Shares, 0.00% (9,10)                                       40,759         40,759
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.15%(9,11)                                            10,224,937     10,224,937
                                                                           ------------
Total Investment Companies (Cost $10,265,696)                                10,265,696
                                                                           ------------


                       9 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                              VALUE
                                                                          -------------
TOTAL INVESTMENTS, AT VALUE (COST $138,179,300)                    101.7%  $137,733,160
LIABILITIES IN EXCESS OF OTHER ASSETS                               (1.7)    (2,367,741)
                                                        ----------------   ------------
NET ASSETS                                                         100.0%  $135,365,419
                                                        ================   ============

Footnotes to Statement of Investments

(1.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,774,894 or 30.86% of the Fund's net assets as of March 31, 2010.

(2.) Issue is in default. See accompanying Notes.

(3.) Non-income producing security.

(4.) Interest or dividend is paid-in-kind, when applicable.

(5.) Represents the current interest rate for a variable or increasing rate security.

(6.) When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See accompanying Notes.

(7.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(8.) Zero coupon bond reflects effective yield on the date of purchase.

(9.) Rate shown is the 7-day yield as of March 31, 2010.

(10.) Interest rate is less than 0.0005%.

(11.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES           GROSS        GROSS         SHARES
                                                     DECEMBER 31, 2009    ADDITIONS   REDUCTIONS   MARCH 31, 2010
                                                     -----------------   ----------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E       2,092,310       29,554,935   21,422,308     10,224,937

                                                        VALUE      INCOME
                                                     -----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $10,224,937   $2,164

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                                 LEVEL 2--
                                                   OTHER        LEVEL 3--
                                  LEVEL 1--     SIGNIFICANT    SIGNIFICANT
                                 UNADJUSTED     OBSERVABLE    UNOBSERVABLE
                               QUOTED PRICES      INPUTS         INPUTS          VALUE
                               -------------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Corporate Bonds and Notes       $        --    $121,415,999      $79,147     $121,495,146
Preferred Stocks                         --              --           --               --
Common Stocks
   Consumer Discretionary         1,408,635               1           --        1,408,636
   Industrials                           --              --        3,000            3,000
   Information Technology             2,423              --           --            2,423
Rights, Warrants and
Certificates                             --              --            6                6


                      10 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Loan Participations                      --       4,558,253           --        4,558,253
Investment Companies             10,265,696              --           --       10,265,696
                                -----------    ------------      -------     ------------
Total Investments, at Value      11,676,754     125,974,253       82,153      137,733,160
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value              --          11,262           --           11,262
                                -----------    ------------      -------     ------------
Total Assets                    $11,676,754    $125,985,515      $82,153     $137,744,422
                                ===========    ============      =======     ============

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                                PAY/                   UPFRONT
                                       BUY/SELL    NOTIONAL   RECEIVE                  PAYMENT
REFERENCE ENTITY/                       CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/              UNREALIZED
SWAP COUNTERPARTY                     PROTECTION    (000'S)     RATE        DATE       (PAID)      VALUE    APPRECIATION
-----------------                     ----------   --------   -------   -----------   ---------   -------   -------------
CDX NORTH AMERICA HIGH YIELD INDEX,
SERIES 13
JPMorgan Chase Bank NA, NY
Branch                                   Sell       $1,980       5%       12/20/14     $13,234    $11,262      $24,496
                                                    ------                             -------    -------      -------
                                        Total        1,980                              13,234     11,262       24,496
                                                                                       -------    -------      -------
Grand Total Buys                                                                            --         --           --
Grand Total Sells                                                                       13,234     11,262       24,496
                                                                                       -------    -------      -------
Total Credit Default Swaps                                                             $13,234    $11,262      $24,496
                                                                                       =======    =======      =======

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                  TOTAL MAXIMUM
                                                    POTENTIAL
                                                  PAYMENTS FOR                          REFERENCE
                                                 SELLING CREDIT                           ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD     PROTECTION                            RATING
PROTECTION                                       (UNDISCOUNTED)   AMOUNT RECOVERABLE*    RANGE**
----------------------------------------------   --------------   -------------------   ---------
Non-Investment Grade Corporate Debt Indexes        $1,980,000             $--              B

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than


                      11 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers


                      12 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED
                           DELIVERY BASIS
                           TRANSACTIONS
                       ----------------------
Purchased securities        $6,623,993
Sold securities              1,072,925

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost                                $10,812,177
Market Value                        $ 2,988,446
Market Value as a % of Net Assets          2.21%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.


                      13 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.


                      14 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $11,262, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $11,262 as of March 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of March 31, 2010 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual


                      15 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $139,281,542
Federal tax cost of other investments        (13,234)
                                        -------------
Total federal tax cost                  $139,268,308
                                        =============
Gross unrealized appreciation           $  9,758,517
Gross unrealized depreciation            (11,282,403)
                                        -------------
Net unrealized depreciation             $ (1,523,886)
                                        =============


                      16 | Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                     Shares            Value
                                                                 --------------   ---------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--13.2%
AUTOMOBILES--1.7%
Ford Motor Co.(1)                                                     2,343,900   $    29,462,823
                                                                                  ---------------
DIVERSIFIED CONSUMER SERVICES--0.5%
H&R Block, Inc.                                                         459,994         8,187,893
                                                                                  ---------------
HOTELS, RESTAURANTS & LEISURE--4.0%
Hyatt Hotels Corp., Cl. A(1)                                            577,120        22,484,595
McDonald's Corp.                                                        719,416        47,999,436
                                                                                  ---------------
                                                                                       70,484,031
                                                                                  ---------------
MEDIA--4.5%
McGraw-Hill Cos., Inc. (The)                                            987,601        35,207,976
Time Warner Cable, Inc.                                                 595,814        31,762,844
Washington Post Co. (The), Cl. B                                         26,698        11,858,718
                                                                                  ---------------
                                                                                       78,829,538
                                                                                  ---------------
SPECIALTY RETAIL--2.5%
AutoZone, Inc.(1)                                                        86,000        14,885,740
Best Buy Co., Inc.                                                      706,571        30,057,530
                                                                                  ---------------
                                                                                       44,943,270
                                                                                  ---------------
CONSUMER STAPLES--10.3%
FOOD & STAPLES RETAILING--0.5%
Wal-Mart Stores, Inc.                                                   155,766         8,660,590
                                                                                  ---------------
FOOD PRODUCTS--4.4%
General Mills, Inc.                                                     642,025        45,448,950
Mead Johnson Nutrition Co., Cl. A                                       390,012        20,292,324
Unilever NV, NY Shares                                                  381,600        11,509,056
                                                                                  ---------------
                                                                                       77,250,330
                                                                                  ---------------
HOUSEHOLD PRODUCTS--1.2%
Colgate-Palmolive Co.                                                   251,964        21,482,451
                                                                                  ---------------
TOBACCO--4.2%
Philip Morris International, Inc.                                     1,399,299        72,987,436
                                                                                  ---------------
ENERGY--9.2%
OIL, GAS & CONSUMABLE FUELS--9.2%
Chevron Corp.                                                           707,029        53,614,009
Enterprise Products Partners LP                                         560,470        19,381,053
Noble Energy, Inc.                                                      248,100        18,111,300
Occidental Petroleum Corp.                                              652,200        55,136,988
Plains All American Pipeline LP                                         260,111        14,800,316
                                                                                  ---------------
                                                                                      161,043,666
                                                                                  ---------------
FINANCIALS--16.0%
CAPITAL MARKETS--4.0%
Goldman Sachs Group, Inc. (The)                                         195,500        33,358,165
State Street Corp.                                                      802,192        36,210,947
                                                                                  ---------------
                                                                                       69,569,112
                                                                                  ---------------
COMMERCIAL BANKS--2.9%
Marshall & Ilsley Corp.                                                 981,800         7,903,490
Regions Financial Corp.                                               1,074,078         8,431,512
SunTrust Banks, Inc.                                                    254,000         6,804,660


                       1 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                     Shares            Value
                                                                 --------------   ---------------
COMMERCIAL BANKS CONTINUED
U.S. Bancorp                                                          1,070,386   $    27,701,590
                                                                                  ---------------
                                                                                       50,841,252
                                                                                  ---------------
CONSUMER FINANCE--2.0%
American Express Co.                                                    857,870        35,395,716
                                                                                  ---------------
DIVERSIFIED FINANCIAL SERVICES--4.4%
CIT Group, Inc.(1)                                                      966,000        37,635,360
Citigroup, Inc.(1)                                                    7,823,100        31,683,555
Leucadia National Corp.(1)                                              347,829         8,629,637
                                                                                  ---------------
                                                                                       77,948,552
                                                                                  ---------------
INSURANCE--2.7%
Chubb Corp.                                                             374,508        19,418,240
Lincoln National Corp.                                                  888,802        27,286,221
                                                                                  ---------------
                                                                                       46,704,461
                                                                                  ---------------
HEALTH CARE--12.9%
BIOTECHNOLOGY--1.6%
Celgene Corp.(1)                                                        443,952        27,507,266
                                                                                  ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Covidien plc                                                            181,000         9,100,680
Medtronic, Inc.                                                         578,900        26,067,867
                                                                                  ---------------
                                                                                       35,168,547
                                                                                  ---------------
HEALTH CARE PROVIDERS & SERVICES--3.4%
Medco Health Solutions, Inc.(1)                                         432,758        27,938,856
WellPoint, Inc.(1)                                                      501,700        32,299,446
                                                                                  ---------------
                                                                                       60,238,302
                                                                                  ---------------
PHARMACEUTICALS--5.9%
Abbott Laboratories                                                     676,380        35,631,698
Merck & Co., Inc.                                                     1,145,998        42,803,025
Teva Pharmaceutical Industries Ltd., Sponsored ADR                      401,900        25,351,852
                                                                                  ---------------
                                                                                      103,786,575
                                                                                  ---------------
INDUSTRIALS--13.0%
AEROSPACE & DEFENSE--3.1%
Boeing Co. (The)                                                        311,200        22,596,232
Precision Castparts Corp.                                               252,200        31,956,262
                                                                                  ---------------
                                                                                       54,552,494
                                                                                  ---------------
AIR FREIGHT & LOGISTICS--1.1%
United Parcel Service, Inc., Cl. B                                      300,800        19,374,528
                                                                                  ---------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Republic Services, Inc.                                               1,202,464        34,895,505
                                                                                  ---------------
CONSTRUCTION & ENGINEERING--1.0%
KBR, Inc.                                                               782,254        17,334,749
                                                                                  ---------------
INDUSTRIAL CONGLOMERATES--4.7%
General Electric Co.                                                  2,185,200        39,770,640
Tyco International Ltd.                                               1,105,150        42,271,988
                                                                                  ---------------
                                                                                       82,042,628
                                                                                  ---------------
PROFESSIONAL SERVICES--1.1%
Verisk Analytics, Inc., Cl. A(1)                                        698,080        19,685,856
                                                                                  ---------------


                       2 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                     Shares            Value
                                                                 --------------   ---------------
INFORMATION TECHNOLOGY--17.1%
COMMUNICATIONS EQUIPMENT--2.4%
QUALCOMM, Inc.                                                        1,012,431   $    42,511,978
                                                                                  ---------------
COMPUTERS & PERIPHERALS--3.5%
Apple, Inc.(1)                                                          261,082        61,335,994
                                                                                  ---------------
INTERNET SOFTWARE & SERVICES--4.7%
eBay, Inc.(1)                                                         1,900,405        51,215,915
Google, Inc., Cl. A(1)                                                   54,570        30,941,736
                                                                                  ---------------
                                                                                       82,157,651
                                                                                  ---------------
IT SERVICES--2.4%
Accenture plc, Cl. A                                                    222,400         9,329,680
Hewitt Associates, Inc.(1)                                              369,603        14,702,807
Western Union Co.                                                     1,026,389        17,407,557
                                                                                  ---------------
                                                                                       41,440,044
                                                                                  ---------------
SOFTWARE--4.1%
Adobe Systems, Inc.(1)                                                  428,476        15,155,196
Check Point Software Technologies Ltd.(1)                               518,280        18,170,897
Microsoft Corp.                                                       1,350,357        39,524,949
                                                                                  ---------------
                                                                                       72,851,042
                                                                                  ---------------
MATERIALS--2.1%
CHEMICALS--2.1%
Monsanto Co.                                                            203,099        14,505,331
Praxair, Inc.                                                           277,700        23,049,100
                                                                                  ---------------
                                                                                       37,554,431
                                                                                  ---------------
TELECOMMUNICATION SERVICES--1.7%
WIRELESS TELECOMMUNICATION SERVICES--1.7%
America Movil SAB de CV, ADR, Series L                                  593,596        29,881,623
                                                                                  ---------------
UTILITIES--3.2%
ENERGY TRADERS--2.5%
AES Corp. (The)(1)                                                    4,042,400        44,466,400
                                                                                  ---------------
MULTI-UTILITIES--0.7%
Public Service Enterprise Group, Inc.                                   425,287        12,554,472
                                                                                  ---------------
Total Common Stocks (Cost $1,423,297,367)                                           1,733,131,206
                                                                                  ---------------
INVESTMENT COMPANIES--1.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00%(2, 3)                                                     237,853           237,853
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%
(2, 4)                                                               26,016,283        26,016,283
                                                                                  ---------------
Total Investment Companies (Cost $26,254,136)                                          26,254,136
                                                                                  ---------------
TOTAL INVESTMENTS, AT VALUE (COST $1,449,551,503)                         100.2%    1,759,385,342
LIABILITIES IN EXCESS OF OTHER ASSETS                                      (0.2)       (3,706,911)
                                                                 --------------   ---------------
NET ASSETS                                                                100.0%  $ 1,755,678,431
                                                                 ==============   ===============

Footnotes to Statement of Investments


                       3 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of March 31, 2010.

(3.) Interest rate is less than 0.0005%.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                       SHARES                                  SHARES
                                                      DECEMBER      GROSS         GROSS       MARCH 31,
                                                      31, 2009    ADDITIONS     REDUCTIONS      2010
                                                     ---------   -----------   -----------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E   2,607,806   159,881,448   136,472,971   26,016,283

                                                        VALUE      INCOME
                                                     -----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $26,016,283   $8,073

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                   LEVEL 1--         LEVEL 2--            LEVEL 3--
                                  UNADJUSTED     OTHER SIGNIFICANT       SIGNIFICANT
                                 QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                --------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  231,907,555          $--                  $--           $  231,907,555
   Consumer Staples                180,380,807           --                   --              180,380,807
   Energy                          161,043,666           --                   --              161,043,666
   Financials                      280,459,093           --                   --              280,459,093
   Health Care                     226,700,690           --                   --              226,700,690
   Industrials                     227,885,760           --                   --              227,885,760
   Information Technology          300,296,709           --                   --              300,296,709
   Materials                        37,554,431           --                   --               37,554,431
   Telecommunication Services       29,881,623           --                   --               29,881,623
   Utilities                        57,020,872           --                   --               57,020,872
Investment Companies                26,254,136           --                   --               26,254,136
                                --------------          ---                  ---           --------------
Total Assets                    $1,759,385,342          $--                  $--           $1,759,385,342
                                --------------          ---                  ---           --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                       4 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated


                       5 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,458,738,592
                                 ==============
Gross unrealized appreciation    $  308,752,958
Gross unrealized depreciation        (8,106,208)
                                 --------------
Net unrealized appreciation      $  300,646,750
                                 ==============


                       6 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
COMMON STOCKS--98.0%
CONSUMER DISCRETIONARY--15.1%
AUTO COMPONENTS--0.2%
Cooper Tire & Rubber Co.                                    42,820   $      814,436
Spartan Motors, Inc.                                        22,137          123,967
Standard Motor Products, Inc.                               29,180          289,466
Superior Industries International, Inc.                     17,940          288,475
                                                                     --------------
                                                                          1,516,344
                                                                     --------------
DISTRIBUTORS--0.0%
Core-Mark Holding Co., Inc.(1)                               2,977           91,126
                                                                     --------------
DIVERSIFIED CONSUMER SERVICES--1.7%
Capella Education Co.(1)                                    65,280        6,060,595
Career Education Corp.(1)                                   24,130          763,473
Corinthian Colleges, Inc.(1)                                54,300          955,137
Education Management Corp.(1)                              140,034        3,066,745
Hillenbrand, Inc.                                            7,650          168,224
Jackson Hewitt Tax Service, Inc.(1)                         82,090          164,180
Lincoln Educational Services Corp.(1)                       20,640          522,192
Pre-Paid Legal Services, Inc.                               16,021          606,395
Steiner Leisure Ltd.(1)                                     27,316        1,210,645
                                                                     --------------
                                                                         13,517,586
                                                                     --------------
HOTELS, RESTAURANTS & LEISURE--3.5%
AFC Enterprises, Inc.(1)                                    30,632          328,681
Ambassadors Group, Inc.                                     29,620          327,301
Ameristar Casinos, Inc.                                    326,629        5,951,180
Bally Technologies, Inc.(1)                                189,330        7,675,438
Bob Evans Farms, Inc.                                        6,600          204,006
Brinker International, Inc.                                 30,200          582,256
Carrols Restaurant Group, Inc.(1)                           28,260          192,168
CEC Entertainment, Inc.(1)                                  45,089        1,717,440
Cheesecake Factory, Inc. (The)(1)                           22,170          599,920
Chipotle Mexican Grill, Inc., Cl. A(1)                      16,890        1,902,996
International Speedway Corp., Cl. A                          7,730          199,202
Jack in the Box, Inc.(1)                                   228,447        5,379,927
P.F. Chang's China Bistro, Inc.(1)                          23,340        1,029,994
Papa John's International, Inc.(1)                          54,988        1,413,741
Speedway Motorsports, Inc.                                  30,119          470,158
                                                                     --------------
                                                                         27,974,408
                                                                     --------------
HOUSEHOLD DURABLES--0.7%
American Greetings Corp., Cl. A                             28,160          586,854
Blyth, Inc.                                                 30,787          962,094
CSS Industries, Inc.                                        10,310          207,231
Helen of Troy Ltd.(1)                                       18,040          470,122
Kid Brands, Inc.(1)                                         36,710          317,542
La-Z-Boy, Inc.(1)                                           46,300          580,602
National Presto Industries, Inc.                            13,291        1,580,433


                  1 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
HOUSEHOLD DURABLES CONTINUED
Tempur-Pedic International, Inc.(1)                         28,623   $      863,270
                                                                     --------------
                                                                          5,568,148
                                                                     --------------
INTERNET & CATALOG RETAIL--0.1%
HSN, Inc.(1)                                                22,226          654,333
NutriSystem, Inc.                                           23,208          413,334
                                                                     --------------
                                                                          1,067,667
                                                                     --------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
Polaris Industries, Inc.                                    17,290          884,556
Pool Corp.                                                 176,930        4,005,695
Smith & Wesson Holding Corp.(1)                             33,050          124,929
Sport Supply Group, Inc.                                    21,250          285,600
Sturm, Ruger & Co., Inc.                                   117,150        1,404,629
                                                                     --------------
                                                                          6,705,409
                                                                     --------------
MEDIA--1.0%
Entercom Communications Corp.(1)                            24,340          289,403
Gannett Co., Inc.                                           25,370          419,112
Harte-Hanks, Inc.                                           62,265          800,728
Imax Corp.(1)                                              124,930        2,247,491
Journal Communications, Inc.(1)                             47,730          200,466
Lee Enterprises, Inc.(1)                                   125,500          425,445
Mediacom Communications Corp.(1)                            32,680          194,446
National CineMedia, Inc.                                    17,950          309,817
Scholastic Corp.                                            37,640        1,053,920
Sinclair Broadcast Group, Inc., Cl. A(1)                   127,253          646,445
Value Line, Inc.                                             6,507          150,247
Wiley (John) & Sons, Inc., Cl. A                            22,230          962,114
                                                                     --------------
                                                                          7,699,634
                                                                     --------------
MULTILINE RETAIL--0.6%
Big Lots, Inc.(1)                                           44,397        1,616,939
Saks, Inc.(1)                                              323,600        2,782,960
Tuesday Morning Corp.(1)                                    56,800          374,312
                                                                     --------------
                                                                          4,774,211
                                                                     --------------
SPECIALTY RETAIL--4.3%
Aeropostale, Inc.(1)                                        59,715        1,721,583
Big 5 Sporting Goods Corp.                                   9,465          144,057
Books-A-Million, Inc.                                       21,250          153,850
Buckle, Inc. (The)                                           5,400          198,504
Cabela's, Inc.(1)                                           85,893        1,502,269
Cato Corp., Cl. A                                           78,399        1,680,875
Children's Place Retail Stores, Inc.(1)                    125,530        5,592,362
Dress Barn, Inc. (The)(1)                                   59,794        1,564,211
DSW, Inc., Cl. A(1)                                         15,200          388,056
Finish Line, Inc. (The), Cl. A                              73,600        1,201,152
Group 1 Automotive, Inc.(1)                                 22,500          716,850
Gymboree Corp.(1)                                           32,848        1,695,942


                  2 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
SPECIALTY RETAIL CONTINUED
Jo-Ann Stores, Inc.(1)                                      32,950   $    1,383,241
Jos. A. Banks Clothiers, Inc.(1)                            14,770          807,181
Kirkland's, Inc.(1)                                        110,373        2,317,833
Men's Wearhouse, Inc. (The)                                 29,746          712,119
RadioShack Corp.                                            70,930        1,605,146
Rent-A-Center, Inc.(1)                                      79,060        1,869,769
Signet Jewelers Ltd.(1)                                     23,320          754,169
Stage Stores, Inc.                                         109,449        1,684,420
Tractor Supply Co.                                         125,280        7,272,504
                                                                     --------------
                                                                         34,966,093
                                                                     --------------
TEXTILES, APPAREL & LUXURY GOODS--2.2%
Carter's, Inc.(1)                                           46,500        1,401,975
Deckers Outdoor Corp.(1)                                     8,360        1,153,680
Fossil, Inc.(1)                                            127,317        4,804,944
Perry Ellis International, Inc.(1)                          30,309          686,499
Phillips/Van Heusen Corp.                                  116,530        6,684,161
Steven Madden Ltd.(1)                                       15,487          755,766
Timberland Co., Cl. A(1)                                    79,085        1,687,674
UniFirst Corp.                                              15,494          797,941
                                                                     --------------
                                                                         17,972,640
                                                                     --------------
CONSUMER STAPLES--2.7%
BEVERAGES--0.1%
Cott Corp.(1)                                               94,560          732,840
                                                                     --------------
FOOD & STAPLES RETAILING--0.0%
Nash Finch Co.                                               8,870          298,476
                                                                     --------------
FOOD PRODUCTS--1.8%
American Italian Pasta Co.(1)                               24,650          958,146
Cal-Maine Foods, Inc.                                       19,350          655,772
Darling International, Inc.(1)                             146,380        1,311,565
Del Monte Foods Co.                                         28,700          419,020
Flowers Foods, Inc.                                        173,127        4,283,162
Fresh Del Monte Produce, Inc.(1)                            18,358          371,750
J&J Snack Foods Corp.                                        5,830          253,430
Lancaster Colony Corp.                                      15,370          906,215
Overhill Farms, Inc.(1)                                     34,040          198,453
Sanderson Farms, Inc.                                        8,300          444,963
TreeHouse Foods, Inc.(1)                                    98,356        4,314,878
                                                                     --------------
                                                                         14,117,354
                                                                     --------------
HOUSEHOLD PRODUCTS--0.2%
Central Garden & Pet Co., Cl. A(1)                         124,524        1,140,640
                                                                     --------------
PERSONAL PRODUCTS--0.4%
China Sky One Medical, Inc.(1)                              13,300          208,943
Herbalife Ltd.                                              46,090        2,125,671
Prestige Brands Holdings, Inc.(1)                          102,840          925,560
                                                                     --------------
                                                                          3,260,174
                                                                     --------------


                  3 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
TOBACCO--0.2%
Alliance One International, Inc.(1)                         84,870   $      431,988
Universal Corp.                                             24,325        1,281,684
                                                                     --------------
                                                                          1,713,672
                                                                     --------------
ENERGY--4.7%
ENERGY EQUIPMENT & SERVICES--1.7%
Acergy SA, Sponsored ADR                                   116,023        2,130,182
Bolt Technology Corp.(1)                                    19,600          221,676
Cal Dive International, Inc.(1)                            107,660          789,148
Compagnie Generale de Geophysique-Veritas,
Sponsored ADR(1)                                            38,920        1,102,214
Complete Production Services, Inc.(1)                       60,130          694,502
Dawson Geophysical Co.(1)                                   21,448          627,140
Gulfmark Offshore, Inc., Cl. A(1)                           28,996          769,844
Matrix Service Co.(1)                                       42,363          455,826
Oil States International, Inc.(1)                           46,340        2,101,056
Rowan Cos., Inc.(1)                                         24,890          724,548
Seacor Holdings, Inc.(1)                                    10,270          828,378
T-3 Energy Services, Inc.(1)                                35,770          878,511
Tetra Technologies, Inc.(1)                                 34,300          419,146
TGC Industries, Inc.(1)                                     45,172          182,495
Tidewater, Inc.                                             28,332        1,339,254
Willbros Group, Inc.(1)                                     53,581          643,508
                                                                     --------------
                                                                         13,907,428
                                                                     --------------
OIL, GAS & CONSUMABLE FUELS--3.0%
Bill Barrett Corp.(1)                                       14,000          429,940
China Integrated Energy, Inc.(1)                            28,260          296,165
China North East Petroleum Holdings Ltd.(1)                 68,000          601,120
Cloud Peak Energy, Inc.(1)                                  11,500          191,360
CVR Energy, Inc.(1)                                         93,044          814,135
Dominion Resources Black Warrior Trust                      14,440          198,839
Gulfport Energy Corp.(1)                                    52,080          585,379
Holly Corp.                                                293,580        8,193,818
Inergy LP                                                   91,470        3,457,566
MarkWest Energy Partners LP                                195,078        5,979,141
Pengrowth Energy Trust                                      30,760          358,662
PrimeEnergy Corp.(1)                                         5,544          149,300
Provident Energy Trust                                      37,130          286,272
Ship Finance International Ltd.                             15,543          276,044
Stone Energy Corp.(1)                                       13,510          239,803
Teekay Tankers Ltd., Cl. A                                  66,006          829,695
World Fuel Services Corp.                                   42,560        1,133,798
                                                                     --------------
                                                                         24,021,037
                                                                     --------------
FINANCIALS--18.4%
CAPITAL MARKETS--2.4%
American Capital Ltd.                                      111,300          565,404


                  4 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
CAPITAL MARKETS CONTINUED
BGC Partners, Inc., Cl. A                                   80,120   $      489,533
Fifth Street Finance Corp.                                  72,190          838,126
Investment Technology Group, Inc.(1)                        17,330          289,238
Knight Capital Group, Inc., Cl. A(1)                       321,626        4,904,797
MF Global Holdings Ltd.(1)                                 506,104        4,084,259
optionsXpress Holdings, Inc.(1)                            187,290        3,050,954
Rodman & Renshaw Capital Group, Inc.(1)                    109,520          432,604
Stifel Financial Corp.(1)                                   74,200        3,988,250
Triangle Capital Corp.                                      17,320          243,173
W.P. Carey & Co. LLC                                        21,660          636,371
                                                                     --------------
                                                                         19,522,709
                                                                     --------------
COMMERCIAL BANKS--2.9%
Alliance Financial Corp.                                     8,360          246,453
Banco Latinoamericano de Exportaciones SA, Cl. E            66,000          947,760
Banco Macro SA, ADR                                         30,695          917,474
Bancolombia SA, Sponsored ADR                               23,000        1,050,180
BBVA Banco Frances SA, ADR                                  31,813          234,144
CapitalSource, Inc.                                        267,900        1,497,561
Century Bancorp, Inc., Cl. A                                 9,290          178,368
First Midwest Bancorp, Inc.                                175,060        2,372,063
First of Long Island Corp. (The)                             4,750          114,475
FirstMerit Corp.                                           110,530        2,384,132
Hancock Holding Co.                                         96,650        4,040,937
IBERIABANK Corp.                                            80,392        4,824,324
International Bancshares Corp.                              47,819        1,099,359
National Bankshares, Inc.                                    7,177          195,573
Northrim BanCorp, Inc.                                      13,200          225,456
Oriental Financial Group, Inc.                              36,184          488,484
Santander BanCorp(1)                                        25,390          311,535
Westamerica Bancorporation                                  40,920        2,359,038
                                                                     --------------
                                                                         23,487,316
                                                                     --------------
CONSUMER FINANCE--1.1%
Advance America Cash Advance Centers, Inc.                 155,290          903,788
Cash America International, Inc.                            51,207        2,021,652
EZCORP, Inc., Cl. A(1)                                      87,640        1,805,384
First Cash Financial Services, Inc.(1)                      70,492        1,520,512
Nelnet, Inc., Cl. A                                         67,486        1,252,540
Student Loan Corp. (The)                                     8,410          298,807
World Acceptance Corp.(1)                                   31,358        1,131,397
                                                                     --------------
                                                                          8,934,080
                                                                     --------------
DIVERSIFIED FINANCIAL SERVICES--1.4%
Encore Capital Group, Inc.(1)                               26,920          442,834
Gladstone Capital Corp.                                     71,058          838,484
Life Partners Holdings, Inc.                                42,047          932,182
MSCI, Inc., Cl. A(1)                                       195,140        7,044,554
PHH Corp.(1)                                                26,300          619,891


                  5 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
Portfolio Recovery Associates, Inc.(1)                      26,004   $    1,426,839
                                                                     --------------
                                                                         11,304,784
                                                                     --------------
INSURANCE--4.8%
Allied World Assurance Holdings Ltd.                        24,201        1,085,415
American Equity Investment Life Holding Co.                 53,500          569,775
American Physicians Capital, Inc.                           28,825          920,959
American Physicians Service Group, Inc.                      7,750          193,750
American Safety Insurance Holdings Ltd.(1)                  13,930          231,099
Amerisafe, Inc.(1)                                          66,858        1,094,465
AmTrust Financial Services, Inc.                            81,108        1,131,457
Argo Group International Holdings Ltd.                      30,720        1,001,165
Aspen Insurance Holdings Ltd.                               58,010        1,673,008
CNA Surety Corp.(1)                                         44,026          783,223
Conseco, Inc.(1)                                           222,030        1,381,027
EMC Insurance Group, Inc.                                    9,600          216,192
Employers Holdings, Inc.                                    50,220          745,767
Endurance Specialty Holdings Ltd.                           41,220        1,531,323
Enstar Group Ltd.(1)                                        12,060          834,070
FBL Financial Group, Inc., Cl. A                            32,900          805,392
First Mercury Financial Corp.                               43,013          560,459
Flagstone Reinsurance Holdings Ltd.                         73,630          843,800
FPIC Insurance Group, Inc.(1)                               30,550          828,211
Greenlight Capital Re Ltd., Cl. A(1)                        37,740        1,006,903
Hanover Insurance Group, Inc.                              133,220        5,809,724
Harleysville Group, Inc.                                    17,810          601,266
Horace Mann Educators Corp.                                  4,619           69,562
Infinity Property & Casualty Corp.                          33,664        1,529,692
Max Capital Group Ltd.                                      17,500          402,325
Mercer Insurance Group, Inc.                                11,650          209,700
Mercury General Corp.                                       14,000          612,080
Montpelier Re Holdings Ltd.                                 72,060        1,211,329
National Interstate Corp.                                    8,360          173,136
National Western Life Insurance Co., Cl. A                   2,270          418,475
OneBeacon Insurance Group Ltd.                              32,590          562,178
Platinum Underwriters Holdings Ltd.                         42,350        1,570,338
PMA Capital Corp., Cl. A(1)                                 49,720          305,281
ProAssurance Corp.(1)                                       29,772        1,742,853
Safety Insurance Group, Inc.                                35,689        1,344,405
Seabright Insurance Holdings, Inc.                          17,530          193,005
StanCorp Financial Group, Inc.                              31,912        1,519,969
Unitrin, Inc.                                               57,370        1,609,229
Validus Holdings Ltd.                                       49,604        1,365,598
                                                                     --------------
                                                                         38,687,605
                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS--4.8%
Agree Realty Corp.                                          21,140          483,260
Associated Estates Realty Corp.                             22,070          304,345
Brandywine Realty Trust                                     34,400          420,024
CBL & Associates Properties, Inc.                           61,460          842,002


                  6 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Digital Realty Trust, Inc.                                 103,180   $    5,592,356
Equity Lifestyle Properties, Inc.                           13,720          739,234
Extra Space Storage, Inc.                                   34,200          433,656
Hatteras Financial Corp.                                   133,000        3,427,410
Home Properties of New York, Inc.                           24,038        1,124,978
Hospitality Properties Trust                                37,920          908,184
Invesco Mortgage Capital, Inc.                              17,300          397,900
Kilroy Realty Corp.                                          9,800          302,232
LaSalle Hotel Properties                                   155,910        3,632,703
Liberty Property Trust                                       6,290          213,483
LTC Properties, Inc.                                        63,810        1,726,699
Mack-Cali Realty Corp.                                      31,370        1,105,793
Mid-America Apartment Communities, Inc.                    133,309        6,904,073
Monmouth Real Estate Investment Corp., Cl. A                29,710          249,861
National Health Investors, Inc.                             24,041          931,829
Parkway Properties, Inc.                                    18,600          349,308
Pennsylvania Real Estate Investment Trust                   47,500          592,325
Starwood Property Trust, Inc.                              127,630        2,463,259
Tanger Factory Outlet Centers, Inc.                         84,120        3,630,619
Taubman Centers, Inc.                                       14,800          590,816
Walter Investment Management Corp.                          79,180        1,266,880
                                                                     --------------
                                                                         38,633,229
                                                                     --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Altisource Portfolio Solutions SA(1)                        26,190          586,656
Forestar Group, Inc.(1)                                     66,310        1,251,933
                                                                     --------------
                                                                          1,838,589
                                                                     --------------
THRIFTS & MORTGAGE FINANCE--0.7%
First Defiance Financial Corp.                              26,190          265,043
First Niagara Financial Group, Inc.                        164,080        2,333,218
Flagstar Bancorp, Inc.(1)                                1,450,330          870,198
Northwest Bancshares, Inc.                                 158,490        1,860,673
United Financial Bancorp., Inc.                             31,054          434,135
                                                                     --------------
                                                                          5,763,267
                                                                     --------------
HEALTH CARE--15.0%
BIOTECHNOLOGY--1.5%
Acorda Therapeutics, Inc.(1)                                88,150        3,014,730
Cubist Pharmaceuticals, Inc.(1)                             59,400        1,338,876
Indevus Pharmaceuticals, Inc.(1)                             2,500               25
Martek Biosciences Corp.(1)                                 75,637        1,702,589
PDL BioPharma, Inc.                                        178,662        1,109,491
Savient Pharmaceuticals, Inc.(1)                           324,795        4,693,288
Sinovac Biotech Ltd.(1)                                    109,860          649,273
                                                                     --------------
                                                                         12,508,272
                                                                     --------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
American Medical Systems Holdings, Inc.(1)                  40,960          761,037
Atrion Corp.                                                 3,638          520,380
Dexcom, Inc.(1)                                             98,620          959,573


                  7 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Greatbatch, Inc.(1)                                        115,090   $    2,438,757
Hill-Rom Holdings, Inc.                                     26,927          732,684
Integra LifeSciences Holdings(1)                            81,210        3,559,434
Invacare Corp.                                              52,501        1,393,377
Kensey Nash Corp.(1)                                        30,258          713,786
Kinetic Concepts, Inc.(1)                                   35,234        1,684,538
Masimo Corp.                                                58,780        1,560,609
Merit Medical Systems, Inc.(1)                              94,710        1,444,328
Natus Medical, Inc.(1)                                     106,910        1,700,938
NuVasive, Inc.(1)                                           77,190        3,488,988
Orthofix International NV(1)                                70,990        2,582,616
Quidel Corp.(1)                                             45,170          656,772
Sirona Dental Systems, Inc.(1)                               7,970          303,099
Steris Corp.                                                37,110        1,249,123
Symmetry Medical, Inc.(1)                                   81,670          819,967
Thoratec Corp.(1)                                           86,500        2,893,425
Utah Medical Products, Inc.                                  7,320          205,912
Volcano Corp.(1)                                           125,340        3,028,214
Young Innovations, Inc.                                      8,050          226,688
                                                                     --------------
                                                                         32,924,245
                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES--6.0%
Allied Healthcare International, Inc.(1)                    72,650          197,608
Amedisys, Inc.(1)                                           28,610        1,579,844
America Service Group, Inc.                                 31,560          507,800
American Dental Partners, Inc.(1)                           15,050          196,403
AMERIGROUP Corp.(1)                                         16,100          535,164
AMN Healthcare Services, Inc.(1)                            67,396          593,085
AmSurg Corp.(1)                                             75,390        1,627,670
Centene Corp.(1)                                            81,812        1,966,760
Chemed Corp.                                                 7,500          407,850
Community Health Systems, Inc.(1)                           19,782          730,549
Continucare Corp.(1)                                        69,400          256,780
CorVel Corp.(1)                                              4,750          169,813
Emergency Medical Services LP, Cl. A(1)                     24,220        1,369,641
Ensign Group, Inc. (The)                                    13,610          235,861
Genoptix, Inc.(1)                                          109,791        3,896,483
Gentiva Health Services, Inc.(1)                            45,386        1,283,516
Health Management Associates, Inc., Cl. A(1)               685,140        5,892,204
HEALTHSOUTH Corp.(1)                                        46,310          865,997
Healthspring, Inc.(1)                                       63,488        1,117,389
Healthways, Inc.(1)                                         32,091          515,702
HMS Holdings Corp.(1)                                       72,720        3,707,993
InVentiv Health, Inc.(1)                                    56,716        1,273,841
Kindred Healthcare, Inc.(1)                                 21,700          391,685


                  8 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
LHC Group, Inc.(1)                                          47,910   $    1,606,422
LifePoint Hospitals, Inc.(1)                                17,271          635,227
Lincare Holdings, Inc.(1)                                   45,924        2,061,069
Magellan Health Services, Inc.(1)                           36,870        1,603,108
MEDNAX, Inc.(1)                                             81,462        4,740,274
Metropolitan Health Networks, Inc.(1)                       98,590          318,446
Molina Healthcare, Inc.(1)                                  57,036        1,435,596
Nighthawk Radiology Holdings, Inc.(1)                       74,670          237,451
NovaMed Eyecare, Inc.(1)                                    48,580          165,172
Odyssey Healthcare, Inc.(1)                                 88,850        1,609,074
PharMerica Corp.(1)                                         54,243          988,307
PSS World Medical, Inc.(1)                                   1,370           32,209
Res-Care, Inc.(1)                                           36,342          435,741
Sun Healthcare Group, Inc.(1)                               90,860          866,804
Triple-S Management Corp., Cl. B(1)                         38,982          692,320
U.S. Physical Therapy, Inc.(1)                              29,275          509,385
Universal Health Services, Inc., Cl. B                       8,042          282,194
VCA Antech, Inc.(1)                                         17,196          482,004
Virtual Radiologic Corp.(1)                                 15,880          174,680
                                                                     --------------
                                                                         48,195,121
                                                                     --------------
HEALTH CARE TECHNOLOGY--1.0%
MedAssets, Inc.(1)                                         122,650        2,575,650
SXC Health Solutions Corp.(1)                               77,070        5,185,270
                                                                     --------------
                                                                          7,760,920
                                                                     --------------
LIFE SCIENCES TOOLS & SERVICES--0.6%
Bruker Corp.(1)                                             73,650        1,078,973
Cambrex Corp.(1)                                            78,270          316,994
eResearch Technology, Inc.(1)                              124,320          859,051
Harvard Bioscience, Inc.(1)                                 56,720          219,506
ICON plc, Sponsored ADR(1)                                  36,400          960,960
Kendle International, Inc.(1)                               60,390        1,055,617
MDS, Inc.(1)                                                52,900          429,019
                                                                     --------------
                                                                          4,920,120
                                                                     --------------
PHARMACEUTICALS--1.8%
Biovail Corp.                                               56,090          940,629
Endo Pharmaceuticals Holdings, Inc.(1)                      31,902          755,758
Hi-Tech Pharmacal Co., Inc.(1)                              18,000          398,520
K-V Pharmaceutical Co., Cl. A(1)                            98,380          173,149
King Pharmaceuticals, Inc.(1)                               81,578          959,357
Medicis Pharmaceutical Corp., Cl. A                         24,486          616,068
Par Pharmaceutical Cos., Inc.(1)                            16,820          417,136
Perrigo Co.                                                 47,060        2,763,363
Questcor Pharmaceuticals, Inc.(1)                          195,788        1,611,335


                  9 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
PHARMACEUTICALS CONTINUED
Salix Pharmaceuticals Ltd.(1)                              125,030   $    4,657,368
Valeant Pharmaceuticals International, Inc.(1)              30,080        1,290,733
                                                                     --------------
                                                                         14,583,416
                                                                     --------------
INDUSTRIALS--15.0%
AEROSPACE & DEFENSE--1.7%
BE Aerospace, Inc.(1)                                      280,638        8,545,427
Ceradyne, Inc.(1)                                           57,810        1,311,709
Cubic Corp.                                                 16,900          608,400
DynCorp International, Inc., Cl. A(1)                       84,533          971,284
Triumph Group, Inc.                                         32,760        2,296,148
                                                                     --------------
                                                                         13,732,968
                                                                     --------------
AIR FREIGHT & LOGISTICS--0.9%
Atlas Air Worldwide Holdings, Inc.(1)                       15,470          820,684
Hub Group, Inc., Cl. A(1)                                  221,470        6,196,731
                                                                     --------------
                                                                          7,017,415
                                                                     --------------
AIRLINES--0.5%
Allegiant Travel Co.(1)                                     22,590        1,307,057
Hawaiian Holdings, Inc.(1)                                 137,138        1,010,707
Pinnacle Airlines Corp.(1)                                  29,710          220,745
Republic Airways Holdings, Inc.(1)                          97,159          575,181
SkyWest, Inc.                                               55,590          793,825
                                                                     --------------
                                                                          3,907,515
                                                                     --------------
BUILDING PRODUCTS--0.5%
Aaon, Inc.                                                  32,865          743,406
Ameron International Corp.                                  14,134          888,887
Apogee Enterprises, Inc.                                    98,134        1,551,499
Gibraltar Industries, Inc.(1)                               29,490          371,869
Universal Forest Products, Inc.                             10,313          397,257
                                                                     --------------
                                                                          3,952,918
                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES--1.6%
American Reprographics Co.(1)                              124,296        1,114,935
ATC Technology Corp.(1)                                     54,563          936,301
Consolidated Graphics, Inc.(1)                              12,890          533,775
Courier Corp.                                                2,914           48,110
Deluxe Corp.                                                90,246        1,752,577
Ennis, Inc.                                                 31,350          510,065
G&K Services, Inc., Cl. A                                   28,980          750,002
M&F Worldwide Corp.(1)                                      12,942          396,025
North American Galvanizing & Coating, Inc.(1)               45,880          255,093
R.R. Donnelley & Sons Co.                                   76,740        1,638,399
Sykes Enterprises, Inc.(1)                                  29,423          672,021
United Stationers, Inc.(1)                                   6,900          406,065
Waste Connections, Inc.(1)                                 109,410        3,715,564
                                                                     --------------
                                                                         12,728,932


                 10 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
CONSTRUCTION & ENGINEERING--1.3%
Baker (Michael) Corp.(1)                                    21,013   $      724,528
Comfort Systems USA, Inc.                                  118,562        1,480,839
Dycom Industries, Inc.(1)                                  137,770        1,208,243
EMCOR Group, Inc.(1)                                        67,660        1,666,466
Layne Christensen Co.(1)                                     6,500          173,615
Primoris Services Corp.                                     28,160          217,958
Sterling Construction Co., Inc.(1)                          24,130          379,324
Tutor Perini Corp.(1)                                      232,473        5,056,288
                                                                     --------------
                                                                         10,907,261
                                                                     --------------
ELECTRICAL EQUIPMENT--2.2%
AZZ, Inc.                                                   30,630        1,036,826
China Sunergy Co. Ltd., ADR(1)                             121,610          487,656
Encore Wire Corp.                                           38,975          810,680
EnerSys, Inc.(1)                                            75,828        1,869,918
Generac Holdings, Inc.(1)                                  156,000        2,185,560
GT Solar International, Inc.(1)                            134,690          704,429
Harbin Electric, Inc.(1)                                    59,240        1,278,992
Hubbell, Inc., Cl. B                                        28,730        1,448,854
Jinpan International Ltd.                                   24,798          515,798
Powell Industries, Inc.(1)                                  40,010        1,301,525
Regal-Beloit Corp.                                          59,280        3,521,825
Smith (A.O.) Corp.                                          19,680        1,034,578
Thomas & Betts Corp.(1)                                     50,779        1,992,568
                                                                     --------------
                                                                         18,189,209
                                                                     --------------
INDUSTRIAL CONGLOMERATES--0.4%
Carlisle Cos., Inc.                                         43,390        1,653,159
Tredegar Corp.                                              78,181        1,335,331
                                                                     --------------
                                                                          2,988,490
                                                                     --------------
MACHINERY--3.1%
Altra Holdings, Inc.(1)                                     27,567          378,495
American Railcar Industries, Inc.                           19,490          236,998
Ampco-Pittsburgh Corp.                                      22,390          555,720
Chart Industries, Inc.(1)                                   63,661        1,273,220
Colfax Corp.(1)                                            104,714        1,232,484
EnPro Industries, Inc.(1)                                   85,463        2,485,264
Force Protection, Inc.(1)                                   90,941          547,465
Freightcar America, Inc.                                    65,160        1,574,266
Gardner Denver, Inc.                                       101,406        4,465,920
Graco, Inc.                                                 97,580        3,122,560
Harsco Corp.                                                13,340          426,080
Lincoln Electric Holdings, Inc.                             11,241          610,724
Oshkosh Corp.(1)                                            10,910          440,109
Timken Co.                                                  33,130          994,231
Toro Co. (The)                                              32,000        1,573,440
Wabtec Corp.                                                98,360        4,142,923


                 11 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
MACHINERY CONTINUED
Watts Water Technologies, Inc., Cl. A                       19,500   $      605,670
                                                                     --------------
                                                                         24,665,569
                                                                     --------------
MARINE--0.2%
Diana Shipping, Inc.(1)                                     49,540          749,045
Safe Bulkers, Inc.                                          76,170          595,649
                                                                     --------------
                                                                          1,344,694
                                                                     --------------
PROFESSIONAL SERVICES--0.9%
GP Strategies Corp.(1)                                      27,840          232,742
Korn-Ferry International(1)                                 56,040          989,106
Resources Connection, Inc.(1)                              121,047        2,320,471
School Specialty, Inc.(1)                                   76,830        1,744,809
Towers Watson & Co., Cl. A                                  18,732          889,770
TrueBlue, Inc.(1)                                           71,236        1,104,158
VSE Corp.                                                    7,210          296,764
                                                                     --------------
                                                                          7,577,820
                                                                     --------------
ROAD & RAIL--1.5%
Avis Budget Group, Inc.(1)                                 169,230        1,946,145
Dollar Thrifty Automotive Group, Inc.(1)                    51,620        1,658,551
Genesee & Wyoming, Inc., Cl. A(1)                           55,531        1,894,718
Old Dominion Freight Line, Inc.(1)                         203,250        6,786,518
                                                                     --------------
                                                                         12,285,932
                                                                     --------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Aircastle Ltd.                                              23,800          225,386
DXP Enterprises, Inc.(1)                                    15,797          201,728
Interline Brands, Inc.(1)                                   14,630          280,018
TAL International Group, Inc.                               27,000          539,460
WESCO International, Inc.(1)                                17,737          615,651
                                                                     --------------
                                                                          1,862,243
                                                                     --------------
INFORMATION TECHNOLOGY--19.3%
COMMUNICATIONS EQUIPMENT--3.3%
Arris Group, Inc.(1)                                       472,170        5,670,762
Black Box Corp.                                             27,365          841,747
Blue Coat Systems, Inc.(1)                                 350,448       10,877,906
Comtech Telecommunications Corp.(1)                        150,910        4,827,611
InterDigital, Inc.(1)                                       26,300          732,718
Ituran Location & Control Ltd.                              15,841          252,189
Oplink Communications, Inc.(1)                              17,174          318,406
Plantronics, Inc.                                           48,514        1,517,518
Polycom, Inc.(1)                                            32,530          994,767
Sierra Wireless, Inc.(1)                                    80,730          680,554
                                                                     --------------
                                                                         26,714,178
                                                                     --------------
COMPUTERS & PERIPHERALS--0.9%
China Digital TV Holding Co. Ltd., ADR(1)                   34,130          250,514
Diebold, Inc.                                               13,300          422,408


                 12 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
COMPUTERS & PERIPHERALS CONTINUED
QLogic Corp.(1)                                             91,140   $    1,850,142
Quantum Corp.(1)                                            64,200          168,846
Rimage Corp.(1)                                             12,380          179,015
Synaptics, Inc.(1)                                         154,850        4,275,409
                                                                     --------------
                                                                          7,146,334
                                                                     --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
Anixter International, Inc.(1)                              18,450          864,383
AVX Corp.                                                   28,800          408,960
Benchmark Electronics, Inc.(1)                              93,339        1,935,851
Celestica, Inc.(1)                                          52,300          571,639
Checkpoint Systems, Inc.(1)                                 17,900          395,948
Cogent, Inc.(1)                                             44,550          454,410
Insight Enterprises, Inc.(1)                                89,166        1,280,424
Multi-Fineline Electronix, Inc.(1)                          55,802        1,437,460
PC Connection, Inc.(1)                                       5,520           34,224
PC Mall, Inc.(1)                                            30,530          154,482
Sanmina-SCI Corp.(1)                                        11,900          196,350
Spectrum Control, Inc.(1)                                   25,990          303,823
SYNNEX Corp.(1)                                             50,143        1,482,227
Tech Data Corp.(1)                                          41,168        1,724,939
TTM Technologies, Inc.(1)                                   91,670          814,030
Vishay Intertechnology, Inc.(1)                             39,900          408,177
                                                                     --------------
                                                                         12,467,327
                                                                     --------------
INTERNET SOFTWARE & SERVICES--1.8%
DivX, Inc.(1)                                               18,000          128,880
EarthLink, Inc.                                            186,508        1,592,778
j2 Global Communications, Inc.(1)                          209,815        4,909,671
Perficient, Inc.(1)                                         24,020          270,705
Saba Software, Inc.(1)                                      52,490          259,826
SkillSoft plc, ADR(1)                                       39,600          408,672
Sohu.com, Inc.(1)                                            9,640          526,344
United Online, Inc.                                        118,572          886,919
ValueClick, Inc.(1)                                        126,710        1,284,839
VistaPrint NV(1)                                            69,993        4,007,099
Web.com Group, Inc.(1)                                      16,480           89,816
                                                                     --------------
                                                                         14,365,549
                                                                     --------------
IT SERVICES--3.7%
Acxiom Corp.(1)                                             80,650        1,446,861
Broadridge Financial Solutions, Inc.                        77,228        1,651,135
CACI International, Inc., Cl. A(1)                          94,270        4,605,090
Cass Information Systems, Inc.                               2,230           69,465
Convergys Corp.(1)                                          94,027        1,152,771
CSG Systems International, Inc.(1)                          69,531        1,457,370


                 13 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
IT SERVICES CONTINUED
DST Systems, Inc.                                           31,334   $    1,298,794
Forrester Research, Inc.(1)                                 16,210          487,435
Gartner, Inc.(1)                                            42,810          952,094
Global Cash Access, Inc.(1)                                116,385          950,865
iGate Corp.                                                 31,916          310,543
Maximus, Inc.                                                6,700          408,231
Ness Technologies, Inc.(1)                                  77,140          486,753
NeuStar, Inc., Cl. A(1)                                    227,408        5,730,682
Patni Computer Systems Ltd., ADR                            47,540        1,130,501
Satyam Computer Services Ltd., ADR(1)                      162,220          846,788
Syntel, Inc.                                                13,938          536,195
TeleTech Holdings, Inc.(1)                                  95,216        1,626,289
Telvent GIT SA                                              20,930          601,947
TNS, Inc.(1)                                                34,160          761,768
Unisys Corp.(1)                                             31,700        1,106,013
Virtusa Corp.(1)                                            75,800          781,498
Wright Express Corp.(1)                                     34,901        1,051,218
                                                                     --------------
                                                                         29,450,306
                                                                     --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.4%
Amkor Technology, Inc.(1)                                   30,220          213,655
Atheros Communications, Inc.(1)                            120,660        4,670,749
Cabot Microelectronics Corp.(1)                             11,000          416,130
Fairchild Semiconductor International, Inc., Cl. A(1)       39,300          418,545
Himax Technologies, Inc., ADR                              182,450          571,069
Integrated Silicon Solution, Inc.(1)                        13,700          144,535
Lattice Semiconductor Corp.(1)                             112,600          413,242
Mellanox Technologies Ltd.(1)                               17,290          407,525
Micrel, Inc.                                                94,017        1,002,221
Netlogic Microsystems, Inc.(1)                             158,800        4,673,484
Semtech Corp.(1)                                           253,209        4,413,433
Sigma Designs, Inc.(1)                                      49,170          576,764
Silicon Motion Technology Corp., ADR(1)                     32,907          147,094
Skyworks Solutions, Inc.(1)                                271,630        4,237,428
Tessera Technologies, Inc.(1)                               39,659          804,285
Varian Semiconductor Equipment Associates, Inc.(1)         134,929        4,468,848
                                                                     --------------
                                                                         27,579,007
                                                                     --------------
SOFTWARE--4.7%
Actuate Corp.(1)                                           112,260          627,533
Blackboard, Inc.(1)                                        116,960        4,872,554
Changyou.com Ltd., ADR(1)                                    6,290          193,732
Compuware Corp.(1)                                         161,658        1,357,927
Concur Technologies, Inc.(1)                                59,650        2,446,247
Double-Take Software, Inc.(1)                               27,900          248,589
FactSet Research Systems, Inc.                              79,952        5,866,078


                 14 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
SOFTWARE CONTINUED
Fair Isaac Corp.                                            75,931   $    1,924,092
Fortinet, Inc.(1)                                           15,470          271,963
Giant Interactive Group, Inc., ADR(1)                       66,300          503,880
Henry (Jack) & Associates, Inc.                             24,904          599,190
JDA Software Group, Inc.(1)                                 11,426          317,871
Manhattan Associates, Inc.(1)                               55,555        1,415,541
MICROS Systems, Inc.(1)                                     12,820          421,522
MicroStrategy, Inc., Cl. A(1)                               18,956        1,612,587
Monotype Imaging Holdings, Inc.(1)                          26,090          253,856
Net 1 UEPS Technologies, Inc.(1)                            90,380        1,662,088
NetScout Systems, Inc.(1)                                   11,100          164,169
Perfect World Co. Ltd.(1)                                   26,160          979,692
Pervasive Software, Inc.(1)                                 38,050          192,533
Quest Software, Inc.(1)                                     85,930        1,528,695
S1 Corp.(1)                                                110,360          651,124
SonicWALL, Inc.(1)                                          97,400          846,406
Sybase, Inc.(1)                                             22,200        1,034,964
TIBCO Software, Inc.(1)                                    637,610        6,879,812
Websense, Inc.(1)                                           37,790          860,478
                                                                     --------------
                                                                         37,733,123
                                                                     --------------
MATERIALS--5.0%
CHEMICALS--2.0%
Ashland, Inc.                                               32,999        1,741,357
Cabot Corp.                                                  9,290          282,416
Cytec Industries, Inc.                                      76,431        3,572,385
Hawkins, Inc.                                               25,980          628,716
Innophos Holdings, Inc.                                     77,270        2,155,833
Innospec, Inc.(1)                                           14,640          166,310
KMG Chemicals, Inc.                                         16,910          297,278
Koppers Holdings, Inc.                                       4,136          117,132
LSB Industries, Inc.(1)                                     42,571          648,782
Minerals Technologies, Inc.                                 29,884        1,549,187
NewMarket Corp.                                              8,040          828,040
Omnova Solutions, Inc.(1)                                   63,830          501,066
PolyOne Corp.(1)                                            97,450          997,888
Schulman (A.), Inc.                                         52,100        1,274,887
Stepan Co.                                                   8,150          455,504
W.R. Grace & Co.(1)                                         36,110        1,002,414
                                                                     --------------
                                                                         16,219,195
                                                                     --------------
CONSTRUCTION MATERIALS--0.5%
Eagle Materials, Inc.                                      162,180        4,304,257
                                                                     --------------
CONTAINERS & PACKAGING--1.1%
Boise, Inc.(1)                                              85,180          522,153
Bway Holding Co.(1)                                         38,414          772,121
Myers Industries, Inc.                                      62,180          651,646


                 15 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
CONTAINERS & PACKAGING CONTINUED
Packaging Corp. of America                                 218,720   $    5,382,699
Rock-Tenn Co., Cl. A                                        25,159        1,146,496
                                                                     --------------
                                                                          8,475,115
                                                                     --------------
METALS & MINING--1.0%
Century Aluminum Co.(1)                                    124,410        1,711,882
Compass Minerals International, Inc.                        70,430        5,650,599
Mesabi Trust                                                13,890          339,749
Redcorp Ventures Ltd., Legend Shares(1,2)                  666,400            3,281
Worthington Industries, Inc.                                26,600          459,914
                                                                     --------------
                                                                          8,165,425
                                                                     --------------
PAPER & FOREST PRODUCTS--0.4%
Buckeye Technologies, Inc.(1)                               83,110        1,087,079
Clearwater Paper Corp.(1)                                   13,980          688,515
Domtar Corp.(1)                                              6,850          441,209
Glatfelter                                                  28,600          414,414
KapStone Paper & Packing Corp.(1)                           52,910          628,042
                                                                     --------------
                                                                          3,259,259
                                                                     --------------
TELECOMMUNICATION SERVICES--0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Atlantic Tele-Network, Inc.                                  4,449          199,894
Cincinnati Bell, Inc.(1)                                   484,272        1,651,368
Hickory Tech Corp.                                          24,650          217,660
Nortel Inversora SA, Sponsored ADR(1)                       14,030          280,600
                                                                     --------------
                                                                          2,349,522
                                                                     --------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
NTELOS Holdings Corp.                                          258            4,590
USA Mobility, Inc.                                          79,812        1,011,218
                                                                     --------------
                                                                          1,015,808
                                                                     --------------
UTILITIES--2.4%
ELECTRIC UTILITIES--0.7%
Companhia Paranaense de Energia-Copel,
Sponsored A DR                                              88,651        1,815,572
El Paso Electric Co.(1)                                     44,780          922,468
Empresa Distribuidora y Comercializadora Norte SA,
ADR(1)                                                      28,470          201,283
UniSource Energy Corp.                                       5,100          160,344
Westar Energy, Inc.                                        126,380        2,818,274
                                                                     --------------
                                                                          5,917,941
                                                                     --------------
ENERGY TRADERS--0.1%
Calpine Corp.(1)                                             9,100          108,199
Mirant Corp.(1)                                             84,560          918,322
                                                                     --------------
                                                                          1,026,521
                                                                     --------------
GAS UTILITIES--0.7%
AGL Resources, Inc.                                         28,640        1,106,936
Atmos Energy Corp.                                          42,240        1,206,797
Chesapeake Utilities Corp.                                   5,160          153,768
Laclede Group, Inc. (The)                                   17,390          586,391


                 16 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                          Shares          Value
                                                       -----------   --------------
GAS UTILITIES CONTINUED
Nicor, Inc.                                                 20,180   $      845,946
Southwest Gas Corp.                                         46,200        1,382,304
                                                                     --------------
                                                                          5,282,142
                                                                     --------------
MULTI-UTILITIES--0.5%
Avista Corp.                                                36,790          761,921
Integrys Energy Group, Inc.                                 12,300          582,774
NorthWestern Corp.                                         106,485        2,854,863
                                                                     --------------
                                                                          4,199,558
                                                                     --------------
WATER UTILITIES--0.4%
Aqua America, Inc.                                         178,590        3,137,805
                                                                     --------------
Total Common Stocks (Cost $627,866,442)                                 790,077,898
                                                                     --------------
INVESTMENT COMPANIES--2.8%
Apollo Investment Corp.                                     83,940        1,068,556
Ares Capital Corp.                                         255,048        3,784,912
BlackRock Kelso Capital Corp.                               72,070          717,817
Gladstone Investment Corp.                                  43,620          260,848
Hercules Technology Growth Capital, Inc.                   118,077        1,250,435
JPMorgan U.S. Treasury Plus Money Market Fund,
Agency Shares, 0.00%(3,4)                                  164,417          164,417
MCG Capital Corp.(1)                                        98,770          514,592
NGP Capital Resources Co.                                   28,770          245,120
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.15%(3,5)                                       13,212,684       13,212,684
PennantPark Investment Corp.                                64,978          673,172
TICC Capital Corp.                                          50,770          334,574
                                                                     --------------
Total Investment Companies (Cost $20,459,271)                            22,227,127

TOTAL INVESTMENTS, AT VALUE (COST $648,325,713)              100.8%     812,305,025
                                                        ----------   --------------
Liabilities in Excess of Other Assets                         (0.8)      (6,095,433)
                                                        ----------   --------------
Net Assets                                                   100.0%  $  806,209,592
                                                        ==========   ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,281 or less than 0.005% of the Fund's net assets as of March 31, 2010.

(3.) Rate shown is the 7-day yield as of March 31, 2010.

(4.) Interest rate is less than 0.0005%.

(5.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES         GROSS      GROSS       SHARES
                                                    DECEMBER 31, 2009  ADDITIONS REDUCTIONS MARCH 31, 2010
                                                    ----------------- ---------- ---------- --------------
Oppenheimer Institutional Money Market Fund, Cl.E        6,595,140    40,649,334 34,031,790   13,212,684

                                                     VALUE    INCOME
                                                  ----------- ------
Oppenheimer Institutional Money Market Fund, Cl.E $13,212,684 $4,335


                 17 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                  LEVEL 1--         LEVEL 2--            LEVEL 3--
                                  UNADJUSTED    OTHER SIGNIFICANT       SIGNIFICANT
                                QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS       VALUE
                                -------------   -----------------   -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary        $121,853,266          $--                 $   --         $121,853,266
   Consumer Staples                21,263,156           --                     --           21,263,156
   Energy                          37,928,465           --                     --           37,928,465
   Financials                     148,171,579           --                     --          148,171,579
   Health Care                    120,892,069           --                     25          120,892,094
   Industrials                    121,160,966           --                     --          121,160,966
   Information Technology         155,455,824           --                     --          155,455,824
   Materials                       40,419,970           --                  3,281           40,423,251
   Telecommunication Services       3,365,330           --                     --            3,365,330
   Utilities                       19,563,967           --                     --           19,563,967
Investment Companies               22,227,127           --                     --           22,227,127
                                 ------------          ---                 ------         ------------
Total Assets                     $812,301,719          $--                 $3,306         $812,305,025
                                 ------------          ---                 ------         ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.


                 18 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.


                 19 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $662,944,488
                                 ============
Gross unrealized appreciation    $160,455,724
Gross unrealized depreciation     (11,095,187)
                                 ------------
Net unrealized appreciation      $149,360,537
                                 ============


                 20 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                                Principal
                                                                                 Amount         Value
                                                                               ----------   ------------
CERTIFICATES OF DEPOSIT--22.0%
YANKEE CERTIFICATES OF DEPOSIT--22.0%
Bank of Montreal, Chicago, 0.19%, 4/27/10                                      $1,800,000   $  1,799,987
Bank of Nova Scotia, Houston TX, 0.20%, 6/3/10                                  2,000,000      2,000,000
BNP Paribas, New York:
0.24%, 6/16/10                                                                  3,000,000      3,000,000
0.24%, 6/18/10                                                                  3,000,000      3,000,000
Credit Agricole Corporate & Investment Bank, New York Branch, 0.22%, 5/5/10     3,000,000      3,000,000
Nordea Bank Finland plc, New York:
0.20%, 5/14/10                                                                  1,800,000      1,800,000
0.20%, 5/17/10                                                                  4,000,000      4,000,000
0.21%, 6/8/10                                                                   2,000,000      2,000,000
Rabobank Nederland NV, New York:
0.72%, 7/26/10                                                                  2,000,000      2,000,000
0.95%, 6/23/10                                                                  1,000,000      1,000,000
1.05%, 4/30/10                                                                  2,900,000      2,901,277
Royal Bank of Canada, New York, 0.00%, 10/1/10(1)                               2,000,000      2,000,000
Societe Generale, New York, 0.20%, 5/11/10                                      1,000,000      1,000,000
Svenska Handelsbanken, New York:
0.20%, 5/24/10                                                                  2,800,000      2,800,000
0.20%, 5/25/10                                                                  2,100,000      2,100,000
Toronto Dominion Bank, New York, 0.26%, 8/5/10                                  3,000,000      3,000,000
                                                                                            ------------
Total Certificates of Deposit (Cost $37,401,264)                                              37,401,264
                                                                                            ------------
DIRECT BANK OBLIGATIONS--10.8%
CBA (Delaware) Finance, 0.18%, 4/6/10                                           1,700,000      1,699,958
Commonwealth Bank of Australia:
0.195%, 5/24/10                                                                 2,700,000      2,699,225
0.20%, 6/4/10                                                                   2,000,000      1,999,289
National Australia Funding (Delaware), Inc., 0.18%, 4/5/10(2)                   1,500,000      1,499,970
Scotiabanc, Inc., 0.19%, 4/12/10(2)                                             3,000,000      2,999,830
Toronto Dominion Holdings (U.S.A.), Inc., 0.26%, 7/30/10(2)                     2,500,000      2,497,833
Westpac Banking Corp., 0.21%, 4/1/10(2)                                         5,000,000      5,000,000
                                                                                            ------------
Total Direct Bank Obligations (Cost $18,396,105)                                              18,396,105
                                                                                            ------------
SHORT-TERM NOTES--62.0%
DIVERSIFIED FINANCIAL SERVICES--3.0%
General Electric Capital Corp., 0.18%, 4/22/10                                  1,300,000      1,299,864
General Electric Capital Services:
0.19%, 4/26/10                                                                  1,800,000      1,799,763
0.20%, 5/13/10                                                                  2,000,000      1,999,533
                                                                                            ------------
                                                                                               5,099,160
                                                                                            ------------
INSURANCE--1.8%
United of Omaha Life Insurance Co.:
0.529%, 12/29/10(1)                                                             1,000,000      1,000,000


                          1 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                                Principal
                                                                                 Amount         Value
                                                                               ----------   ------------
0.529%, 12/29/10(1)                                                            $2,000,000   $  2,000,000
                                                                                            ------------
                                                                                               3,000,000
                                                                                            ------------
LEASING & FACTORING--1.7%
Toyota Motor Credit Corp., 0.25%, 4/7/10                                        3,000,000      2,999,865
                                                                                            ------------
MUNICIPAL--19.7%
Allegheny Cnty., PA Industrial Development Authority Bonds,
Union Electric Steel Corp., Series 1997, 0.32%, 4/1/10(1)                       2,141,000      2,141,000
Anaconda-Deer Lodge Cnty., MT, BP West Coast Products, Series 2002,
0.34%, 4/1/10(1)                                                                2,000,000      2,000,000
Cape Coral, FL Nts., 0.25%, 4/8/10                                              1,200,000      1,200,000
Chicago, IL Industrial Development Revenue Bonds, Freedman Seating Co.
Project, Series 1998, 0.45%, 4/1/10(1)                                          1,335,000      1,335,000
Health Care Revenue Bonds, SFO Associates Project, Series 1994, 0.27%,
4/1/10(1)                                                                       2,200,000      2,200,000
IL Finance Authority Industrial Development Revenue Bonds,
Freedman Seating Co. Project, Series 2005, 0.45%, 4/1/10(1)                     1,440,000      1,440,000
Laurel Grocery Project Nts., Series 1999, 0.65%, 4/1/10(1)                      1,235,000      1,235,000
Manassas, VA Industrial Development Authority Bonds, Aurora Flight Science,
Series 2005, 0.35%, 4/1/10(1)                                                     985,000        985,000
Miami-Dade Cnty., FL Industrial Development Authority,
Airbus Service Co., Inc. Project, Series 98, 0.42%, 4/1/10(1)                   1,000,000      1,000,000
Pendleton Cnty., KY Multi-County Lease Revenue Bonds, Assoc. of Counties
Leasing Program, 0.30%, 5/5/10                                                  1,000,000      1,000,000
Putnam Cnty., WV Solid Waste Disposal Revenue Bonds, FMC Corp., Series 1991,
0.50%, 5/1/10(1)                                                                1,730,000      1,730,000
San Antonio, TX Industrial Development Authority Revenue Bonds,
Tindall Corp. Project, Series 2008, 0.28%, 4/1/10(1)                            3,500,000      3,500,000
SC Jobs-Economic Development Authority Revenue Bonds, Abraham Industries LLC
Project, Series 1999, 0.49%, 2/1/11(1)                                            385,000        385,000
Valdosta-Lowndes Cnty., GA Industrial Authority, Steeda Autosports, Inc.
Project, Series 2008, 0.40%, 4/1/10(1)                                            945,000        945,000
Vigo Cnty., IN Economic Development Revenue Bonds, Republic Services, Inc.
Project, Series 03, 0.37%, 4/1/10(1)                                            5,000,000      5,000,000
Whitehall, WI Industrial Development Revenue Bonds, Whitehall Specialties,
0.43%, 4/1/10(1)                                                                  500,000        500,000
Whiting, IN Environmental Facilities Revenue Bonds, BP Products
North America, Inc. Project, Series 09, 0.23%, 6/10/10                          2,500,000      2,500,000
Whiting, IN Environmental Facilities Revenue Refunding Bonds, BP Products
North America, Inc. Project, Series C, 0.34%, 4/1/10(1)                         3,500,000      3,500,000
Wright Brothers, Inc. Nts., Series 2005, 0.65%, 4/1/10(1)                         985,000        985,000
                                                                                            ------------
                                                                                              33,581,000
                                                                                            ------------
OIL, GAS & CONSUMABLE FUELS--1.2%
Total Capital Canada, 0.20%, 5/26/10(2)                                         2,000,000      1,999,389


                          2 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                                Principal
                                                                                 Amount         Value
                                                                               ----------   ------------
PERSONAL PRODUCTS--0.9%
Procter & Gamble International Funding SCA,
0.26%, 5/7/10(1,2)                                                             $1,500,000   $  1,500,000
                                                                                            ------------
RECEIVABLES FINANCE--24.5%
Barton Capital Corp.:
0.20%, 4/9/10(2)                                                                1,200,000      1,199,947
0.20%, 5/4/10(2)                                                                2,000,000      1,999,633
0.20%, 5/13/10(2)                                                               2,000,000      1,999,533
0.24%, 5/18/10(2)                                                               2,000,000      1,999,452
Chariot Funding LLC:
0.17%, 4/6/10(2)                                                                1,800,000      1,799,958
0.25%, 6/23/10(2)                                                               2,000,000      1,998,847
Fairway Finance Corp.:
0.20%, 5/18/10(2)                                                               1,500,000      1,499,608
0.26%, 6/10/10(2)                                                               3,395,000      3,393,350
0.26%, 6/16/10(2)                                                               1,500,000      1,499,177
Falcon Asset Securitization Co. LLC, 0.25%, 6/28/10(2)                          2,000,000      1,998,778
Lexington Parker Capital Company LLC, 0.40%, 5/12/10(2)                         2,000,000      1,999,089
Market Street Funding LLC, 0.11%, 4/1/10(2)                                     4,000,000      4,000,000
Old Line Funding Corp., 0.20%, 4/5/10(2)                                        3,000,000      2,999,933
Park Avenue Receivables Co. LLC:
0.18%, 4/23/10(2)                                                               4,000,000      3,999,560
0.20%, 4/19/10(2)                                                               2,000,000      1,999,800
Thunder Bay Funding LLC:
0.19%, 4/13/10(2)                                                               5,000,000      4,999,683
0.19%, 4/15/10(2)                                                               2,300,000      2,299,830
                                                                                            ------------
                                                                                              41,686,178
                                                                                            ------------
SPECIAL PURPOSE FINANCIAL--8.0%
Crown Point Capital Co.:
0.40%, 5/10/10                                                                  2,000,000      1,999,133
0.40%, 5/11/10                                                                  1,200,000      1,199,467
FCAR Owner Trust I:
0.28%, 4/21/10                                                                  5,500,000      5,499,144
0.28%, 4/26/10                                                                  2,000,000      1,999,611
Lexington Parker Capital Company LLC:
0.40%, 5/4/10(2)                                                                1,000,000        999,633
0.40%, 5/19/10(2)                                                               2,000,000      1,998,933
                                                                                            ------------
                                                                                              13,695,921
                                                                                            ------------
TRADING COMPANIES & DISTRIBUTORS--1.2%
Louis Dreyfus Corp., 0.35%, 5/3/10                                              2,000,000      1,999,378
                                                                                            ------------
Total Short-Term Notes (Cost $105,560,891)                                                   105,560,891
                                                                                            ------------
U.S. GOVERNMENT OBLIGATIONS--1.6%
U.S. Treasury Nts., 0.875%, 2/28/11                                             1,800,000      1,808,277
U.S. Treasury Nts., 0.875%, 3/31/11                                             1,000,000      1,004,335
                                                                                            ------------
Total U.S. Government Obligations (Cost $2,812,612)                                            2,812,612
                                                                                            ------------


                          3 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                                                Principal
                                                                                 Amount         Value
                                                                               ----------   ------------
U.S. GOVERNMENT AGENCIES--4.7%
Federal Home Loan Bank:
0.50%, 10/28/10-10/29/10                                                       $7,000,000   $  7,000,000
3.125%, 11/12/10                                                                1,000,000      1,015,967
                                                                                            ------------
Total U.S. Government Agencies (Cost $8,015,967)                                               8,015,967
                                                                                            ------------
TOTAL INVESTMENTS, AT VALUE (COST $172,186,839)                                     101.1%   172,186,839
                                                                               ----------   ------------
Liabilities in Excess of Other Assets                                                (1.1)    (1,869,566)
                                                                               ----------   ------------
Net Assets                                                                          100.0%  $170,317,273
                                                                               ==========   ============

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $60,181,766, or 35.34% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                                LEVEL 2--
                                                  OTHER        LEVEL 3--
                                LEVEL 1--      SIGNIFICANT    SIGNIFICANT
                                UNADJUSTED     OBSERVABLE    UNOBSERVABLE
                              QUOTED PRICES      INPUTS         INPUTS          VALUE
                              -------------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Certificates of Deposit            $--        $ 37,401,264        $--       $ 37,401,264
Direct Bank Obligations             --          18,396,105         --         18,396,105
Short-Term Notes                    --         105,560,891         --        105,560,891
U.S. Government Obligations         --           2,812,612         --          2,812,612
U.S. Government Agencies            --           8,015,967         --          8,015,967
                                   ---        -----------         ---       ------------
Total Assets                       $--        $172,186,839        $--       $172,186,839
                                   ===        ===========         ===       ============


                          4 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.


                          5 | Oppenheimer Money Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
ASSET-BACKED SECURITIES--0.7%
AmeriCredit Prime Automobile Receivables Trust 2007-1,
Automobile Receivables Nts., Series 2007-1, Cl. D,
5.62%, 9/8/14                                                   $      1,319,000      $      1,292,600
AmeriCredit Prime Automobile Receivables Trust 2010-1,
Automobile Receivables Nts., Series 2010-1, Cl. A2,
0.98%, 1/15/13                                                           480,000               480,162
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
0.726%, 5/25/34(1)                                                       924,857               770,584
Argent Securities Trust 2006-M3, Asset-Backed
Pass-Through Certificates, Series 2006-M3, Cl. A2B,
0.346%, 9/25/36(1)                                                       386,920               141,997
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16, Cl. A16,
4.72%, 5/15/13                                                         1,805,000             1,856,157
Capital Auto Receivables Asset Trust 2007-1, Automobile
Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%,
9/17/12                                                                  262,000               273,142
Capital One Auto Finance Trust, Automobile Receivables,
Series 2006-C, Cl. A4, 0.26%, 5/15/13(1)                               1,027,741             1,020,564
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3,
Asset-Backed Pass-Through Certificates, Series
2006-WFH3, Cl. A2, 0.346%, 10/25/36(1)                                   199,916               198,031
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                                  1,389,886             1,408,857
Series 2010-A, Cl. A2, 0.81%, 3/25/15                                  1,400,000             1,400,000
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(1)                            1,320,340               991,459
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(1)                              182,520               149,287
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
0.366%, 6/25/47(1)                                                     1,050,000               862,739
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed
Certificates:
Series 2005-G, Cl. 2A, 0.46%, 12/15/35(1)                                211,913                79,318
Series 2006-H, Cl. 2A1A, 0.38%, 11/15/36(1)                               75,804                23,577
Ellington Loan Acquisition Trust 2007-1, Mtg.
Pass-Through Certificates, Series 2007-1, Cl. A2A2,
1.046%, 5/27/37(1, 2)                                                  1,629,947             1,412,513
Embarcadero Aircraft Securitization Trust, Airplane
Receivable Nts., Series 2000-A, Cl. B, 8/15/25(2, 3, 4)                1,820,063                    --
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
Pass-Through Certificates, Series 2006-FF10, Cl. A3,
0.336%, 7/25/36(1)                                                       546,293               524,433
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series 2006-FF9, Cl. 2A2,
0.356%, 7/7/36(1)                                                        175,826               154,807
First Franklin Mortgage Loan Trust 2006-FFA, Mtg.
Pass-Through Certificates, Series 2006-FFA, Cl. A3,
0.366%, 9/25/36(1)                                                       880,972               133,739
Ford Credit Auto Lease Trust, Automobile Receivable
Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13(2)                          1,035,000             1,035,315
Ford Credit Auto Owner Trust, Automobile Receivables
Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11                           1,244,779             1,250,023
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35                    1,046,000               258,280


                 1 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
Home Equity Mortgage Trust 2006-5, Mtg. Pass-Through
Certificates, Series 2006-5, Cl. A1, 5.50%, 1/25/37             $        412,264      $         42,889
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2005-3,
Cl. A1, 0.50%, 1/20/35(1)                                                204,667               181,424
HSBC Home Equity Loan Trust 2006-4, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2006-4,
Cl. A2V, 0.35%, 3/20/36(1)                                               351,557               347,471
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term
Nts.:
Series 2007-1A, Cl. B, 2.088%, 8/15/22(1, 2)                           7,870,000             4,879,400
Series 2007-1A, Cl. C, 3.388%, 8/15/22(1, 2)                           5,270,000             2,635,000
Series 2007-1A, Cl. D, 5.388%, 8/15/22(1, 2)                           5,270,000             2,371,500
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg.
Pass-Through Certificates, Series 2006-WMC3, Cl. A3,
0.346%, 8/25/36(1)                                                     1,295,121               478,502
Merrill Auto Trust Securitization 2007-1, Asset-Backed
Nts., Series 2007-1, Cl. A4, 0.29%, 12/15/13(1)                        1,330,000             1,321,978
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.832%, 1/25/29(1, 2)                                                     66,744                 4,672
Option One Mortgage Loan Trust 2006-2, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.346%, 7/1/36(1)                2,020,732             1,234,249
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg.
Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%,
1/25/36(1)                                                               258,488               238,811
RASC Series 2005-4, Series 2006-KS7 Trust, Home Equity
Mtg. Asset-Backed Pass-Through Certificates, Series
2006-KS7,
Cl. A2, 0.346%, 9/25/36(1)                                               426,810               412,997
Securitized Asset-Backed Receivables LLC Trust 2007-BR2,
Asset-Backed Securities, Series 2007-BR2, Cl. A2,
0.476%, 2/25/37(1)                                                       633,275               279,544
SLM Student Loan Trust, Student Loan Receivables,
Series 2005-B, Cl. B, 0.657%, 6/15/39(1)                               2,487,000             1,047,539
Start CLO Ltd., Asset-Backed Credit Linked Securities,
Series 2006-3A, Cl. F, 17.252%, 6/7/11(1, 2)                           1,630,000             1,621,068
Terwin Mortgage Trust, Home Equity Asset-Backed
Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37                       192,780                51,614
Wells Fargo Home Equity Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed Certificates, Series
2006-2, Cl. A2, 0.346%, 7/25/36(1)                                        31,045                30,909
                                                                                      ----------------
Total Asset-Backed Securities (Cost $45,786,670)                                            32,897,151
MORTGAGE-BACKED OBLIGATIONS--13.8%
GOVERNMENT AGENCY--6.5%
FHLMC/FNMA/FHLB/SPONSORED--6.1%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-9/15/33                                                    3,244,911             3,373,449
5.50%, 9/1/39                                                          3,978,869             4,206,471
6%, 5/15/18-10/15/29                                                   1,301,452             1,412,754
6.50%, 3/15/18-6/15/35                                                 3,753,816             4,125,973
7%, 10/1/31-10/1/37                                                      774,413               862,698
7.50%, 4/25/36                                                           968,858             1,106,455


                 2 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22                             $      1,154,918      $      1,283,679
Series 151, Cl. F, 9%, 5/15/21                                            31,045                34,474
Series 1674, Cl. Z, 6.75%, 2/15/24                                       929,660             1,032,655
Series 1897, Cl. K, 7%, 9/15/26                                        2,076,182             2,305,994
Series 2006-11, Cl. PS, 23.664%, 3/25/36(1)                              600,691               753,972
Series 2043, Cl. ZP, 6.50%, 4/15/28                                      730,843               779,007
Series 2106, Cl. FG, 0.68%, 12/15/28(1)                                1,526,670             1,529,120
Series 2122, Cl. F, 0.68%, 2/15/29(1)                                     48,467                48,522
Series 2135, Cl. OH, 6.50%, 3/15/29                                      926,105             1,010,480
Series 2148, Cl. ZA, 6%, 4/15/29                                       1,360,467             1,464,515
Series 2195, Cl. LH, 6.50%, 10/15/29                                     650,983               707,725
Series 2326, Cl. ZP, 6.50%, 6/15/31                                       94,284               103,018
Series 2344, Cl. FP, 1.18%, 8/15/31(1)                                   460,470               468,318
Series 2368, Cl. PR, 6.50%, 10/15/31                                     411,085               447,969
Series 2412, Cl. GF, 1.18%, 2/15/32(1)                                   968,717               984,351
Series 2415, Cl. ZA, 6.50%, 2/15/32                                    1,160,767             1,265,406
Series 2435, Cl. EQ, 6%, 5/15/31                                         143,320               143,982
Series 2449, Cl. FL, 0.78%, 1/15/32(1)                                   594,410               596,850
Series 2451, Cl. FD, 1.23%, 3/15/32(1)                                   317,120               323,631
Series 2453, Cl. BD, 6%, 5/15/17                                         160,526               172,981
Series 2461, Cl. PZ, 6.50%, 6/15/32                                    1,450,378             1,588,994
Series 2464, Cl. FI, 1.23%, 2/15/32(1)                                   314,441               319,645
Series 2470, Cl. AF, 1.23%, 3/15/32(1)                                   544,100               559,313
Series 2470, Cl. LF, 1.23%, 2/15/32(1)                                   321,785               328,171
Series 2471, Cl. FD, 1.23%, 3/15/32(1)                                   548,225               558,479
Series 2477, Cl. FZ, 0.78%, 6/15/31(1)                                 1,225,095             1,228,664
Series 2500, Cl. FD, 0.73%, 3/15/32(1)                                    35,033                35,126
Series 2517, Cl. GF, 1.23%, 2/15/32(1)                                   279,775               285,123
Series 2526, Cl. FE, 0.63%, 6/15/29(1)                                    71,560                71,703
Series 2551, Cl. FD, 0.63%, 1/15/33(1)                                    35,477                35,496
Series 2638, Cl. KG, 4%, 11/1/27(5)                                    4,000,000             4,108,382
Series 2648, Cl. JE, 3%, 2/1/30                                        2,265,254             2,293,757
Series 2676, Cl. KY, 5%, 9/15/23                                       3,843,000             4,090,749
Series 2750, Cl. XG, 5%, 2/1/34(5)                                     6,037,000             6,136,129
Series 2857, Cl. MG, 5%, 9/1/34                                        2,045,000             2,076,368
Series 2890, Cl. PE, 5%, 11/1/34                                       6,120,000             6,206,299
Series 2907, Cl. GC, 5%, 6/1/27                                        1,710,443             1,773,068
Series 2929, Cl. PC, 5%, 1/1/28                                        2,285,520             2,369,819
Series 2936, Cl. PE, 5%, 2/1/35                                        4,858,000             4,917,831
Series 2947, Cl. HE, 5%, 3/1/35                                        1,650,000             1,677,619
Series 2952, Cl. GJ, 4.50%, 12/1/28                                    1,840,413             1,888,959
Series 3019, Cl. MD, 4.75%, 1/1/31                                     1,520,322             1,583,727
Series 3025, Cl. SJ, 23.907%, 8/15/35(1)                                 709,286               879,351
Series 3035, Cl. DM, 5.50%, 11/15/25                                     360,227               361,738
Series 3061, Cl. MB, 5.50%, 5/1/30                                       870,000               920,522
Series 3094, Cl. HS, 23.54%, 6/15/34(1)                                  400,804               481,683
Series 3157, Cl. MC, 5.50%, 2/1/26                                     2,206,135             2,229,962


                 3 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 192, Cl. IO, 9.599%, 2/1/28(6)                           $         33,374      $          6,841
Series 205, Cl. IO, 8.182%, 9/1/29(6)                                    170,143                47,763
Series 2074, Cl. S, 52.894%, 7/17/28(6)                                   44,139                 7,825
Series 2079, Cl. S, 65.05%, 7/17/28(6)                                    73,135                13,307
Series 2136, Cl. SG, 88.641%, 3/15/29(6)                               2,023,688               390,334
Series 224, Cl. IO, 0.256%, 3/1/33(6)                                  1,123,767               236,022
Series 2399, Cl. SG, 76.571%, 12/15/26(6)                              1,169,808               208,537
Series 243, Cl. 6, 2.083%, 12/15/32(6)                                   510,258                93,119
Series 2437, Cl. SB, 85.074%, 4/15/32(6)                               3,359,838               612,577
Series 2526, Cl. SE, 38.633%, 6/15/29(6)                                  89,841                13,058
Series 2802, Cl. AS, 99.999%, 4/15/33(6)                                 716,905                69,674
Series 2920, Cl. S, 71.042%, 1/15/35(6)                                  775,692               100,993
Series 3000, Cl. SE, 99.999%, 7/15/25(6)                                 810,266                86,199
Series 3045, Cl. DI, 25.375%, 10/15/35(6)                             19,981,548             2,510,572
Series 3110, Cl. SL, 0%, 2/15/26(6, 7)                                   483,241                49,309
Federal National Mortgage Assn.:
4.50%, 4/1/25-4/1/40(8)                                               17,980,000            18,229,526
5%, 11/25/21-8/25/33                                                   9,829,324            10,210,155
5%, 4/1/25-6/1/40(8)                                                  21,795,000            22,812,853
5.305%, 10/1/36                                                        8,080,817             8,477,121
5.50%, 4/25/21-7/1/22                                                    608,353               651,930
5.50%, 4/1/25-4/1/40(8)                                               30,178,000            31,838,732
6%, 10/25/16-4/1/35                                                   19,219,968            20,744,793
6%, 4/1/25(8)                                                         11,081,000            11,941,506
6.50%, 3/25/17-1/1/34                                                  7,354,933             8,017,451
7%, 11/1/17-6/25/34                                                    7,803,710             8,754,189
7.50%, 2/25/27-3/25/33                                                 3,736,411             4,227,821
8.50%, 7/1/32                                                              6,723                 7,613
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                   668,429               724,737
Trust 2001-44, Cl. QC, 6%, 9/25/16                                     1,115,560             1,200,037
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                   355,159               388,129
Trust 2001-69, Cl. PF, 1.246%, 12/25/31(1)                               737,009               755,329
Trust 2001-74, Cl. QE, 6%, 12/25/31                                    3,791,398             4,111,831
Trust 2001-80, Cl. ZB, 6%, 1/25/32                                       798,747               868,287
Trust 2002-12, Cl. PG, 6%, 3/25/17                                       510,389               550,269
Trust 2002-29, Cl. F, 1.246%, 4/25/32(1)                                 363,213               372,282
Trust 2002-56, Cl. KW, 6%, 4/25/23                                       781,231               789,379
Trust 2002-60, Cl. FH, 1.246%, 8/25/32(1)                                744,448               759,782
Trust 2002-64, Cl. FJ, 1.246%, 4/25/32(1)                                111,845               114,599
Trust 2002-68, Cl. FH, 0.736%, 10/18/32(1)                               247,232               247,986
Trust 2002-84, Cl. FB, 1.246%, 12/25/32(1)                             1,477,812             1,512,759
Trust 2002-9, Cl. PC, 6%, 3/25/17                                        524,995               566,080
Trust 2002-9, Cl. PR, 6%, 3/25/17                                        642,832               693,138
Trust 2002-90, Cl. FH, 0.746%, 9/25/32(1)                                826,840               828,145


                 4 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-11, Cl. FA, 1.246%, 9/25/32(1)                       $      1,477,846   $         1,512,790
Trust 2003-116, Cl. FA, 0.646%, 11/25/33(1)                              104,956               105,499
Trust 2004-101, Cl. BG, 5%, 1/25/20                                    1,825,000             1,949,140
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                  571,000               602,437
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                2,160,000             2,279,889
Trust 2005-12, Cl. JC, 5%, 6/1/28                                      1,828,227             1,902,762
Trust 2005-22, Cl. EC, 5%, 10/1/28                                     1,848,850             1,926,336
Trust 2005-25, Cl. PS, 27.077%, 4/25/35(1)                               627,359               840,148
Trust 2005-30, Cl. CU, 5%, 4/1/29                                      3,242,476             3,390,658
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                    560,000               580,757
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                    480,000               499,792
Trust 2006-46, Cl. SW, 23.297%, 6/25/36(1)                             1,037,397             1,276,079
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 49.81%, 11/18/31(6)                               403,104                71,263
Trust 2001-63, Cl. SD, 40.548%, 12/18/31(6)                               97,077                17,804
Trust 2001-68, Cl. SC, 33.297%, 11/25/31(6)                               67,039                10,581
Trust 2001-81, Cl. S, 38.435%, 1/25/32(6)                                 80,769                13,236
Trust 2002-28, Cl. SA, 40.194%, 4/25/32(6)                                48,287                 7,980
Trust 2002-38, Cl. SO, 59.474%, 4/25/32(6)                               251,666                35,497
Trust 2002-48, Cl. S, 37.037%, 7/25/32(6)                                 76,537                12,442
Trust 2002-52, Cl. SL, 38.053%, 9/25/32(6)                                48,521                 8,105
Trust 2002-56, Cl. SN, 39.712%, 7/25/32(6)                               105,171                16,647
Trust 2002-77, Cl. IS, 52.203%, 12/18/32(6)                              428,764                55,135
Trust 2002-77, Cl. SH, 45.865%, 12/18/32(6)                              107,624                15,772
Trust 2002-9, Cl. MS, 36.265%, 3/25/32(6)                                102,239                14,074
Trust 2003-117, Cl. KS, 60.864%, 8/25/33(6)                            7,932,513             1,000,225
Trust 2003-13, Cl. IO, 11.379%, 3/25/33(6)                               811,065               175,105
Trust 2003-26, Cl. DI, 11.784%, 4/25/33(6)                               633,475               132,056
Trust 2003-33, Cl. SP, 55.722%, 5/25/33(6)                               697,654                97,259
Trust 2003-38, Cl. SA, 45.728%, 3/25/23(6)                             1,193,462               138,811
Trust 2003-4, Cl. S, 48.235%, 2/25/33(6)                                 212,897                29,768
Trust 2005-14, Cl. SE, 44.285%, 3/25/35(6)                             2,709,292               249,135
Trust 2005-40, Cl. SA, 72.874%, 5/25/35(6)                             2,263,918               312,354
Trust 2005-40, Cl. SB, 97.756%, 5/25/35(6)                             3,643,160               523,415
Trust 2005-63, Cl. SA, 87.16%, 10/25/31(6)                               162,013                22,803
Trust 2005-71, Cl. SA, 74.512%, 8/25/25(6)                               544,332                64,713
Trust 2005-85, Cl. SA, 0%, 10/25/35(6, 7)                              8,824,910             1,116,152
Trust 2005-87, Cl. SE, 34.99%, 10/25/35(6)                            40,080,941             3,665,097
Trust 2005-87, Cl. SG, 85.983%, 10/25/35(6)                            2,922,916               311,538
Trust 2006-51, Cl. SA, 22.073%, 6/25/36(6)                            14,226,813             1,873,697
Trust 2006-60, Cl. DI, 42.149%, 4/25/35(6)                             2,528,133               321,945
Trust 2006-90, Cl. SX, 99.999%, 9/25/36(6)                             2,296,118               353,273
Trust 2007-88, Cl. XI, 24.889%, 6/25/37(6)                             9,377,347               867,034
Trust 2009-106, Cl. SA, 24.25%, 1/25/40(6)                             9,065,852             1,057,964
Trust 214, Cl. 2, 28.96%, 3/1/23(6)                                      541,303               112,355


                 5 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 221, Cl. 2, 24.533%, 5/1/23(6)                            $         60,046   $            12,596
Trust 254, Cl. 2, 18.647%, 1/1/24(6)                                     986,202               212,824
Trust 2682, Cl. TQ, 99.999%, 10/15/33(6)                                 803,733                95,742
Trust 2981, Cl. BS, 99.999%, 5/15/35(6)                                1,427,576               164,828
Trust 301, Cl. 2, 0.604%, 4/1/29(6)                                      243,830                49,781
Trust 313, Cl. 2, 29.826%, 6/1/31(6)                                   2,718,936               523,756
Trust 319, Cl. 2, 5.391%, 2/1/32(6)                                       77,993                14,196
Trust 321, Cl. 2, 5.316%, 4/1/32(6)                                      317,576                74,375
Trust 324, Cl. 2, 0.683%, 7/1/32(6)                                      337,308                76,681
Trust 328, Cl. 2, 6.103%, 12/1/32(6)                                   4,370,268               947,289
Trust 331, Cl. 5, 2.431%, 2/1/33(6)                                    1,260,853               222,651
Trust 332, Cl. 2, 1.934%, 3/1/33(6)                                    7,955,943             1,611,795
Trust 334, Cl. 12, 0.944%, 2/1/33(6)                                   1,084,641               189,612
Trust 338, Cl. 2, 3.21%, 7/1/33(6)                                     9,795,709             2,104,581
Trust 339, Cl. 15, 11.343%, 7/1/33(6)                                  3,111,583               400,438
Trust 339, Cl. 7, 0.244%, 7/1/33(6)                                    5,209,728               935,395
Trust 345, Cl. 9, 2.919%, 1/1/34(6)                                    1,503,507               292,213
Trust 351, Cl. 10, 6.87%, 4/1/34(6)                                      648,647               133,415
Trust 351, Cl. 8, 5.968%, 4/1/34(6)                                    1,053,636               190,245
Trust 351, Cl. 9, 4.442%, 10/1/34(6)                                  12,833,973             2,162,851
Trust 356, Cl. 10, 3.794%, 6/1/35(6)                                     900,435               167,937
Trust 356, Cl. 12, 2.14%, 2/1/35(6)                                      456,397                95,196
Trust 362, Cl. 12, 4.246%, 8/1/35(6)                                     857,728               149,306
Trust 362, Cl. 13, 4.276%, 8/1/35(6)                                     507,400                88,687
                                                                                      ----------------
                                                                                           284,879,627
GNMA/GUARANTEED--0.4%
Government National Mortgage Assn.:
3.125%, 12/9/25(1)                                                         6,179                 6,277
4.50%, 4/1/40(8)                                                      10,700,000            10,828,732
7%, 3/29/28-7/29/28                                                      280,240               314,746
7.50%, 3/1/27                                                             14,491                16,380
8%, 11/29/25-5/29/26                                                      98,235               112,904
Government National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through
Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                    1,177,698             1,333,167
Series 2000-12, Cl. ZA, 8%, 2/16/30                                    2,734,390             2,993,334
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 51.615%, 7/16/28(6)                              149,437                27,271
Series 1998-6, Cl. SA, 70.235%, 3/16/28(6)                                91,815                15,269
Series 2001-21, Cl. SB, 83.70%, 1/16/27(6)                               692,199               109,462
Series 2006-47, Cl. SA, 74.719%, 8/16/36(6)                            3,261,460               444,000
                                                                                      ----------------
                                                                                            16,201,542


                 6 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
NON-AGENCY--7.3%
COMMERCIAL--2.7%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2007-1, Cl. A4, 5.451%, 1/1/17                           $      1,150,000      $      1,129,873
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                                4,159,386             3,314,571
Series 2008-1, Cl. A4, 6.182%, 12/1/17(1)                              3,670,000             3,688,364
Series 2008-1, Cl. AM, 6.225%, 2/10/51(1)                              3,415,000             2,496,101
CHL Mortgage Pass-Through Trust 2005-17, Mtg.
Pass-Through Certificates, Series 2005-17, Cl. 1A8,
5.50%, 9/1/35                                                          3,740,000             2,947,616
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg.
Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1,
5.422%, 12/20/35(1)                                                      194,274               150,999
Citigroup Commercial Mortgage Trust 2006-C4, Commercial
Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3,
5.729%, 3/1/49(1)                                                      3,050,000             3,203,601
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49               9,170,000             9,402,803
Credit Suisse Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2007-C3, Cl. A4,
5.723%, 6/1/39(1)                                                      1,560,000             1,408,852
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through
Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37                  3,948,020             2,930,257
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through
Certificates, Series 2007-RS1, Cl. A2, 0.747%,
1/27/37(1, 2)                                                          1,506,848               441,224
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through
Certificates:
Series 2006-AB1, Cl. A2A, 5.50%, 2/25/36                                  99,549                98,055
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36                                 673,703               642,184
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                               904,355               482,567
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                        780,048               547,172
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg.
Pass-Through Certificates, Series 2007-AR3, Cl. 1A1,
6.102%, 11/1/37(1)                                                     4,532,803             3,453,492
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39                     417,215               421,108
GMAC Commercial Mortgage Securities, Inc., Commercial
Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F,
6.944%, 5/15/30(1)                                                     1,567,000             1,566,106
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17                 7,325,000             7,134,582
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39                   1,960,000             1,943,769
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg.
Pass-Through Certificates, Series 2005-AR31, Cl. 2A2,
5.196%, 1/1/36(1)                                                        486,034                52,055


                 7 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
COMMERCIAL CONTINUED
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                       $      1,275,000      $      1,195,099
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47                                5,600,000             5,483,359
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47                               6,400,000             5,123,091
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                              5,682,000             5,892,780
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                             1,405,000             1,383,828
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                             2,380,000             2,368,153
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                               4,410,000             4,256,540
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                                 7,075,000             6,357,198
Series 2008-C2, Cl. AM, 6.579%, 2/1/51(1)                              4,990,000             2,811,223
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through
Certificates, Series 2006-A2, Cl. 3A4, 5.677%, 4/1/36(1)               2,342,877               710,497
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through
Certificates, Series 2006-A7, Cl. 2A2, 5.75%, 1/1/37(1)                  663,556               562,264
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial
Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM,
6.155%, 4/11/41(1)                                                     2,610,000             2,152,497
Lehman Structured Securities Corp., Mtg.-Backed
Securities, 6%, 5/1/29                                                   121,069                29,446
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34                       332,594               287,138
Morgan Stanley Capital I Trust, Commercial Mtg. Pass
Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%,
11/1/41                                                                8,500,000             7,635,510
Morgan Stanley Capital I Trust, Commercial Mtg.
Pass-Through Certificates, Series 2007-IQ16, Cl. A4,
5.809%, 12/1/49                                                        3,420,000             3,370,160
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2005-QA4, Cl. A32,
4.421%, 4/25/35(1)                                                       137,254                28,549
Residential Asset Securitization Trust 2006-A12, Mtg.
Pass-Through Certificates, Series 2006-A12, Cl. 1A,
6.25%, 11/1/36                                                           945,446               607,844
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through
Certificates, Series 2007-1, Cl. 2A1, 5.829%, 2/1/37(1)               12,269,702             9,264,782
Structured Asset Mortgage Investments, Inc., Mtg.
Pass-Through Certificates, Series 2002-AR3, Cl. A2,
0.987%, 9/19/32(1)                                                       651,566               171,036
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates, Series
2006-C29, Cl. A2, 5.275%, 11/15/48                                     2,997,000             3,106,088
Wachovia Bank Commercial Mortgage Trust 2007-C33,
Commercial Mtg. Pass-Through Certificates, Series
2007-C33, Cl. A4, 5.902%, 2/1/51(1)                                    5,790,000             5,410,959
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. AJ, 5.952%, 5/1/46(1)                                    2,610,000             1,432,513
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR15, Cl.
1A, 1.303%, 11/1/46(1)                                                 1,390,863               769,615
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust,
Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A,
1.496%, 4/1/47(1)                                                        990,694               533,891


                 8 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
COMMERCIAL CONTINUED
Wells Fargo Mortgage-Backed Securities 2004-W Trust,
Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2,
2.995%, 11/1/34(1)                                              $      1,093,843      $        359,703
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR1, Cl.
1A1, 2.871%, 2/1/35(1)                                                 4,770,708             4,309,813
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR8, Cl.
1A3, 3.061%, 4/25/36(1)                                                3,065,250             2,532,938
                                                                                      ----------------
                                                                                           125,601,865
MANUFACTURED HOUSING--0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR12, Cl.
2A1, 6.039%, 9/25/36(1)                                                5,033,123             4,254,424
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
2A5, 4.965%, 3/25/36(1)                                                1,539,287             1,277,325
                                                                                      ----------------
                                                                                             5,531,749
MULTIFAMILY--0.2%
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg.
Pass-Through Certificates, Series 2005-A2, Cl. A2,
2.801%, 2/1/35(1)                                                      1,074,038               982,586
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A1, 5.534%, 7/25/36(1)                          3,923,483             2,979,842
Series 2006-AR10, Cl. 5A1, 5.497%, 7/1/36(1)                           2,088,907             1,652,393
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR6, Cl.
3A1, 5.059%, 3/25/36(1)                                                4,375,362             3,734,613
                                                                                      ----------------
                                                                                             9,349,434
RESIDENTIAL--4.3%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM,
5.811%, 8/1/17(1)                                                      6,560,000             5,150,766
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through
Certificates, Series 2004-2, Cl. 12A2, 3.274%, 5/1/34(1)               3,990,568             3,342,454
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through
Certificates, Series 2004-9, Cl. 23A1, 4.968%, 11/1/34(1)              1,644,087             1,473,509
Chase Mortgage Finance Trust 2006-S3, Multiclass Mtg.
Pass-Through Certificates, Series 2006-S3, Cl. 1A2, 6%,
11/1/36                                                                4,210,000             3,253,811
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg.
Pass-Through Certificates, Series 2007-A1, Cl. 9A1,
4.554%, 2/1/37(1)                                                      2,397,711             2,392,893
CHL Mortgage Pass-Through Trust 2005-26, Mtg.
Pass-Through Certificates, Series 2005-26, Cl. 1A8,
5.50%, 11/1/35                                                         3,097,901             2,866,989
CHL Mortgage Pass-Through Trust 2005-27, Mtg.
Pass-Through Certificates, Series 2005-27, Cl. 2A1,
5.50%, 12/1/35                                                         2,816,397             2,480,325
CHL Mortgage Pass-Through Trust 2005-31, Mtg.
Pass-Through Certificates, Series 2005-31, Cl. 2A4,
5.397%, 1/1/36(1)                                                      1,231,633               354,455


                 9 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
RESIDENTIAL CONTINUED
CHL Mortgage Pass-Through Trust 2005-J4, Mtg.
Pass-Through Certificates, Series 2005-J4, Cl. A7,
5.50%, 11/1/35                                                  $      2,110,000   $         1,521,907
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                                 1,406,781             1,234,294
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg.
Pass-Through Certificates, Series 2007-HY3, Cl. 1A1,
5.149%, 6/1/47(1)                                                      2,579,237             1,683,925
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg.
Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 5.981%, 9/1/47(1)                           14,580,926            10,431,858
Series 2007-HY4, Cl. 1A2, 5.981%, 9/1/47(1)                            3,145,183               542,440
Series 2007-HY4, Cl. 2A2, 6.207%, 11/1/37(1)                             702,629               143,187
Series 2007-HY4, Cl. 3A2, 6.267%, 11/1/37(1)                             769,009               135,916
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg.
Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.846%, 9/1/37(1)                            3,601,305               882,720
Series 2007-HY5, Cl. 2A2, 5.942%, 9/1/37(1)                              953,186               161,412
Series 2007-HY5, Cl. 3A2, 6.10%, 9/1/37(1)                             2,387,437               524,755
Citigroup Commercial Mortgage Trust 2007-C6, Commercial
Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A2,
5.699%, 8/1/12(1)                                                      1,110,000             1,167,267
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg.
Pass-Through Certificates, Series 2005-2, Cl. 1A3,
4.951%, 5/1/35(1)                                                      3,316,460             2,733,902
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg.
Pass-Through Certificates, Series 2005-3, Cl. 2A4,
5.203%, 8/1/35(1)                                                      6,630,780             4,620,614
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.
Pass-Through Certificates, Series 2006-AR1, Cl. 3A2,
5.50%, 3/1/36(1)                                                       3,660,216               745,731
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg.
Pass-Through Certificates:
Series 2006-AR2, Cl. 1A2, 5.517%, 3/1/36(1)                            7,807,426             6,352,373
Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36                               3,211,453               842,803
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49               5,700,000             4,309,063
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21                                2,491,500             2,169,559
CWALT Alternative Loan Trust 2006-43CB, Mtg.
Pass-Through Certificates, Series 2006-43CB, Cl. 1A10,
6%, 2/1/37                                                            12,341,967             8,060,097
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through
Certificates, Series 2004-5, Cl. 2A1, 3.725%, 5/1/34(1)                3,078,426             2,525,205
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through
Certificates:
Series 2005-AR6, Cl. 1A4, 3.001%, 9/1/35(1)                            8,400,738             7,873,495
Series 2005-AR6, Cl. 3A1, 3.597%, 9/25/35(1)                           3,592,170             3,251,443
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through
Certificates, Series 2005-AR7, Cl. 4A1, 5.338%,
11/1/35(1)                                                             4,023,865             3,369,575
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                      2,273,425             2,015,989


                10 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
RESIDENTIAL CONTINUED
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through
Certificates, Series 2007-AR1, Cl. 4A1, 5.768%, 3/1/37(1)       $      3,010,524      $      2,334,837
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through
Certificates, Series 2007-A1, Cl. 7A1, 5.29%, 7/1/35(1)                4,683,762             4,378,256
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through
Certificates, Series 2007-A3, Cl. 3A3, 5.996%, 5/1/37(1)               1,496,158               295,940
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial
Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM,
6.166%, 9/11/45(1)                                                    10,430,000             8,393,822
Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                  23,381                23,300
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg.
Pass-Through Certificates, Series 2006-2, Cl. 1A1,
3.584%, 4/1/36(1)                                                      2,659,574             1,764,615
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg.
Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1,
6.074%, 10/25/36(1)                                                    4,194,018             3,693,954
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36                                 2,655,241             1,612,169
Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                   142,155               133,447
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-QS6, Cl. A28,
5.75%, 4/25/37                                                         1,173,259               755,518
Residential Asset Securitization Trust 2005-A14, Mtg.
Pass-Through Certificates, Series 2005-A14, Cl. A1,
5.50%, 12/1/35                                                         3,720,000             2,731,030
Residential Asset Securitization Trust 2005-A6CB, Mtg.
Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%,
6/1/35                                                                 5,458,358             4,061,133
RFMSI Series 2007-SA3, Mtg. Pass-Through Certificates,
Series 2007-SA3, Cl. 2A2, 5.747%, 7/1/37(1)                            1,499,982               115,049
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR12, Cl.
1A8, 4.821%, 10/1/35(1)                                                3,078,632             2,567,861
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR10, Cl.
1A2, 5.921%, 9/1/36(1)                                                 2,958,883             2,523,529
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.396%, 2/1/37(1)                           16,924,349            11,922,622
Series 2007-HY1, Cl. 5A1, 5.717%, 2/1/37(1)                           10,072,458             6,796,050
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY2, Cl.
1A1, 5.558%, 12/1/36(1)                                               12,701,968             8,896,581
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY3, Cl.
4A1, 5.314%, 3/1/37(1)                                                10,227,384             8,774,709
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY4, Cl.
4A1, 5.508%, 9/25/36(1)                                                9,813,589             7,959,683


                11 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
RESIDENTIAL CONTINUED
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY6, Cl.
2A1, 5.662%, 6/25/37(1)                                         $      5,008,373      $      3,782,049
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY7, Cl.
2A1, 5.79%, 7/1/37(1)                                                  2,729,145             1,871,321
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR16, Cl.
2A1, 3%, 10/1/35(1)                                                    1,902,452             1,663,040
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A2, 5.534%, 7/1/36(1)                           2,031,598               368,941
Series 2006-AR10, Cl. 3A2, 4.062%, 7/1/36(1)                             773,139               146,830
Series 2006-AR10, Cl. 4A2, 5.523%, 7/1/36(1)                           2,867,630               522,504
Series 2006-AR10, Cl. 5A3, 5.497%, 7/1/36(1)                           1,306,916             1,035,434
Series 2006-AR10, Cl. 5A6, 5.497%, 7/1/36(1)                          14,895,861            11,974,820
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR13, Cl.
A4, 5.631%, 9/1/36(1)                                                 11,440,000             7,816,200
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR8, Cl.
2A1, 5.132%, 4/1/36(1)                                                 2,171,877             1,867,225
                                                                                      ----------------
                                                                                           199,397,201
                                                                                      ----------------
Total Mortgage-Backed Obligations (Cost $681,252,412)                                      640,961,418
                                                                                      ----------------
U.S. GOVERNMENT OBLIGATIONS--14.5%
Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13                  9,795,000            10,353,726
Federal Home Loan Mortgage Corp. Nts.:
2.50%, 4/23/14                                                         3,185,000             3,214,066
2.875%, 2/9/15(9)                                                     14,425,000            14,529,942
5.25%, 4/18/16                                                         6,950,000             7,696,875
Federal National Mortgage Assn. Nts.:
2.625%, 11/20/14                                                      13,390,000            13,405,385
3%, 9/16/14                                                            2,015,000             2,054,200
4.375%, 10/15/15                                                       5,570,000             5,950,431
5.375%, 7/15/16                                                        2,950,000             3,286,586
U.S. Treasury Bills:
0.125%, 5/13/10                                                      200,000,000           199,971,417
0.135%, 4/8/10                                                       395,500,000           395,492,491
0.165%, 4/15/10(5)                                                    16,800,000            16,799,673
U.S. Treasury Bonds:
STRIPS, 4.201%, 2/15/11(5, 10)                                           900,000               896,869
STRIPS, 4.833%, 2/15/16(5, 10)                                         2,116,000             1,773,974
                                                                                      ----------------
Total U.S. Government Obligations (Cost $674,872,831)                                      675,425,635
FOREIGN GOVERNMENT OBLIGATIONS--23.5%
ARGENTINA--0.7%
Argentina (Republic of) Bonds:
0.389%, 8/3/12(1)                                                      5,203,125             4,690,058


                12 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
2.50%, 12/31/38(1)                                              $      8,830,000      $      3,214,120
Series GDP, 2.724%, 12/15/35(1)                                        7,580,000               606,400
Series V, 7%, 3/28/11                                                  4,090,000             4,007,746
Series VII, 7%, 9/12/13                                                1,505,000             1,342,418
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15                  24,900,000            20,724,408
                                                                                      ----------------
                                                                                            34,585,150
AUSTRALIA--0.0%
New South Wales Treasury Corp. Bonds:
Series 12, 6%, 5/1/12                                                    885,000 AUD           823,347
Series 14, 5.50%, 8/1/14                                               1,290,000 AUD         1,172,202
                                                                                      ----------------
                                                                                             1,995,549
AUSTRIA--0.2%
Austria (Republic of) Unsub. Bonds, 4.15%, 3/15/37                     8,120,000 EUR        11,041,798
BELGIUM--0.1%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35                     1,605,000 EUR         2,444,164
BELIZE--0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%,
2/20/29(1, 2)                                                          1,630,000             1,132,850
BRAZIL--3.6%
Brazil (Federal Republic of) Bonds:
6%, 1/17/17                                                           15,670,000            17,103,805
8%, 1/15/18                                                           11,524,444            13,489,362
8.875%, 10/14/19                                                       4,610,000             5,958,425
Brazil (Federal Republic of) Nota Do Tesouro Nacional
Nts.:
9.762%, 1/1/12                                                        14,506,000 BRR         7,949,133
9.762%, 1/1/14                                                         8,370,000 BRR         4,411,632
9.762%, 1/1/17                                                       195,403,000 BRR        98,811,145
10%, 1/1/21                                                           21,620,000 BRR        10,327,415
11.205%, 5/15/45                                                       6,470,000 BRR         6,753,806
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19                 2,680,000             2,894,400
                                                                                      ----------------
                                                                                           167,699,123
CANADA--0.2%
Canada Housing Trust Sec. Bonds, 4.10%, 12/15/18                       3,470,000 CAD         3,494,702
Quebec (Province of) Nts., 4.50%, 12/1/18                              3,495,000 CAD         3,524,456
                                                                                      ----------------
                                                                                             7,019,158
COLOMBIA--0.9%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(2)                3,058,000,000 COP         1,704,021
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                                        2,845,000             3,200,625
12%, 10/22/15                                                     26,763,000,000 COP        17,015,536
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                       3,930,000             4,539,150
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41               6,050,000             5,808,000
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                    2,690,000             3,106,950
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%,
6/28/27                                                           12,816,000,000 COP         7,866,053
                                                                                      ----------------
                                                                                            43,240,335
DENMARK--0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/17                              11,685,000 DKK         2,251,093


                13 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
EGYPT--0.7%
Egypt (The Arab Republic of) Treasury Bills:
Series 91, 9.318%, 4/6/10(10)                                         15,725,000 EGP  $      2,851,834
Series 182, 9.82%, 8/24/10(10)                                        12,700,000 EGP         2,247,296
Series 182, 10.198%, 8/3/10(10)                                        7,325,000 EGP         1,285,254
Series 182, 10.221%, 7/6/10(10)                                       18,000,000 EGP         3,191,780
Series 182, 10.537%, 6/29/10(10)                                      15,700,000 EGP         2,788,618
Series 182, 10.803%, 7/13/10(10)                                      39,200,000 EGP         6,885,915
Series 273, 9.665%, 6/8/10(10)                                        14,950,000 EGP         2,670,256
Series 273, 10.029%, 6/15/10(10)                                      21,225,000 EGP         3,780,024
Series 273, 10.216%, 7/20/10(10)                                      21,150,000 EGP         3,735,245
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%,
7/15/12(2)                                                            22,870,000 EGP         4,195,187
                                                                                      ----------------
                                                                                            33,631,409
FRANCE--0.2%
France (Government of) Bonds:
3.75% 10/25/19                                                         3,470,000 EUR         4,848,697
4%, 10/25/38                                                           3,465,000 EUR         4,688,191
                                                                                      ----------------
                                                                                             9,536,888
GERMANY--0.5%
Germany (Federal Republic of) Bonds:
3.50%, 7/4/19                                                         11,850,000 EUR        16,587,199
Series 08, 4.75%, 7/4/40                                               3,625,000 EUR         5,699,727
Series 156, 2.50%, 2/27/15                                             1,810,000 EUR         2,485,720
                                                                                      ----------------
                                                                                            24,772,646
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(2)                           4,400,000             4,829,000
HUNGARY--0.6%
Hungary (Republic of) Bonds:
Series 15/A, 8%, 2/12/15                                           3,339,000,000 HUF        18,269,553
Series 17/B, 6.75%, 2/24/17                                          235,700,000 HUF         1,208,305
Series 19/A, 6.50%, 6/24/19                                        1,410,000,000 HUF         7,026,495
                                                                                      ----------------
                                                                                            26,504,353
INDONESIA--1.0%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18(2)                                                    11,400,000            12,796,500
7.25%, 4/20/15(2)                                                      4,055,000             4,642,975
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38(2)                                                      6,285,000             7,353,450
10.375%, 5/4/14(2)                                                     3,050,000             3,804,875
11.625%, 3/4/19(2)                                                     2,410,000             3,476,425
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 5.875%,
3/13/20(2)                                                             4,840,000             5,036,625


                14 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(2)         $      7,320,000      $      9,186,600
                                                                                      ----------------
                                                                                            46,297,450
ISRAEL--0.7%
Israel (State of) Bonds:
5.50%, 2/28/17                                                        26,020,000 ILS         7,513,243
6%, 2/28/19                                                           51,680,000 ILS        15,273,760
Series 2682, 7.50%, 3/31/14                                           26,800,000 ILS         8,247,502
                                                                                      ----------------
                                                                                            31,034,505
ITALY--1.1%
Italy (Republic of) Bonds, 5%, 9/1/40                                 17,315,000 EUR        24,364,552
Italy (Republic of) Treasury Bonds:
3.75%, 12/15/13                                                       17,537,000 EUR        24,971,382
5.25%, 8/1/11                                                          2,710,000 EUR         3,859,468
                                                                                      ----------------
                                                                                            53,195,402
JAPAN--1.9%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%,
6/20/29                                                            1,925,000,000 JPY        20,510,711
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12                                              2,101,000,000 JPY        22,486,408
5 yr., 0.50%, 12/20/14                                             3,075,000,000 JPY        32,857,538
20 yr., 2.10%, 12/20/29                                            1,208,000,000 JPY        12,805,084
                                                                                      ----------------
                                                                                            88,659,741
KOREA, REPUBLIC OF SOUTH--1.1%
Korea (Republic of) Sr. Unsec. Monetary Stabilization
Bonds, 4.18%, 12/2/11                                             36,010,000,000 KPW        32,283,636
Korea (Republic of) Treasury Bonds, Series 0475-1112,
4.75%, 12/10/11                                                   19,180,000,000 KRW        17,348,521
                                                                                      ----------------
                                                                                            49,632,157
MALAYSIA--0.1%
Malaysian (Government of) Bonds:
Series 0110, 3.835%, 8/12/15                                           9,020,000 MYR         2,774,836
Series 0902, 4.378%, 11/29/19                                          9,270,000 MYR         2,885,673
                                                                                      ----------------
                                                                                             5,660,509
MEXICO--1.6%
United Mexican States Bonds:
5.625%, 1/15/17                                                        8,220,000             8,836,500
Series M10, 7.75%, 12/14/17                                          191,930,000 MXN        15,849,603
Series M10, 8%, 12/17/15                                              94,000,000 MXN         7,941,579
Series M10, 8.50%, 12/13/18                                           95,520,000 MXN         8,213,604
Series M20, 10%, 12/5/24                                             338,500,000 MXN        32,312,017
                                                                                      ----------------
                                                                                            73,153,303
NORWAY--0.0%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13                              4,280,000 NOK           800,851


                15 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
PANAMA--0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                  $      6,120,000      $      7,022,700
8.875%, 9/30/27                                                          260,000               336,700
9.375%, 4/1/29                                                         2,200,000             2,997,500
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                     2,275,000             2,576,438
                                                                                      ----------------
                                                                                            12,933,338
PERU--0.5%
Peru (Republic of) Bonds:
7.35%, 7/21/25                                                         3,480,000             4,054,200
7.84%, 8/12/20                                                        23,720,000 PEN         9,467,635
Series 7, 8.60%, 8/12/17                                              21,130,000 PEN         9,015,603
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16(10)                         363,871               297,828
                                                                                      ----------------
                                                                                            22,835,266
PHILIPPINES--0.2%
Philippines (Republic of the) Bonds, 8%, 1/15/16                       1,760,000             2,107,600
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds,
6.375%, 10/23/34                                                       6,310,000             6,215,350
                                                                                      ----------------
                                                                                             8,322,950
POLAND--0.8%
Poland (Republic of) Bonds:
Series 0414, 5.75%, 4/25/14                                           58,795,000 PLZ        21,195,818
Series 0415, 5.50%, 4/25/15                                           28,720,000 PLZ        10,249,067
Series 0511, 4.25%, 5/24/11                                           15,555,000 PLZ         5,468,835
                                                                                      ----------------
                                                                                            36,913,720
SOUTH AFRICA--1.5%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                          3,700,000             3,764,750
7.50%, 1/15/14                                                        50,790,000 ZAR         6,885,308
Series R207, 7.25%, 1/15/20(8)                                       129,860,000 ZAR        16,217,831
Series R157, 13.50%, 9/15/15                                         239,720,000 ZAR        40,871,951
                                                                                      ----------------
                                                                                            67,739,840
SWEDEN--0.0%
Sweden (Kingdom of) Bonds, Series 1050, 3%, 7/12/16                   12,930,000 SEK         1,822,703
THE NETHERLANDS--0.1%
Netherlands (Kingdom of the) Bonds, 4%, 1/15/37                        2,675,000 EUR         3,656,604
Netherlands (Kingdom of the) Sr. Unsec. Unsub. Nts.,
3.125%, 2/17/12                                                        2,090,000 EUR         2,915,725
                                                                                      ----------------
                                                                                             6,572,329
TURKEY--2.7%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                          6,790,000             7,443,198
7%, 9/26/16                                                            6,480,000             7,225,200
7%, 3/11/19                                                            2,710,000             3,004,713
10.622%, 8/6/14                                                       28,750,000 TRY        19,429,336
10.673%, 5/11/11(10)                                                  17,290,000 TRY        10,455,532


                16 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                   Principal
                                                                     Amount               Value
                                                                ----------------      --------------
12.032%, 2/2/11(10)                                                    4,115,000 TRY  $    2,549,605
16%, 3/7/12(1)                                                        69,345,000 TRY      51,446,200
Series CPI, 13.909%, 8/14/13(1)                                        6,930,000 TRY       6,717,548
Turkey (Republic of) Nts.:
7.25%, 3/15/15                                                         3,180,000           3,589,584
7.50%, 7/14/17                                                         3,480,000           3,984,600
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19                   4,220,000           4,805,525
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40                                                         2,300,000           2,271,250
7.25%, 3/5/38                                                          2,280,000           2,399,700
                                                                                      --------------
                                                                                         125,321,991
UKRAINE--0.2%
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17(2)              2,710,000           2,611,898
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12(2)                 7,200,000           7,254,720
                                                                                      --------------
                                                                                           9,866,618
UNITED ARAB EMIRATES--0.1%
Dubai DOF Sukuk Ltd. Sr. Unsec. Unsub. Nts., 6.396%,
11/3/14                                                                3,020,000           2,895,274
UNITED KINGDOM--0.4%
United Kingdom Treasury Bonds:
2.25%, 3/7/14                                                          6,200,000 GBP       9,400,163
4.25%, 3/7/11                                                          3,370,000 GBP       5,285,220
4.75%, 12/7/38                                                         1,760,000 GBP       2,778,758
                                                                                      --------------
                                                                                          17,464,141
URUGUAY--0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36                  4,575,000           5,204,063
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25               3,850,000           4,196,500
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22              6,875,000           8,215,625
                                                                                      --------------
                                                                                          17,616,188
VENEZUELA--0.9%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                             4,245,000           3,173,138
9.25%, 9/15/27                                                         2,480,000           1,953,000
Venezuela (Republic of) Nts.:
8.25%, 10/13/24                                                        3,750,000           2,615,625
8.50%, 10/8/14                                                         3,740,000           3,272,500
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%,
10/13/19                                                               5,490,000           3,939,075
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                            3,240,000           1,935,900
7.65%, 4/21/25                                                        13,685,000           8,963,675
Venezuela (Republic of) Unsec. Nts.:
6%, 12/9/20                                                            8,040,000           5,004,900
13.625%, 8/15/18(2)                                                   10,465,000          10,582,731
                                                                                      --------------
                                                                                          41,440,544
                                                                                      --------------
Total Foreign Government Obligations (Cost $1,048,960,137)                             1,090,862,336


                17 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                   Principal
                                                                     Amount               Value
                                                                ----------------      --------------
LOAN PARTICIPATIONS--2.6%
American Capital, Sr. Sec. Credit Facilities Revolving
Term Loan, 3.75%, 5/16/12(1, 8)                                 $      5,735,000      $    5,766,015
Bayerische Hypo-und Vereinsbank AG for the City of Kiev,
Ukraine Nts., 8.625%, 7/15/11(2)                                       5,520,000           5,382,000
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion
Term Loan, Tranche 2A, 7.50%, 1/18/12(1, 8)                            8,815,000           9,042,718
Credit Suisse First Boston International:
Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds,
9/7/11                                                                 1,400,000           1,403,500
Export-Import Bank of Ukraine, 8.40% Sec. Nts., 2/9/16                 4,610,000           4,379,500
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(2)                             3,760,000           3,891,600
7.288% Sr. Sec. Nts., 8/16/37(2)                                      13,780,000          13,866,125
8.125% Nts., 7/31/14(2)                                                3,030,000           3,404,963
8.146% Sr. Sec. Nts., 4/11/18(2)                                       5,280,000           5,979,600
8.625% Sr. Sec. Nts., 4/28/34(2)                                       3,330,000           3,896,100
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(2)                               8,700,000          10,331,250
Kuznetski Capital SA/Bank of Moscow, 7.375% Nts.,
11/26/10(2)                                                            1,510,000           1,563,228
Lyondell Chemical Co., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Roll-Up Debtor in Possession, 3.69%,
4/6/10(1, 8)                                                           2,880,000           3,078,000
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 12.50%, 7/20/15(8)                                     8,495,000           9,089,650
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75%
Nts., 5/29/18(2)                                                       2,950,000           3,325,830
Six Flags, Inc., Sr. Sec. Credit Facilities Term Loan,
12%, 3/16/16(1, 8)                                                     1,765,000           1,752,866
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts.,
7/29/13(2)                                                             8,930,000           9,901,138
TransCapitalInvest Ltd. for OJSC AK Transneft:
5.67% Sec. Bonds, 3/5/14(2)                                            2,760,000           2,898,110
8.70% Sec. Nts., 8/7/18(2)                                             1,500,000           1,802,076
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(2)                     9,090,000          10,305,788
VTB Capital SA:
6.25% Sr. Nts., 6/30/35(2)                                             2,210,000           2,232,100
6.465% Sr. Sec. Unsub. Nts., 3/4/15(2)                                 4,600,000           4,692,000
6.875% Sr. Sec. Nts., 5/29/18(2)                                       3,030,000           3,170,138
                                                                                      --------------
Total Loan Participations (Cost $113,523,085)                                            121,154,295
CORPORATE BONDS AND NOTES--24.9%
CONSUMER DISCRETIONARY--5.0%
AUTO COMPONENTS--0.4%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15(2)                   6,335,000           6,778,450
American Axle & Manufacturing Holdings, Inc., 9.25% Sr.
Sec. Nts., 1/15/17(2)                                                  4,300,000           4,611,750
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18                   1,090,000           1,133,600
Goodyear Tire & Rubber Co. (The), 9% Sr. Unsec. Nts.,
7/1/15                                                                 1,660,000           1,722,250
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14(3, 4)                                      1,875,000           1,809,375


                18 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                   Principal
                                                                     Amount               Value
                                                                ----------------      --------------
AUTO COMPONENTS CONTINUED
8.25% Sr. Unsec. Nts., 8/1/10(3, 4)                             $        580,000      $      559,700
                                                                                      --------------
                                                                                          16,615,125
AUTOMOBILES--0.2%
Ford Motor Co., 7.45% Bonds, 7/16/31                                   7,150,000           6,792,500
Ford Motor Credit Co. LLC, 8.125% Sr. Unsec. Nts.,
1/15/20                                                                2,435,000           2,558,564
                                                                                      --------------
                                                                                           9,351,064
DIVERSIFIED CONSUMER SERVICES--0.0%
StoneMor Operating LLC/Cornerstone Family Service of
West Virginia, Inc./Osiris Holdings of Maryland
Subsidiary, Inc., 10.25% Sr. Nts., 12/1/17(2)                          1,875,000           1,940,625
HOTELS, RESTAURANTS & LEISURE--1.2%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(2)                            1,810,000           1,583,750
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16(2)                 3,920,000           3,969,000
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13(2, 3)               4,560,000             433,200
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts.,
1/15/15(2)                                                             2,150,000           2,252,125
Harrah's Operating Co., 10% Sr. Sec. Nts., 12/15/18                    5,887,000           4,900,928
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts.,
3/1/14                                                                 2,890,000           2,485,400
Landry's Restaurant, Inc., 11.625% Sr. Sec. Nts.,
12/1/15(2)                                                             2,500,000           2,700,000
Las Vegas Sands Corp., 6.375% Sr. Unsec. Nts., 2/15/15                 3,295,000           3,138,488
Mashantucket Pequot Tribe, 8.50% Bonds, Series A,
11/15/15(2, 3)                                                         6,335,000           1,615,425
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                               3,185,000           2,699,288
6.75% Sr. Unsec. Nts., 4/1/13                                          6,635,000           6,037,850
9% Sr. Sec. Nts., 3/15/20(2)                                             545,000             564,075
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                                   1,630,000           1,401,800
8% Sr. Sub. Nts., 4/1/12                                               3,765,000           3,492,038
11.50% Sr. Sec. Nts., 11/1/17(2)                                       5,170,000           5,531,900
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts.,
8/15/19(2)                                                             3,380,000           3,447,600
Pinnacle Entertainment, Inc.:
8.25% Sr. Unsec. Sub. Nts., 3/15/12                                      968,000             965,580
8.625% Sr. Nts., 8/1/17(2)                                               455,000             447,038
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(2, 3, 4)                      250,000                  --
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts.,
2/1/14(3, 4)                                                          10,465,000              65,406
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                   3,845,000           4,234,306
Wendy's/Arby's Restaurants LLC, 10% Sr. Unsec. Unsub.
Nts., 7/15/16                                                          4,060,000           4,384,800
                                                                                      --------------
                                                                                          56,349,997
HOUSEHOLD DURABLES--0.2%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13                                        2,110,000           2,022,963
8.375% Sr. Nts., 4/15/12                                                 895,000             897,238
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                                    1,005,000             879,375
8.875% Sr. Sub. Nts., 4/1/12                                           3,325,000           3,083,938


                19 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                   Principal
                                                                     Amount               Value
                                                                ----------------      --------------
HOUSEHOLD DURABLES CONTINUED
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15(2)               $      3,820,000      $    4,039,650
                                                                                      --------------
                                                                                          10,923,164
INTERNET & CATALOG RETAIL--0.0%
Netflix, Inc., 8.50% Sr. Unsec. Nts., 11/15/17                           990,000           1,044,450
LEISURE EQUIPMENT & PRODUCTS--0.3%
Colt Defense LLC, 8.75% Sr. Unsec. Nts., 11/15/17(2)                   3,550,000           3,576,625
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18(2)                      8,170,000           8,129,150
Easton-Bell Sports, Inc., 9.75% Sr. Sec. Nts., 12/1/16(2)              3,695,000           3,907,463
                                                                                      --------------
                                                                                          15,613,238
MEDIA--1.9%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub.
Nts., 12/15/12                                                         1,775,000           1,788,313
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                                        2,190,000           2,214,638
11% Sr. Unsec. Unsub. Nts., 2/1/16                                     2,725,000           2,939,594
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(2, 11)                                            309                 202
12.02% Sr. Sub. Nts., 11/1/13(2, 11)                                   9,323,552           6,106,927
Belo Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27                      2,720,000           2,247,400
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec.
Nts., 11/15/17(2)                                                      5,795,000           5,983,338
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16                8,704,415          10,510,581
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11                                    485,000             459,538
6.25% Nts., 3/15/11                                                    4,210,000           4,094,225
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                                  6,210,000           4,890,375
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Nts.,
12/15/17(2)                                                              780,000             819,000
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts.,
9/15/14                                                                  670,000             661,625
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                     4,965,000           4,915,350
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14(1)                    1,615,000           1,360,638
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17(2)                  4,760,000           4,730,250
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(3)                                        1,330,000                 133
6.875% Sr. Unsec. Sub. Nts., 10/1/13(3)                                2,870,000                 287
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13                    705,000             582,506
Reader's Digest Association, Inc., 9.50% Sr. Sec. Nts.,
2/15/17(1, 2)                                                          4,330,000           4,438,250
Reynolds Group Escrow LLC, 7.75% Sr. Sec. Nts.,
10/15/16(2)                                                            2,935,000           3,030,388
Salem Communications Corp., 9.625% Sr. Sec. Nts.,
12/15/16                                                               1,000,000           1,050,000
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts.,
3/15/12                                                                6,250,000           6,218,750
Sirius Satellite Radio, Inc., 9.625% Sr. Unsec. Nts.,
8/1/13                                                                 1,215,000           1,274,231
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(2)                    11,275,000          10,880,375
Umbrella Acquisition, Inc., 9.75% Sr. Unsec. Unsub.
Nts., 3/15/15(2, 11)                                                   6,351,663           5,510,068
Valassis Communications, Inc., 8.25% Sr. Unsec. Unsub.
Nts., 3/1/15                                                           1,215,000           1,254,488
                                                                                      --------------
                                                                                          87,961,470


                20 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                   Principal
                                                                     Amount               Value
                                                                ----------------      --------------
MULTILINE RETAIL--0.2%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub.
Nts., 3/15/14                                                   $      8,180,000      $    8,016,400
SPECIALTY RETAIL--0.6%
Burlington Coat Factory Warehouse Corp., 11.125% Sr.
Unsec. Nts., 4/15/14                                                   7,190,000           7,639,375
Michaels Stores, Inc.:
10% Sr. Unsec. Unsub. Nts., 11/1/14                                    5,115,000           5,421,900
11.375% Sr. Unsec. Sub. Bonds, 11/1/16                                 3,385,000           3,672,725
Sally Holdings LLC, 10.50% Sr. Unsec. Sub. Nts., 11/15/16              1,280,000           1,401,600
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18              7,495,000           7,232,675
                                                                                      --------------
                                                                                          25,368,275
CONSUMER STAPLES--0.7%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec.
Unsub. Nts., 7/24/17(1)                                                4,470,000 BRR       2,472,721
Cott Beverages, Inc., 8.375% Sr. Nts., 11/15/17(2)                     1,610,000           1,666,350
                                                                                      --------------
                                                                                           4,139,071
FOOD & STAPLES RETAILING--0.1%
Pantry, Inc. (The), 7.75% Sr. Unsec. Sub. Nts., 2/15/14                1,805,000           1,759,875
Real Time Data Co., 11% Nts., 5/31/09(2, 3, 4, 11)                       142,981                  --
                                                                                      --------------
                                                                                           1,759,875
FOOD PRODUCTS--0.4%
ASG Consolidated LLC/ASG Finance, Inc., 11.50% Sr.
Unsec. Nts., 11/1/11                                                   5,675,000           5,731,750
Chiquita Brands International, Inc., 8.875% Sr. Unsec.
Unsub. Nts., 12/1/15                                                   1,690,000           1,761,825
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts.,
5/1/14(2)                                                              2,730,000           3,125,850
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11(2)                        1,500,000           1,520,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
10.625% Sr. Sub. Nts., 4/1/17                                          6,610,000           7,023,125
                                                                                      --------------
                                                                                          19,163,175
PERSONAL PRODUCTS--0.1%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts.,
1/15/14                                                                2,725,000           2,745,438
Revlon Consumer Products Corp., 9.75% Sr. Sec. Nts.,
11/15/15(2)                                                            2,455,000           2,547,063
                                                                                      --------------
                                                                                           5,292,501
ENERGY--4.2%
ENERGY EQUIPMENT & SERVICES--0.3%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr.
Unsec. Nts., 1/15/18(2)                                                4,580,000           4,522,750
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec.
Nts., 1/15/16(2)                                                       4,140,000           4,284,900
North American Energy Alliance LLC, 10.875% Sr. Sec.
Nts., 6/1/16(2)                                                        3,280,000           3,509,600
                                                                                      --------------
                                                                                          12,317,250
OIL, GAS & CONSUMABLE FUELS--3.9%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(2)              3,000,000           3,097,500



                21 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts.,
10/15/14                                                        $      3,665,000      $      3,545,888
Antero Resources Finance Corp., 9.375% Sr. Nts.,
12/1/17(2)                                                             4,915,000             5,087,025
Arch Coal, Inc., 8.75% Sr. Nts., 8/1/16(2)                             4,810,000             5,110,625
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts.,
2/1/18                                                                 6,775,000             7,486,375
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts.,
12/15/15                                                               2,285,000             2,216,450
Berry Petroleum Co.:
8.25% Sr. Sub. Nts., 11/1/16                                           1,940,000             1,973,950
10.25% Sr. Unsec. Nts., 6/1/14                                         2,485,000             2,752,138
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16                           2,365,000             2,560,113
Bumi Capital Pte. Ltd., 12% Sr. Sec. Nts., 11/10/16(2)                 2,100,000             2,304,750
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16               1,780,000             1,766,650
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Nts.,
12/15/17(2)                                                            3,505,000             3,592,625
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%
Sr. Unsec. Nts., 2/15/18(2)                                            1,285,000             1,331,581
Denbury Resources, Inc., 8.25% Sr. Unsec. Sub. Nts.,
2/15/20                                                                1,795,000             1,911,675
Energy XXI Gulf Coast, Inc., 10% Sr. Unsec. Nts., 6/15/13              1,745,000             1,797,350
Enterprise Products Operating LLP, 8.375% Jr. Sub. Nts.,
8/1/66(1)                                                              5,385,000             5,472,420
Forest Oil Corp.:
7.25% Sr. Unsec. Nts., 6/15/19                                         1,900,000             1,919,000
8.50% Sr. Unsec. Sub. Nts., 2/15/14                                    3,315,000             3,513,900
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18(2)                                                 7,030,000             8,550,238
11.75% Sr. Unsec. Nts., 1/23/15(2)                                    18,100,000            23,349,000
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16                  6,845,000             7,717,738
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(2)                 5,185,000             5,340,550
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                       2,570,000             2,688,991
OPTI Canada, Inc., 9% Sr. Sec. Nts., 12/15/12(2)                       1,255,000             1,298,925
Pemex Project Funding Master Trust, 6.625% Sr. Unsec.
Unsub. Nts., 6/15/38                                                   2,960,000             2,884,547
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                                  2,170,000             2,233,995
5.875% Sr. Unsec. Nts., 3/1/18                                         1,380,000             1,448,102
7.875% Sr. Unsec. Nts., 3/15/19                                        6,040,000             7,094,330
Petrohawk Energy Corp., 10.50% Sr. Unsec. Nts., 8/1/14                 6,060,000             6,719,025
Petroleos Mexicanos:
6% Sr. Unsec. Nts., 3/5/20(2)                                          2,680,000             2,760,400
8% Unsec. Unsub. Nts., 5/3/19                                          5,130,000             6,040,575
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr.
Unsec. Nts., 8/14/19(2)                                                4,330,000             4,947,025
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl.
A3, 6/15/11(2)                                                         1,568,376             1,551,348
Plains Exploration & Production Co., 10% Sr. Unsec.
Nts., 3/1/16                                                           5,690,000             6,315,900
PT Adaro Indonesia, 7.625% Nts., 10/22/19(2)                           3,750,000             3,914,250
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15                                          3,675,000             3,766,875
9.125% Sr. Unsec. Nts., 8/15/19                                        2,035,000             2,146,925


                22 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
11.75% Sr. Nts., 1/1/16                                         $      2,260,000      $      2,599,000
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17                                  1,020,000             1,055,700
8% Sr. Unsec. Sub. Nts., 5/15/19                                       2,530,000             2,713,425
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20(2)                                             4,365,000             4,277,700
9.875% Sr. Unsec. Nts., 5/15/16(2)                                     4,000,000             4,130,000
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18                        2,050,000             2,234,500
Tengizchevroil LLP, 6.124% Nts., 11/15/14(2)                           2,620,953             2,809,137
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17(2)               2,545,000             2,303,225
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32                    710,000               867,354
                                                                                      ----------------
                                                                                           181,198,795
FINANCIALS--3.1%
CAPITAL MARKETS--0.3%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts.,
11/6/69(2)                                                             1,550,000             1,697,250
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub.
Nts., 3/1/16                                                           1,875,000             1,771,875
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts.,
11/30/17(11)                                                           2,295,000             2,754,000
Fox Acquisition Sub LLC, 13.375% Sr. Nts., 7/15/16(2)                    165,000               157,781
Graham Packaging Co. LP:
8.50% Sr. Nts., 1/1/17(2)                                              2,250,000             2,278,125
9.875% Sr. Unsec. Sub. Nts., 10/15/14                                  4,930,000             5,139,525
MU Finance plc, 8.375% Sr. Sec. Nts., 2/1/17(2)                        2,440,000             2,418,650
                                                                                      ----------------
                                                                                            16,217,206
COMMERCIAL BANKS--1.4%
Banco BMG SA:
9.15% Nts., 1/15/16(2)                                                 3,520,000             3,810,400
9.95% Unsec. Unsub. Nts., 11/5/19(2)                                   2,100,000             2,310,000
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21(1, 2)              1,510,000             1,536,878
Banco do Brasil SA:
4.50% Sr. Unsec. Nts., 1/22/15(2)                                      3,400,000             3,508,392
8.50% Jr. Sub. Perpetual Bonds(2, 12)                                  4,250,000             4,738,750
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                          5,385,000 EUR         7,509,114
4.50% Sr. Sec. Nts., 7/13/21                                           3,684,000 EUR         4,929,503
Depfa ACS Bank, 4.375% Sr. Sec. Nts., 1/15/15                          1,900,000 EUR         2,636,234
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(2)                                    1,360,000             1,353,200
9.25% Sr. Nts., 10/16/13(2)                                           16,570,000            18,019,875
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(2)                                      6,050,000             6,145,130
6.375% Bonds, 4/30/22(1, 2)                                            6,060,000             5,721,543
Inter-American Development Bank, 5.942% Nts., 1/25/12(1)             353,428,589 COP           182,119
Ongko International Finance Co. BV, 10.50% Sec. Nts.,
3/29/04(2, 3, 4)                                                          90,000                    --


                23 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
COMMERCIAL BANKS CONTINUED
Salisbury International Investments Ltd., 4.399% Sec.
Nts., Series 2006-003, Tranche E, 7/20/11(1)                    $      1,100,000      $        951,060
                                                                                      ----------------
                                                                                            63,352,198
CONSUMER FINANCE--0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12(3, 4)                          7,200,000             2,190,960
DIVERSIFIED FINANCIAL SERVICES--0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts.,
1/15/26(2)                                                             5,344,092             4,168,392
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                        1,090,000 EUR         1,481,230
Banco Invex SA, 28.588% Mtg.-Backed Certificates, Series
062U, 3/13/34(1, 13)                                                   4,830,734 MXN         1,325,978
Capmark Financial Group, Inc.:
3.438% Sr. Unsec. Nts., 5/10/10(3, 4)                                  4,000,000             1,225,000
5.875% Sr. Unsec. Nts., 5/10/12(3, 4)                                  2,455,000               760,471
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                             8,765,000             8,107,625
Cloverie plc, 4.521% Sec. Nts., Series 2005-93,
12/20/10(1)                                                            1,100,000             1,028,170
GMAC, Inc., 8% Sr. Unsec. Nts., 11/1/31                                7,540,000             7,238,400
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35(2)                                            5,808,600 MXN           418,516
25.80% Mtg.-Backed Certificates, Series 06U, 9/25/35(1)                2,116,990 MXN           401,077
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A,
6/15/97(2, 14)                                                         6,360,000             3,529,463
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds,
2/2/20(2)                                                                900,000               942,750
Universal City Development Partners Ltd., 8.875% Sr.
Nts., 11/15/15(2)                                                      2,815,000             2,850,188
                                                                                      ----------------
                                                                                            33,477,260
INSURANCE--0.4%
American General Finance, 6.90% Nts., Series J, 12/15/17               5,475,000             4,801,657
International Lease Finance Corp., 5.875% Unsec. Unsub.
Nts., 5/1/13                                                           7,600,000             7,303,570
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16(2)                     3,975,000             4,114,125
                                                                                      ----------------
                                                                                            16,219,352
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
Wallace Theatre Holdings, Inc., 12.50% Sr. Sec. Nts.,
6/15/13(1, 2)                                                            665,000               686,613
THRIFTS & MORTGAGE FINANCE--0.3%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(2)                1,370,000             1,265,538
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11                                    1,124,000 EUR         1,563,655
4% Sec. Mtg. Nts., Series 2, 9/27/16                                   7,095,000 EUR         9,722,847
4.375% Sec. Nts., 5/19/14                                                760,000 EUR         1,078,048
                                                                                      ----------------
                                                                                            13,630,088
HEALTH CARE--1.1%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13                  3,340,000             3,406,800
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17(11)                                  4,070,000             4,497,350
11.625% Sr. Unsec. Sub. Nts., 10/15/17                                 1,911,000             2,149,875
Inverness Medical Innovations, Inc., 7.875% Sr. Nts.,
2/1/16(2)                                                              1,630,000             1,603,513


                24 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts.,
6/1/15(11)                                                      $      2,340,000      $      2,340,000
                                                                                      ----------------
                                                                                            13,997,538
HEALTH CARE PROVIDERS & SERVICES--0.7%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14(2)                                       1,535,000             1,676,988
12.375% Sr. Sec. Nts., 11/1/14(2)                                      3,070,000             3,377,000
BioScrip, Inc., 10.25% Sr. Unsec. Nts., 10/1/15(2)                     1,090,000             1,114,525
Catalent Pharma Solutions, Inc., 8.956% Sr. Unsec. Nts.,
4/15/15(11)                                                            2,476,481             2,445,525
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts.,
7/15/15                                                                4,145,000             4,300,438
HCA, Inc., 6.375% Nts., 1/15/15                                        5,165,000             4,932,575
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16                     4,975,000             5,404,094
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15              5,580,000             5,342,850
US Oncology Holdings, Inc., 6.643% Sr. Unsec. Nts.,
3/15/12(1, 11)                                                         1,872,850             1,783,890
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17                       2,155,000             2,262,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co.
II, Inc., 8% Sr. Nts., 2/1/18(2)                                       2,455,000             2,399,763
                                                                                      ----------------
                                                                                            35,040,398
PHARMACEUTICALS--0.1%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec.
Nts., 11/15/14                                                         2,920,000             3,186,450
INDUSTRIALS--2.7%
AEROSPACE & DEFENSE--0.2%
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec.
Nts., 4/1/15                                                           7,305,000             5,679,638
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11                 5,105,000             5,156,050
                                                                                      ----------------
                                                                                            10,835,688
AIRLINES--0.6%
American Airlines, Inc., 10.50% Sr. Sec. Nts.,
10/15/12(2)                                                            8,830,000             9,448,100
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14(2)                                        1,010,000             1,066,813
12.25% Sr. Sec. Nts., 3/15/15(2)                                       7,955,000             8,521,794
United Air Lines, Inc.:
9.875% Sr. Sec. Nts., 8/1/13(2)                                        4,090,000             4,314,950
12% Sr. Sec. Nts., 11/1/13(2)                                          5,315,000             5,527,600
                                                                                      ----------------
                                                                                            28,879,257
BUILDING PRODUCTS--0.4%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14                     7,955,000             8,223,481
Associated Materials LLC, 9.875% Sr. Sec. Nts., 11/15/16               1,620,000             1,757,700
Goodman Global Group, Inc., 11.843% Sr. Nts.,
12/15/14(2, 10)                                                        4,155,000             2,451,450
Ply Gem Industries, Inc., 13.125% Sr. Sub. Nts.,
7/15/14(2)                                                             5,065,000             5,280,263
                                                                                      ----------------
                                                                                            17,712,894
COMMERCIAL SERVICES & SUPPLIES--0.3%
Acco Brands Corp., 10.625% Sr. Sec. Nts., 3/15/15(2)                   1,365,000             1,498,088
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15                  2,320,000             2,383,800


                25 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14                     $      8,635,000      $      8,915,638
                                                                                      ----------------
                                                                                            12,797,526
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(2)                   6,272,056             6,899,262
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20(2)                                         1,530,000             1,600,763
9.625% Sr. Unsec. Nts., 4/9/14(2)                                      1,520,000             1,786,000
                                                                                      ----------------
                                                                                            10,286,025
MACHINERY--0.3%
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13                    5,415,000             5,428,538
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                         6,840,000             6,686,100
                                                                                      ----------------
                                                                                            12,114,638
MARINE--0.1%
Marquette Transportation Co., 10.875% Sr. Sec. Nts.,
1/15/17(2)                                                             4,400,000             4,493,500
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17(2)                1,240,000             1,289,600
                                                                                      ----------------
                                                                                             5,783,100
PROFESSIONAL SERVICES--0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(2)               5,265,000             4,975,425
ROAD & RAIL--0.3%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14                                 6,095,000             6,064,525
9.625% Sr. Nts., 3/15/18(2)                                              545,000               572,250
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16                       3,785,000             4,083,069
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(2)                 2,911,280             2,387,250
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23                        10,000,000 ZAR         1,437,669
                                                                                      ----------------
                                                                                            14,544,763
TRADING COMPANIES & DISTRIBUTORS--0.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16(2)                             1,610,000             1,638,175
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15(2)                  1,270,000             1,276,350
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17(2)                655,000               697,575
United Rentals North America, Inc.:
7% Sr. Unsec. Unsub. Nts., 2/15/14                                     1,710,000             1,590,300
9.25% Sr. Unsec. Unsub. Nts., 12/15/19                                 1,495,000             1,532,375
                                                                                      ----------------
                                                                                             6,734,775
INFORMATION TECHNOLOGY--1.2%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub.
Nts., 8/1/16                                                           5,530,000             5,958,575
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16                       10,370,000            10,486,663
                                                                                      ----------------
                                                                                            16,445,238
IT SERVICES--0.4%
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15                      9,700,000             8,414,750
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                                        3,420,000             3,522,600
10.25% Sr. Unsec. Sub. Nts., 8/15/15                                   6,397,000             6,756,831
                                                                                      ----------------
                                                                                            18,694,181


                26 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Freescale Semiconductor, Inc., 8.875% Sr. Unsec. Nts.,
12/15/14                                                        $     11,655,000      $     11,188,800
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/18/14                                         5,290,000             5,184,200
9.50% Sr. Unsec. Unsub. Nts., 10/15/15                                 5,150,000             5,111,375
                                                                                      ----------------
                                                                                            21,484,375
MATERIALS--3.0%
CHEMICALS--0.8%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(2)                 4,185,000             4,415,175
Hexion Finance Escrow LLC/Hexion Escrow Corp., 8.875%
Sr. Sec. Nts., 2/1/18(2)                                               6,950,000             6,880,500
Hexion US Finance Corp./Hexion Nova Scota Finance ULC,
9.75% Sr. Sec. Nts., 11/15/14                                          4,160,000             4,264,000
Huntsman International LLC, 7.375% Sr. Unsub. Nts.,
1/1/15                                                                 9,455,000             9,431,363
Momentive Performance Materials, Inc., 11.50% Sr. Unsec.
Sub. Nts., 12/1/16                                                    14,365,000            13,431,275
                                                                                      ----------------
                                                                                            38,422,313
CONSTRUCTION MATERIALS--0.2%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.(2, 12)             2,750,000             1,957,882
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(2)                   2,270,000             2,360,800
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts.,
3/30/20(2)                                                             1,800,000             1,831,500
                                                                                      ----------------
                                                                                             6,150,182
CONTAINERS & PACKAGING--0.4%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts.,
9/15/14                                                                7,045,000             6,912,906
Cascades, Inc.:
7.75% Sr. Nts., 12/15/17(2)                                            1,250,000             1,265,625
7.875% Sr. Nts., 1/15/20(2)                                              850,000               858,500
Graphic Packing International, Inc., 9.50% Sr. Unsec.
Unsub. Nts., 6/15/17                                                   5,295,000             5,678,888
Jefferson Smurfit Corp., 7.50% Sr. Unsec. Unsub. Nts.,
6/1/13(3, 4)                                                           1,360,000             1,203,600
Smurfit-Stone Container Corp., 8% Sr. Unsec. Unsub.
Nts., 3/15/17(3, 4)                                                    2,895,000             2,598,263
Stone Container Corp., 8.375% Sr. Nts., 7/1/12(3, 4)                   1,365,000             1,218,263
                                                                                      ----------------
                                                                                            19,736,045
METALS & MINING--0.7%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(2)               1,500,000             1,575,000
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15(2)                   2,445,000             2,301,356
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15(1)                       6,055,000             5,873,350
United Maritime LLC, 11.75% Sr. Sec. Nts., 6/15/15(2)                  3,515,000             3,620,450
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(2)              14,715,000            16,333,650
Voto-Votorantim Overseas Trading Operations, 6.625% Sr.
Unsec. Nts., 9/25/19(2)                                                1,400,000             1,410,500
                                                                                      ----------------
                                                                                            31,114,306
PAPER & FOREST PRODUCTS--0.9%
Abitibi-Consolidated Co. of Canada, 8.375% Sr. Unsec.
Sub. Nts., 4/1/15(3, 4)                                                2,675,000               675,438


                27 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
PAPER & FOREST PRODUCTS CONTINUED
Abitibi-Consolidated, Inc.:
6% Sr. Unsec. Unsub. Nts., 6/20/13(3, 4)                        $      3,035,000      $        766,338
7.75% Sr. Unsec. Nts., 6/15/11(3, 4)                                   3,140,000               792,850
8.85% Unsec. Bonds, 8/1/30(3, 4)                                       1,425,000               359,813
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15(2)                4,900,000             4,900,000
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec.
Nts., 1/15/11(3, 4)                                                    2,760,000               690,000
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13(3, 4)                                   4,755,000             1,783,125
9% Sr. Unsec. Nts., 8/1/09(3, 4)                                       1,390,000               531,675
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16(2)                   4,466,000             4,499,495
Celulosa Arauco y Constitucion SA, 7.25% Sr. Unsec.
Unsub. Nts., 7/29/19                                                   1,860,000             2,005,530
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20(2, 8)                2,300,000             2,340,250
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                        10,895,000            10,895,000
PE Paper Escrow GmbH, 12% Sr. Sec. Nts., 8/1/14(2)                     1,835,000             2,077,090
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14                                           3,625,000             3,534,375
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16                         6,365,000             5,585,288
                                                                                      ----------------
                                                                                            41,436,267
TELECOMMUNICATION SERVICES--2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(2)                        4,545,000             4,658,625
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17                        2,510,000             2,553,925
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15(2)                    3,455,000             3,852,325
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17                  5,055,000             5,370,938
Intelsat Jackson Holdings SA, 11.25% Sr. Unsec. Nts.,
6/15/16                                                                2,355,000             2,561,063
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts.,
11/1/14                                                                7,940,000             7,781,200
PAETEC Holding Corp.:
8.875% Sr. Sec. Nts., 6/30/17(2)                                       3,045,000             3,143,963
9.50% Sr. Unsec. Unsub. Nts., 7/15/15                                  8,505,000             8,653,838
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16(2)                3,290,100 PEN         1,202,530
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19(2)               3,355,000             4,000,838
tw telecom holdings, Inc., 8% Sr. Nts., 3/1/18(2)                      1,090,000             1,119,975
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16                2,560,000             2,630,400
Winstar Communications, Inc., 12.75% Sr. Nts.,
4/15/10(3, 4)                                                            250,000                    --
                                                                                      ----------------
                                                                                            47,529,620
WIRELESS TELECOMMUNICATION SERVICES--1.0%
America Movil SAB de CV:
6.125% Sr. Nts., 3/30/40(2)                                            3,000,000             2,939,400
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                               52,700,000 MXN         3,653,457
Clearwire Communications LLC, 12% Sr. Sec. Nts.,
12/1/15(2)                                                             5,055,000             5,181,375
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts.,
11/1/14                                                               10,085,000            10,311,913
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14               10,060,000            10,336,650
Nextel Communications, Inc., 7.375% Sr. Nts., Series D,
8/1/15                                                                 5,820,000             5,558,100
Sprint Capital Corp.:
8.375% Nts., 3/15/12                                                   2,455,000             2,565,475


                28 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
8.75% Nts., 3/15/32                                             $      5,705,000      $      5,319,913
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(3, 4)                           500,000                    --
                                                                                      ----------------
                                                                                            45,866,283
UTILITIES--1.9%
ELECTRIC UTILITIES--1.0%
Centrais Eletricas Brasileiras SA, 6.857% Sr. Unsec.
Unsub. Nts., 7/30/19(2)                                                2,700,000             2,956,500
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                    11,945,000             8,391,363
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10(2)                 1,115,000 BRR           636,390
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec.
Nts., 7/29/19(2)                                                       2,600,000             2,886,000
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts.,
11/1/17                                                                1,710,000             1,278,225
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18                                     20,000,000 ZAR         2,783,684
10% Nts., Series ES23, 1/25/23                                        26,000,000 ZAR         3,732,160
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(2)                     9,000,000             9,790,974
Majapahit Holding BV:
7.25% Nts., 10/17/11(2)                                                1,990,000             2,116,863
7.75% Nts., 10/17/16(2)                                                4,450,000             4,900,563
8% Sr. Unsec. Nts., 8/7/19(2)                                          2,300,000             2,538,625
National Power Corp., 5.875% Unsec. Unsub. Bonds,
12/19/16                                                             109,600,000 PHP         2,265,730
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr.
Unsec. Nts., Series A, 11/1/15                                         1,795,000             1,256,500
TGI International Ltd., 9.50% Nts., 10/3/17(2)                         2,692,000             3,008,310
                                                                                      ----------------
                                                                                            48,541,887
ENERGY TRADERS--0.9%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17                   1,145,000             1,167,900
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(2)                              3,060,000             3,088,305
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16                 10,010,000             8,358,350
Energy Future Holdings Corp., 10% Sr. Sec. Nts.,
1/15/20(2)                                                             4,975,000             5,211,313
Mirant North America LLC, 7.375% Sr. Unsec. Nts.,
12/31/13                                                               2,950,000             2,957,375
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                                               3,625,000             3,597,813
7.375% Sr. Nts., 2/1/16                                                5,160,000             5,134,200
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19(2)                                 2,280,000             2,479,500
7.39% Sr. Gtd. Unsec. Nts., 12/2/24(2)                                 2,270,000             2,400,525
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr.
Nts., 1/29/15(2)                                                       2,100,000             2,277,902
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts.,
6/15/14                                                                4,170,000             3,919,800
                                                                                      ----------------
                                                                                            40,592,983
                                                                                      ----------------
Total Corporate Bonds and Notes (Cost $1,083,271,594)                                    1,155,730,309

                                                                     Shares
                                                                ----------------
PREFERRED STOCKS--0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(4, 11)                4,253                    --


                29 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                     Shares                 Value
                                                                ----------------      ----------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
Series B, Non-Vtg.(4)                                                      5,000      $             --
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(4, 11)                     151                    --
                                                                                      ----------------
Total Preferred Stocks (Cost $537,064)                                                              --
COMMON STOCKS--0.1%
American Media, Inc. (2, 4)                                                1,562                    --
Arco Capital Corp. Ltd. (2, 4)                                           690,638             1,726,595
Charter Communications, Inc., Cl. A (4)                                  110,986             3,829,017
Global Aviation Holdings, Inc. (4)                                             1                 1,000
MHP SA, GDR (2, 4)                                                        56,610               769,330
Orbcomm, Inc. (4)                                                            375                   806
Premier Holdings Ltd. (4)                                                 18,514                    --
                                                                                      ----------------
Total Common Stocks (Cost $12,804,011)                                                       6,326,748

                                                                      Units
                                                                ----------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp.
2/28/11 (4) (Cost $2,025)                                                    266                     3

                                                                Principal Amount
                                                                ----------------
STRUCTURED SECURITIES--4.5%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Nts., 10%,
9/18/24                                                            9,240,000,000 IDR         1,042,350
Indonesia (Republic of) Total Return Linked Nts., 10%,
9/18/24                                                           15,630,000,000 IDR         1,763,195
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, Series 1,
13.95%, 12/15/10(1, 2)                                                 2,650,000 GHS         1,854,394
Ghana (Republic of) Credit Linked Bonds, Series 10,
13.95%, 12/15/10(1, 2)                                                 1,120,000 GHS           783,744
Ghana (Republic of) Credit Linked Nts., 12.08%, 6/9/10(2)              1,180,000 GHS           825,647
Ghana (Republic of) Credit Linked Nts., 12.08%, 6/9/10(2)              1,180,000 GHS           825,647
Ghana (Republic of) Credit Linked Nts., 12.08%, 6/9/10(2)              1,180,000 GHS           825,647
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19       15,590,000,000 IDR         1,991,689
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19       31,590,000,000 IDR         4,035,757
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19       31,580,000,000 IDR         4,034,480
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/17/15        15,790,000,000 IDR         1,825,494
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/17/15        15,670,000,000 IDR         1,811,620
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/17/15        33,010,000,000 IDR         3,816,311
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%,
10/25/18(2)                                                        3,255,000,000 COP         1,914,178
Colombia (Republic of) Credit Linked Nts., 11%, 5/19/11            6,880,000,000 COP         3,824,179
Colombia (Republic of) Credit Linked Nts., 13.244%,
2/26/15(2, 13)                                                     2,199,000,000 COP         2,414,433
Colombia (Republic of) Credit Linked Nts., Series 01,
13.244%, 2/26/15(2, 13)                                              811,000,000 COP           890,453


                30 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
Colombia (Republic of) Credit Linked Nts., Series 02,
13.244% 2/26/15(2, 13)                                             1,345,000,000 COP  $      1,476,768
Colombia (Republic of) Credit Linked Nts., Series II,
15%, 4/27/12(2)                                                      552,359,546 COP           334,137
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(2)                                                         1,034,000,000 COP           625,493
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(2)                                                         1,200,000,000 COP           725,911
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(2)                                                           927,000,000 COP           560,766
Dominican Republic Unsec. Credit Linked Nts., 15%,
3/12/12(2)                                                            49,300,000 DOP         1,397,138
Ghana (Republic of) Credit Linked Nts., 13.50%, 4/6/10(2)              2,990,000 GHS         2,103,891
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11(3)                       53,910,000 RUR               183
Oreniz Total Return Linked Nts., 9.24%, 2/24/12(1)                   105,151,500 RUR         2,857,329
Vietnam Shipping Industry Group Total Return Linked
Nts., 10.50%, 1/19/17                                             14,609,000,000 VND           382,435
Credit Suisse First Boston, Inc. (Nassau Branch),
Russian Specialized Construction & Installation
Administration Total Return Linked Nts., 0%,
5/20/10(3, 4, 16)                                                     97,250,000 RUR            33,033
Credit Suisse Group AG, Russian Moscoblgaz Finance Total
Return Linked Nts., 9.25%, 6/27/12                                   106,500,000 RUR         3,364,243
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)              41,550,000 RUR         1,592,676
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)              30,880,000 RUR         1,183,678
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)              44,460,000 RUR         1,704,221
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11                      3,896,333 MXN           302,820
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11                      2,589,458 MXN           201,250
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%,
4/30/25(2, 10)                                                         2,843,277             1,662,454
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%,
4/30/25(2, 10)                                                         2,271,446             1,328,107
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%,
4/30/25(2, 10)                                                         2,135,063             1,248,364
Coriolanus Ltd. Sec. Credit Linked Nts., 10.002%,
12/31/17(2, 13)                                                       20,560,000 BRR         7,283,606
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%,
9/10/10(2)                                                             3,300,000             1,412,400
Coriolanus Ltd. Sec. Credit Linked Nts., 3.138%,
4/30/25(2, 8, 10)                                                      2,000,799             1,169,860
Coriolanus Ltd. Sec. Credit Linked Nts., 3.191%,
4/30/25(2, 10)                                                         2,491,157             1,456,571
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%,
4/26/11(1, 2)                                                            655,000               749,517
Indonesia (Republic of) Credit Linked Nts., 10.50%,
8/23/30                                                           40,660,000,000 IDR         4,546,485
Indonesia (Republic of) Credit Linked Nts., 12.80%,
6/22/21                                                           11,690,000,000 IDR         1,612,332
Indonesia (Republic of) Credit Linked Nts., 9.50%,
6/22/15                                                                  820,000               885,645
Indonesia (Republic of) Credit Linked Nts., Series 02,
12.80%, 6/22/21                                                   29,700,000,000 IDR         4,079,865
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)              45,990,000 RUR         1,762,868
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)              38,600,000 RUR         1,479,598
Opic Reforma I Credit Linked Nts., Cl. 1A, 6.93%,
9/24/14(1, 2, 17)                                                     14,850,000 MXN         1,201,092
Opic Reforma I Credit Linked Nts., Cl. 1B, 6.93%,
9/24/14(1, 2, 17)                                                      2,970,000 MXN           240,218


                31 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
Opic Reforma I Credit Linked Nts., Cl. 1C, 6.93%,
9/24/14(1, 2, 17)                                                      4,950,000 MXN  $        400,364
Opic Reforma I Credit Linked Nts., Cl. 1D, 6.93%,
9/24/14(1, 2, 17)                                                      2,475,000 MXN           200,182
Opic Reforma I Credit Linked Nts., Cl. 1E, 6.93%,
9/24/14(1, 2, 17)                                                      3,465,000 MXN           280,255
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.42%,
5/22/15(1, 2, 17)                                                      1,417,014 MXN           114,610
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.42%,
5/22/15(1, 2, 17)                                                      2,479,100 MXN           200,514
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.42%,
5/22/15(1, 2, 17)                                                     37,378,810 MXN         3,023,258
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.42%,
5/22/15(1, 2, 17)                                                      2,724,116 MXN           220,331
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.42%,
5/22/15(1, 2, 17)                                                      1,979,122 MXN           160,075
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.42%,
5/22/15(1, 2, 17)                                                      1,263,966 MXN           102,232
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.42%,
5/22/15(1, 2, 17)                                                        232,771 MXN            18,827
Ukraine (Republic of) 5 yr. Total Return Linked Nts.,
4.05%, 8/27/10                                                           885,000               442,500
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts.,
4.05%, 3/1/11                                                            885,000               442,500
Ukraine (Republic of) 6 yr. Total Return Linked Nts.,
4.05%, 8/30/11                                                           885,000               442,500
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts.,
4.05%, 2/29/12                                                           885,000               442,500
Ukraine (Republic of) 7 yr. Total Return Linked Nts.,
4.05%, 8/30/12                                                           885,000               442,500
United Mexican States Credit Linked Nts., 9.52%, 1/5/11                2,581,081 MXN           200,599
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3,
7.04%, 12/12/11(1, 2)                                                 34,190,000 RUR         1,162,430
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.791%, 4/30/12(1, 2)                                      4,100,000             3,093,040
Series 335, 2.241%, 4/30/12(1, 2)                                      6,300,000             5,544,000
Goldman Sachs & Co., Turkey (Republic of) Credit Linked
Nts., 14.802%, 3/29/17(2, 10)                                         21,980,000 TRY         5,905,513
Goldman Sachs Capital Markets LP, Colombia (Republic of)
Credit Linked Nts., 10.476%, 2/8/37(2, 10)                        63,720,800,000 COP         1,488,161
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.494%, 12/20/17(1, 2)                                12,250,000            10,688,125
Series 2008-01, 9.888%, 8/2/10(2, 3, 4, 10)                           14,337,604 BRR           806,231
Series 2008-2A, 6.704%, 9/17/13(1, 2)                                 17,001,250            17,162,762
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.218%,
10/31/16(2, 10)                                                   12,177,000,000 COP         3,425,306
Colombia (Republic of) Credit Linked Bonds, Series A,
10.218%, 10/31/16(2, 10)                                          12,125,000,000 COP         3,410,679
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                           24,160,000,000 IDR         3,081,233
Peru (Republic of) Credit Linked Nts., 8.115%,
9/2/15(2, 10)                                                          3,470,000 PEN           838,283
Swaziland (Kingdom of) Credit Linked Nts., 7.25%,
6/20/10(2)                                                             1,120,000             1,126,720
JPMorgan Chase & Co. London Branch, Indonesia (Republic
of) Credit Linked Nts., 12.80%, 6/17/21                           25,490,000,000 IDR         3,491,759
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 2,
10.50%, 8/19/30(2)                                                40,660,000,000 IDR         4,539,871
Indonesia (Republic of) Credit Linked Nts., Series 2,
11%, 9/17/25(2)                                                   15,710,000,000 IDR         1,905,503


                32 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
Indonesia (Republic of) Credit Linked Nts., Series 3,
11%, 9/17/25(2)                                                   31,420,000,000 IDR  $      3,811,007
Indonesia (Republic of) Credit Linked Nts., Series 5,
10.50%, 8/19/30(2)                                                29,550,000,000 IDR         3,299,390
Russian Federation Credit Linked Bonds, 10%, 9/30/11(1, 2)           130,790,000 RUR         4,729,062
Lehman Brothers Treasury Co. BV, Microvest Capital
Management LLC Credit Linked Nts., 7.55%, 5/24/12(2)                   5,267,585             5,234,399
Merrill Lynch, Colombia (Republic of) Credit Linked
Nts., 10%, 11/17/16(2)                                             1,784,000,000 COP           843,956
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(2)               4,885,000 PEN         1,384,457
Russian Federation Total Return Linked Bonds, Series 007,
Cl. VR, 5%, 8/22/34                                                   82,980,910 RUR         1,382,832
Morgan Stanley & Co. International Ltd./Red Arrow
International Leasing plc Total Return Linked Nts.,
Series A, 8.375%, 7/10/12                                             12,674,876 RUR           429,851
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts.,
12.551%, 1/5/22(2, 10)                                                28,914,000 BRR         1,744,010
Ukraine (Republic of) Credit Linked Nts., 2.396%,
10/15/17(1, 2)                                                         8,300,000             6,100,500
Ukraine (Republic of) Credit Linked Nts., Series 2,
3.266%, 10/15/17(1, 2)                                                 6,800,000             4,964,000
United Mexican States Credit Linked Nts., 5.64%,

11/20/15(2)                                                            2,000,000             1,704,400
WTI Trading Ltd. Total Return Linked Nts., Series A,
15%, 3/8/12                                                            5,531,391             5,313,454
WTI Trading Ltd. Total Return Linked Nts., Series C,
15%, 3/8/12                                                            7,398,153             7,108,885
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%,
12/28/11(2)                                                            1,222,052 GHS           808,537
                                                                                      ----------------
Total Structured Securities (Cost $234,322,508)                                            209,106,275
EVENT-LINKED BONDS--1.0%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.201%,
5/22/12(1, 2)                                                          1,888,000             1,862,512
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2,
11.751%, 2/24/12(1, 2)                                                   820,000               906,920
East Lane Re II Ltd. Catastrophe Linked Nts., 14.751%,
4/7/11(1, 2)                                                           2,808,000             2,787,291
East Lane Re III Ltd. Catastrophe Linked Nts., 10.501%,
3/16/12(1, 2)                                                          3,373,000             3,630,866
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.149%,
8/10/11(1, 2)                                                          2,880,000             2,845,440
Foundation RE III Ltd. Catastrophe Linked Nts., Series
1-A, 5.806%, 2/3/14(1, 2)                                              1,253,000             1,269,571
Longpoint RE Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13(1, 2)                                                  1,915,000             1,949,393
5.40%, 12/24/12(1, 2)                                                  1,033,000             1,050,571
Medquake Ltd. Catastrophe Linked Nts., 5.35%,
5/31/10(1, 2)                                                          1,500,000             1,496,400
Merna Reinsurance II Ltd. Catastrophe Linked Nts.,
4/8/13(1, 2, 15)                                                       1,949,000             1,949,000
Midori Ltd. Catastrophe Linked Nts., 3.001%,
10/24/12(1, 2)                                                         3,314,000             3,278,209
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12(1, 2)                                                   599,000               603,792


                33 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                Principal Amount            Value
                                                                ----------------      ----------------
11.50%, 10/19/12(1, 2)                                          $      1,790,000      $      1,888,987
Muteki Ltd. Catastrophe Linked Nts., 4.65%, 5/24/11(1, 2)              2,100,000             2,073,278
Nelson Re Ltd. Catastrophe Linked Nts., Series 2007-I,
Cl. A, 12.15%, 6/21/10(1, 2)                                           3,340,000             3,395,194
Redwood Capital XI Ltd. Catastrophe Linked Nts., 6.25%,
1/10/11(1, 2)                                                          1,331,000             1,340,230
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:
Series CL2, 11.752%, 6/6/11(1, 2)                                      2,590,000             2,617,195
Series CL3, 12.502%, 6/7/10(1, 2)                                      1,000,000             1,013,000
Successor X Ltd. Catastrophe Linked Nts.:
12.941%, 12/9/10(2, 10)                                                  683,000               620,437
23.131%, 12/9/10(2, 10)                                                  939,000               806,507
16.75%, 4/4/13(1, 2)                                                   1,774,000             1,773,113
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%,
6/24/11(2, 10)                                                         4,205,000             6,344,294
Willow Re Ltd. Catastrophe Linked Nts., 6.382%,
6/16/10(2, 3)                                                          1,582,000             1,281,420
                                                                                      ----------------
Total Event-Linked Bonds (Cost $44,370,236)                                                 46,783,620

                                                                     Shares
                                                                ----------------
INVESTMENT COMPANIES--15.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00% (16, 18)                                                 1,373,237             1,373,237
Oppenheimer Institutional Money Market Fund, Cl. E,
0.15% (18, 19)                                                       238,559,144           238,559,144
Oppenheimer Master Event-Linked Bond Fund, LLC (4, 19)                 1,404,749            14,877,006
Oppenheimer Master Loan Fund, LLC (4, 19)                             43,351,230           467,866,737
                                                                                      ----------------
Total Investment Companies (Cost $708,769,148)                                             722,676,124
                                                                                      ----------------
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned)
(Cost $4,648,471,721)                                                                    4,701,923,914
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
LOANED--0.1%
OFI Liquid Assets Fund, LLC, 0.18%(18, 19) (Cost $5,163,000)           5,163,000             5,163,000
                                                                                      ----------------
TOTAL INVESTMENTS, AT VALUE (COST $4,653,634,721)                          101.2%        4,707,086,914
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (1.2)          (56,827,446)
                                                                ----------------      ----------------
NET ASSETS                                                                 100.0%     $  4,650,259,468
                                                                ================      ================

Footnotes to Statement of Investments

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
DKK   Danish Krone
DOP   Dominican Republic Peso
EGP   Egyptian Pounds


                34 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

EUR   Euro
GBP   British Pound Sterling
GHS   Ghana Cedi
HUF   Hungarian Forint
IDR   Indonesia Rupiah
ILS   Israeli Shekel
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Nuevo Peso
MYR   Malaysian Ringgit
NOK   Norwegian Krone
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
TRY   New Turkish Lira
VND   Vietnam Dong
ZAR   South African Rand

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $845,228,362 or 18.18% of the Fund's net assets as of March 31, 2010.

(3.) Issue is in default. See accompanying Notes.

(4.) Non-income producing security.

(5.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $26,625,462. See accompanying Notes.

(6.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $28,661,757 or 0.62% of the Fund's net assets as of March 31, 2010.

(7.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(8.) When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See accompanying Notes.

(9.) Partial or fully-loaned security. See accompanying Notes.

(10.) Zero coupon bond reflects effective yield on the date of purchase.

(11.) Interest or dividend is paid-in-kind, when applicable.

(12.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(13.) Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(14.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(15.) Interest rate will be determined at a later date.

(16.) Interest rate is less than 0.0005%.


                35 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

(17.) Restricted security. The aggregate value of restricted securities as of March 31, 2010 was $6,161,958, which represents 0.13% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                 UNREALIZED
                                                       ACQUISITION                              APPRECIATION
SECURITY                                                   DATE         COST         VALUE     (DEPRECIATION)
----------------------------------------------------   -----------   ----------   ----------   --------------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1A, 6.93%, 9/24/14                                    12/27/07   $1,364,764   $1,201,092    $  (163,672)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1B, 6.93%, 9/24/14                                     6/12/08      286,334      240,218        (46,116)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1C, 6.93%, 9/24/14                                     8/12/08      487,085      400,364        (86,721)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1D, 6.93%, 9/24/14                                      8/6/09      189,935      200,182         10,247
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1E, 6.93%, 9/24/14                                     9/10/09      259,017      280,255         21,238
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2A, 8.42%, 5/22/15                                     5/21/08      136,622      114,610        (22,012)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2B, 8.42%, 5/22/15                                     6/12/08      239,007      200,514        (38,493)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2C, 8.42%, 5/22/15                                     6/18/08    3,626,317    3,023,258       (603,059)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2D, 8.42%, 5/22/15                                      7/8/08      264,086      220,331        (43,755)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2E, 8.42%, 5/22/15                                     7/15/08      192,185      160,075        (32,110)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2F, 8.42%, 5/22/15                                      8/8/08      124,426      102,232        (22,194)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2G, 8.42%, 5/22/15                                     8/22/08       22,959       18,827         (4,132)
                                                                     ----------   ----------    -----------
                                                                     $7,192,737   $6,161,958    $(1,030,779)
                                                                     ==========   ==========    ===========

(18.) Rate shown is the 7-day yield as of March 31, 2010.

(19.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES
                                                     DECEMBER 31,       GROSS          GROSS          SHARES
                                                         2009         ADDITIONS      REDUCTIONS   MARCH 31, 2010
                                                     ------------   -------------   -----------   --------------
OFI Liquid Assets Fund, LLC                           37,599,500       28,500,100    60,936,600       5,163,000
Oppenheimer Institutional Money Market Fund, Cl. E    76,771,099    1,032,126,976   870,338,931     238,559,144
Oppenheimer Master Event-Linked Bond Fund, LLC         1,404,749               --            --       1,404,749
Oppenheimer Master Loan Fund, LLC                     33,609,439       19,048,496     9,306,705      43,351,230

                                                                                    REALIZED
                                                         VALUE         INCOME         GAIN
                                                     ------------   ------------   ----------
OFI Liquid Assets Fund, LLC                          $  5,163,000   $     6,151(a) $       --
Oppenheimer Institutional Money Market Fund, Cl. E    238,559,144       138,812            --
Oppenheimer Master Event-Linked Bond Fund, LLC         14,877,006       307,635(b)    186,541(b)
Oppenheimer Master Loan Fund, LLC                     467,866,737    10,213,430(c)  2,604,078(c)
                                                     ------------   -----------    ----------
                                                     $726,465,887   $10,666,028    $2,790,619
                                                     ============   ===========    ==========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(b.) Represents the amount allocated to the Fund from Oppenheimer Master
     Event-Linked Bond Fund, LLC.

(c.) Represents the amount allocated to the Fund from Oppenheimer Master Loan
     Fund, LLC.


                36 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                                                            LEVEL 3--
                                        LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                        UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                      -------------   -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities               $         --     $   31,276,083      $ 1,621,068   $   32,897,151
Mortgage-Backed Obligations                     --        640,961,418               --      640,961,418
U.S. Government Obligations                     --        675,425,635               --      675,425,635
Foreign Government Obligations                  --      1,090,564,508          297,828    1,090,862,336
Loan Participations                             --        121,154,295               --      121,154,295
Corporate Bonds and Notes                       --      1,155,039,889          690,420    1,155,730,309
Preferred Stocks                                --                 --               --               --
Common Stocks                            4,599,153          1,726,595            1,000        6,326,748
Rights, Warrants and Certificates               --                 --                3                3
Structured Securities                           --        200,641,265        8,465,010      209,106,275
Event-Linked Bonds                              --         46,783,620               --       46,783,620
Investment Companies                   722,676,124                 --               --      722,676,124
Investments Purchased with Cash
Collateral from Securities Loaned               --          5,163,000               --        5,163,000
                                      ------------     --------------      -----------   --------------
Total Investments, at Value            727,275,277      3,968,736,308       11,075,329    4,707,086,914
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                     --         15,657,833               --       15,657,833
Depreciated swaps, at value                     --          3,925,575               --        3,925,575
Swaps, at value                                 --             23,376               --           23,376
Futures margins                          4,693,987                 --               --        4,693,987
Foreign currency exchange contracts             --         12,463,693               --       12,463,693
                                      ------------     --------------      -----------   --------------
Total Assets                          $731,969,264     $4,000,806,785      $11,075,329   $4,743,851,378
                                      ============     ==============      ===========   ==============
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value           $         --     $     (929,112)     $        --   $     (929,112)
Depreciated swaps, at value                     --         (5,965,297)              --       (5,965,297)
Unfunded purchase agreements                    --           (299,798)              --         (299,798)
Foreign currency exchange contracts             --         (5,497,284)              --       (5,497,284)
Futures margins                         (1,426,183)                --               --       (1,426,183)
                                      ------------     --------------      -----------   --------------
Total Liabilities                     $ (1,426,183)    $  (12,691,491)     $        --   $  (14,117,674)
                                      ============     ==============      ===========   ==============


                37 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Currency contracts, forwards and unfunded purchase agreements, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                       CONTRACT AMOUNT     EXPIRATION                  UNREALIZED    UNREALIZED
DESCRIPTION                       BUY/SELL      (000'S)            DATE          VALUE     APPRECIATION  DEPRECIATION
--------------------------------  --------  ---------------  ---------------  -----------  ------------  ------------
BANC OF AMERICA:
Argentine Peso (ARP)                  Sell        9,720 ARP           6/9/10  $ 2,487,398   $        --   $    1,464
Colombian Peso (COP)                   Buy   33,706,000 COP           4/8/10   17,528,536            --       26,673
Colombian Peso (COP)                  Sell   33,706,000 COP          5/10/10   17,508,245        27,784           --
Indian Rupee (INR)                     Buy    1,170,000 INR          6/21/10   25,865,725       308,713           --
Japanese Yen (JPY)                     Buy    1,570,000 JPY          5/10/10   16,796,918            --      583,405
Kazakhstan Tenge (KZT)                 Buy      372,400 KZT  2/28/11-3/10/11    2,537,028            --        2,352
Malaysian Ringgit (MYR)                Buy       23,080 MYR           4/9/10    7,071,938       120,427           --
New Taiwan Dollar (TWD)               Sell      288,000 TWD          5/28/10    9,127,023            --       33,244
South Korean Won (KRW)                 Buy    6,040,000 KRW           4/9/10    5,336,376         5,535        6,293
Swiss Franc (CHF)                     Sell       34,280 CHF          4/12/10   32,514,465            --      490,592
                                                                                            -----------   ----------
                                                                                                462,459    1,144,023
BANK PARIBAS ASIA - FGN:
Norwegian Krone (NOK)                  Buy       53,800 NOK          4/12/10    9,047,398        24,186           --
Norwegian Krone (NOK)                 Sell       52,110 NOK          4/12/10    8,763,195            --       23,426
Polish Zloty (PLZ)                     Buy      114,920 PLZ   4/7/10-4/12/10   40,203,367       103,206      109,677
Polish Zloty (PLZ)                    Sell       15,990 PLZ          5/10/10    5,579,003         3,624       45,585
                                                                                            -----------   ----------
                                                                                                131,016      178,688
BARCLAY'S CAPITAL:
British Pound Sterling (GBP)           Buy        3,110 GBP          4/12/10    4,719,071            --       88,958
British Pound Sterling (GBP)          Sell        8,540 GBP          4/12/10   12,958,478       216,377       94,679
Euro (EUR)                             Buy       13,910 EUR          4/12/10   18,787,853            --      103,638
Euro (EUR)                            Sell       21,880 EUR  4/12/10-5/10/10   29,553,066       259,088           --
Hungarian Forint (HUF)                 Buy    5,482,000 HUF           4/8/10   27,875,159       437,371           --
Japanese Yen (JPY)                     Buy      724,000 JPY           4/5/10    7,744,359            --       46,577
Japanese Yen (JPY)                    Sell    6,207,000 JPY  4/23/10-6/18/10   66,416,019     1,084,457           --
Norwegian Krone (NOK)                  Buy        6,500 NOK          4/12/10    1,093,087         6,563           --
Norwegian Krone (NOK)                 Sell       47,900 NOK          4/12/10    8,055,211            --       48,364
Polish Zloty (PLZ)                     Buy       13,620 PLZ          4/12/10    4,762,985            --       35,527
                                                                                            -----------   ----------
                                                                                              2,003,856      417,743
CITIGROUP:
Chilean Peso (CLP)                     Buy    4,514,000 CLP           4/8/10    8,603,549         1,357           --
Chilean Peso (CLP)                    Sell    4,514,000 CLP           6/7/10    8,614,342           162           --
Chinese Renminbi (Yuan) (CNY)         Sell       61,200 CNY           5/4/10    8,965,474        39,823           --


                38 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Colombian Peso (COP)                  Sell   14,927,000 COP   4/8/10-5/10/10    7,759,759        27,870      138,459
Euro (EUR)                            Sell       18,770 EUR          6/18/10   25,352,874       400,786           --
Hong Kong Dollar (HKD)                Sell       69,600 HKD           6/7/10    8,968,749            --          832
Japanese Yen (JPY)                    Sell      808,000 JPY          4/30/10    8,644,073       323,740           --
Norwegian Krone (NOK)                  Buy       67,110 NOK          4/12/10   11,285,704            --       35,054
Norwegian Krone (NOK)                 Sell       35,800 NOK          4/12/10    6,020,387         5,663           --
Peruvian New Sol (PEN)                Sell        9,040 PEN          4/15/10    3,180,355            --        5,637
Singapore Dollar (SGD)                 Buy        1,330 SGD          5/10/10      950,530            79        3,776
Swedish Krona (SEK)                   Sell       24,050 SEK          4/12/10    3,330,831        44,162           --
                                                                                            -----------   ----------
                                                                                                843,642      183,758
CREDIT SUISSE:
Australian Dollar (AUD)                Buy       10,100 AUD          4/23/10    9,245,193            --        4,841
British Pound Sterling (GBP)           Buy        2,410 GBP          4/12/10    3,656,901        44,120           --
Euro (EUR)                            Sell       20,680 EUR          4/23/10   27,932,181            --      102,071
New Turkish Lira (TRY)                 Buy       10,007 TRY           4/1/10    6,593,551        21,003           --
New Turkish Lira (TRY)                Sell       10,291 TRY           4/1/10    6,780,602            --       21,599
Russian Ruble (RUR)                    Buy      140,660 RUR          10/7/10    4,686,099       179,718           --
South African Rand (ZAR)               Buy      139,996 ZAR   4/7/10-4/30/10   19,149,182       763,560           --
Swedish Krona (SEK)                    Buy       22,600 SEK          4/12/10    3,130,012           122        6,690
Swedish Krona (SEK)                   Sell      163,050 SEK          4/12/10   22,581,789         8,616      237,516
                                                                                            -----------   ----------
                                                                                              1,017,139      372,717
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)                Buy       15,850 AUD          4/12/10   14,525,863       199,365           --
Australian Dollar (AUD)               Sell        1,278 AUD          4/23/10    1,169,837            --        4,161
British Pound Sterling (GBP)          Sell        3,100 GBP          4/23/10    4,703,583            --       58,481
Canadian Dollar (CAD)                 Sell        4,745 CAD          4/23/10    4,671,850            --       28,675
Euro (EUR)                            Sell        9,100 EUR          5/10/10   12,291,373       743,228           --
Japanese Yen (JPY)                    Sell    2,956,000 JPY  4/12/10-5/10/10   31,620,976     1,091,012           --
Kazakhstan Tenge (KZT)                 Buy      186,200 KZT          2/28/11    1,268,537            --        2,453
Russian Ruble (RUR)                    Buy       45,000 RUR          10/7/10    1,499,179        16,232           --
Swiss Franc (CHF)                     Sell        1,231 CHF          4/23/10    1,167,701            --        9,984
                                                                                            -----------   ----------
                                                                                              2,049,837      103,754
GOLDMAN, SACHS & CO.:
Brazilian Real (BRR)                   Buy       64,655 BRR           5/4/10   36,099,466       586,449           --
Brazilian Real (BRR)                  Sell       12,290 BRR           5/4/10    6,861,997            --      111,476
Mexican Nuevo Peso (MXN)              Sell       41,400 MXN           8/2/10    3,302,031            --      198,582
                                                                                            -----------   ----------
                                                                                                586,449      310,058
HONG KONG & SHANGHAI BANK CORP.:
Israeli Shekel (ILS)                  Sell       30,000 ILS          5/28/10    8,112,676            --       21,625
New Turkish Lira (TRY)                 Buy       13,425 TRY          5/17/10    8,774,492        74,473           --
New Turkish Lira (TRY)                Sell       16,350 TRY          5/17/10   10,686,253            --       90,699
                                                                                            -----------   ----------
                                                                                                 74,473      112,324
JP MORGAN CHASE:
Argentine Peso (ARP)                   Buy        9,720 ARP           6/9/10    2,487,398            --        8,430
Chilean Peso (CLP)                    Sell    4,514,000 CLP           4/8/10    8,603,549            --      168,530
Euro (EUR)                            Sell        3,570 EUR          11/8/10    4,821,650       289,800           --


                39 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Indonesia Rupiah (IDR)                 Buy   75,741,000 IDR          5/25/10    8,236,909       138,000           --
Japanese Yen (JPY)                    Sell      724,000 JPY           4/5/10    7,744,359       107,455           --
Malaysian Ringgit (MYR)                Buy        4,770 MYR          5/10/10    1,459,096        58,330           --
Mexican Nuevo Peso (MXN)               Buy      385,222 MXN    4/6/10-4/8/10   31,133,490       568,445        4,341
Philippines Peso (PHP)                 Buy      175,000 PHP          4/12/10    3,867,414        60,583           --
Polish Zloty (PLZ)                    Sell       13,650 PLZ          4/12/10    4,773,476            --       99,363
Russian Ruble (RUR)                    Buy      210,970 RUR          11/8/10    7,004,902       366,450           --
                                                                                            -----------   ----------
                                                                                              1,589,063      280,664
MORGAN STANLEY & CO., INC.:
Kazakhstan Tenge (KZT)                 Buy      186,000 KZT          2/28/11    1,267,175            --        3,751
Philippines Peso (PHP)                 Buy      145,905 PHP          6/16/10    3,200,778        27,551           --
                                                                                            -----------   ----------
                                                                                                 27,551        3,751
NOMURA SECURITIES:
British Pound Sterling (GBP)           Buy           60 GBP          4/12/10       91,043            --            1
British Pound Sterling (GBP)          Sell        3,510 GBP          4/12/10    5,326,026            --       12,145
Japanese Yen (JPY)                     Buy    1,944,000 JPY          4/12/10   20,795,052            --      622,493
Japanese Yen (JPY)                    Sell      844,000 JPY          4/12/10    9,028,304       184,261           --
Swedish Krona (SEK)                    Buy       81,000 SEK          4/12/10   11,218,184            --      218,448
Swiss Franc (CHF)                      Buy        9,240 CHF          4/12/10    8,764,109       153,542           --
Swiss Franc (CHF)                     Sell          120 CHF          4/12/10      113,820            --        1,994
                                                                                            -----------   ----------
                                                                                                337,803      855,081
RBS GREENWICH CAPITAL:
Polish Zloty (PLZ)                     Buy       41,560 PLZ          5/10/10   14,500,523        69,967           --
Swiss Franc (CHF)                      Buy       20,030 CHF  4/12/10-5/10/10   18,998,760       278,689       59,920
Swiss Franc (CHF)                     Sell       22,300 CHF          4/12/10   21,151,475            --      330,931
                                                                                            -----------   ----------
                                                                                                348,656      390,851
SANTANDER INVESTMENTS:
Colombian Peso (COP)                  Sell   23,609,000 COP           4/8/10   12,277,672            --      254,388
Mexican Nuevo Peso (MXN)              Sell        4,464 MXN           4/6/10      360,840            31           --
                                                                                            -----------   ----------
                                                                                                     31      254,388
STATE STREET:
Canadian Dollar (CAD)                  Buy       14,970 CAD          4/12/10   14,739,271       464,866           --
Canadian Dollar (CAD)                 Sell        7,740 CAD          4/12/10    7,620,705            --      225,584
Euro (EUR)                             Buy        6,670 EUR          4/12/10    9,008,985            --       85,985
Euro (EUR)                            Sell       24,090 EUR          4/12/10   32,537,697       186,446       94,671
                                                                                            -----------   ----------
                                                                                                651,312      406,240
WESTPAC:
Australian Dollar (AUD)                Buy       49,400 AUD          4/12/10   45,273,036     2,035,040           --
Australian Dollar (AUD)               Sell        9,195 AUD          4/12/10    8,426,833            --      483,244
New Zealand Dollar (NZD)               Buy       23,840 NZD          4/12/10   16,921,163       305,366           --
                                                                                            -----------   ----------
                                                                                              2,340,406      483,244
                                                                                            -----------   ----------
Total unrealized appreciation and depreciation                                              $12,463,693   $5,497,284
                                                                                            ===========   ==========


                40 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

FUTURES CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                                                                  UNREALIZED
                                                      NUMBER OF   EXPIRATION                     APPRECIATION
CONTRACT DESCRIPTION                       BUY/SELL   CONTRACTS      DATE           VALUE       (DEPRECIATION)
----------------------------------------   --------   ---------   ----------   --------------   --------------
Canada (Government of) Bonds, 10 yr.           Sell         84      6/21/10    $    9,717,088    $    95,141
DAX Index                                       Buy         39      6/18/10         8,087,688        205,388
Euro-Bundesobligation                           Buy         96       6/8/10        15,993,949         98,718
Euro-Bundesobligation                           Buy         96       6/8/10        15,180,961         (8,913)
Euro-Bundesobligation                          Sell        439       6/8/10        69,421,270       (254,416)
FTSE 100 Index                                  Buy         19      6/18/10         1,617,644         10,774
FTSE 100 Index                                 Sell        136      6/18/10        11,578,925        (77,229)
Japan (Goverment of) Bonds, 10 yr.             Sell         13      6/10/10        19,219,810        147,420
Japan (Government of) Mini Bonds, 10 yr.       Sell         86       6/9/10        12,702,685         18,678
NASDAQ 100 E-Mini Index                         Buy        408      6/18/10        15,958,920        314,405
NIKKEI 225 Index                               Sell        111      6/10/10        13,178,950       (701,537)
NIKKEI 225 Index                               Sell         26      6/10/10         1,542,090        (51,140)
Standard & Poor's 500 E-Mini Index             Sell      1,060      6/18/10        61,755,600     (1,037,634)
U.S. Long Bonds                                 Buy      2,011      6/21/10       233,527,375      1,444,146
U.S. Long Bonds                                Sell        770      6/21/10        89,416,250         61,150
U.S. Treasury Bonds, 10 yr.                     Buy      3,805      6/21/10       442,331,250         47,758
U.S. Treasury Bonds, 10 yr.                    Sell      1,701      6/21/10       197,741,250       (294,157)
U.S. Treasury Nts., 2 yr.                       Buy        281      6/30/10        60,963,828          8,995
U.S. Treasury Nts., 2 yr.                      Sell      1,089      6/30/10       236,261,954        (51,986)
U.S. Treasury Nts., 5 yr.                       Buy      9,386      6/30/10     1,077,923,438     (2,227,937)
U.S. Treasury Nts., 5 yr.                      Sell      1,187      6/30/10       136,319,531        112,130
United Kingdom Long Gilt                        Buy         14      6/28/10         2,437,859         (1,308)
United Kingdom Long Gilt                       Sell         51      6/28/10         8,880,770       (141,063)
                                                                                                 -----------
                                                                                                 $(2,282,617)
                                                                                                 ===========

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                                                PAY/                  UPFRONT
                                        BUY/SELL    NOTIONAL  RECEIVE                 PAYMENT                  UNREALIZED
                                         CREDIT      AMOUNT    FIXED   TERMINATION   RECEIVED/                APPRECIATION
REFERENCE ENTITY/SWAP COUNTERPARTY     PROTECTION   (000'S)     RATE       DATE        (PAID)       VALUE    (DEPRECIATION)
----------------------------------     ----------  ---------  -------  -----------  -----------  ----------  --------------
AMGEN, INC.
Goldman Sachs International                 Buy    $   7,140   1.00%      3/20/15   $   220,109  $ (210,329)   $    9,780
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,140                            220,109    (210,329)        9,780
BAXTER INTERNATIONAL, INC.
Deutsche Bank AG                            Buy        7,220   1.00       3/20/15       240,472    (230,172)       10,300
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,220                            240,472    (230,172)       10,300
CBS CORP.
Credit Suisse International                Sell        7,140   1.00       3/20/15        30,075    (127,573)      (97,498)
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,140                             30,075    (127,573)      (97,498)
CDX NORTH AMERICA HIGH YIELD INDEX,
SERIES 13:
Barclays Bank plc                          Sell       15,993   5.00      12/20/14     1,517,897      91,919     1,609,816
Barclays Bank plc                          Sell        9,900   5.00      12/20/14        (6,875)     56,312        49,437
Barclays Bank plc                          Sell        9,900   5.00      12/20/14       (72,875)   (138,527)     (211,402)
Barclays Bank plc                          Sell       24,750   5.00      12/20/14      (154,687)   (346,318)     (501,005)
Citibank NA, New York                      Sell        9,900   5.00      12/20/14       (72,875)     56,312       (16,563)


                41 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Citibank NA, New York                      Sell        9,900   5.00      12/20/14      (132,000)     56,312       (75,688)
Citibank NA, New York                      Sell        9,900   5.00      12/20/14        29,563      56,312        85,875
Goldman Sachs International                Sell        9,594   5.00      12/20/14       831,725      55,134       886,859
Goldman Sachs International                Sell       15,993   5.00      12/20/14     1,507,800      91,919     1,599,719
JPMorgan Chase Bank NA, NY Branch          Sell        4,950   5.00      12/20/14       259,875      28,107       287,982
JPMorgan Chase Bank NA, NY Branch          Sell        9,900   5.00      12/20/14      (100,375)     56,312       (44,063)
Morgan Stanley Capital Services, Inc.      Sell        9,900   5.00      12/20/14       (42,625)     56,312        13,687
Morgan Stanley Capital Services, Inc.      Sell        9,900   5.00      12/20/14       (10,312)     56,312        46,000
Morgan Stanley Capital Services, Inc.      Sell       10,000   5.00      12/20/14       (19,938)     19,938            --
Morgan Stanley Capital Services, Inc.      Sell       24,750   5.00      12/20/14        (3,438)      3,438            --
UBS AG                                     Sell        9,900   5.00      12/20/14       (85,250)     56,312       (28,938)
                                                   ---------                        -----------  ----------    ----------
                                          Total      195,130                          3,445,610     256,106     3,701,716
CVS CAREMARK CORP.
Citibank NA, New York                       Buy        7,290   1.00       3/20/15       167,785    (149,429)       18,356
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,290                            167,785    (149,429)       18,356
DEVELOPMENT BANK OF KAZAKHSTAN JSC
Credit Suisse International                Sell        4,440   3.75       2/20/13            --     106,542       106,542
                                                   ---------                        -----------  ----------    ----------
                                          Total        4,440                                 --     106,542       106,542
FEDERATIVE REPUBLIC OF BRAZIL
Credit Suisse International                Sell        2,900   1.00       3/20/15        39,377     (41,095)       (1,718)
                                                   ---------                        -----------  ----------    ----------
                                          Total        2,900                             39,377     (41,095)       (1,718)
GOVERNMENT OF HUNGARY
Credit Suisse International                Sell        4,600   2.70       9/20/10            --      22,048        22,048
                                                   ---------                        -----------  ----------    ----------
                                          Total        4,600                                 --      22,048        22,048
INTERNATIONAL LEASE FINANCE CORP.:
Barclays Bank plc                          Sell        3,855   5.00       3/20/15       280,023     199,007       479,030
Goldman Sachs International                Sell        3,285   5.00       3/20/15       238,619     169,582       408,201
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,140                            518,642     368,589       887,231
ISLAMIC REPUBLIC OF PAKISTAN
Citibank NA, New York                      Sell        1,570   5.10       3/20/13            --    (139,886)     (139,886)
                                                   ---------                        -----------  ----------    ----------
                                          Total        1,570                                 --    (139,886)     (139,886)
ISTANBUL BOND CO. SA FOR
FINANSBANK AS
Morgan Stanley Capital Services, Inc.      Sell        3,100   1.30       3/24/13            --    (239,028)     (239,028)
                                                   ---------                        -----------  ----------    ----------
                                          Total        3,100                                 --    (239,028)     (239,028)
LIQUID CREDIT DERIVATIVE INDEX
NORTH AMERICA, SERIES 13:
Credit Suisse International                Sell       20,000   5.00      12/20/14    (1,069,444)    920,564      (148,880)
Credit Suisse International                Sell       20,000   5.00      12/20/14      (901,389)    920,564        19,175
JPMorgan Chase Bank NA, NY Branch          Sell       20,000   5.00      12/20/14      (961,111)    920,564       (40,547)
JPMorgan Chase Bank NA, NY Branch          Sell       20,000   5.00      12/20/14    (1,013,889)    920,564       (93,325)


                42 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

UBS AG                                     Sell       20,000   5.00      12/20/14    (1,034,722)    920,564      (114,158)
                                                   ---------                        -----------  ----------    ----------
                                          Total      100,000                         (4,980,555)  4,602,820      (377,735)
REPUBLIC OF INDONESIA:
Citibank NA, New York                      Sell        2,800   1.00       3/20/15       117,116     (83,648)       33,468
JPMorgan Chase Bank NA, London
Branch                                     Sell        2,800   1.00       3/20/15       110,971     (83,648)       27,323
                                                   ---------                        -----------  ----------    ----------
                                          Total        5,600                            228,087    (167,296)       60,791
REPUBLIC OF PERU
Deutsche Bank AG                            Buy        1,900   1.71      12/20/16            --     (58,934)      (58,934)
                                                   ---------                        -----------  ----------    ----------
                                          Total        1,900                                 --     (58,934)      (58,934)
REPUBLIC OF THE PHILIPPINES:
Barclays Bank plc                           Buy        3,270   1.76      12/20/14            --     (12,585)      (12,585)
JPMorgan Chase Bank NA, London
Branch                                      Buy        4,900   1.74      12/20/14            --     (14,637)      (14,637)
                                                   ---------                                     ----------    ----------
                                          Total        8,170                                        (27,222)      (27,222)
THE DOW CHEMICAL CO.
UBS AG                                     Sell        7,290   1.00       3/20/15        69,969     (87,850)      (17,881)
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,290                             69,969     (87,850)      (17,881)
TROY CAPITAL SA FOR YASAR
HOLDINGS SA
Morgan Stanley Capital Services, Inc.      Sell        1,340   8.75       6/20/10            --      (1,669)       (1,669)
                                                   ---------                        -----------  ----------    ----------
                                          Total        1,340                                 --      (1,669)       (1,669)
VERIZON COMMUNICATIONS, INC.
Morgan Stanley Capital Services, Inc.       Buy        7,220   1.00       3/20/15       112,898     (75,318)       37,580
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,220                            112,898     (75,318)       37,580
WHIRLPOOL CORP.
Barclays Bank plc                          Sell        7,290   1.00       3/20/15        (1,159)     (5,040)       (6,199)
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,290                             (1,159)     (5,040)       (6,199)
XL CAPITAL LTD.
Deutsche Bank AG                           Sell        7,140   1.00       3/20/15       (27,628)     18,071        (9,557)
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,140                            (27,628)     18,071        (9,557)
YUM! BRANDS
Credit Suisse International                 Buy        7,290   1.00       3/20/15       118,198     (96,568)       21,630
                                                   ---------                        -----------  ----------    ----------
                                          Total        7,290                            118,198     (96,568)       21,630
                                                                                    -----------  ----------    ----------
                                                                 Grand Total Buys       859,462    (847,972)       11,490
                                                                Grand Total Sells      (677,582)  4,564,739     3,887,157
                                                                                    -----------  ----------    ----------
                                                       Total Credit Default Swaps   $   181,880  $3,716,767    $3,898,647
                                                                                    ===========  ==========    ==========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                              TOTAL MAXIMUM POTENTIAL
                                                            PAYMENTS FOR SELLING CREDIT      AMOUNT      REFERENCE ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD PROTECTION    PROTECTION (UNDISCOUNTED)    RECOVERABLE*    RATING RANGE**
---------------------------------------------------------   ---------------------------   ------------   ---------------
Non-Investment Grade Corporate Debt Indexes                         $295,130,000               $--               B+ to B


                43 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Investment Grade Single Name Corporate Debt                           28,860,000                --          BBB+ to BBB-
Non-Investment Grade Single Name Corporate Debt                        7,140,000                --                   BB+
Non-Investment Grade Sovereign Debt                                    8,510,000                --              BB to B-
Investment Grade Sovereign Debt                                       15,040,000                --                  BBB-
                                                                    ------------               ---
Total                                                               $354,680,000               $--
                                                                    ============               ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                     NOTIONAL
                                      AMOUNT                                                              TERMINATION
INTEREST RATE/SWAP COUNTERPARTY      (000'S)            PAID BY THE FUND          RECEIVED BY THE FUND        DATE         VALUE
-------------------------------   -------------   ---------------------------   -----------------------   -----------   ----------
BZDI:
Banco Santander SA, Inc.              9,870 BRR                          BZDI                    12.320%       1/2/17   $    8,075
Credit Suisse International          12,920 BRR                          BZDI                    11.480        1/2/12       (6,216)
Goldman Sachs Group, Inc. (The)      30,100 BRR                          BZDI                    12.800        1/2/17      480,236
Goldman Sachs Group, Inc. (The)       8,790 BRR                          BZDI                    12.920        1/2/14      223,275
Goldman Sachs Group, Inc. (The)       4,390 BRR                          BZDI                    12.870        1/2/14      111,511
Goldman Sachs Group, Inc. (The)      35,840 BRR                          BZDI                    11.460        1/2/12      (17,208)
Goldman Sachs Group, Inc. (The)       6,910 BRR                          BZDI                    12.260        1/2/15       67,925
Goldman Sachs Group, Inc. (The)       3,160 BRR                          BZDI                    12.290        1/2/15       31,062
JPMorgan Chase Bank NA               15,800 BRR                          BZDI                    13.900        1/2/17      509,756
Morgan Stanley                       28,510 BRR                          BZDI                    12.300        1/2/17       23,278
Morgan Stanley                       31,100 BRR                          BZDI                    11.490        1/2/12      (14,978)
                                  ---------                                                                             ----------
Total                               187,390 BRR                                                                          1,416,716
MXN TIIE BANXICO:
Banco Santander SA, Inc.             90,600 MXN              MXN TIIE BANXICO                     8.540       9/27/13      398,343
Credit Suisse International          35,800 MXN              MXN TIIE BANXICO                     8.560       9/27/13      160,400
Goldman Sachs Group, Inc. (The)      54,800 MXN              MXN TIIE BANXICO                     8.540       9/27/13      240,940
Goldman Sachs Group, Inc. (The)     212,800 MXN              MXN TIIE BANXICO                     9.270      11/21/11      909,892
Goldman Sachs Group, Inc. (The)     211,300 MXN              MXN TIIE BANXICO                     9.080      11/22/11      985,152
Goldman Sachs Group, Inc. (The)     157,000 MXN              MXN TIIE BANXICO                     6.080       1/24/12      (17,830)
JPMorgan Chase Bank NA              331,000 MXN              MXN TIIE BANXICO                     6.080       1/24/12      (37,590)
                                  ---------                                                                             ----------
Total                             1,093,300 MXN                                                                          2,639,307
SIX-MONTH AUD BBR BBSW
Westpac Banking Corp.                24,000 AUD                         6.215%   Six-Month AUD BBR BBSW       11/4/19     (295,556)
                                  ---------                                                                             ----------
SIX-MONTH HUF BUBOR REUTERS:


                44 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Barclays Bank plc                 1,433,000 HUF   Six-Month HUF BUBOR Reuters                     7.820       9/19/13      617,049
Barclays Bank plc                   866,000 HUF   Six-Month HUF BUBOR Reuters                     7.180       10/8/18      160,782
Citibank NA                         852,000 HUF   Six-Month HUF BUBOR Reuters                     7.200       10/8/18      159,674
Citibank NA                         165,000 HUF   Six-Month HUF BUBOR Reuters                     7.180       10/3/18       43,773
JPMorgan Chase Bank NA              753,000 HUF   Six-Month HUF BUBOR Reuters                     7.880       8/12/13      348,381
JPMorgan Chase Bank NA              866,000 HUF   Six-Month HUF BUBOR Reuters                     7.200       10/6/18      231,856
JPMorgan Chase Bank NA              666,000 HUF   Six-Month HUF BUBOR Reuters                     7.890       9/12/13      293,227
                                  ---------                                                                             ----------
Total                             5,601,000 HUF                                                                          1,854,742
SIX-MONTH JPY BBA LIBOR:
Citibank NA                         553,000 JPY                         1.391   Six-Month JPY BBA LIBOR       10/6/19      (32,735)
JPMorgan Chase Bank NA              796,100 JPY                         1.484   Six-Month JPY BBA LIBOR        8/7/19     (100,995)
JPMorgan Chase Bank NA              611,000 JPY                         1.563   Six-Month JPY BBA LIBOR       11/9/19     (127,829)
                                  ---------                                                                             ----------
Total                             1,960,100 JPY                                                                           (261,559)
THREE-MONTH CAD BA CDOR
JPMorgan Chase Bank NA               22,880 CAD       Three-Month CAD BA CDOR                     3.820        1/4/20      302,363
                                  ---------                                                                             ----------
THREE-MONTH USD LIBOR BBA
Goldman Sachs Group, Inc. (The)      21,600         Three-Month USD BBA LIBOR                     3.600       11/3/19       33,069
                                                                                                                        ----------
                                                                                            Total Interest Rate Swaps   $5,689,082
                                                                                                                        ==========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD       Australian Dollar
BRR       Brazilian Real
CAD       Canadian Dollar
HUF       Hungarian Forint
JPY       Japanese Yen
MXN       Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BA CDOR   Canada Bankers Acceptances Deposit Offering Rate
BANIXCO   Banco de Mexico
BBA LIBOR British Bankers' Association London-Interbank Offered Rate BBR BBSW Bank Bill Swap Reference Rate (Australian Financial Market)
BUBOR     Budapest Interbank Offered Rate


                45 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

BZDI   Brazil Interbank Deposit Rate
TIIE   Interbank Equilibrium Interest Rate

TOTAL RETURN SWAP CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                NOTIONAL
REFERENCE ENTITY/                AMOUNT                  PAID BY                 RECEIVED BY       TERMINATION
SWAP COUNTERPARTY               (000'S)                  THE FUND                  THE FUND            DATE          VALUE
----------------------------   ---------       ---------------------------   -------------------   -----------   ------------
AMEX INDU SELECT INDEX
UBS AG                           $3,780        One-Month BBA LIBOR plus 17   If positive, the
                                               basis points and if           Total Return of the
                                               negative, the absolute        AMEX Indu Select
                                               value of the Total Return     Index
                                               of the AMEX Indu Select
                                               Index                                                    3/4/11   $    280,277
AMEX MATERIALS SELECT INDEX
UBS AG                            3,805        One-Month BBA LIBOR minus     If positive, the
                                               10 basis points and if        Total Return of
                                               negative, the absolute        the AMEX Materials
                                               value of the Total Return     Select Index
                                               of the AMEX Materials
                                               Select Index                                             3/4/11        239,636
CONSUMER STAPLES SELECT
SECTOR INDEX
Morgan Stanley                    3,788        One-Month BBA LIBOR plus 15   If positive, the
                                               basis points and if           Total Return of the
                                               negative, the absolute        Consumer Staples
                                               value of the Total Return     Select Sector Index
                                               of the Consumer Staples
                                               Select Sector Index                                      3/9/11        126,296
CUSTOM BASKET OF SECURITIES:
Citibank NA                       1,970  CHF   One-Month CHF BBA LIBOR       If positive, the
                                               plus 30 basis points and if   Total Return of
                                               negative, the absolute        a custom basket of
                                               value of the Total Return     securities
                                               of a custom basket of
                                               securities                                              1/12/11         15,350
Citibank NA                       7,017  EUR   One-Month EURIBOR plus 30     If positive, the
                                               basis points and if           Total Return of
                                               negative, the absolute        a custom basket of
                                               value of the Total Return     securities
                                               of a custom basket of
                                               securities                                              1/12/11        533,412


                46 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Citibank NA                       4,642  GBP   One-Month GBP BBA LIBOR       If positive, the
                                               plus 30 basis points and if   Total Return of
                                               negative, the absolute        a custom basket of
                                               value of the Total Return     securities
                                               of a custom basket of
                                               securities                                              1/12/11        321,309
Citibank NA, New York          1,199,897 JPY   One-Month JPY BBA LIBOR       If positive, the
                                               plus 80 basis points and if   Total Return of
                                               negative, the absolute        a custom basket of
                                               value of the Total Return     securities
                                               of a custom basket of
                                               securities                                              4/14/10        994,958
Morgan Stanley                     9,127 GBP   One-Month GBP BBA LIBOR       If positive, the
                                               plus 50 basis points and if   Total Return of the
                                               negative, the absolute        custom basket of
                                               value of the Total Return     securities
                                               of a custom basket of
                                               securities                                              1/14/11        542,665
UBS AG                            45,501       One-Month BBA LIBOR plus 25   If positive, the
                                               basis points and if           Total Return of a
                                               negative, the absolute        custom basket of
                                               value of theTotal Return of   securities
                                               a custom basket of
                                               securities                                              12/6/10      2,128,620
                                                                                                                 ------------
                                                                                        Reference Entity Total      4,536,314
MSCI DAILY TR GROSS EAFE
INDEX:
Citibank NA                        8,285       If positive, the Total        One-Month LIBOR plus
                                               Return of the MSCI Daily      15 basis points and
                                               Gross EAFE Index              if negative the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross EAFE Index          10/7/10       (523,292)
Goldman Sachs Group, Inc.
(The)                              2,336       If positive, the Total        One-Month BBA LIBOR
                                               Return of the MSCI Daily      minus 5 basis
                                               Gross EAFE Index              points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross EAFE Index          10/7/10       (116,538)
Morgan Stanley                     4,970       If positive, the Total        One-Month BBA LIBOR
                                               Return of the MSCI Daily      minus 35 basis
                                               Gross EAFE Index              points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross EAFE Index          10/7/10       (246,627)


                47 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

UBS AG                             6,463       If positive, the Total        One-Month LIBOR
                                               Return of the MSCI Daily      minus 10 basis
                                               Gross EAFE Index              points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross EAFE Index         10/11/10       (402,375)
                                                                                                                 ------------
                                                                                        Reference Entity Total     (1,288,832)
MSCI DAILY TR GROSS EAFE USD
INDEX
Goldman Sachs Group, Inc.
(The)                             10,983       If positive, the Total        One-Month BBA LIBOR
                                               Return of the MSCI Daily      plus 4 basis points
                                               Gross EAFE USD Index          and if negative,
                                                                             the absolute value
                                                                             of the Total Return
                                                                             of the MSCI Daily
                                                                             Gross EAFE USD
                                                                             Index                      2/7/11       (530,617)
MSCI DAILY TR GROSS EUROPE
EURO INDEX:
Citibank NA                        2,561 EUR   If positive, the Total        One-Month EURIBOR
                                               Return of the MSCI Daily      minus 60 basis
                                               Gross Europe Euro Index       points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross Europe Euro
                                                                             Index                     1/12/11        (93,704)
Goldman Sachs Group, Inc.
(The)                              5,125 EUR   If positive, the Total        One-Month EURIBOR
                                               Return of the MSCI Daily      minus 3 basis
                                               Gross Europe Euro Index       points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross Europe Euro
                                                                             Index                     1/12/11       (184,277)
Morgan Stanley                     3,840 EUR   If positive, the Total        One-Month EURIBOR
                                               Return of the MSCI Daily      minus 30 basis
                                               Gross Europe Euro Index       points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross Europe Euro
                                                                             Index                     1/12/11       (271,822)
UBS AG                             1,280 EUR   If positive, the Total        One-Month EURIBOR
                                               Return of the MSCI Daily      minus 70 basis
                                               Gross Europe Euro Index       points and if
                                                                             negative, the
                                                                             absolute value of
                                                                             the Total Return of
                                                                             the MSCI Daily
                                                                             Gross Europe Euro
                                                                             Index                     1/12/11        (46,928)
                                                                                                                 ------------
                                                                                        Reference Entity Total       (596,731)

MSCI DAILY TR ITALY USD
INDEX


                48 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Goldman Sachs Group, Inc.
(The)                              4,535       One-Month BBA LIBOR minus     If positive, the
                                               25 basis points and if        Total Return of
                                               negative, the absolute        the MSCI Daily
                                               value of the Total Return     Italy USD Index
                                               of the MSCI Daily Italy USD
                                               Index                                                    3/4/11        333,972
MSCI DAILY TR NET EMERGING
MARKETS KOREA INDEX
Goldman Sachs Group, Inc.
(The)                              4,641       One-Month BBA LIBOR plus 90   If positive, the
                                               basis points and if           Total Return of the
                                               negative, the absolute        MSCI Daily Net
                                               value of the Total Return     Emerging Markets
                                               of the MSCI Daily Net         Korea Index
                                               Emerging Markets Korea Index                             3/9/11        311,442
MSCI DAILY TR NET FRANCE USD
INDEX
Morgan Stanley                     4,555       One-Month BBA LIBOR minus     If positive, the
                                               35 basis points and if        Total Return of the
                                               negative, the absolute        MSCI Daily TR Net
                                               value of the Total Return     France USD Index
                                               of the MSCI Daily Net
                                               France USD Index                                         3/9/11        260,622
MSCI DAILY TR NET GERMANY
USD INDEX
Goldman Sachs Group, Inc.
(The)                              4,573       One-Month BBA LIBOR minus     If positive, the
                                               45 basis points and if        Total Return of the
                                               negative, the absolute        MSCI Daily Net
                                               value of the Total Return     Germany USD Index
                                               of the MSCI Daily Net
                                               Germany USD Index                                        3/4/11        376,617
MSCI DAILY TR NET JAPAN USD
INDEX
UBS AG                             4,578       One-Month BBA LIBOR plus 18   If positive, the
                                               basis points and if           Total Return of the
                                               negative, the absolute        MSCI Daily Net
                                               value of the Total Return     Japan USD Index
                                               of the MSCI Daily Net Japan
                                               USD Index                                                3/7/11        189,220
S&P 500/CITIGROUP VALUE
INDEX
Deutsche Bank AG                  11,316       One-Month BBA LIBOR plus 10   If positive, the
                                               basis points and if           Total Return of
                                               negative, the absolute        the S&P
                                               value of the Total Return     500/Citigroup Value
                                               of the S&P 500/Citigroup      Index
                                               Value Index                                              2/7/11        595,731


                49 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                                                                 ------------
                                                                                   Total of Total Return Swaps   $  4,833,947
                                                                                                                 ============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
CHF         Swiss Franc
EUR         Euro
GBP         British Pounds Sterling
JPY         Japanese Yen

Abbreviations/Definitions are as follows:
AMEX        American Stock Exchange
BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
EAFE        Europe, Australasia, Far East
EURIBOR     Euro Interbank Offered Rate
MSCI        Morgan Stanley Capital International
S&P         Standard & Poor's
TR          Total Return

CURRENCY SWAPS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                        NOTIONAL
REFERENCE ENTITY/                        AMOUNT           PAID BY          RECEIVED BY      TERMINATION
SWAP COUNTERPARTY                        (000'S)          THE FUND          THE FUND            DATE          VALUE
----------------------------------      --------       -------------   ------------------   -----------   ------------
EACH OF JSC "RUSHYDRO" (OPEN JOINT
STOCK COMPANY, FEDERAL
HYDROGENERATION COMPANY) AND OJSC
SARATOVSKAYA HPP AND ANY
SUCCESSOR(S) TO THESE REFERENCE
ENTITIES.
Morgan Stanley Capital Services, Inc.    271,430 RUR   Three-Month     7.75% from debt
                                                       USD BBA LIBOR   obligations of JSC
                                                                       Rushydro and OJSC
                                                                       Saratovskaya HPP       12/26/13    $(1,529,457)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

RUR         Russian Ruble

Abbreviation is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

VOLATILITY SWAPS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                              NOTIONAL
REFERENCE ENTITY/              AMOUNT            PAID BY                  RECEIVED BY         TERMINATION
SWAP COUNTERPARTY              (000'S)           THE FUND                  THE FUND               DATE        VALUE
---------------------------   --------   -----------------------   ------------------------   -----------   ---------
AUD/JPY EXCHANGE RATE:
Credit Suisse International   $     25   The Historic Volatility
                                         of the mid AUD/JPY spot
                                         exchange rate during
                                         the Observation Period                      14.100%      4/27/10   $  (9,791)


                50 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Credit Suisse International         25   The Historic Volatility
                                         of the mid AUD/JPY spot
                                         exchange rate during
                                         the Observation Period                      14.550       4/29/10         681
Credit Suisse International         25   The Historic Volatility
                                         of the mid AUD/JPY spot
                                         exchange rate during
                                         the Observation Period                      15.200       4/29/10       5,169
Deutsche Bank AG                    25                             The Historic Volatility
                                                                   of the mid AUD/JPY spot
                                                                   exchange rate during the
                                                          14.500%  Observation Period             4/30/10       2,187
Merrill Lynch International         25   The Historic Volatility
                                         of the mid AUD/JPY spot
                                         exchange rate during
                                         the Observation Period                      14.900       4/27/10      11,479
Merrill Lynch International         25   The Historic Volatility
                                         of the mid AUD/JPY spot
                                         exchange rate during
                                         the Observation Period                      14.600       4/27/10      (4,710)
Merrill Lynch International         25   The Historic Volatility
                                         of the mid AUD/JPY spot
                                         exchange rate during
                                         the Observation Period                      15.300       4/27/10      24,327
                                                                                                            ---------
                                                                                   Reference Entity Total      29,342
AUD/USD EXCHANGE RATE:
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid AUD/USD spot
                                         exchange rate during
                                         the Observation Period                      10.050       4/19/10     (11,388)
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid AUD/USD spot
                                         exchange rate during
                                         the Observation Period                      10.800       4/19/10       3,272
                                                                                                            ---------
                                                                                   Reference Entity Total      (8,116)
CAD/JPY EXCHANGE RATE:
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid CAD/JPY spot
                                         exchange rate during
                                         the Observation Period                      14.650        5/6/10      12,446
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid CAD/JPY spot
                                         exchange rate during
                                         the Observation Period                      14.500        5/6/10       7,624
                                                                                                            ---------
                                                                                   Reference Entity Total      20,070



                51 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

GBP/CAD EXCHANGE RATE
Credit Suisse International         25   The Historic Volatility
                                         of the mid GBP/CAD spot
                                         exchange rate during
                                         the Observation Period                      12.450        4/8/10     (47,561)
USD/JPY EXCHANGE RATE
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid USD/JPY spot
                                         exchange rate during
                                         the Observation Period                       9.900       4/23/10     (37,006)
USD/NOK EXCHANGE RATE
Credit Suisse International         25   The Historic Volatility
                                         of the mid USD/NOK spot
                                         exchange rate during
                                         the Observation Period                      10.900       4/19/10     (32,864)
USD/SEK EXCHANGE RATE:
Credit Suisse International         25   The Historic Volatility
                                         of the mid USD/SEK spot
                                         exchange rate during
                                         the Observation Period                      12.050       4/12/10      24,335
Credit Suisse International         25   The Historic Volatility
                                         of the mid USD/SEK spot
                                         exchange rate during
                                         the Observation Period                      11.650       4/16/10       2,300
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid USD/SEK spot
                                         exchange rate during
                                         the Observation Period                      12.700        4/9/10      29,499
Deutsche Bank AG                    25   The Historic Volatility
                                         of the mid USD/SEK spot
                                         exchange rate during
                                         the Observation Period                      11.850       4/15/10     (12,261)
Merrill Lynch International         25   The Historic Volatility
                                         of the mid USD/SEK spot
                                         exchange rate during
                                         the Observation Period                      12.150       4/12/10      22,931
Merrill Lynch International         25   The Historic Volatility
                                         of the mid USD/SEK spot
                                         exchange rate during
                                         the Observation Period                      11.800       4/12/10      11,367
                                                                                                            ---------
                                                                                   Reference Entity Total      78,171
                                                                                                            ---------
                                                                                   Total Volatility Swaps   $   2,036
                                                                                                            =========


                52 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF MARCH 31, 2010 IS AS FOLLOWS:

                                                                NOTIONAL
                                            SWAP TYPE FROM       AMOUNT
SWAP COUNTERPARTY                          FUND PERSPECTIVE      (000'S)             VALUE
-----------------                        -------------------   ----------         -----------
Banco Santander SA, Inc.:
                                         Interest Rate              9,870   BRR   $     8,075
                                         Interest Rate             90,600   MXN       398,343
                                                                                  -----------
                                                                                      406,418
Barclays Bank plc:
                                         Credit Default Buy
                                         Protection            $    3,270             (12,585)
                                         Credit Default Sell
                                         Protection                71,688            (142,647)
                                         Interest Rate          2,299,000   HUF       777,831
                                                                                  -----------
                                                                                      622,599
Citibank NA:
                                         Interest Rate          1,017,000   HUF       203,447
                                         Interest Rate            553,000   JPY       (32,735)
                                         Total Return               1,970   CHF        15,350
                                         Total Return               9,578   EUR       439,708
                                         Total Return               4,642   GBP       321,309
                                         Total Return               8,285            (523,292)
                                                                                  -----------
                                                                                      423,787
Citibank NA, New York:
                                         Credit Default Buy
                                         Protection                 7,290            (149,429)
                                         Credit Default Sell
                                         Protection                34,070             (54,598)
                                         Total Return           1,199,897   JPY       994,958
                                                                                  -----------
                                                                                      790,931
Credit Suisse International:
                                         Credit Default Buy
                                         Protection                 7,290             (96,568)
                                         Credit Default Sell
                                         Protection                59,080           1,801,050
                                         Interest Rate             12,920   BRR        (6,216)
                                         Interest Rate             35,800   MXN       160,400
                                         Volatility                   175             (57,731)
                                                                                  -----------
                                                                                    1,800,935
Deutsche Bank AG:
                                         Credit Default Buy
                                         Protection                 9,120            (289,106)
                                         Credit Default Sell
                                         Protection                 7,140              18,071
                                         Total Return              11,316             595,731
                                         Volatility                   200              (5,627)
                                                                                  -----------
                                                                                      319,069
Goldman Sachs Group, Inc. (The):
                                         Interest Rate             89,190   BRR       896,801
                                         Interest Rate            635,900   MXN     2,118,154
                                         Interest Rate             21,600              33,069


                53 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                         Total Return               5,125   EUR      (184,277)
                                         Total Return              27,068             374,876
                                                                                  -----------
                                                                                    3,238,623
Goldman Sachs International:
                                         Credit Default Buy
                                         Protection                 7,140            (210,329)
                                         Credit Default Sell
                                         Protection                28,872             316,635
                                                                                  -----------
                                                                                      106,306
JPMorgan Chase Bank NA:
                                         Interest Rate             15,800   BRR       509,756
                                         Interest Rate             22,880   CAD       302,363
                                         Interest Rate          2,285,000   HUF       873,464
                                         Interest Rate          1,407,100   JPY      (228,824)
                                         Interest Rate            331,000   MXN       (37,590)
                                                                                  -----------
                                                                                    1,419,169
JPMorgan Chase Bank NA, London Branch:
                                         Credit Default Buy
                                         Protection                 4,900             (14,637)
                                         Credit Default Sell
                                         Protection                 2,800             (83,648)
                                                                                  -----------
                                                                                      (98,285)
JPMorgan Chase Bank NA, NY Branch        Credit Default Sell       54,850           1,925,547
                                         Protection
Merrill Lynch International              Volatility                   125              65,394
Morgan Stanley:
                                         Interest Rate             59,610   BRR         8,300
                                         Total Return               3,840   EUR      (271,822)
                                         Total Return               9,127   GBP       542,665
                                         Total Return              13,313             140,291
                                                                                  -----------
                                                                                      419,434
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy
                                         Protection                 7,220             (75,318)
                                         Credit Default Sell
                                         Protection                58,990            (104,697)
                                         Currency                 271,430   RUR    (1,529,457)
                                                                                  -----------
                                                                                   (1,709,472)
UBS AG:
                                         Credit Default Sell
                                         Protection                37,190             889,026
                                         Total Return               1,280   EUR       (46,928)
                                         Total Return              64,127           2,435,378
                                                                                  -----------
                                                                                    3,277,476
Westpac Banking Corp.                    Interest Rate             24,000   AUD      (295,556)
                                                                                  -----------
   Total Swaps                                                                    $12,712,375
                                                                                  ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
CHF   Swiss Franc
EUR   Euro
GBP   British Pounds Sterling
HUF   Hungarian Forint


                54 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

JPY   Japanese Yen
MXN   Mexican Nuevo Peso
RUR   Russian Ruble

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS             VALUE       PERCENT
-------------------        --------------   -------
United States              $2,938,466,820     62.5%
Brazil                        245,650,938      5.2
Turkey                        131,227,504      2.8
Mexico                        118,210,741      2.5
Indonesia                     115,924,389      2.5
Russia                        109,144,217      2.3
Japan                          98,719,180      2.1
South Africa                   77,770,443      1.7
Colombia                       71,069,065      1.5
Kazakhstan                     56,272,410      1.2
Italy                          53,195,402      1.1
Ukraine                        51,709,903      1.1
Korea, Republic of South       49,632,157      1.1
Peru                           43,259,282      0.9
Venezuela                      41,440,544      0.9
Israel                         40,825,479      0.9
Supranational                  40,479,301      0.9
Poland                         36,913,720      0.8
United Kingdom                 36,628,146      0.8
Argentina                      35,850,688      0.8
Egypt                          35,182,757      0.7
Philippines                    29,686,293      0.6
Canada                         28,622,242      0.6
India                          28,200,323      0.6
Germany                        27,408,880      0.6
Hungary                        26,504,353      0.6
Uruguay                        17,616,188      0.4
The Netherlands                16,867,904      0.4
Panama                         15,320,588      0.3
Ghana                          12,856,507      0.3
Bermuda                        11,784,326      0.3
Austria                        11,041,798      0.2
France                          9,536,888      0.2
Malaysia                        5,660,509      0.1
Dominican Republic              5,565,530      0.1
Chile                           5,093,835      0.1
Trinidad & Tobago               4,947,025      0.1
United Arab Emirates            2,895,274      0.1
Belgium                         2,444,164      0.1
Denmark                         2,251,093       --
Australia                       1,995,549       --
Sweden                          1,822,703       --
European Union                  1,496,400       --
Greece                          1,289,600       --
Belize                          1,132,850       --
Swaziland                       1,126,720       --
Norway                            800,851       --
Vietnam                           382,435       --
                           --------------    ------
Total                      $4,701,923,914    100.0%
                           ==============    ======


                55 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2010, the Fund changed its name from Oppenheimer Strategic Bond Fund/VA to Oppenheimer Global Strategic Income Fund/VA.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market


                56 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities           $147,166,820
Sold securities                  21,656,531

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases


                57 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost                                $49,838,186
Market Value                        $21,400,189
Market Value as a % of Net Assets          0.46%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As of March 31, 2010, there were no restrictions on the Fund's ability to withdraw investments from LAF at will. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.


                58 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the "master funds"). Each master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund's investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds' expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in the master funds.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.


                59 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $32,009,195, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $19,134,630 as of March 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of March 31, 2010 the Fund has required certain counterparties to post collateral of $654,866.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,996,728, for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of March 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS


                60 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.


                61 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 31, 2010 was as follows:

                                    PUT OPTIONS
                            ------------------------
                              NUMBER OF    AMOUNT OF
                              CONTRACTS     PREMIUMS
                            ------------   ---------
Options outstanding as of
   December 31, 2009         108,600,000   $ 106,195
Options closed or expired   (108,600,000)   (106,195)
                            ------------   ---------
Options outstanding as of
   March 31, 2010                     --   $      --
                            ============   =========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative


                62 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.


                63 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     VOLATILITY SWAP CONTRACTS. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The


                64 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

     appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price.

     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of March 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2010, the Fund had on loan securities valued at $5,064,790. Collateral of $5,163,000 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

UNFUNDED PURCHASE AGREEMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $13,540,208 at March 31, 2010. The following agreements are subject to funding based on the borrower's discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

As of March 31, 2010, the Fund had unfunded purchase agreements as follows:

                                                       COMMITMENT
                                                      TERMINATION    UNFUNDED
                                                          DATE        AMOUNT
                                                      -----------   ----------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.     10/23/13    $8,671,477


                65 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                                COMMITMENT
                                                    INTEREST   TERMINATION    UNFUNDED     UNREALIZED
                                                      RATE         DATE        AMOUNT     DEPRECIATION
                                                    --------   -----------   ----------   ------------
Deutsche Bank AG; An unfunded agreement that the
Fund receives 0.125% quarterly; and will pay out,
upon request, up to 4,868,731 USD to a Peruvian
Trust through Deutsche Bank's Global Note
Program. Upon funding requests, the unfunded
portion decreases and new structured securities
will be created and held by the Fund to maintain
a consistent exposure level.                          0.50%      9/20/10     $4,868,731     $299,798

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $4,660,291,905
Federal tax cost of other investments    1,009,230,843
                                        --------------
Total federal tax cost                  $5,669,522,748
                                        ==============
Gross unrealized appreciation           $  262,261,801
Gross unrealized depreciation             (205,189,889)
                                        --------------
Net unrealized appreciation             $   57,071,912
                                        ==============


                66 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                            Shares      Value
                                                            ------   ----------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--11.3%
AUTO COMPONENTS--1.0%
Lear Corp.(1)                                                  950   $   75,383
HOTELS, RESTAURANTS & LEISURE--0.5%
Brinker International, Inc.                                  2,080       40,102
HOUSEHOLD DURABLES--1.7%
Mohawk Industries, Inc.(1)                                   2,380      129,424
MEDIA--8.1%
Comcast Corp., Cl. A                                         6,930      130,423
News Corp., Inc., Cl. A                                      6,828       98,391
Time Warner Cable, Inc.                                      3,610      192,449
Viacom, Inc., Cl. B(1)                                       5,480      188,402
                                                                     ----------
                                                                        609,665
                                                                     ----------
CONSUMER STAPLES--5.0%
BEVERAGES--2.0%
Molson Coors Brewing Co., Cl. B, Non-Vtg.                    3,542      148,977
FOOD & STAPLES RETAILING--3.0%
Kroger Co. (The)                                             3,460       74,944
Walgreen Co.                                                 4,064      150,734
                                                                     ----------
                                                                        225,678
                                                                     ----------
ENERGY--15.7%
ENERGY EQUIPMENT & SERVICES--1.6%
Ensco PLC, Sponsored ADR                                     2,720      121,802
OIL, GAS & CONSUMABLE FUELS--14.1%
Apache Corp.                                                 2,236      226,954
Chevron Corp.                                                4,860      368,534
CONSOL Energy, Inc.                                          3,500      149,310
EOG Resources, Inc.                                            450       41,823
Exxon Mobil Corp.                                            1,114       74,616
Marathon Oil Corp.                                           5,028      159,086
Royal Dutch Shell plc, ADR                                     650       37,609
                                                                     ----------
                                                                      1,057,932
                                                                     ----------
FINANCIALS--21.4%
CAPITAL MARKETS--4.7%
Goldman Sachs Group, Inc. (The)                              1,150      196,225
Morgan Stanley                                               5,374      157,404
                                                                     ----------
                                                                        353,629
                                                                     ----------
COMMERCIAL BANKS--2.2%
Comerica, Inc.                                                 620       23,585
PNC Financial Services Group, Inc.                           1,370       81,789
Wells Fargo & Co.                                            2,050       63,796
                                                                     ----------
                                                                        169,170
                                                                     ----------
DIVERSIFIED FINANCIAL SERVICES--5.5%
Bank of America Corp.                                        4,570       81,575
JPMorgan Chase & Co.                                         7,360      329,360
                                                                     ----------
                                                                        410,935
                                                                     ----------
INSURANCE--9.0%
ACE Ltd.                                                     3,100      162,130


                          1 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                            Shares      Value
                                                            ------   ----------
INSURANCE CONTINUED
Allstate Corp.                                               1,960   $   63,328
Assurant, Inc.                                               3,000      103,140
Genworth Financial, Inc., Cl. A(1)                           3,300       60,522
MetLife, Inc.                                                6,670      289,078
                                                                     ----------
                                                                        678,198
                                                                     ----------
HEALTH CARE--12.7%
HEALTH CARE PROVIDERS & SERVICES--4.3%
Aetna, Inc.                                                  5,940      208,553
WellPoint, Inc.(1)                                           1,800      115,884
                                                                     ----------
                                                                        324,437
                                                                     ----------
PHARMACEUTICALS--8.4%
Biovail Corp.                                                5,400       90,558
Merck & Co., Inc.                                            6,660      248,751
Pfizer, Inc.                                                12,409      212,814
Teva Pharmaceutical Industries Ltd., Sponsored ADR           1,320       83,266
                                                                     ----------
                                                                        635,389
                                                                     ----------
INDUSTRIALS--11.4%
AEROSPACE & DEFENSE--1.5%
AerCap Holdings NV(1)                                        4,740       54,605
Lockheed Martin Corp.                                          710       59,086
                                                                     ----------
                                                                        113,691
                                                                     ----------
ELECTRICAL EQUIPMENT--1.7%
General Cable Corp.(1)                                       4,830      130,410
                                                                     ----------
INDUSTRIAL CONGLOMERATES--3.5%
Tyco International Ltd.                                      6,870      262,778
                                                                     ----------
MACHINERY--3.0%
Navistar International Corp.(1)                              5,013      224,231
                                                                     ----------
ROAD & RAIL--1.1%
CSX Corp.                                                      780       39,702
Norfolk Southern Corp.                                         720       40,241
                                                                     ----------
                                                                         79,943
                                                                     ----------
TRADING COMPANIES & DISTRIBUTORS--0.6%
Aircastle Ltd.                                               5,050       47,824
                                                                     ----------
INFORMATION TECHNOLOGY--9.4%
COMMUNICATIONS EQUIPMENT--3.2%
Motorola, Inc.(1)                                           17,380      122,008
QUALCOMM, Inc.                                               1,340       56,267
Research in Motion Ltd.(1)                                     890       65,816
                                                                     ----------
                                                                        244,091
                                                                     ----------
COMPUTERS & PERIPHERALS--3.2%
Dell, Inc.(1)                                               11,000      165,110
Hewlett-Packard Co.                                          1,470       78,131
                                                                     ----------
                                                                        243,241
                                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Corning, Inc.                                                1,000       20,210
                                                                     ----------


                          2 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                            Shares      Value
                                                            ------   ----------
OFFICE ELECTRONICS--0.6%
Xerox Corp.                                                  4,230   $   41,243
SOFTWARE--2.1%
Oracle Corp.                                                 6,150      157,994
MATERIALS--4.1%
CHEMICALS--3.5%
Celanese Corp., Series A                                     4,730      150,651
Potash Corp. of Saskatchewan, Inc.                             930      110,996
                                                                     ----------
                                                                        261,647
                                                                     ----------
METALS & MINING--0.6%
Xstrata plc, Unsponsored ADR(1)                             11,920       44,581
                                                                     ----------
TELECOMMUNICATION SERVICES--3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
AT&T, Inc.                                                   8,682      224,343
                                                                     ----------
UTILITIES--3.9%
ELECTRIC UTILITIES--2.9%
Edison International, Inc.                                   4,350      148,640
Exelon Corp.                                                 1,606       70,359
                                                                     ----------
                                                                        218,999
                                                                     ----------
MULTI-UTILITIES--1.0%
PG&E Corp.                                                   1,784       75,670
                                                                     ----------
Total Common Stocks (Cost $6,229,490)                                 7,371,617
                                                                     ----------

                                   Expiration   Strike
                                      Date       Price   Contracts
                                   ----------   ------   ---------
OPTIONS PURCHASED--0.0%
Aetna, Inc. Put(1)                   4/19/10      $31        4               36
Aetna, Inc. Put(1)                   7/19/10       30        4              324
WellPoint, Inc. Put(1)               4/19/10       60        6               96
                                                                     ----------
Total Options Purchased (Cost $2,328)                                       456
                                                                     ----------

                                                            Shares
                                                           -------
INVESTMENT COMPANIES--2.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
   Shares, 0.00%(2,3)                                        1,207        1,207
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.15%(2,4)                                              169,318      169,318
                                                                     ----------
Total Investment Companies (Cost $170,525)                              170,525
                                                                     ----------
TOTAL INVESTMENTS, AT VALUE (COST $6,402,343)                100.1%   7,542,598
                                                                     ----------
Liabilities in Excess of Other Assets                         (0.1)     (11,163)
                                                           -------   ----------
Net Assets                                                   100.0%  $7,531,435
                                                           =======   ==========

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of March 31, 2010.

(3.) Interest rate is less than 0.0005%.


                          3 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES          GROSS        GROSS         SHARES
                                                     DECEMBER 31, 2009   ADDITIONS   REDUCTIONS   MARCH 31, 2010
                                                     -----------------   ---------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E        340,073        1,404,890    1,575,645       169,318

                                                       VALUE    INCOME
                                                     --------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $169,318    $137

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                                                      LEVEL 3--
                                  LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                  UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                                -------------   -----------------   ------------   ----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary         $  854,574           $--              $--        $  854,574
   Consumer Staples                  374,655            --               --           374,655
   Energy                          1,179,734            --               --         1,179,734
   Financials                      1,611,932            --               --         1,611,932
   Health Care                       959,826            --               --           959,826
   Industrials                       858,877            --               --           858,877
   Information Technology            706,779            --               --           706,779
   Materials                         306,228            --               --           306,228
   Telecommunication Services        224,343            --               --           224,343
   Utilities                         294,669            --               --           294,669
Options Purchased                        456            --               --               456
Investment Companies                 170,525            --               --           170,525
                                  ----------           ---              ---        ----------
Total Assets                      $7,542,598           $--              $--        $7,542,598
                                  ==========           ===              ===        ==========

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                          4 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated


                          5 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.


                          6 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.


                          7 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost          $6,585,499
                                ==========
Gross unrealized appreciation   $1,017,451
Gross unrealized depreciation      (60,352)
                                ----------
Net unrealized appreciation     $  957,099
                                ==========


                          8 | Oppenheimer Value Fund/VA

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 05/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 05/11/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/11/2010